[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

ANNUAL REPORT

INSTITUTIONAL SHARES

MARCH 31, 2003

LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER,

   Amid a difficult investment terrain, global equity markets succumbed to further declines in the 12 months ended March 31, 2003. During the period, a mix of geopolitical and economic concerns sent many stock markets to their third straight year of losses.

   In this annual report, we review the performance of the financial markets and our mutual funds. We also share with you our perspective on the dynamics shaping today's investment environment and our outlook for the Nicholas-Applegate Institutional Funds.

   Despite lower returns for many of our funds during much of the 12-month period, we are encouraged that performance in the first quarter of 2003 showed a marked improvement from the prior three quarters. Throughout the fiscal year, we continued to adhere to our investment philosophy and process of identifying positive and sustainable change, as well as timeliness of investment. Our style has delivered value added over the long term, and we expect it to do so going forward.

   Early in the fiscal year, the performance of global markets was severely hampered by geopolitical developments such as the heightened instability in the Middle East. Heading into the first quarter of 2003, as a United States-led war in Iraq became imminent, markets succumbed to increased volatility amid questions on the duration and outcome of the campaign.

   Sluggish economic and corporate earnings growth globally was also a key source of investor anxiety. In the United States, economic growth, which looked good at the start of the first quarter of 2003, declined in February and March, indicating that the economy continued to struggle. In Europe, economic indicators deteriorated, led by weakness in Germany, where the economy seemed poised for a recession. In Japan, the economic expansion we saw through late last year appeared to have stagnated.

   Against this backdrop, there were some positive developments. During the fourth quarter of 2002, the Federal Reserve, after 11 interest-rate cuts in 2001, moved to further reduce short-term interest rates by 50 basis points, to 1.25%. The substantial cut resulted in the lowest rates since 1961. As a result, demand for mortgage refinancing and home purchases served as an economic bright spot in 2002.

   In addition, we believe the recent geopolitical and economic volatility may have obscured the underlying fundamentals of the US economy, several of which are quite positive. We believe stock valuations are at attractive levels, interest rates remain historically low, and capital spending is likely to increase in 2003 and 2004.

   As diligent stock pickers, we believe the market downturn has created abundant opportunities. Many companies globally are well positioned for an economic recovery in the months ahead. For example, US companies have built significant earnings leverage into their operations, due to cost cutting and productivity increases amid difficult economic conditions in the last three years. In addition, the government's goal to implement measures to jump-start the US economy should provide a welcome tonic for companies with little pricing power. This should lend support to the equity market going forward.

   Among international markets, we believe the long-term positive trends of company restructurings and industry deregulation remain sources of exciting opportunities. Solid economic growth in some Asian nations and the recent rebound in Latin American equity markets also inspire optimism.

   Already this year, we have started to see "normalcy" returning to many developed and emerging markets. Companies that exceed expectations are once again outperforming the broader market, which rewards our investment philosophy, and the funds. With the reemergence of a stock picker's market, performance has been strong across many of our disciplines.

   During the fiscal year, we embarked on a number of organizational developments aimed at enhancing our ability to deliver strong investment results. As part of Nicholas-Applegate's ongoing quest to add depth and resources to our investment team, we welcomed Horacio A. Valeiras, CFA, in August 2002 as our new Chief Investment Officer. Mr. Valeiras, formerly Head of Global Core Equity at Morgan Stanley Investment Management, is a highly respected team leader with experience across a broad range of investment disciplines. Mr. Valeiras has already instituted some changes in team structures and accountability that are having positive results. During this period, Stephen Sexauer and Linda Ba joined our equity teams. Mr. Sexauer as Lead Portfolio Manager on the Value team and Ms. Ba as an Investment Analyst on the International Equity team. Both individuals bring depth of experience and strong track records in portfolio management.

   Another key development during the fiscal year was the reorganization of our firm. In October 2002, Nicholas-Applegate announced an organizational restructuring to achieve several business objectives -- improved investment performance, more focused client service, appropriate scale, and greater efficiency. In the investment area, for example, we are adopting a number of measures to ensure that we achieve accountability of results, improve portfolio construction, and reduce redundancy in research and analysis -- all with the goal of strengthening investment performance. For more details about the restructuring, please visit our Web site at www.nicholas-applegate.com.

   On behalf of everyone at the firm, thank you for your support of the Nicholas-Applegate Institutional Funds. We appreciate your confidence throughout the challenging investment environment of the last few years. Through strict adherence to our proven investment approach, we remain confident in our ability to deliver strong capital appreciation over time.

Best regards,


/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr.
Chairman
March 31, 2003

TABLE OF CONTENTS

                                                                               PAGE
The Funds' Review and Outlook, Performance and Schedule of Investments
   Worldwide Growth                                                               1
   Global Select                                                                  6
   International Core Growth                                                     11
   International Growth Opportunities                                            17
   International Structured                                                      24
   Emerging Countries                                                            29
   U.S. Large Cap Select Growth                                                  35
   U.S. Equity Growth                                                            39
   Emerging Growth                                                               44
   Growth Discovery                                                              51
   Large Cap Value                                                               57
   Value Opportunities                                                           61
   Convertible                                                                   66
   High Yield Bond                                                               71
The Funds':
   Financial Highlights                                                          78
   Statements of Assets and Liabilities                                          84
   Statements of Operations                                                      88
   Statements of Changes in Net Assets                                           92
   Notes to the Financial Statements                                             97
   Report of Independent Auditors                                               107

----------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I Shares. Distributor:
Nicholas-Applegate Securities.

                      (This page intentionally left blank)

WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: CATHERINE SOMHEGYI NICHOLAS, Lead Portfolio Manager; PEDRO
V. MARCAL, Lead Portfolio Manager; STEPHEN ROSS, Lead Portfolio Manager; LORETTA
J. MORRIS, Lead Portfolio Manager; ANDREW BEAL, Lead Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager

   CHIEF INVESTMENT OFFICER:  HORACIO A. VALEIRAS, CFA

   GOAL: The Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment in growth-oriented companies around the world, including the United States.

   MARKET OVERVIEW: Equity markets worldwide registered declines during the 12 months ended March 31, 2003. In the United States, the S&P 500 Index fell 24.76%. Overseas, developed markets shed 23.17%, as measured by the MSCI EAFE Index, and emerging markets lost 20.58%, as measured by the MSCI EMF Index. During the period, growth stocks outperformed value stocks. Key factors that drove markets lower included:

   - Geopolitical tensions arising from the buildup and eventual start of the US-led war with Iraq

   - Rising oil prices

   - Sluggish economic and corporate earnings growth

   While the climate was overwhelmingly unfavorable, there were some bright spots. The US Federal Reserve cut short-term interest rates in November by 50 basis points to 1.25%, their lowest level since 1961. Record-low interest rates coupled with high demand fueled the housing markets in the United States as well as in the UK.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund lost 28.87%, versus a 23.71% drop in the MSCI All Country World Free Index.

   PORTFOLIO SPECIFICS: Stock selection in France, the UK, and among financial services and producers/ manufacturing companies detracted from results versus the benchmark this period. A modest overweight in the technology sector, a group that trailed the broad market, was another negative.

   On the positive side, issue selection and an underweight in Germany helped results, as did stock selection in the United States and in the retail and commercial/industrial sectors. Several healthcare positions also made a positive contribution to the fund's returns. Among them were Forest Labs, a US-based specialty pharmaceutical firm; Teva Pharmaceutical Industries, a generic drug company headquartered in Israel; and Medtronic, a US manufacturer of medical devices.

   Our bottom-up stock selection did not result in any major changes to country weights during the fiscal year.

   MARKET OUTLOOK: Geopolitical concerns are currently driving the global equity markets. Economic fundamentals also remain weak, especially in Germany, France, and Japan. Inflation continues to be tame, however, and there are signs capital equipment spending is beginning to stabilize, which bodes well for future growth. Although international companies are not yet doing so, US companies generally have been meeting or exceeding earnings expectations.

   We are confident our focus on companies' fundamental strengths will result in significant long-term capital appreciation for the Fund. Near term, however, we believe the weak economic environment warrants the somewhat defensive positioning of the Worldwide Growth Fund going into the second quarter of 2003.

WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX FREE.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                                                         SINCE
     1 YEAR                              5 YEARS                       INCEPTION
     -28.87%                             -4.61%                         5.73%

                  WORLDWIDE GROWTH FUND      MSCI ALL COUNTRY
                  INSTITUTIONAL SHARES       WORLD FREE INDEX
 4/19/1993           $       250,000         $       250,000
 4/30/1993           $       252,968         $       261,350
 5/31/1993           $       264,155         $       267,492
 6/30/1993           $       263,470         $       265,753
 7/31/1993           $       266,210         $       271,254
 8/31/1993           $       284,018         $       284,112
 9/30/1993           $       284,475         $       279,338
10/31/1993           $       285,388         $       287,607
11/30/1993           $       268,493         $       272,651
12/31/1993           $       286,073         $       287,402
 1/31/1994           $       307,534         $       306,457
 2/28/1994           $       306,849         $       302,013
 3/31/1994           $       300,228         $       288,453
 4/30/1994           $       306,393         $       296,298
 5/31/1994           $       300,228         $       298,047
 6/30/1994           $       295,205         $       296,586
 7/31/1994           $       302,968         $       303,141
 8/31/1994           $       315,297         $       313,933
 9/30/1994           $       310,731         $       306,555
10/31/1994           $       312,329         $       314,403
11/30/1994           $       297,032         $       300,758
12/31/1994           $       294,625         $       301,810
 1/31/1995           $       283,169         $       295,684
 2/28/1995           $       290,730         $       298,848
 3/31/1995           $       299,207         $       312,535
 4/30/1995           $       310,891         $       323,911
 5/31/1995           $       310,891         $       327,474
 6/30/1995           $       316,618         $       327,540
 7/31/1995           $       339,070         $       343,392
 8/31/1995           $       338,154         $       335,872
 9/30/1995           $       346,631         $       345,109
10/31/1995           $       334,946         $       339,345
11/30/1995           $       337,925         $       350,035
12/31/1995           $       339,841         $       360,571
 1/31/1996           $       343,812         $       368,575
 2/29/1996           $       350,819         $       370,123
 3/31/1996           $       360,162         $       375,823
 4/30/1996           $       383,285         $       384,993
 5/31/1996           $       387,489         $       385,378
 6/30/1996           $       385,153         $       387,498
 7/31/1996           $       364,599         $       373,006
 8/31/1996           $       373,008         $       377,594
 9/30/1996           $       385,621         $       391,527
10/31/1996           $       385,854         $       393,093
11/30/1996           $       403,887         $       414,123
12/31/1996           $       402,740         $       408,119
 1/31/1997           $       416,508         $       414,975
 2/28/1997           $       412,206         $       420,619
 3/31/1997           $       407,616         $       412,206
 4/30/1997           $       417,656         $       425,438
 5/31/1997           $       444,333         $       450,837
 6/30/1997           $       468,715         $       473,920
 7/31/1997           $       503,998         $       495,341
 8/31/1997           $       476,174         $       460,568
 9/30/1997           $       515,185         $       485,116
10/31/1997           $       473,305         $       456,252
11/30/1997           $       473,717         $       463,232
12/31/1997           $       474,948         $       469,301
 1/31/1998           $       485,099         $       479,625
 2/28/1998           $       518,321         $       512,432
 3/31/1998           $       550,620         $       534,312
 4/30/1998           $       570,307         $       539,335
 5/31/1998           $       571,845         $       529,088
 6/30/1998           $       588,763         $       538,611
 7/31/1998           $       597,903         $       538,773
 8/31/1998           $       500,112         $       463,291
 9/30/1998           $       510,613         $       472,510
10/31/1998           $       538,178         $       515,650
11/30/1998           $       579,280         $       546,950
12/31/1998           $       655,344         $       572,329
 1/31/1999           $       711,146         $       584,004
 2/28/1999           $       692,545         $       569,346
 3/31/1999           $       739,379         $       594,966
 4/30/1999           $       771,931         $       620,669
 5/31/1999           $       762,298         $       598,759
 6/30/1999           $       816,107         $       628,578
 7/31/1999           $       822,086         $       626,000
 8/31/1999           $       823,747         $       625,249
 9/30/1999           $       836,701         $       618,497
10/31/1999           $       888,517         $       649,792
11/30/1999           $     1,006,433         $       670,001
12/31/1999           $     1,223,995         $       725,812
 1/31/2000           $     1,150,256         $       686,691
 2/29/2000           $     1,308,031         $       689,026
 3/31/2000           $     1,285,112         $       734,295
 4/30/2000           $     1,171,514         $       701,325
 5/31/2000           $     1,097,444         $       683,090
 6/30/2000           $     1,192,772         $       706,247
 7/31/2000           $     1,137,634         $       685,483
 8/31/2000           $     1,237,281         $       706,802
 9/30/2000           $     1,144,610         $       667,998
10/31/2000           $     1,043,634         $       654,906
11/30/2000           $       908,501         $       614,302
12/31/2000           $       914,633         $       624,560
 1/31/2001           $       888,789         $       640,362
 2/28/2001           $       772,707         $       586,507
 3/31/2001           $       691,670         $       547,035
 4/30/2001           $       760,004         $       586,860
 5/31/2001           $       730,655         $       580,345
 6/30/2001           $       698,240         $       562,587
 7/31/2001           $       668,891         $       553,698
 8/31/2001           $       615,450         $       528,228
 9/30/2001           $       539,669         $       480,001
10/31/2001           $       550,620         $       490,177
11/30/2001           $       594,424         $       520,323
12/31/2001           $       608,441         $       525,214
 1/31/2002           $       592,672         $       510,823
 2/28/2002           $       581,721         $       507,094
 3/31/2002           $       611,508         $       530,014
 4/30/2002           $       596,176         $       513,213
 5/31/2002           $       590,482         $       513,931
 6/30/2002           $       546,239         $       482,582
 7/31/2002           $       489,732         $       442,093
 8/31/2002           $       489,294         $       443,242
 9/30/2002           $       449,432         $       394,619
10/31/2002           $       477,467         $       423,663
11/30/2002           $       497,617         $       446,837
12/31/2002           $       459,945         $       425,523
 1/31/2003           $       442,861         $       413,098
 2/28/2003           $       434,976         $       405,868
 3/31/2003           $       434,976         $       404,326

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International All Country World Index Free ("MSCI ACWI Free") over the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Morgan Stanley Capital International All Country World Free Index is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI Free Index is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

WORLDWIDE GROWTH FUND

                                                     NUMBER
                                                    OF SHARES       VALUE
-----------------------------------------------------------------------------
COMMON STOCKS -- 96.9%

AUSTRALIA -- 0.7%
   Woolworths, Ltd.                                    37,200   $     274,930
                                                                -------------
BERMUDA -- 1.5%
   RenaissanceRe Holdings, Ltd.                         8,600         344,430
   Tyco International, Ltd.                            21,300         273,918
                                                                -------------
                                                                      618,348
                                                                -------------
CANADA -- 4.2%
   Biovail Corp.*                                       5,400         215,298
   Cott Corp.*                                         17,900         314,145
   Encana Corp.                                         6,400         207,104
   Royal Bank of Canada                                10,800         417,852
   Telus Corp.                                         28,400         318,377
   Westjet Airlines, Ltd.*                             28,700         306,326
                                                                -------------
                                                                    1,779,102
                                                                -------------
FRANCE -- 4.5%
   Alcatel S.A. Cl. A*                                 44,600         305,145
   Aventis S.A                                          4,500         197,545
   Axa S.A                                             17,200         203,077
   BNP Paribas S.A.*                                   10,600         424,499
   France Telecom S.A.*^                               12,400         252,892
   JC Decaux S.A.*                                     29,600         281,006
   Vivendi Universal S.A.*                             15,900         211,324
                                                                -------------
                                                                    1,875,488
                                                                -------------
GERMANY -- 0.6%
   Volkswagen AG*                                       8,000         254,904
                                                                -------------
HONG KONG -- 0.4%
   Wah Sang Gas Holdings, Ltd.*                       884,000          91,807
   Xinao Gas Holdings, Ltd.*                          364,000          87,273
                                                                -------------
                                                                      179,080
                                                                -------------
IRELAND -- 2.0%
   Bank of Ireland                                     39,700         421,943
   Ryanair Holdings PLC -- ADR*                        10,500         435,435
                                                                -------------
                                                                      857,378
                                                                -------------
ISRAEL -- 0.9%
   Teva Pharmaceutical Industries,
    Ltd. -- ADR                                         8,700         362,355
                                                                -------------
ITALY -- 0.5%
   ENI SpA*                                            15,500         207,022
                                                                -------------
JAPAN -- 5.5%
   Dai Nippon Printing Co., Ltd.                       43,000         411,216
   FANUC, Ltd.                                         10,100         437,797
   Japan Telecom Co., Ltd.                                100         270,703
   KAO Corp.                                           18,000         363,552
   Mitsubishi Tokyo Financial
    Group, Inc.                                            98         371,901
   Sony Corp.-Spon. -- ADR                              5,800   $     203,754
   Tokyo Electron, Ltd.^                                6,000         234,778
                                                                -------------
                                                                    2,293,701
                                                                -------------
LUXEMBOURG -- 0.7%
   Arcelor S.A                                         35,600         313,105
                                                                -------------
NETHERLANDS -- 1.3%
   Aegon NV*                                           23,500         176,425
   ING Groep NV                                        16,400         189,515
   Philips Electronics N.V.*                           11,100         174,296
                                                                -------------
                                                                      540,236
                                                                -------------
SINGAPORE -- 0.9%
   Flextronics International, Ltd.*                    43,700         381,064
                                                                -------------
SOUTH KOREA -- 0.2%
   Samsung Electronics Co., Ltd.                          470         106,405
                                                                -------------
SPAIN -- 0.7%
   Repsol YPF S. A.*                                   21,200         305,824
                                                                -------------
SWEDEN -- 0.5%
   Hennes & Mauritz AB -- B Shares                     10,000         209,932
                                                                -------------
SWITZERLAND -- 3.1%
   Alcon, Inc.                                          8,200         336,364
   Roche Holding AG-Genusschein                         3,500         209,516
   UBS AG                                              17,600         748,825
                                                                -------------
                                                                    1,294,705
                                                                -------------
TAIWAN -- 0.4%
   Taiwan Semiconductor
    Manufacturing Co., Ltd. -- ADR*                    26,600         181,944
                                                                -------------
UNITED KINGDOM -- 12.0%
   Amdocs, Ltd.*                                       33,900         450,192
   British Sky Broadcasting
    Group PLC*                                         56,200         556,536
   Diageo PLC*                                         10,600         108,739
   Exel PLC                                            35,000         311,191
   GlaxoSmithKline PLC                                 20,400         358,890
   Hbos PLC                                            22,000         225,859
   HSBC Holdings PLC                                   70,000         720,243
   Imperial Tobacco Group PLC                          19,300         306,591
   Lloyds Tsb Group PLC
    Spons. -- ADR                                      10,100         210,080
   Man Group PLC                                       22,500         345,510
   Royal Bank of Scotland Group PLC                    25,030         563,782
   Shell Transport & Trading Co. PLC                   35,800         216,446
   Vodafone Group PLC-
    Spons. -- ADR                                      35,000         637,700
                                                                -------------
                                                                    5,011,759
                                                                -------------
UNITED STATES -- 56.3%
   3M Co.                                               3,600         468,108
   Adobe Systems, Inc.                                  3,100          95,573
   Agco Corp.*                                         13,000         209,300

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                     NUMBER
                                                    OF SHARES       VALUE
-----------------------------------------------------------------------------
COMMON STOCKS  (continued)

UNITED STATES  (CONTINUED)
   American International Group, Inc.                   4,500   $     222,525
   Amgen, Inc.*                                         9,100         523,705
   Apache Corp.                                         3,390         209,299
   Apollo Group, Inc. Cl. A*                           10,800         538,920
   Applied Materials, Inc.*                            15,500         194,990
   Ball Corp.                                           8,700         484,590
   Bank of America Corp.                                4,600         307,464
   Barr Laboratories, Inc.*                             6,150         350,550
   BEA Systems, Inc.*                                  18,300         186,477
   Bear Stearns Co., Inc.                               4,300         282,080
   BJ Services Co.*                                    12,800         440,192
   Borland Software Corp.*                             16,000         147,200
   Burlington Resources, Inc.                           4,600         219,466
   Cisco Systems, Inc.*                                30,000         389,400
   Citigroup, Inc.*                                    18,400         633,880
   Cognizant Technology
    Solutions Corp. Cl. A*                              3,000         202,050
   Comcast Corp. Cl. A*                                19,700         541,553
   ConocoPhillips                                       6,100         326,960
   Constar International, Inc.*                         7,900          50,094
   Dell Computer Corp.*                                13,200         360,492
   Dow Chemical Co.                                    11,200         309,232
   Du Pont (Ei) De Nemours                              5,900         229,274
   eBay, Inc.*                                          2,700         230,283
   ENSCO International, Inc.                           16,800         428,568
   EOG Resources, Inc.                                  5,100         201,756
   Forest Laboratories, Inc. Cl. A.*                    7,900         426,363
   Fox Entertainment Group, Inc. Cl. A.*               15,200         405,384
   FTI Consulting, Inc.*                                7,100         328,162
   Gap, Inc.                                           21,100         305,739
   General Electric Co.                                32,200         821,100
   Gilead Sciences, Inc.*                              14,800         621,452
   GTECH Holdings Corp.*                               13,800         450,708
   Imation Corp.*                                       5,600         208,432
   Intel Corp.                                         13,400         218,152
   International Business
    Machines Corp.                                      7,000         549,010
   Intuit, Inc.*                                        2,100          78,120
   J.B. Hunt Transport Services, Inc.*                  7,000         188,440
   Johnson & Johnson                                   15,100         873,837
   Lowe's Companies, Inc.                               8,000         326,560
   Medtronic, Inc.                                      6,100         275,232
   Merck & Co., Inc.                                   10,200         558,756
   Microsoft Corp.                                     34,100         825,561
   Mid Atlantic Medical Services, Inc.*                11,200         454,160
   Nextel Communications, Inc. Cl. A*                  16,400         219,596
   Noble Corp.*                                         9,400         295,348
   Nortel Networks Corp.*                              96,000         199,680
   Pfizer, Inc.                                        25,400         791,464
   Pharmaceutical Resoures, Inc.*                      11,200         475,776
   Premcor, Inc.*                                      13,600         349,384
   QUALCOMM, Inc.                                      12,200         439,932
   Safeco Corp.                                        12,700         444,119
   Scripps EW Co. Cl. A                                 4,200         318,108
   Smith International, Inc.*                          15,500         546,065
   Stericycle, Inc.*                                    8,800   $     330,792
   Varian Medical Systems, Inc.*                        6,100         328,973
   VERITAS Software Corp.*                             18,500         325,230
   Viacom, Inc.-- Cl. B*                                5,500         200,860
   Wells Fargo & Co.                                    9,100         409,409
   Western Digital Corp.*                              41,800         378,708
   Xilinx, Inc.*                                       10,400         243,464
   Yahoo!, Inc.*                                       15,800         379,516
   Zimmer Holdings, Inc.*                               4,300         209,109
                                                                -------------
                                                                   23,584,682
                                                                -------------
TOTAL COMMON STOCKS
   (Cost: $40,655,793)                                             40,631,964
                                                                -------------

EQUITY-LINKED SECURITIES -- 1.1%

TAIWAN -- 1.1%
   Credit Suisse FB United
    Microelectric ELN -- 01/26/04                     237,000         132,720
   UBS Nanya Technology
    Corp. -- 03/17/04                                 366,000         204,960
   UBS Taiwan Semiconductor
    Manufacturing Co., Ltd. -- 1/13/04                107,100         130,662
                                                                -------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $552,107)                                                   468,342
                                                                -------------

RIGHT -- 0.1%

FRANCE -- 0.1%
   France Telecom S.A. -- 4/4/03
    (Cost: $43,013)                                    12,400          48,711
                                                                -------------

                                                    PRINCIPAL
                                                     AMOUNT
-----------------------------------------------------------------------------
TIME DEPOSIT -- 2.2%

   JP Morgan Chase London
    0.790%, 04/01/03
    (Cost: $903,194)                               $  903,194         903,194
                                                                -------------
TOTAL INVESTMENTS -- 100.3%
   (Cost: $42,154,107)                                             42,052,211
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (0.3%)                                            (134,606)
                                                                -------------
NET ASSETS -- 100.0%                                            $  41,917,605
                                                                =============

----------
* Non-income producing securities
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2003

WORLDWIDE GROWTH FUND

                                               PERCENTAGE OF
INDUSTRY                                         NET ASSETS
---------                                      -------------
Advertising Services                                 0.7%
Airlines                                             1.8
Applications Software                                2.2
Audio/Video Products                                 0.5
Auto -- Cars/Light Trucks                            0.6
Beverages -- non-Alcoholic                           0.7
Beverages-Wine/Spirits                               0.3
Broadcast Services/Programming                       1.0
Cable TV                                             2.6
Cellular Telecommunications                          2.0
Chemicals -- Diversified                             1.3
Commercial Banks Non -- US                           2.0
Computer Services                                    0.5
Computers                                            2.2
Computers -- Memory Devices                          2.2
Consulting Services                                  0.8
Containers -- Metal/Glass                            1.2
Containers -- Paper/Plastic                          0.1
Cosmetics & Toiletries                               0.9
Diversified Financial Services                       1.5
Diversified Manufacturing Operations                 3.7
Diversified Operations/Commercial Services           0.5
E-Commerce/Services                                  0.6
Electronic Components -- Miscellaneous               2.4
Electronic Components -- Semiconductors              1.8
Electronic Forms                                     0.2
Enterprise Software/Services                         0.4
Finance -- Investment Bankers/Brokers                0.7
Finance -- Other Services                            0.8
Food -- Retail                                       0.7
Gas -- Distribution                                  0.4
Hazardous Waste Disposal                             0.8
Lottery Services                                     1.1
Machinery -- Farm                                    0.5
Medical Instruments                                  0.7
Medical Products                                     3.4
Medical -- Biomedical/Genetics                       1.2%
Medical -- Drugs                                     7.4
Medical -- Generic Drugs                             2.0
Medical -- HMO                                       1.1
Money Center Banks                                   7.8
Multi -- line Insurance                              2.9
Multimedia                                           1.2
Networking Products                                  0.9
Oil Companies -- Exploration & Production            1.5
Oil Companies -- Integrated                          3.0
Oil Field Machinery & Equipment                      1.3
Oil Refining & Marketing                             0.8
Oil & Gas Drilling                                   1.7
Oil -- Field Services                                1.0
Optical Supplies                                     0.8
Printing -- Commercial                               1.0
Reinsurance                                          0.8
Retail -- Apparel/Shoe                               1.2
Retail -- Building Products                          0.8
Schools                                              1.3
Semiconductor Components --
   Integrated Circuits                               1.1
Semiconductor Equipment                              1.0
Software Tools                                       0.4
Steel -- Producers                                   0.7
Super -- Regional Banks -- US                        1.7
Telecommunications Equipment                         2.2
Telecommunications Services                          1.8
Telephone -- Integrated                              1.4
Therapeutics                                         1.5
Tobacco                                              0.7
Transport -- Services                                0.7
Transport -- Truck                                   0.5
Web Portals/ISP                                      0.9
Time Deposit                                         2.2
Liabilities in excess of other assets               (0.3)
                                                   -----
NET ASSETS                                         100.0%
                                                   =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL SELECT FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: CATHERINE SOMHEGYI NICHOLAS, Lead Portfolio Manager; PEDRO
V. MARCAL, Lead Portfolio Manager; STEPHEN ROSS, Lead Portfolio Manager; LORETTA
J. MORRIS, Lead Portfolio Manager; ANDREW BEAL, Lead Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the "best of the best" globally.

   MARKET OVERVIEW: Equity markets worldwide registered losses during the 12 months ended March 31, 2003. Uncertainties over the buildup and eventual war in Iraq contributed to sending markets lower. In addition, investors were discouraged by the global economic and earnings slowdown, rising oil prices and, early in the fiscal year, heightened tensions between Israel and Palestine.

   In the United States, the S&P 500 Index fell 24.76%. Overseas, developed markets shed 23.17%, as measured by the MSCI EAFE Index, and emerging markets lost 20.58%, as measured by the MSCI EMF Index. During the period, growth stocks outperformed value stocks.

   After showing signs of revival early this year, the US purchasing managers index in March pointed to a slowing US economy. In Europe, economic indicators also deteriorated further, led by weakness in Germany.

   While the climate was overwhelmingly unfavorable, there were some bright spots. The US Federal Reserve cut short-term interest rates in November by 50 basis points to 1.25%, their lowest level since 1961. Record-low interest rates coupled with high demand fueled the housing markets in the United States as well as in the United Kingdom.

   PERFORMANCE: The Fund lost 24.95% from April 1, 2002, through March 31, 2003, versus the MSCI All Country World Index Free, which fell 23.71%. Despite recent declines, the Fund rose 8.35%, annualized for the five years ended March 31, 2003. The MSCI All Country World Index Free dropped 5.42% during the same period.

   PORTFOLIO SPECIFICS: In a challenging environment, the Fund's performance kept pace with that of its benchmark. On the plus side, stock selection in the United States, particularly in the commercial/industrial and healthcare sectors bolstered returns. For example, Ball Corporation, a manufacturer of packaging materials headquartered in the United States, was among the Fund's top performers. Pharmaceutical Resources, a US-based generic drug company, also did well. International stock selection, particularly in Japan and in France, unfavorably impacted results, as did issue selection in the financial services sector.

   As of March 31, 2003, the Fund was overweighted the technology sector. As economic recoveries take hold globally, US technology companies could be among the best positioned for a pickup in revenue growth. We have already started to see gradual improvements in order rates. Toward the end of the fiscal year, we increased our weighting among generic drug companies in the healthcare sector as demographic trends are driving strong company fundamentals.

   MARKET OUTLOOK: Despite prevailing geopolitical and economic concerns, we are encouraged by a number of positive factors, such as the attractive equity valuations for many global companies and the continued low-interest rate environment. As a result, we are confident that consistent application of our investment philosophy and process will lead us to fundamentally sound companies that will benefit the Global Select Fund.

GLOBAL SELECT FUND INSTITUTIONAL SHARES

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL SELECT FUND INSTITUTIONAL SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX FREE.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                                                    SINCE
       1 YEAR                              5 YEAR                 INCEPTION
       -24.95%                              8.35%                   10.93%

                GLOBAL SELECT FUND     MSCI ALL COUNTRY
               INSTITUTIONAL SHARES    WORLD FREE INDEX
 9/30/1997         $   250,000            $   250,000
10/31/1997         $   235,000            $   235,125
11/30/1997         $   236,200            $   238,722
12/31/1997         $   247,000            $   241,850
 1/31/1998         $   255,800            $   247,170
 2/28/1998         $   275,000            $   264,077
 3/31/1998         $   296,200            $   275,353
 4/30/1998         $   310,400            $   277,941
 5/31/1998         $   311,200            $   272,660
 6/30/1998         $   325,800            $   277,568
 7/31/1998         $   334,000            $   277,651
 8/31/1998         $   277,000            $   238,753
 9/30/1998         $   286,800            $   243,504
10/31/1998         $   298,200            $   265,736
11/30/1998         $   319,687            $   281,866
12/31/1998         $   361,061            $   294,944
 1/31/1999         $   397,187            $   300,961
 2/28/1999         $   377,610            $   293,407
 3/31/1999         $   413,333            $   306,610
 4/30/1999         $   428,469            $   319,856
 5/31/1999         $   414,745            $   308,565
 6/30/1999         $   463,385            $   323,932
 7/31/1999         $   473,678            $   322,603
 8/31/1999         $   491,842            $   322,216
 9/30/1999         $   507,786            $   318,736
10/31/1999         $   557,636            $   334,864
11/30/1999         $   652,092            $   345,279
12/31/1999         $   828,075            $   374,040
 1/31/2000         $   772,143            $   353,880
 2/29/2000         $   903,653            $   355,083
 3/31/2000         $   870,639            $   378,412
 4/30/2000         $   805,975            $   361,421
 5/31/2000         $   766,140            $   352,024
 6/30/2000         $   816,070            $   363,958
 7/31/2000         $   792,060            $   353,257
 8/31/2000         $   854,814            $   364,244
 9/30/2000         $   789,332            $   344,247
10/31/2000         $   724,941            $   337,499
11/30/2000         $   659,497            $   316,575
12/31/2000         $   702,601            $   321,861
 1/31/2001         $   693,118            $   330,004
 2/28/2001         $   596,133            $   302,251
 3/31/2001         $   554,322            $   281,910
 4/30/2001         $   615,099            $   302,433
 5/31/2001         $   601,737            $   299,076
 6/30/2001         $   594,840            $   289,924
 7/31/2001         $   578,030            $   285,343
 8/31/2001         $   533,201            $   272,217
 9/30/2001         $   472,855            $   247,364
10/31/2001         $   489,235            $   252,608
11/30/2001         $   536,218            $   268,143
12/31/2001         $   559,495            $   270,664
 1/31/2002         $   553,891            $   263,248
 2/28/2002         $   552,598            $   261,326
 3/31/2002         $   589,237            $   273,138
 4/30/2002         $   573,288            $   264,479
 5/31/2002         $   562,081            $   264,850
 6/30/2002         $   515,097            $   248,694
 7/31/2002         $   465,958            $   227,828
 8/31/2002         $   470,269            $   228,421
 9/30/2002         $   437,078            $   203,363
10/31/2002         $   467,682            $   218,331
11/30/2002         $   495,269            $   230,273
12/31/2002         $   454,320            $   219,289
 1/31/2003         $   448,285            $   212,886
 2/28/2003         $   440,096            $   209,160
 3/31/2003         $   442,251            $   208,366

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International All Country World Free Index ("MSCI ACWI Free") over the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Morgan Stanley Capital International All Country World Free Index is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI Free Index is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

GLOBAL SELECT FUND

                                                     NUMBER
                                                    OF SHARES       VALUE
-----------------------------------------------------------------------------
COMMON STOCKS -- 98.5%

BERMUDA -- 2.0%
   RenaissanceRe Holdings, Ltd.                        14,200   $     568,710
   Tyco International, Ltd.                            48,000         617,280
   Wah Sang Gas Holdings, Ltd.                      1,732,000         179,874
                                                                -------------
                                                                    1,365,864
                                                                -------------
CANADA -- 4.1%
   Biovail Corp.*                                      16,300         649,881
   Cott Corp.*                                         40,400         709,020
   Encana Corp.                                        10,400         336,544
   Nortel Networks Corp.*^                            310,100         645,008
   Royal Bank of Canada                                13,500         522,315
                                                                -------------
                                                                    2,862,768
                                                                -------------
CAYMAN ISLAND -- 0.8%
   Garmin, Ltd.*                                       15,600         558,480
                                                                -------------
FRANCE -- 5.0%
   Alcatel S.A. Cl. A                                  71,300         487,822
   Aventis S.A                                         11,200         491,669
   Axa S.A                                             60,700         716,672
   BNP Paribas S.A                                     13,300         532,626
   France Telecom S.A.^                                14,900         303,878
   JC Decaux S.A.*                                     47,600         451,888
   Vivendi Universal S.A                               40,350         536,284
                                                                -------------
                                                                    3,520,839
                                                                -------------
GERMANY -- 0.5%
   Volkswagen AG                                       10,800         344,121
                                                                -------------
HONG KONG -- 0.7%
   Denway Motors, Ltd.                                456,000         188,552
   Skyworth Digital Holdings, Ltd.                  1,282,000         128,209
   Xinao Gas Holdings, Ltd.*                          716,000         171,668
                                                                -------------
                                                                      488,429
                                                                -------------
ISRAEL -- 0.7%
   Teva Pharmaceutical Industries,
    Ltd. -- ADR                                        11,500         478,975
                                                                -------------
JAPAN -- 3.5%
   FANUC, Ltd.                                         20,700         897,268
   KAO Corp.                                           27,000         545,328
   Mitsubishi Tokyo Financial Group, Inc.                 181         686,878
   Sony Corp.-Spon. -- ADR                              9,500         333,735
                                                                -------------
                                                                    2,463,209
                                                                -------------
LUXEMBOURG -- 0.8%
   Arcelor S.A                                         60,800         534,740
                                                                -------------
NETHERLANDS -- 2.5%
   Aegon NV                                            58,100         436,183
   Chicago Bridge & Iron Co. NV                        52,000         844,480
   ING Groep NV                                        40,500   $     468,010
                                                                -------------
                                                                    1,748,673
                                                                -------------
SINGAPORE -- 0.9%
   Flextronics International, Ltd.*                    76,400         666,208
                                                                -------------
SOUTH KOREA -- 0.2%
   Samsung Electronics Co., Ltd.                          720         163,004
                                                                -------------
SPAIN -- 1.0%
   Repsol YPF S. A                                     46,900         676,564
                                                                -------------
SWEDEN -- 0.9%
   Autoliv, Inc.                                       31,100         605,205
                                                                -------------
SWITZERLAND -- 3.4%
   Alcon, Inc.*                                        20,300         832,706
   UBS AG                                              35,500       1,510,415
                                                                -------------
                                                                    2,343,121
                                                                -------------
TAIWAN -- 0.9%
   Taiwan Semiconductor
    Manufacturing Co., Ltd. -- ADR*                    43,700         298,908
   United Microelectronics Corp. -- ADR*              105,600         317,856
                                                                -------------
                                                                      616,764
                                                                -------------
UNITED KINGDOM -- 9.6%
   Amdocs, Ltd.*                                       86,000       1,142,080
   British Sky Broadcasting Group
    PLC*                                              114,000       1,128,916
   Burberry Group PLC                                 213,688         797,128
   HSBC Holdings PLC (HK
    Registered)                                       134,400       1,382,867
   Royal Bank of Scotland Group PLC                    35,300         795,106
   Vodafone Group PLC                                 826,300       1,475,883
                                                                -------------
                                                                    6,721,980
                                                                -------------
UNITED STATES -- 61.0%
   3M Co.                                               4,550         591,636
   Amazon.com, Inc.*^                                  28,800         749,664
   Amgen, Inc.*                                        13,400         771,170
   Apache Corp.                                         5,530         341,422
   Ask Jeeves, Inc.*                                  106,100         751,188
   AT&T Corp. -- Liberty Media Corp. -- Cl. A*         63,200         614,936
   Ball Corp.                                          15,900         885,630
   Barr Laboratories, Inc.*                             5,850         333,450
   Bear Stearns Co., Inc.                               7,900         518,240
   Biosite Diagnostics, Inc.*                          22,100         848,861
   BJ Services Co.*                                    21,200         729,068
   Burlington Resources, Inc.                           7,500         357,825
   Cisco Systems, Inc.*                                49,500         642,510
   Citigroup, Inc.                                     34,600       1,191,970
   Cognizant Technology Solutions Corp. Cl. A*          7,500         505,125

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                     NUMBER
                                                    OF SHARES       VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (continued)

UNITED STATES  (CONTINUED)
   Comcast Corp. Cl. A*                                45,900   $   1,261,791
   ConocoPhillips                                      13,900         745,040
   Constar International, Inc.*                        11,700          74,190
   Crown Holdings, Inc.*                               77,800         437,236
   Dell Computer Corp.*                                35,400         966,774
   eBay, Inc.*                                          6,900         588,501
   EMCOR Group, Inc.*                                   7,400         357,050
   ENSCO International, Inc.                           48,800       1,244,888
   EOG Resources, Inc.                                 12,500         494,500
   Forest Laboratories, Inc. Cl. A.*                   13,100         707,007
   Fox Entertainment Group, Inc. Cl. A.*               32,600         869,442
   FTI Consulting, Inc.*                               14,000         647,080
   Gap, Inc.                                           36,100         523,089
   General Electric Co.                                53,200       1,356,600
   Gilead Sciences, Inc.*                              22,600         948,974
   GTECH Holdings Corp.*                               32,300       1,054,918
   Imation Corp.*                                      14,100         524,802
   J.B. Hunt Transport Services, Inc.*                 13,300         358,036
   Johnson & Johnson                                   25,100       1,452,537
   LookSmart, Ltd.*                                   151,500         418,140
   Lowe's Companies, Inc.                              18,300         747,006
   Lucent Technologies, Inc.*                         221,500         325,605
   Medtronic, Inc.                                     15,200         685,824
   Merck & Co., Inc.                                   13,400         734,052
   Microsoft Corp.                                     57,600       1,394,496
   Mid Atlantic Medical Services, Inc.*                20,100         815,055
   Nextel Communications, Inc. Cl. A*                  47,200         632,008
   Pfizer, Inc.                                        40,000       1,246,400
   Pharmaceutical Product Development, Inc.*           22,200         596,092
   Pharmaceutical Resources, Inc.*                     21,700         921,816
   Premcor, Inc.*                                      30,080         772,755
   QUALCOMM, Inc.                                      27,700         998,862
   Quiksilver, Inc.*                                   28,400         869,608
   Safeco Corp.                                        18,300         639,951
   Scripps Co. Cl. A                                    7,200         545,328
   Smith International, Inc.*                          26,100         919,503
   Stericycle, Inc.*                                   20,200         759,318
   USA Interactive, Inc.*^                             19,900         533,121
   VERITAS Software Corp.*                             58,400       1,026,672
   Viacom, Inc. -- Cl. B*                              13,600         496,672
   Wells Fargo & Co.                                   11,900         535,381
   Western Digital Corp.*                              74,600         675,876
   Yahoo!, Inc.*                                       35,100         843,102
                                                                -------------
                                                                   42,577,793
                                                                -------------
TOTAL COMMON STOCKS
   (Cost: $66,515,762)                                          $  68,736,737
                                                                -------------

EQUITY-LINKED SECURITIES -- 1.7%

NETHERLAND ANTILLES -- 0.2%
   Merrill Lynch High Tech -- 11/21/05                 42,100         170,084
                                                                -------------
TAIWAN -- 1.5%
   UBS Nanya Technology
    Corp. -- 03/17/04                                 902,000         505,120
   UBS Taiwan Semiconductor
    Manufacturing Co., Ltd. -- 1/13/04                439,400         536,068
                                                                -------------
                                                                    1,041,188
                                                                -------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $1,346,062)                                               1,211,272
                                                                -------------

RIGHT -- 0.1%

FRANCE -- 0.1%
   France Telecom S.A. -- 4/4/03
    (Cost: $47,372)                                    14,900          58,532
                                                                -------------

                                                    PRINCIPAL
                                                     AMOUNT
-----------------------------------------------------------------------------
TIME DEPOSIT -- 0.2%

   JP Morgan Chase London
    0.790%, 04/01/03
    (Cost: $127,615)                               $  127,615         127,615
                                                                -------------
TOTAL INVESTMENTS -- 100.5%
   (Cost: $68,036,811)                                             70,134,156
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (0.5%)                                            (358,422)
                                                                -------------
NET ASSETS -- 100.0%                                            $  69,775,734
                                                                =============

----------
* Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2003

GLOBAL SELECT FUND

                                               PERCENTAGE OF
INDUSTRY                                         NET ASSETS
---------                                      -------------
Advertising Services                                 0.7%
Apparel Manufacturers                                2.4
Applications Software                                2.0
Audio/Video Products                                 0.7
Auto -- Cars/Light Trucks                            0.8
Auto/Truck Parts & Equipment -- Original             0.9
Beverages -- non-Alcoholic                           1.0
Broadcast Services/Programming                       2.1
Building -- Heavy Construction                       1.2
Cable TV                                             4.2
Cellular Telecommunications                          3.0
Commercial Banks Non -- US                           0.8
Computer Services                                    0.7
Computers                                            1.6
Computers -- Memory Devices                          3.2
Consulting Services                                  0.9
Containers -- Metal/Glass                            1.9
Containers -- Paper/Plastic                          0.1
Cosmetics & Toiletries                               0.8
Diagnostic Kits                                      1.2
Diversified Financial Services                       1.7
Diversified Manufacturing Operations                 3.7
Diversified Operations/Commercial
   Services                                          0.8
E-Commerce/Products                                  1.1
E-Commerce/Services                                  0.8
Electronic Components --
   Miscellaneous                                     2.2
Electronic Components --
   Semiconductors                                    1.0
Electronic Measure Instruments                       0.8
Engineering/R&D Services                             0.5
Finance -- Investment Bankers/Brokers                0.7
Gas -- Distribution                                  0.5
Hazardous Waste Disposal                             1.1
Internet Content -- Info/News                        1.7%
Lottery Services                                     1.5
Medical Instruments                                  1.0
Medical Products                                     2.1
Medical -- Biomedical/Genetics                       1.1
Medical -- Drugs                                     6.2
Medical -- Generic Drugs                             1.8
Medical -- HMO                                       1.2
Money Center Banks                                   7.0
Multi -- line Insurance                              3.2
Multimedia                                           1.5
Networking Products                                  1.4
Oil Companies -- Exploration &
   Production                                        1.7
Oil Companies -- Integrated                          2.5
Oil Field Machinery & Equipment                      1.3
Oil Refining & Marketing                             1.1
Oil & Gas Drilling                                   1.8
Oil -- Field Services                                1.0
Optical Supplies                                     1.2
Reinsurance                                          0.8
Research&Development                                 0.8
Retail -- Apparel/Shoe                               0.7
Retail -- Building Products                          1.1
Semiconductor Components --
   Integrated Circuits                               1.6
Steel -- Producers                                   0.8
Super-Regional Banks -- US                           0.8
Telecommunications Equipment                         3.1
Telecommunications Services                          1.6
Telephone -- Integrated                              0.5
Therapeutics                                         1.4
Transport -- Truck                                   0.5
Web Portals/ISP                                      1.2
Time Deposit                                         0.2
Liabilities in excess of other assets               (0.5)
                                                   -----
NET ASSETS                                         100.0%
                                                   =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: LORETTA J. MORRIS, Lead Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager; ANDREW BEAL, Lead Portfolio Manager; JASON CAMPBELL, Portfolio Manager; MICHAEL J. FREDERICKS, Product Specialist; LINDA BA, Investment Analyst; JON BORCHARDT, Investment Analyst; JOHN CASARIETTI, Investment Analyst; REBECCA K. HAGSTROM, CFA, Investment Analyst; CHRISTOPHER A. HERRERA, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

   MARKET OVERVIEW: Stock prices among developed non-US markets posted declines between April 1, 2002, and March 31, 2003. During the period, turmoil in the Middle East, the prospect of a US-led invasion of Iraq, and weak global economic data eroded investor confidence.

   While the buildup and eventual start of the war in Iraq was an overhang on stock prices, poor economic fundamentals were the primary driver of weak markets in most of the world. In the UK, consumer confidence sank to its lowest level since 1995. German consumer confidence was also at an eight-year low, and, across the Eurozone, economic growth forecasts were revised downward. Finally, in Japan, consumer spending remained tepid amid record high unemployment.

   On a positive note, the euro and yen gained significantly versus the US dollar during the period, boosting international equity returns for US-based investors.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund lost 25.28% versus a 23.17% decline in the MSCI EAFE Index.

   PORTFOLIO SPECIFICS: Stock selection in Japan and the financial services sector was the primary contributor to the fund's modest underperformance during the fiscal year, as several of our Japanese bank holdings underperformed. An underweight in Australia, a country that performed relatively well, also hurt relative returns.

   On the plus side, stock selection and an underweight position in Germany helped results versus the benchmark. Issue selection in Canada and the insurance services and energy sectors also boosted relative performance. The fund's top-performing holdings included SAP AG of Germany, a leading provider of enterprise resource planning software, and Petro-Canada, a diversified oil and gas company capitalizing on robust demand and innovative technologies.

   At March 31, 2003, as a result of our bottom-up stock selection process, the Fund was overweight the energy sector, where we own a number of oil drilling and oil services companies, and modestly underweight healthcare and utilities. From a country perspective, Canada was the fund's largest overweight. The Fund had less exposure than the benchmark to France, Germany, the UK, and Japan.

   MARKET OUTLOOK: We are cautiously optimistic that once the situation in Iraq has been resolved, investors will resume their focus on rewarding companies poised for strong earnings growth. We are also optimistic that once businesses look beyond current uncertainties, we will likely see a pickup in capital spending.

   As events unfold, we believe our continued commitment to identifying positive change at the company level will lead us to promising opportunities in international markets.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES WITH THE MSCI EAFE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                                      SINCE
        1 YEAR               5 YEARS                INCEPTION
        -25.28%               -5.96%                  2.09%

                  INTERNATIONAL CORE GROWTH
                  FUND INSTITUTIONAL SHARES         MSCI EAFE INDEX
12/27/1996               $     250,000               $     250,000
12/31/1996               $     252,400               $     249,475
 1/31/1997               $     274,600               $     240,744
 2/28/1997               $     277,200               $     244,682
 3/31/1997               $     282,600               $     245,568
 4/30/1997               $     286,600               $     246,871
 5/31/1997               $     313,200               $     262,935
 6/30/1997               $     331,200               $     277,436
 7/31/1997               $     352,400               $     281,924
 8/31/1997               $     334,000               $     260,869
 9/30/1997               $     358,600               $     275,482
10/31/1997               $     328,800               $     254,307
11/30/1997               $     325,131               $     251,715
12/31/1997               $     329,722               $     253,910
 1/31/1998               $     341,826               $     265,523
 2/28/1998               $     365,199               $     282,560
 3/31/1998               $     386,902               $     291,261
 4/30/1998               $     398,171               $     293,566
 5/31/1998               $     407,979               $     292,141
 6/30/1998               $     412,779               $     294,353
 7/31/1998               $     431,143               $     297,337
 8/31/1998               $     369,373               $     260,500
 9/30/1998               $     351,843               $     252,514
10/31/1998               $     358,312               $     278,836
11/30/1998               $     379,862               $     293,121
12/31/1998               $     400,734               $     304,685
 1/31/1999               $     416,179               $     303,785
 2/28/1999               $     399,064               $     296,545
 3/31/1999               $     411,796               $     308,923
 4/30/1999               $     426,823               $     321,440
 5/31/1999               $     410,335               $     304,887
 6/30/1999               $     442,685               $     316,773
 7/31/1999               $     457,296               $     326,189
 8/31/1999               $     464,392               $     327,380
 9/30/1999               $     471,488               $     330,675
10/31/1999               $     502,378               $     343,061
11/30/1999               $     567,497               $     354,981
12/31/1999               $     677,509               $     386,841
 1/31/2000               $     629,265               $     362,261
 2/29/2000               $     705,704               $     372,013
 3/31/2000               $     665,814               $     386,434
 4/30/2000               $     610,886               $     366,099
 5/31/2000               $     578,515               $     357,157
 6/30/2000               $     609,633               $     371,125
 7/31/2000               $     582,692               $     355,566
 8/31/2000               $     606,083               $     358,652
 9/30/2000               $     566,819               $     341,189
10/31/2000               $     530,897               $     333,129
11/30/2000               $     504,920               $     320,637
12/31/2000               $     521,115               $     332,033
 1/31/2001               $     505,364               $     331,862
 2/28/2001               $     462,991               $     306,983
 3/31/2001               $     426,165               $     286,519
 4/30/2001               $     455,671               $     306,430
 5/31/2001               $     441,029               $     295,615
 6/30/2001               $     423,281               $     283,526
 7/31/2001               $     413,076               $     278,367
 8/31/2001               $     395,994               $     271,324
 9/30/2001               $     364,270               $     243,839
10/31/2001               $     363,827               $     250,081
11/30/2001               $     371,147               $     259,309
12/31/2001               $     375,362               $     260,839
 1/31/2002               $     358,724               $     246,989
 2/28/2002               $     361,164               $     248,718
 3/31/2002               $     380,909               $     262,173
 4/30/2002               $     379,134               $     263,904
 5/31/2002               $     378,690               $     267,255
 6/30/2002               $     365,823               $     256,618
 7/31/2002               $     331,215               $     231,290
 8/31/2002               $     328,109               $     230,758
 9/30/2002               $     296,385               $     205,975
10/31/2002               $     306,812               $     217,036
11/30/2002               $     315,242               $     226,889
12/31/2002               $     303,263               $     219,266
 1/31/2003               $     292,614               $     210,122
 2/28/2003               $     288,399               $     205,310
 3/31/2003               $     284,628               $     201,430

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

INTERNATIONAL CORE GROWTH FUND

                                                     NUMBER
                                                    OF SHARES       VALUE
-----------------------------------------------------------------------------
COMMON STOCKS -- 91.1%

AUSTRALIA -- 2.5%
   Australia & New Zealand
    Banking Group, Ltd.                               106,500   $   1,153,938
   Foster's Group, Ltd.                               185,000         495,254
   News Corporation, Ltd.^                            122,000         794,014
                                                                -------------
                                                                    2,443,206
                                                                -------------
BELGIUM -- 1.0%
   Interbrew                                           45,700         925,547
                                                                -------------
BERMUDA -- 0.4%
   Nabors Industries, Ltd.*                             9,700         386,739
                                                                -------------
CANADA -- 5.9%
   Canadian National Railway F/P                       21,200         907,360
   Encana Corp.                                        34,800       1,129,678
   Loblaw Cos., Ltd.                                   10,100         364,258
   Petro-Canada                                        14,000         475,883
   Placer Dome, Inc.                                   48,900         479,220
   Shopper's Drug Mart Co. 144A*                       25,200         394,031
   Suncor Energy, Inc.                                 39,100         680,751
   Talisman Energy, Inc.                               15,500         614,730
   Telus Corp.                                         26,300         294,835
   Telus Corp. Non Vtg Shares                          32,729         347,994
                                                                -------------
                                                                    5,688,740
                                                                -------------
CAYMAN ISLAND -- 1.1%
   Noble Corp.*                                        20,800         653,536
   Transocean Sedco Forex, Inc.                        20,200         413,090
                                                                -------------
                                                                    1,066,626
                                                                -------------
DENMARK -- 0.6%
   TDC A/S^                                            23,500         554,213
                                                                -------------
FINLAND -- 1.2%
   Nokia Corp. -- ADR                                  61,500         861,615
   Nokia OYJ^                                          20,100         277,673
                                                                -------------
                                                                    1,139,288
                                                                -------------
FRANCE -- 3.4%
   Alcatel S.A. Cl. A                                  83,700         572,661
   BNP Paribas S.A.*                                   26,800       1,073,261
   France Telecom S.A.^                                22,400         456,837
   Suez S.A                                            50,000         581,064
   Vivendi Universal S.A                               42,300         562,202
                                                                -------------
                                                                    3,246,025
                                                                -------------
GERMANY -- 3.4%
   BASF AG                                             17,000         632,754
   Deutsche Telekom AG                                 54,400         600,143
   E.On AG                                             25,300       1,043,006
   Siemens AG                                          23,500         969,313
                                                                -------------
                                                                    3,245,216
                                                                -------------
HONG KONG -- 1.4%
   CLP Holdings, Ltd.                                 148,000   $     611,017
   CNOOC, Ltd.                                        542,000         722,718
                                                                -------------
                                                                    1,333,735
                                                                -------------
HUNGARY -- 0.9%
   OTP Bank Rt                                         83,300         816,180
                                                                -------------
IRELAND -- 1.2%
   Bank of Ireland                                     19,300         206,179
   Bank of Ireland                                     84,500         898,090
                                                                -------------
                                                                    1,104,269
                                                                -------------
ISRAEL -- 1.6%
   Teva Pharmaceutical
    Industries, Ltd.-- ADR                             38,000       1,582,700
                                                                -------------
ITALY -- 3.5%
   ENI SpA                                             40,700         543,601
   Mediaset SpA                                       101,700         772,386
   Snam Rete Gas                                      300,000       1,054,099
   UniCredito Italiano SpA                            249,600         950,549
                                                                -------------
                                                                    3,320,635
                                                                -------------
JAPAN -- 17.1%
   Asahi Glass Co., Ltd.^                             116,000         622,162
   Bridgestone Corp.                                   56,000         657,851
   Canon, Inc.                                         26,000         907,742
   Dai Nippon Printing Co., Ltd.                       81,000         774,616
   FANUC, Ltd.                                         19,800         858,256
   Hoya Corp.                                          16,700       1,006,957
   Japan Telecom Co., Ltd.                                300         812,110
   KAO Corp.                                           44,000         888,683
   Kddi Corporation                                       220         649,351
   Keyence Corp.                                        5,350         827,450
   Millea Holdings, Inc.                                  104         645,505
   Mitsubishi Estate                                   93,000         572,525
   Mitsubishi Tokyo Financial
    Group, Inc.                                           172         652,724
   Nomura Holdings, Inc.                               75,000         781,118
   Shin-Etsu Chemical Co., Ltd.                        32,100         993,481
   Sony Corp.                                          20,800         736,718
   Sumitomo Mitsui Financial Group                        105         187,721
   Takeda Chemical Industries, Ltd.                    27,300       1,019,894
   Tokyo Electric Power Co., Inc.                      35,700         681,907
   Tokyo Gas Co., Ltd.                                225,000         698,263
   Toyota Motor Corp.                                  40,600         902,184
   Yamato Transport Co., Ltd.                          50,000         563,754
                                                                -------------
                                                                   16,440,972
                                                                -------------
NETHERLAND ANTILLES -- 0.9%
   Schlumberger, Ltd.                                  23,600         897,036
                                                                -------------
NETHERLANDS -- 5.2%
   Aegon NV                                            84,900         637,383
   ING Groep NV                                        64,900         749,972
   Philips Electronics NV                              35,000         549,583

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                     NUMBER
                                                    OF SHARES       VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (continued)

NETHERLANDS (CONTINUED)
   Royal Dutch Petroleum
    NY Shares                                          27,300   $   1,112,475
   Tpg NV                                              62,300         949,025
   Unilever NV -- Cva                                  16,000         952,399
                                                                -------------
                                                                    4,950,837
                                                                -------------
NORWAY -- 0.7%
   Statoil ASA                                         84,300         656,352
                                                                -------------
REPUBLIC OF CHINA -- 0.9%
   China Telecom Corp., Ltd.*                       3,000,000         538,500
   Jiangsu Exprsswy Co., Ltd.                       1,036,000         342,037
                                                                -------------
                                                                      880,537
                                                                -------------
RUSSIAN FEDERATION -- 0.8%
   LUKOIL Holding -- ADR                               10,000         557,000
   YUKOS Corp. -- ADR^                                  1,700         248,200
                                                                -------------
                                                                      805,200
                                                                -------------
SINGAPORE -- 0.0%
   Singapore Press Holdings, Ltd.                       2,000          20,168
                                                                -------------
SOUTH KOREA -- 3.3%
   LG Chemical, Ltd.                                   18,460         566,551
   LG Electronics, Inc.*                               26,560         849,022
   Samsung Electronics
    Co., Ltd. 144A -- GDR                               8,400         949,200
   SK Telecom Co., Ltd.                                 6,500         792,778
                                                                -------------
                                                                    3,157,551
                                                                -------------
SPAIN -- 3.5%
   Banco Popular Espanol S.A                           14,400         622,246
   Endesa S.A                                          77,600         944,150
   Repsol YPF S. A                                     63,400         914,587
   Telefonica S.A.*                                    89,852         840,259
                                                                -------------
                                                                    3,321,242
                                                                -------------
SWEDEN -- 2.7%
   Hennes & Mauritz AB Cl. B                           35,700         749,456
   Skandinaviska Enskilda
    Banken AB Cl. A                                   111,400         965,674
   Svenska Cellulosa AB Cl. B                          27,800         877,054
                                                                -------------
                                                                    2,592,184
                                                                -------------
SWITZERLAND -- 4.7%
   Credit Suisse Group*                                70,100       1,218,950
   Novartis AG                                         38,668       1,432,042
   Roche Holding AG-Genusschein                        16,200         969,758
   UBS AG                                              19,800         842,428
                                                                -------------
                                                                    4,463,178
                                                                -------------
TAIWAN -- 0.4%
   Taiwan Semiconductor
    Manufacturing Co., Ltd. -- ADR*                    52,900         361,836
                                                                -------------
UNITED KINGDOM -- 22.8%
   AstraZeneca PLC                                     32,000   $   1,091,028
   Barclays PLC                                       140,500         810,597
   Barclays PLC -- ADR                                  3,800          88,692
   BHP Billiton, Ltd.                                 144,900         726,045
   BP Amoco PLC                                       170,800       1,083,275
   British Sky Broadcasting
    Group PLC*                                        101,100       1,001,170
   Diageo PLC                                         117,400       1,204,338
   Exel PLC                                            83,400         741,522
   Gallaher Group PLC                                 127,500       1,229,351
   GlaxoSmithKline PLC                                 95,900       1,687,134
   HBOS PLC                                           111,300       1,142,642
   HSBC Holdings PLC                                  146,000       1,497,729
   Kingfisher PLC                                     121,000         439,895
   Man Group PLC                                       60,400         927,503
   MMO2 PLC*                                          524,000         370,647
   National Grid Group PLC                            150,600         922,428
   Prudential PLC                                     157,800         769,481
   Royal Bank of Scotland Group PLC                    95,779       2,157,351
   Six Continents PLC                                  83,000         790,444
   Tesco PLC                                          252,300         710,857
   Vodafone Group PLC                               1,005,200       1,795,422
   Vodafone Group PLC-Spons. -- ADR                    39,500         719,690
                                                                -------------
                                                                   21,907,241
                                                                -------------
TOTAL COMMON STOCKS
   (Cost: $88,531,529)                                             87,307,453
                                                                -------------

PREFERRED STOCKS -- 2.5%

BRAZIL -- 2.5%
   Aracruz Celulose S.A. -- ADR                        30,700         614,307
   Companhia de Bebidas
    das Americas -- ADR                                40,600         673,960
   Petroleo Brasileiro S.A. -- ADR                     34,200         470,592
   Uniao de Bancos
    Brasileiros S.A. -- ADR                            45,000         651,150
                                                                -------------
                                                                    2,410,009
                                                                -------------
TOTAL PREFERRED STOCKS
   (Cost: $2,290,748)                                               2,410,009
                                                                -------------

WARRANT -- 0.7%

IRELAND -- 0.7%
   Ryanair Zero Strike Call
    (Cost: $648,620)                                  102,000         687,849
                                                                -------------

CONVERTIBLE PREFERRED STOCK -- 0.3%

JAPAN -- 0.3%
   Sumitomo Mitsui Financial
    Group, Inc. 2.25%, 7/11/06
    (Cost: $372,064)                               45,000,000         274,353
                                                                -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                     NUMBER
                                                    OF SHARES       VALUE
-----------------------------------------------------------------------------
RIGHT -- 0.1%

FRANCE -- 0.1%
   France Telecom S.A. -- 4/4/03^
    (Cost: $56,292)                                    22,400   $      87,994
                                                                -------------

OPTION -- 0.0%

HONG KONG -- 0.0%
   Hong Kong Dollar
    7.82 USD Put 10/07/04
    (Cost: $26,277)                                 4,610,000           4,610
                                                                -------------

                                                    PRINCIPAL
                                                     AMOUNT
-----------------------------------------------------------------------------
TIME DEPOSIT -- 16.6%

   Brown Brothers Harriman & Co.
    0.790%, 04/01/03
    (Cost: $15,960,364)                         $  15,960,364      15,960,364
                                                                -------------
TOTAL INVESTMENTS -- 111.3%
   (Cost: $107,885,894)                                           106,732,632
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (11.3%)                                        (10,859,171)
                                                                -------------
NET ASSETS -- 100.0%                                            $  95,873,461
                                                                =============

----------
* Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2003

INTERNATIONAL CORE GROWTH FUND

                                               PERCENTAGE OF
INDUSTRY                                         NET ASSETS
---------                                      -------------
Airlines                                             0.7%
Audio/Video Products                                 0.8
Auto -- Cars/Light Trucks                            0.9
Beverages -- Wine/Spirits                            1.3
Brewery                                              2.2
Building Products -- Doors&Windows                   0.6
Cable TV                                             1.0
Cellular Telecommunications                          3.0
Chemicals -- Diversified                             1.7
Commercial Banks Non -- US                           6.5
Cosmetics & Toiletries                               0.9
Diversified Manufacturing Operations                 1.0
Diversified Minerals                                 0.8
Diversified Operations                               0.8
Diversified Operations/Commercial
   Services                                          0.6
Electric Products -- Miscellaneous                   0.9
Electric -- Integrated                               3.4
Electric -- Transmission                             1.0
Electronic Components --
   Miscellaneous                                     1.5
Electronic Components --
   Semiconductors                                    1.0
Electronic Measure Instruments                       0.9
Finance -- Investment Bankers/Brokers                0.8
Finance -- Other Services                            1.0
Food -- Miscellaneous/Diversified                    1.0
Food -- Retail                                       1.1
Gas -- Distribution                                  0.7
Gas -- Transportation                                1.1
Gold Mining                                          0.5
Life/Health Insurance                                0.8
Medical -- Drugs                                     8.1
Money Center Banks                                  10.4
Multi -- line Insurance                              1.4
Multimedia                                           0.8%
Office Automation & Equipment                        0.9
Oil Companies -- Exploration & Production            1.4
Oil Companies -- Integrated                          7.5
Oil Refining & Marketing                             0.7
Oil & Gas Drilling                                   1.5
Oil -- Field Services                                0.9
Optical Supplies                                     1.0
Other                                                0.0
Paper & Related Products                             1.6
Petrochemicals                                       0.6
Printing -- Commercial                               0.8
Property/Casualty Insurance                          0.7
Public Thoroughfares                                 0.4
Publishing -- Newspapers                             0.0
Real Estate Management/Services                      0.6
Retail -- Apparel/Shoe                               0.8
Retail -- Building Products                          0.5
Retail -- Drug Store                                 0.4
Rubber -- Tires                                      0.7
Semiconductor Components --
   Integrated Circuits                               0.4
Telecommunications Equipment                         1.8
Telecommunications Services                          2.1
Telephone -- Integrated                              4.2
Television                                           0.8
Tobacco                                              1.3
Transport -- Rail                                    0.9
Transport -- Services                                1.8
Transport -- Truck                                   0.6
Water                                                0.6
Time Deposit                                        16.6
Liabilities in excess of other assets              (11.3)
                                                   -----
NET ASSETS                                         100.0%
                                                   =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH OPPORTUNITIES FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: LORETTA J. MORRIS, Lead Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager; ANDREW BEAL, Lead Portfolio Manager; JASON CAMPBELL, Portfolio Manager; LINDA BA, Investment Analyst; JON BORCHARDT, Investment Analyst; JOHN CASARIETTI, Investment Analyst; REBECCA K. HAGSTROM, CFA; Investment Analyst; CHRISTOPHER A. HERRERA, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; MICHAEL J. FREDERICKS, Product Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the bottom 25% of publicly traded companies as measured by the market capitalization in each country.

   MARKET OVERVIEW: During the 12 months ended March 31, 2003, investors sent international stock prices sharply lower. Factors driving the downturn included:

   - Geopolitical concerns, culminating in a US-led invasion of Iraq

   - Deterioration in economic indicators in Europe and stagnation in the Japanese economic expansion

   - Disappointing corporate profits

   The euro and yen gained significantly versus the US dollar during the fiscal year, boosting international equity returns for US-based investors. In addition, international small-cap stocks outperformed their large-cap counterparts.

   PERFORMANCE: During the 12 months ended the Fund declined 23.46% between April 1, 2002, and March 31, 2003, while the Salomon World ex-US EMI shed 16.45%. On an annualized basis, the Fund gained 5.00% during the five years ended March 31, 2003, outperforming its benchmark, which was down 4.57%.

   PORTFOLIO SPECIFICS: International small-cap value stocks significantly outperformed international small-cap growth stocks during the period -- a major reason the Fund trailed its benchmark. The Fund's holdings are concentrated in growth stocks, while its style-neutral benchmark includes both growth and value names. Issue selection in the UK and Canada also hurt relative returns, as did stock selection in the producers/manufacturing and technology sectors. On a favorable note, stock selection in Germany, Spain, and the healthcare sector helped relative returns. Among the fund's top-performing holdings was Acciona SA, a leading materials and construction company based in Spain.

   As of March 31, 2003, our largest country overweight versus the benchmark was in Canada, as we believe earnings growth prospects for many Canadian natural gas and financial firms are very attractive. The Fund was underweight most of the Continental European countries, as weakening economic indicators are putting a damper on earnings growth for many companies in the region. Spain is an exception, where the economy continues to grow steadily, and where the Fund has a major overweight.

   MARKET OUTLOOK: Geopolitical and economic concerns are likely to continue to weigh on investor sentiment in the near term. That said, we are identifying an increasing number of small-cap companies with high earnings growth rates that trade at compelling valuations. Over the months and years ahead, we will continue to work hard to invest in the best growth opportunities among small-cap international companies for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH OPPORTUNITIES FUND INSTITUTIONAL SHARES WITH THE SALOMON WORLD EX-US EMI.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

      1 YEAR         5 YEARS       10 YEARS
      -23.46%         5.00%         10.98%

           INTERNATIONAL GROWTH OPPORTUNITIES    SALOMON WORLD
               FUND INSTITUTIONAL SHARES           EX-US EMI
  6/7/1990             $    250,000               $  250,000
 6/30/1990             $    253,508               $  253,863
 7/31/1990             $    262,592               $  266,420
 8/31/1990             $    231,248               $  232,870
 9/30/1990             $    197,794               $  198,587
10/31/1990             $    227,469               $  231,929
11/30/1990             $    209,211               $  210,504
12/31/1990             $    206,310               $  208,433
 1/31/1991             $    209,432               $  205,797
 2/28/1991             $    232,917               $  235,149
 3/31/1991             $    224,307               $  226,695
 4/30/1991             $    226,378               $  230,272
 5/31/1991             $    225,593               $  226,149
 6/30/1991             $    212,832               $  214,382
 7/31/1991             $    220,948               $  219,428
 8/31/1991             $    214,702               $  210,485
 9/30/1991             $    230,018               $  226,356
10/31/1991             $    231,797               $  228,164
11/30/1991             $    220,956               $  214,288
12/31/1991             $    230,619               $  221,894
 1/31/1992             $    228,690               $  218,788
 2/29/1992             $    222,706               $  214,702
 3/31/1992             $    209,707               $  200,187
 4/30/1992             $    211,266               $  201,674
 5/31/1992             $    225,491               $  217,150
 6/30/1992             $    218,712               $  208,395
 7/31/1992             $    209,577               $  195,857
 8/31/1992             $    215,075               $  203,670
 9/30/1992             $    210,436               $  197,363
10/31/1992             $    199,500               $  185,219
11/30/1992             $    199,946               $  185,596
12/31/1992             $    202,112               $  188,269
 1/31/1993             $    202,685               $  189,926
 2/28/1993             $    206,968               $  196,666
 3/31/1993             $    223,098               $  216,510
 4/30/1993             $    245,660               $  236,410
 5/31/1993             $    258,885               $  248,949
 6/30/1993             $    252,215               $  239,385
 7/31/1993             $    256,612               $  246,765
 8/31/1993             $    272,864               $  259,473
 9/30/1993             $    263,732               $  254,051
10/31/1993             $    260,312               $  253,147
11/30/1993             $    238,402               $  231,967
12/31/1993             $    254,717               $  246,897
 1/31/1994             $    280,393               $  271,597
 2/28/1994             $    279,781               $  273,480
 3/31/1994             $    274,076               $  268,999
 4/30/1994             $    283,857               $  277,076
 5/31/1994             $    279,985               $  273,104
 6/30/1994             $    284,876               $  278,846
 7/31/1994             $    287,728               $  282,028
 8/31/1994             $    294,453               $  285,021
 9/30/1994             $    288,340               $  276,888
10/31/1994             $    294,453               $  281,915
11/30/1994             $    279,985               $  264,311
12/31/1994             $    276,653               $  267,870
 1/31/1995             $    265,298               $  259,172
 2/28/1995             $    259,724               $  255,369
 3/31/1995             $    270,253               $  266,269
 4/30/1995             $    281,195               $  274,252
 5/31/1995             $    277,892               $  269,451
 6/30/1995             $    274,382               $  266,138
 7/31/1995             $    292,344               $  281,651
 8/31/1995             $    289,247               $  274,516
 9/30/1995             $    293,376               $  276,662
10/31/1995             $    282,641               $  268,698
11/30/1995             $    285,944               $  271,541
12/31/1995             $    293,257               $  281,952
 1/31/1996             $    297,214               $  286,979
 2/29/1996             $    300,963               $  291,441
 3/31/1996             $    313,460               $  298,162
 4/30/1996             $    327,206               $  313,864
 5/31/1996             $    330,331               $  311,322
 6/30/1996             $    333,246               $  311,360
 7/31/1996             $    319,500               $  299,574
 8/31/1996             $    322,624               $  302,605
 9/30/1996             $    329,914               $  304,300
10/31/1996             $    330,955               $  303,095
11/30/1996             $    346,856               $  308,065
12/31/1996             $    346,835               $  302,398
 1/31/1997             $    356,599               $  295,865
 2/28/1997             $    361,268               $  300,836
 3/31/1997             $    361,481               $  296,844
 4/30/1997             $    359,358               $  292,420
 5/31/1997             $    383,980               $  311,172
 6/30/1997             $    409,452               $  318,194
 7/31/1997             $    425,796               $  313,374
 8/31/1997             $    408,178               $  300,007
 9/30/1997             $    437,258               $  305,335
10/31/1997             $    406,268               $  293,267
11/30/1997             $    398,120               $  280,164
12/31/1997             $    395,704               $  273,970
 1/31/1998             $    405,100               $  285,398
 2/28/1998             $    446,979               $  306,691
 3/31/1998             $    495,301               $  321,112
 4/30/1998             $    521,878               $  323,560
 5/31/1998             $    534,764               $  329,584
 6/30/1998             $    536,107               $  319,964
 7/31/1998             $    547,289               $  317,761
 8/31/1998             $    460,817               $  278,771
 9/30/1998             $    454,523               $  271,503
10/31/1998             $    472,584               $  290,688
11/30/1998             $    505,474               $  300,007
12/31/1998             $    539,504               $  307,256
 1/31/1999             $    582,111               $  306,314
 2/28/1999             $    571,044               $  300,365
 3/31/1999             $    584,324               $  311,661
 4/30/1999             $    619,184               $  328,549
 5/31/1999             $    595,114               $  319,926
 6/30/1999             $    660,961               $  330,827
 7/31/1999             $    717,955               $  343,215
 8/31/1999             $    764,712               $  348,524
 9/30/1999             $    787,399               $  347,696
10/31/1999             $    841,073               $  344,232
11/30/1999             $  1,033,636               $  355,980
12/31/1999             $  1,230,678               $  379,476
 1/31/2000             $  1,269,363               $  370,100
 2/29/2000             $  1,604,446               $  385,595
 3/31/2000             $  1,424,659               $  387,157
 4/30/2000             $  1,278,826               $  363,511
 5/31/2000             $  1,196,725               $  357,222
 6/30/2000             $  1,290,515               $  380,380
 7/31/2000             $  1,254,056               $  367,332
 8/31/2000             $  1,315,006               $  378,629
 9/30/2000             $  1,233,183               $  360,348
10/31/2000             $  1,138,002               $  340,448
11/30/2000             $  1,028,242               $  326,440
12/31/2000             $  1,081,308               $  340,297
 1/31/2001             $  1,059,500               $  343,648
 2/28/2001             $    992,259               $  330,149
 3/31/2001             $    886,127               $  304,034
 4/30/2001             $    939,920               $  325,743
 5/31/2001             $    933,378               $  324,961
 6/30/2001             $    886,854               $  313,295
 7/31/2001             $    864,683               $  305,086
 8/31/2001             $    831,244               $  304,080
 9/30/2001             $    745,830               $  265,036
10/31/2001             $    773,453               $  275,955
11/30/2001             $    788,355               $  286,469
12/31/2001             $    799,259               $  286,927
 1/31/2002             $    777,815               $  280,386
 2/28/2002             $    783,630               $  285,601
 3/31/2002             $    825,792               $  304,165
 4/30/2002             $    829,790               $  310,309
 5/31/2002             $    846,146               $  321,883
 6/30/2002             $    806,528               $  310,263
 7/31/2002             $    738,560               $  283,146
 8/31/2002             $    730,564               $  281,193
 9/30/2002             $    663,323               $  255,604
10/31/2002             $    665,504               $  260,358
11/30/2002             $    685,131               $  269,783
12/31/2002             $    676,044               $  266,006
 1/31/2003             $    651,692               $  259,995
 2/28/2003             $    641,152               $  255,809
 3/31/2003             $    632,065               $  254,120

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Salomon World ex-US EMI Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Salomon Smith Barney World ex-US Extended Market Index (EMI) is a world market capitalization weighted index measuring capital appreciation excluding the U.S. Major corporate events such as extraordinary dividends, spin-offs, scrip issues in other securities, and shares repurchased via tender offers are accounted for in the calculation. Company eligibility is determined based upon market capitalization and investability criteria, representing capitalizations equal to or greater than US $100 Million. The index is unmanaged and does not include dividends; however, total rates of return, including all payments to shareholders, are calculated and published each month-end. The EMI defines the small-capitalization stock universe or bottom 20% of the available capital and includes approximately 75% of the Broad Market Index issues.

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                           NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
COMMON STOCKS -- 94.2%

AUSTRIA -- 2.0%
  Erste Bank Der Oester Spark AG              9,000   $    642,280
  OMV AG                                      2,900        313,220
  Voestalpine AG                             15,000        376,464
                                                      ------------
                                                         1,331,964
                                                      ------------
BELGIUM -- 0.7%
  Colruyt S.A                                 3,100        187,403
  Mobistar S.A                                9,300        264,157
                                                      ------------
                                                           451,560
                                                      ------------
BRAZIL -- 0.7%
  Companhia Paranaense de
   Energia-Copel                         64,500,000        117,941
  Companhia Paranaense de
   Energia-Copel.-- ADR                      41,000         98,810
  Empresa Brasiliera de
   Aeronautica S.A.-- ADR                    20,000        231,800
                                                      ------------
                                                           448,551
                                                      ------------
CANADA -- 11.6%
  Abitibi Consolidated, Inc.                 45,900        319,844
  Ballard Power Systems, Inc.*^              16,500        155,100
  Cott Corp.*                                29,400        515,970
  CP Ships, Ltd.                             20,000        254,937
  Finning International, Inc.                21,700        376,185
  Gildan Activewear, Inc.*                   10,000        248,700
  Industrial Alliance Life
   Insurance Co.                             28,600        699,956
  IPSO, Inc.                                 47,000        431,034
  Kingsway Financial Services, Inc.*         59,500        630,700
  Masonite International Corp.               22,200        306,072
  Molson, Inc. Cl. A                         35,000        801,149
  Precision Drilling Corp.*                  22,000        734,140
  Rona, Inc.                                 58,600        557,735
  Saputo, Inc.                               23,100        353,343
  Teck Cominco, Ltd. Cl. B                   48,020        363,672
  Tesco Corp.                                32,800        336,262
  WestJet Airlines, Ltd.*                    49,700        530,467
                                                      ------------
                                                         7,615,266
                                                      ------------
CHINA -- 0.6%
  Byd Co., Ltd. Cl.H                        200,000        391,053
                                                      ------------
DENMARK -- 1.4%
  Danisco AS                                 12,800        414,717
  Jyske Bank-Reg*                            17,500        493,711
                                                      ------------
                                                           908,428
                                                      ------------
FINLAND -- 0.4%
  Sampo OYJ Cl.A                             47,400        289,648
                                                      ------------
FRANCE -- 6.3%
  Cap Gemini S.A                             11,000   $    291,558
  CNP Assurances                              9,400        341,362
  Dassault Systems S.A                       14,300        315,516
  Essilor International                      15,800        613,606
  JC Decaux S.A.*                            57,000        541,126
  Pechiney S.A. Cl.A                         16,900        411,978
  Pernod-Ricard S.A                           7,275        619,995
  Unibail Bearer                              7,300        466,794
  Vinci S.A                                   8,400        490,385
                                                      ------------
                                                         4,092,320
                                                      ------------
GERMANY -- 4.5%
  Deutsche Boerse AG                         19,800        763,331
  Fraport AG                                 27,400        522,931
  Medion AG                                  14,200        436,960
  Schwarz Pharma AG^                         13,900        488,096
  SGL Carbon AG*                             20,000        247,702
  Stada Arzneimittel AG                      10,000        472,490
                                                      ------------
                                                         2,931,510
                                                      ------------
GREECE -- 0.5%
  Coca-Cola Hellenic
   Bottling Co. S.A                          26,600        336,701
                                                      ------------
HONG KONG -- 0.3%
  TCL International Holdings, Ltd.        1,000,000        229,503
                                                      ------------
INDIA -- 0.8%
  Ranbaxy Laboratories,
   Ltd. -- GDR                               25,980        371,514
  Satyam Computer Services,
   Ltd. -- ADR                               22,600        187,128
                                                      ------------
                                                           558,642
                                                      ------------
IRELAND -- 2.8%
  Anglo Irish Bank Corporation PLC          144,500      1,034,370
  Greencore Group PLC                        60,000        165,644
  ICON PLC-- ADR*                             4,500        107,100
  Irish Life & Permanent PLC                 51,900        536,104
                                                      ------------
                                                         1,843,218
                                                      ------------
ISRAEL -- 0.6%
  Taro Pharmaceuticals Industries,
   Ltd.*                                     10,300        394,284
                                                      ------------
ITALY -- 2.4%
  Banco Popolare Di Verona e
   Novara Scrl                               59,700        677,504
  Italcementi SpA^                           46,600        437,309
  Saipem SpA^                                73,700        463,227
                                                      ------------
                                                         1,578,040
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
COMMON STOCKS  (continued)

JAPAN -- 15.1%
  Bank of Yokohama, Ltd.                    163,000   $    508,602
  Capcom Co., Ltd.^                          21,900        190,780
  Eneserve Corp.                              5,000        164,868
  Funai Electric Co., Ltd.                    2,200        240,445
  Jafco Co., Ltd.^                            8,500        294,611
  JSR Corp.                                  55,000        551,948
  Komatsu, Ltd.                             223,000        819,936
  Konica Corp.*^                             47,000        372,179
  Kose Corp.                                 14,200        440,681
  Nichii Gakkan Co.^                         13,100        612,026
  Nidec Corp.                                 9,500        535,166
  Nippon Electric Glass Co.^                 48,000        513,679
  Nitto Denko Corp.                          19,600        523,967
  NSK, Ltd.^                                200,000        543,093
  Pioneer Corp.*                             14,900        309,736
  Shizuoka Bank, Ltd.^                      109,000        703,196
  Sumitomo Realty & Development
   Co., Ltd.*^                               88,000        291,651
  Teijin, Ltd.^                             118,000        264,699
  THK Co., Ltd.^                             45,700        439,349
  Toho Gas Co., Ltd.                        243,000        620,923
  TonenGeneral Seikyu K.K                    90,000        559,369
  Uni-Charm Corp.                             9,700        381,194
                                                      ------------
                                                         9,882,098
                                                      ------------
LUXEMBOURG -- 0.6%
  Tenaris S.A                                12,272         26,624
  Tenaris S.A. -- ADR                        16,874        371,903
                                                      ------------
                                                           398,527
                                                      ------------
NETHERLANDS -- 1.8%
  Euronext NV                                22,900        408,312
  Fugro NV                                   10,000        377,992
  IHC Caland NV                               8,600        366,739
                                                      ------------
                                                         1,153,043
                                                      ------------
NORWAY -- 1.8%
  Frontline, Ltd.                            47,700        512,712
  Gjensidige Nor ASA                         17,200        496,562
  Prosafe ASA                                11,800        172,365
                                                      ------------
                                                         1,181,639
                                                      ------------
PORTUGAL -- 1.0%
  Brisa-Auto Estradas de
   Portugal S.A                             121,200        648,042
                                                      ------------
RUSSIAN FEDERATION -- 0.4%
  AO VimpelCom -- ADR*                        7,000        241,500
                                                      ------------
SINGAPORE -- 0.4%
  Singapore Exchange, Ltd.                  350,000        247,854
                                                      ------------
SOUTH KOREA -- 3.2%
  Kumgang Korea Chemical
   Co., Ltd.                                  9,660   $    750,037
  LG Home Shopping, Inc.                      3,900        198,350
  Samsung Electro Mechanics
   Co., Ltd.                                 19,050        501,136
  Samsung SDI Co., Ltd.                       4,700        292,240
  SK Corp.                                   14,860         96,662
  You Eal Electronics Co., Ltd.              12,000        224,800
                                                      ------------
                                                         2,063,225
                                                      ------------
SPAIN -- 8.1%
  Acciona S.A                                15,600        730,275
  Acesa Infraestructuras S.A.^               63,000        812,573
  ACS Actividades de Constuccion y
   Servicios, S.A.^                          18,600        656,383
  Altadis S.A                                19,700        480,235
  Bankinter S.A                              16,200        441,582
  Corporacion Mapfre S.A                    107,400        874,274
  Ebro Puleva S.A                            52,900        424,275
  Iberia Lineas Aereas de
   Espana S.A.*                             297,000        418,071
  Red Electrica De Espana S.A                38,100        456,490
                                                      ------------
                                                         5,294,158
                                                      ------------
SWEDEN -- 3.2%
  AB SKF Cl. B*                              13,600        348,062
  Autoliv, Inc.                              20,300        395,037
  Billerud AB                                15,000        181,331
  Elekta AB Cl. B*                           73,600        768,208
  Swedish Match AB                           54,700        406,430
                                                      ------------
                                                         2,099,068
                                                      ------------
SWITZERLAND -- 3.2%
  Actelion, Ltd.*                            10,900        514,170
  Converium Holding AG                        9,600        404,898
  Saurer AG-Reg*                             19,490        475,190
  SGS Societe Generale de
   Surveillance Holding S.A                   2,100        675,941
                                                      ------------
                                                         2,070,199
                                                      ------------
TAIWAN -- 0.8%
  Benq Corp.                                232,000        267,062
  Siliconware Precision
   Industries Co.*                          531,000        256,725
                                                      ------------
                                                           523,787
                                                      ------------
THAILAND -- 0.2%
  Siam Commercial Bank Public
   Co., Ltd.*                               200,000        153,900
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
COMMON STOCKS  (continued)

UNITED KINGDOM -- 17.1%
  Acambis PLC*                               90,000   $    353,512
  Amvescap PLC                               69,355        306,953
  Arriva PLC                                 80,000        369,240
  British Airways PLC*                      184,100        302,638
  Cattles PLC                               101,300        444,333
  Cobham PLC                                 31,100        528,451
  easyJET PLC                               124,600        437,227
  Exel PLC                                   52,600        467,675
  Friends Provident PLC                     418,800        504,757
  GKN PLC                                   148,700        378,419
  Kelda Group PLC                           130,200        842,754
  Man Group PLC                              46,800        718,661
  Northern Rock PLC                          63,400        650,885
  Peninsular & Oriental Steam
   Navigation Co.                           200,200        566,439
  Schroders PLC                              59,800        468,125
  Severn Trent PLC                           64,988        735,499
  Signet Group PLC                          319,100        377,028
  SkyePharma PLC*                           822,700        637,196
  Smith & Nephew PLC                         70,500        431,257
  Smiths Group PLC                           50,000        505,808
  Tullow Oil PLC*                           264,500        317,742
  Wood Group PLC                            153,939        388,101
  Woolworths Group PLC                      850,000        433,296
                                                      ------------
                                                        11,165,996
                                                      ------------
UNITED STATES -- 1.1%
  Ultra Petroleum Corp.*                     79,800        704,634
                                                      ------------
ZAIRE -- 0.6%
  Telkom South Africa, Ltd.                  98,000        362,940
                                                      ------------
TOTAL COMMON STOCKS
  (Cost: $61,988,703)                                   61,591,298
                                                      ------------

PREFERRED STOCKS -- 1.9%

BRAZIL -- 0.3%
  Companhia Paranaense de
   Energia                               92,900,000   $    230,022
                                                      ------------

GERMANY -- 1.6%
  Henkel KGaA^                               11,000        676,380
  Wella AG                                    5,000        353,985
                                                      ------------
                                                         1,030,365
                                                      ------------
TOTAL PREFERRED STOCKS
  (Cost: $1,224,504)                                     1,260,387
                                                      ------------

OPTION -- 0.0%

  Hong Kong Dollar
   7.82 USD Put 10/07/03
   (Cost: $10,545)                        1,850,000   $      1,850
                                                      ------------

                                          PRINCIPAL
                                           AMOUNT
------------------------------------------------------------------
TIME DEPOSIT-- 2.5%

  Wells Fargo Bank Nassau
   0.790%, 04/01/03
   (Cost: $1,610,241)                  $  1,610,241      1,610,241
                                                      ------------
TOTAL INVESTMENTS -- 98.6%
  (Cost: $64,833,993)                                   64,463,776
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.4%                                      887,036
                                                      ------------
NET ASSETS -- 100.0%                                  $ 65,350,812
                                                      ============

----------
* Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2003

INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS
--------                                -------------
Advertising Services                         0.8%
Aerospace/Defense                            0.4
Aerospace/Defense -- Equipment               0.8
Airlines                                     2.6
Airport Development/Maintenance              0.8
Apparel Manufacturers                        0.4
Applications Software                        0.3
Audio/Video Products                         0.8
Auto/Truck Parts & Equipment --
  Original                                   1.2
Batteries/Battery Systems                    0.6
Beverages -- non-Alcoholic                   1.3
Beverages -- Wine/Spirits                    0.9
Brewery                                      1.2
Building Products -- Cement/Aggregate        0.7
Building Products -- Doors & Windows         0.5
Building -- Heavy Construction               2.9
Cellular Telecommunications                  0.8
Chemicals -- Diversified                     0.8
Chemicals -- Specialty                       0.4
Coatings/Paint                               1.1
Commercial Banks Non -- US                   5.1
Commercial Services                          2.1
Computer Aided Design                        0.5
Computer Services                            0.5
Computers -- Peripheral Equipment            0.4
Cooperative Banks                            1.0
Cosmetics & Toiletries                       1.8
Distribution/Wholesale                       0.7
Diversified Financial Services               3.8
Diversified Manufacturing Operations         0.8
Diversified Minerals                         0.6
Electric Products -- Miscellaneous           0.4
Electric -- Integrated                       0.7
Electric -- Transmission                     0.7
Electronic Components -- Miscellaneous       2.0
Energy -- Alternate Sources                  0.2
Engineering/R & D Services                   0.6
Entertainment Software                       0.3
Finance -- Consumer Loans                    0.7
Finance -- Other Services                    1.5
Food -- Dairy Products                       0.5%
Food -- Miscellaneous/Diversified            0.9
Food -- Retail                               0.3
Gas -- Distribution                          0.9
Investment Management/Advisor
  Services                                   1.2
Life/Health Insurance                        1.8
Machinery Tools & Related Products           1.2
Machinery -- Construction & Mining           1.2
Machinery -- Electrical                      0.8
Machinery -- General Industry                0.7
Marine Services                              0.6
Medical Instruments                          1.2
Medical Products                             0.7
Medical -- Drugs                             4.3
Medical -- Generic Drugs                     0.6
Metal Processors & Fabrication               1.4
Metal -- Aluminum                            0.6
Money Center Banks                           1.0
Mortgage Banks                               1.0
Multi -- line Insurance                      1.9
Oil Companies -- Exploration &
  Production                                 1.6
Oil Companies -- Integrated                  0.5
Oil Refining & Marketing                     1.0
Oil & Gas Drilling                           1.1
Oil -- Field Services                        2.7
Optical Supplies                             0.9
Other                                        0.0
Paper & Related Products                     0.8
Photo Equipment & Supplies                   0.6
Power Conversion/Supply Equipment            0.3
Property/Casualty Insurance                  1.0
Public Thoroughfares                         2.2
Real Estate Management/Services              0.7
Real Estate Operation/Development            0.4
Reinsurance                                  0.6
Retail -- Building Products                  0.8
Retail -- Discount                           0.7
Retail -- Jewelry                            0.6
Retail -- Miscellaneous/Diversified          0.3

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS
--------                                -------------
Rubber & Vinyl                               0.8%
Semiconductor Equipment                      0.4
Soap & Cleaning Products                     1.0
Steel -- Producers                           1.2
Sugar                                        0.6
Telephone -- Integrated                      0.6
Textile -- Products                          0.4
Tobacco                                      1.4
Transport -- Marine                          2.0
Transport -- Services                        1.3
Venture Capital                              0.4
Water                                        2.4
Wireless Equipment                           0.3
Time Deposit                                 2.5
Other assets in excess of liabilities        1.4
                                           ------
NET ASSETS                                 100.0%
                                           ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL STRUCTURED FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: STACEY R. NUTT, PH.D., Portfolio Manager; DAVID J. PAVAN, CFA, Portfolio Manager; ANTONIO RAMOS, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The International Structured Fund seeks to maximize long-term capital appreciation through investments in companies located in developed countries outside North America. Investment opportunities are identified by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis.

   MARKET OVERVIEW: During the fiscal year ended March 31, 2003, developed non-US stock markets traded sharply lower. Rising geopolitical tensions, culminating with a US-led war with Iraq, weighed on investor sentiment. Economic and corporate earnings weakness among many developed and emerging countries added to selling pressure.

   The decline in stock prices spanned nearly all countries and economic sectors. On a relative basis, markets in Germany and France were particularly weak, while equities in New Zealand, Australia, and Spain were more resilient. Insurance services and technology led the decline among sectors, while utilities and consumer non-durables stocks held up relatively well. During the period, growth stocks outperformed value stocks.

   Both the euro and the yen strengthened significantly versus the US dollar. This resulted in the outperformance of international equities versus US stocks during the fiscal year.

   PERFORMANCE: During the 12 months ended March 31, 2003 The Fund lost 19.81% versus a 23.17% decline in the MSCI EAFE Index.

   PORTFOLIO SPECIFICS: The Fund outperformed its benchmark by 336 basis points during the period.

   Absolute performance remained in line with this risk-controlled strategy's expected tracking error of 3% to 4% versus MSCI EAFE. Stock selection in Japan and Belgium and in the financial services and healthcare sectors was the biggest contributor to outperformance. Issue selection and an overweight in utilities, one of the market's best-performing sectors, was another plus.

   Top-performing holdings included Kirin Brewery in Japan and Belgium's Electrabel, an electric utility. Australia & New Zealand Banking Group, one of the region's major banks, was another strong performer. The company has benefited from a strategic shift in its lending portfolio, away from capital-intensive, corporate business toward the lower-risk consumer market.

   During the fiscal year, we reduced our exposure to Germany, as we identified more attractive opportunities elsewhere. We modestly increased exposure in Sweden and Australia as a result of our bottom-up stock selection process and risk-controlled approach to portfolio construction. At March 31, 2003, the Fund remained diversified across a broad array of industries and countries throughout Europe and the Pacific Rim.

   MARKET OUTLOOK: Near term, economic concerns and the outcome of the war in Iraq are likely to continue to weigh on investor sentiment. Longer term, however, there are a number of reasons we are optimistic about the prospects for international investing. As geopolitical concerns subside, investors will likely refocus on company fundamentals. In addition, valuations are attractive, and monetary policy remains accommodative.

   The International Structured Fund uses efficient portfolio construction to provide diversified exposure to non-US developed market securities. We remain confident in our ability to utilize an optimal blend of proprietary quantitative factors and traditional insights to generate benchmark-beating performance over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL STRUCTURED FUND INSTITUTIONAL SHARES WITH THE MSCI EAFE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                           SINCE
      1 YEAR             INCEPTION
      -19.81%            -15.31%

                   INTERNATIONAL STRUCTURED
                   FUND INSTITUTIONAL SHARES   MSCI EAFE INDEX
  5/8/2001                   $ 250,000             $ 250,000
 5/31/2001                   $ 245,800             $ 238,625
 6/30/2001                   $ 238,200             $ 228,865
 7/31/2001                   $ 231,600             $ 224,700
 8/31/2001                   $ 229,600             $ 219,015
 9/30/2001                   $ 207,000             $ 196,829
10/31/2001                   $ 215,200             $ 201,868
11/30/2001                   $ 224,400             $ 209,317
12/31/2001                   $ 224,424             $ 210,551
 1/31/2002                   $ 215,165             $ 199,371
 2/28/2002                   $ 215,970             $ 200,767
 3/31/2002                   $ 227,443             $ 211,628
 4/30/2002                   $ 230,865             $ 213,025
 5/31/2002                   $ 237,306             $ 215,730
 6/30/2002                   $ 228,852             $ 207,144
 7/31/2002                   $ 207,919             $ 186,699
 8/31/2002                   $ 207,315             $ 186,270
 9/30/2002                   $ 185,376             $ 166,264
10/31/2002                   $ 194,031             $ 175,193
11/30/2002                   $ 206,137             $ 183,147
12/31/2002                   $ 198,014             $ 176,993
 1/31/2003                   $ 191,312             $ 169,612
 2/28/2003                   $ 186,844             $ 165,728
 3/31/2003                   $ 182,376             $ 162,596

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

INTERNATIONAL STRUCTURED FUND

                                           NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
COMMON STOCKS -- 97.2%

AUSTRALIA -- 5.6%
  Australia & New Zealand Banking
   Group, Ltd.                               13,528   $    146,577
  CSR, Ltd.                                   8,324          8,048
  Orica, Ltd.                                 5,213         28,635
  Rinker Group, Ltd.*                         8,324         24,799
  Santos, Ltd.                               29,356        103,955
                                                      ------------
                                                           312,014
                                                      ------------
BELGIUM -- 3.4%
  Delhaize Group                              2,000         36,097
  Dexia                                       2,000         18,332
  Electrabel S.A                                396         95,497
  KBC Bankverzekeringsholding                 1,366         41,453
                                                      ------------
                                                           191,379
                                                      ------------
DENMARK -- 1.4%
  Carlsberg A/S Cl. B                           450         15,208
  Danske Bank A/S                             2,422         40,393
  TDC A/S                                       896         21,131
                                                      ------------
                                                            76,732
                                                      ------------
FINLAND -- 2.3%
  Nokia OYJ^                                  6,944         95,929
  Sampo OYJ Cl.A                              4,594         28,073
  Tietoenator OYJ                               390          5,379
                                                      ------------
                                                           129,381
                                                      ------------
FRANCE -- 6.8%
  Bouygues S.A                                  767         15,433
  France Telecom S.A                          1,590         32,427
  Renault S.A                                 1,657         54,822
  Sanofi - Synthelabo S.A                       750         37,736
  Societe Generale Cl. A                        611         31,549
  Societe Television Francaise 1                912         20,779
  TotalFinaElf S.A                              951        120,377
  Vivendi Universal S.A                       4,500         59,809
  Wanadoo*                                    1,333          7,549
                                                      ------------
                                                           380,481
                                                      ------------
GERMANY -- 2.6%
  Deutsche Telekom AG                         3,152         34,773
  E.On AG                                       470         19,376
  Metro AG                                    1,900         40,056
  SAP AG                                        100          7,578
  Siemens AG                                    180          7,425
  Thyssenkrupp AG                             4,624         37,136
                                                      ------------
                                                           146,344
                                                      ------------
GREECE -- 0.3%
  Greek Organization of Football
   Prognostics S.A                            2,250         18,660
                                                      ------------
HONG KONG -- 2.4%
  CLP Holdings, Ltd.                         23,548   $     97,218
  Wharf Holdings, Ltd.                       17,939         35,651
                                                      ------------
                                                           132,869
                                                      ------------
ITALY -- 7.3%
  Arnoldo Mondadori Editore SpA               1,068          6,818
  Enel SpA                                   13,093         74,721
  ENI SpA                                     6,943         92,733
  Mediaset SpA                               10,440         79,289
  Sanpaolo IMI SpA                            2,223         15,112
  Telecom Italia Mobile SpA                  18,206         74,300
  Telecom Italia SpA                          9,130         62,964
                                                      ------------
                                                           405,937
                                                      ------------
JAPAN -- 21.8%
  Asahi Breweries, Inc.                       2,497         15,814
  Asahi Kasei Corp.                          20,365         53,068
  Casio Computer Co., Ltd.                    4,772         29,659
  Chubu Electric Power Co., Inc.              2,554         45,446
  Dai Nippon Printing Co., Ltd.               3,036         29,034
  Daiwa House Industry Co., Ltd.              1,706          9,826
  Denso Corp.                                 4,651         67,933
  Fuji Heavy Industries, Ltd.                15,156         55,726
  Furukawa Electric Co., Ltd.                27,083         56,413
  Japan Tobacco, Inc.                             2         11,924
  Kansai Electric Power Co., Inc.             6,588         99,559
  Kirin Brewery Co., Ltd.                    13,979        104,565
  Konami Corp.                                1,800         26,337
  NGK Spark Plug Co.                          5,251         36,046
  Nippon Telegraph & Telephone
   Corp.                                          6         20,391
  Nissan Motor Co., Ltd.                      1,721         11,466
  Nomura Holdings, Inc.                       5,000         52,075
  Obayashi Corp.                             29,796         72,367
  Sammy Corp.                                 2,400         47,866
  Sekisui House, Ltd.                         2,259         16,098
  Showa Shell Sekiyu K.K                      2,100         13,530
  Sumitomo Corp.                              3,859         17,476
  Taiheiyo Cement Corp.                      18,000         25,957
  Takeda Chemical Industries, Ltd.              832         31,083
  Tohoku Electric Power Co., Inc.               800         11,604
  Tokyo Electric Power Co., Inc.                953         18,203
  Toto, Ltd.                                  5,912         26,225
  Toyoda Gosei Co., Ltd.                        561         11,969
  Toyota Industries Corp.                     8,175        120,991
  Toyota Motor Corp.                          2,825         62,775
  Yamanouchi Pharmaceutical
   Co., Ltd.                                    471         12,274
                                                      ------------
                                                         1,213,700
                                                      ------------
NETHERLANDS -- 5.9%
  ABN AMRO Holding NV                         1,006         14,710
  Euronext NV                                   798         14,229
  European Aeronautic
   Defence & Space Co.                        6,739         50,740
  ING Groep NV                                5,796         66,977
  Philips Electronics NV                        382          5,998

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
COMMON STOCKS  (continued)

NETHERLANDS (CONTINUED)
  Royal Dutch Petroleum Co.                   4,302   $    175,146
                                                      ------------
                                                           327,800
                                                      ------------
NORWAY -- 0.9%
  Statoil ASA                                 6,106         47,541
                                                      ------------
SPAIN -- 1.7%
  Banco Bilbao Vizcaya
   Argentaria S.A                             1,820         15,153
  Banco Santander Central
   Hispano S.A                               12,551         80,120
                                                      ------------
                                                            95,273
                                                      ------------
SWEDEN -- 4.0%
  Electrolux AB Cl. B                         2,620         41,561
  Hennes & Mauritz AB Cl. B                   1,460         30,650
  Sandvik AB                                  2,688         60,551
  Skanska AB Cl. B                           11,515         52,557
  Volvo AB Cl. B                              2,132         37,843
                                                      ------------
                                                           223,162
                                                      ------------
SWITZERLAND -- 5.2%
  Credit Suisse Group*                        4,597         79,936
  Novartis AG                                 3,780        139,990
  UBS AG                                        843         35,867
  Zurich Financial Services AG                  400         34,038
                                                      ------------
                                                           289,831
                                                      ------------
UNITED KINGDOM -- 25.6%
  Abbey National PLC                          5,227         27,182
  Alliance & Leicester PLC                    2,571         31,515
  AstraZeneca PLC                               919         31,333
  Aviva PLC                                  13,340         74,222
  BAE Systems PLC                             6,940         12,286
  Barclays PLC                               10,105         58,300
  BP Amoco PLC                               14,201         90,068
  Dixons Group PLC                           25,636         34,646
  EMI Group PLC                               5,400          7,618
  Galen Holdings PLC                         11,650         74,855
  George Wimpey PLC                          11,665         43,975
  GlaxoSmithKline PLC                         4,326         76,106
  Great Univeral Stores PLC                   3,748         28,851
  HBOS PLC                                    5,488         56,342
  HSBC Holdings PLC
   (HK Registered)                           12,943        133,173
  Imperial Chemical Industries PLC           26,043         37,872
  J. Sainsbury PLC                           13,848         48,155
  Lloyds TSB Group PLC                        8,066         41,053
  Prudential PLC                             28,638        139,648
  Rentokil Initial PLC                        6,544         17,972
  Reuters Group PLC                          32,000         51,340
  Rolls-Royce PLC                            17,430         19,492
  Scottish & Southern Energy PLC              3,252         32,692
  Shell Transport & Trading Co. PLC           4,100         24,789
  Tate & Lyle PLC                            17,066   $     80,656
  Tesco PLC                                   6,800         19,159
  Unilever PLC                                1,275         11,810
  Vodafone Group PLC                         69,841        124,745
                                                      ------------
                                                         1,429,855
                                                      ------------
TOTAL COMMON STOCKS
  (Cost: $5,896,950)                                     5,420,959
                                                      ------------

RIGHT -- 0.1%

FRANCE -- 0.1%
  France Telecom S.A. -- 4/4/03
   (Cost: $2,583)                             1,590          6,246
                                                      ------------

OPTION -- 0.0%

HONG KONG -- 0.0%
  Hong Kong Dollar 7.82 USD
   Put 10/07/03
   (Cost: $1,539)                           270,000            270
                                                      ------------

                                          PRINCIPAL
                                           AMOUNT
------------------------------------------------------------------
TIME DEPOSIT -- 2.1%

  Citibank Nassau
   0.790%, 04/01/03
   (Cost: $119,297)                      $  119,297   $    119,297
                                                      ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost: $6,020,369)                                     5,546,772
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.6%                                       33,842
                                                      ------------
NET ASSETS -- 100.0%                                  $  5,580,614
                                                      ============

----------
* Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2003

INTERNATIONAL STRUCTURED FUND

                                          PERCENTAGE OF
INDUSTRY                                   NET ASSETS
--------                                  -------------
Aerospace/Defense                              0.6%
Aerospace/Defense -- Equipment                 0.9
Appliances                                     0.7
Auto -- Cars/Light Trucks                      3.3
Auto -- Medium & Heavy Duty Trucks             0.7
Auto/Truck Parts & Equipment --
  Original                                     2.1
Brewery                                        2.4
Building Products -- Cement/Aggregate          0.5
Building & Construction Products --
  Miscellaneous                                0.6
Building & Construction -- Miscellaneous       1.6
Building -- Heavy Construction                 0.9
Building -- Residential/Commercial             1.3
Cellular Telecommunications                    3.6
Chemicals -- Diversified                       1.6
Commercial Banks Non -- US                     4.4
Computer Services                              0.1
Diversified Financial Services                 0.8
Diversified Manufacturing Operations           0.7
Diversified Operations                         0.6
Diversified Operations/Commercial
  Services                                     1.4
Electric Products -- Miscellaneous             0.5
Electric -- Integrated                         8.9
Electronic Components -- Miscellaneous         0.1
Enterprise Software/Services                   0.1
Entertainment Software                         0.5
Finance -- Investment Bankers/Brokers          0.9
Food -- Miscellaneous/Diversified              0.2
Food -- Retail                                 2.6
Gambling (Non -- Hotel)                        0.3
Home Decoration Products                       0.5
Import/Export                                  0.3%
Leisure & Recreational Products                0.9
Life/Health Insurance                          2.5
Machinery Tools & Related Products             1.1
Machinery -- General Industry                  2.2
Medical -- Drugs                               7.2
Money Center Banks                             9.8
Mortgage Banks                                 1.1
Multi -- line Insurance                        3.1
Multimedia                                     0.9
Music                                          0.1
Oil Companies -- Exploration &
  Production                                   1.9
Oil Companies -- Integrated                    9.0
Oil Refining & Marketing                       1.1
Other                                          0.0
Printing -- Commercial                         0.5
Publishing -- Newspapers                       0.1
Retail -- Apparel/Shoe                         0.6
Retail -- Catalog Shopping                     0.5
Retail -- Consumer Electronics                 0.6
Special Purpose Banks                          0.3
Steel -- Producers                             0.7
Sugar                                          1.4
Telecommunications Equipment                   1.7
Telephone -- Integrated                        3.2
Television                                     1.8
Tobacco                                        0.2
Web Portals/ISP                                0.1
Wire & Cable Products                          1.0
Time Deposit                                   2.1
Other assets in excess of liabilities          0.6
                                             -----
NET ASSETS                                   100.0%
                                             =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING COUNTRIES FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: ANDREW BEAL, Lead Portfolio Manager; JASON CAMPBELL, Portfolio Manager; LINDA BA, Investment Analyst; JON BORCHARDT, Investment Analyst; JOHN CASARIETTI, Investment Analyst; REBECCA K. HAGSTROM, CFA; Investment Analyst; CHRISTOPHER A. HERRERA, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; MICHAEL J. FREDERICKS, Product Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Emerging Countries Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world.

   MARKET OVERVIEW: Emerging market equities registered losses in the 12 months ended March 31, 2003. On a relative basis, stocks in emerging countries outperformed developed-market equities. As was the case around the world, geopolitical concerns, centered on the buildup and eventual start of the war in Iraq, contributed to the decline. Worries over the slowdown in global economic activity accentuated selling pressure.

   Despite broad-based losses for the full period, a number of emerging markets in Latin America and the Europe, Middle East, and Africa region -- particularly those that posted heavy losses in 2002 -- delivered gains in the first quarter of 2003. Argentina was the top-performing market during the first quarter, boosted by renewed capital flows amid the stabilization in its currency. In Brazil, increasing exports, lower stock valuations, and optimism that the newly elected president would implement market-friendly reforms lent support to equities near the end of the fiscal year.

   PERFORMANCE: The Fund declined 28.28% during the 12 months ended March 31, 2003, while the MSCI Emerging Markets Free Index shed 20.58%.

   PORTFOLIO SPECIFICS: Issue selection in the financial services and energy sectors detracted from relative performance, as did select positions in Taiwan, South Africa, and South Korea. In Taiwan, our lack of exposure to many small-cap, non-technology issues toward the end of the fiscal year hurt returns. While we were familiar with these names, we felt the run-up in these companies' stock prices early in the first quarter was far too sharp and unsustainable. Toward the end of the quarter, these names started to underperform.

   On the positive side, stock selection in Brazil, Thailand, and Russia -- as well as in the producers/manufacturing and commercial/industrial services sectors -- helped relative returns. Top performers during the fiscal year included Brazil's Tele Norte Leste Participacoes S.A., a telecommunications services company, and Norilsk Nickel, one of the world's largest miners based in Russia. The company is enjoying strong market share and product pricing for platinum and palladium globally.

   Based on our bottom-up analysis, we trimmed positions in Asia during the period. We increased our exposure to Emerging Europe and Latin America as we uncovered promising growth opportunities in these areas.

   MARKET OUTLOOK: In the short term, we remain optimistic that investors' high levels of risk aversion will be alleviated as the war in Iraq is resolved. This would likely lend support to gains in emerging market equities over the remainder of 2003. Over the long term, we are confident that consistent application of our time-tested investment process will identify exciting growth opportunities for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING COUNTRIES FUND INSTITUTIONAL SHARES WITH THE MSCI EMERGING MARKETS FREE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                             SINCE
      1 YEAR            5 YEARS            INCEPTION
      -28.28%           -10.51%             -1.48%

                         EMERGING COUNTRIES             MSCI EMF
                      FUND INSTITUTIONAL SHARES          INDEX
11/28/1994                      $ 250,000               $ 250,000
11/30/1994                      $ 251,800               $ 254,738
12/31/1994                      $ 237,014               $ 234,279
 1/31/1995                      $ 217,797               $ 209,353
 2/28/1995                      $ 215,595               $ 203,984
 3/31/1995                      $ 218,398               $ 205,280
 4/30/1995                      $ 231,009               $ 214,489
 5/31/1995                      $ 248,825               $ 225,900
 6/30/1995                      $ 251,427               $ 226,568
 7/31/1995                      $ 268,243               $ 231,654
 8/31/1995                      $ 266,841               $ 226,197
 9/30/1995                      $ 267,042               $ 225,124
10/31/1995                      $ 254,230               $ 216,506
11/30/1995                      $ 248,625               $ 212,645
12/31/1995                      $ 253,511               $ 222,076
 1/31/1996                      $ 276,630               $ 237,862
 2/29/1996                      $ 280,651               $ 234,080
 3/31/1996                      $ 281,857               $ 235,903
 4/30/1996                      $ 299,951               $ 245,335
 5/31/1996                      $ 310,204               $ 244,239
 6/30/1996                      $ 310,807               $ 245,764
 7/31/1996                      $ 298,946               $ 228,968
 8/31/1996                      $ 311,812               $ 234,829
 9/30/1996                      $ 317,441               $ 236,863
10/31/1996                      $ 309,199               $ 230,546
11/30/1996                      $ 321,453               $ 234,409
12/31/1996                      $ 324,696               $ 235,469
 1/31/1997                      $ 348,815               $ 251,531
 2/28/1997                      $ 359,557               $ 262,302
 3/31/1997                      $ 353,679               $ 255,412
 4/30/1997                      $ 356,720               $ 255,864
 5/31/1997                      $ 378,001               $ 263,186
 6/30/1997                      $ 406,782               $ 277,271
 7/31/1997                      $ 426,442               $ 281,410
 8/31/1997                      $ 393,810               $ 245,601
 9/30/1997                      $ 421,983               $ 252,406
10/31/1997                      $ 354,693               $ 210,990
11/30/1997                      $ 344,552               $ 203,291
12/31/1997                      $ 357,563               $ 208,190
 1/31/1998                      $ 336,925               $ 191,862
 2/28/1998                      $ 363,844               $ 211,887
 3/31/1998                      $ 384,705               $ 221,082
 4/30/1998                      $ 397,043               $ 218,674
 5/31/1998                      $ 355,768               $ 188,707
 6/30/1998                      $ 331,318               $ 168,912
 7/31/1998                      $ 346,571               $ 174,268
 8/31/1998                      $ 245,169               $ 123,880
 9/30/1998                      $ 245,394               $ 131,738
10/31/1998                      $ 265,900               $ 145,611
11/30/1998                      $ 279,646               $ 157,721
12/31/1998                      $ 281,674               $ 155,435
 1/31/1999                      $ 290,237               $ 152,927
 2/28/1999                      $ 284,378               $ 154,415
 3/31/1999                      $ 303,081               $ 174,765
 4/30/1999                      $ 337,558               $ 196,387
 5/31/1999                      $ 335,755               $ 195,245
 6/30/1999                      $ 378,795               $ 217,403
 7/31/1999                      $ 370,457               $ 211,498
 8/31/1999                      $ 370,232               $ 213,422
 9/30/1999                      $ 364,824               $ 206,199
10/31/1999                      $ 371,133               $ 210,590
11/30/1999                      $ 412,596               $ 229,472
12/31/1999                      $ 504,083               $ 258,656
 1/31/2000                      $ 496,647               $ 260,198
 2/29/2000                      $ 547,574               $ 263,634
 3/31/2000                      $ 533,828               $ 264,921
 4/30/2000                      $ 459,241               $ 239,808
 5/31/2000                      $ 435,130               $ 229,894
 6/30/2000                      $ 460,367               $ 237,992
 7/31/2000                      $ 430,623               $ 225,753
 8/31/2000                      $ 443,016               $ 226,862
 9/30/2000                      $ 400,878               $ 207,054
10/31/2000                      $ 367,302               $ 192,042
11/30/2000                      $ 318,515               $ 175,251
12/31/2000                      $ 327,651               $ 179,482
 1/31/2001                      $ 349,224               $ 204,197
 2/28/2001                      $ 315,469               $ 188,208
 3/31/2001                      $ 284,252               $ 169,722
 4/30/2001                      $ 295,927               $ 178,108
 5/31/2001                      $ 298,211               $ 180,234
 6/30/2001                      $ 290,597               $ 176,535
 7/31/2001                      $ 272,070               $ 165,379
 8/31/2001                      $ 262,426               $ 163,742
 9/30/2001                      $ 219,534               $ 138,395
10/31/2001                      $ 228,163               $ 146,989
11/30/2001                      $ 255,827               $ 162,335
12/31/2001                      $ 278,922               $ 175,224
 1/31/2002                      $ 286,282               $ 181,164
 2/28/2002                      $ 291,866               $ 184,135
 3/31/2002                      $ 307,855               $ 195,220
 4/30/2002                      $ 308,870               $ 196,489
 5/31/2002                      $ 302,779               $ 193,365
 6/30/2002                      $ 277,146               $ 178,863
 7/31/2002                      $ 252,274               $ 165,198
 8/31/2002                      $ 253,797               $ 167,742
 9/30/2002                      $ 219,280               $ 149,642
10/31/2002                      $ 232,478               $ 159,354
11/30/2002                      $ 254,558               $ 170,318
12/31/2002                      $ 238,569               $ 164,663
 1/31/2003                      $ 238,061               $ 163,939
 2/28/2003                      $ 232,985               $ 159,512
 3/31/2003                      $ 220,803               $ 154,998

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF") for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

EMERGING COUNTRIES FUND

                                           NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
COMMON STOCKS -- 82.3%

ARGENTINA -- 0.7%
  BBVA Banco Frances
   S.A. -- ADR*                              39,800   $    191,836
  Telecom Argentina Stet-France
   Telecom S.A. -- ADR^                      37,600        140,624
                                                      ------------
                                                           332,460
                                                      ------------
BRAZIL -- 5.9%
  Aracruz Celulose S.A. -- ADR                9,700        194,097
  Banco Bradesco S.A. -- ADR^                17,700        304,440
  Companhia de Saneamento Basico
   do Estado de Sao Paulo                 5,660,000        138,293
  Companhia Paranaense de
   Energia-Copel                         61,500,000        112,455
  Companhia Paranaense de
   Energia-Copel. -- ADR                     95,900        231,119
  Companhia Siderurgica
   Nacional S.A                          19,550,000        380,920
  Companhia Vale Do Rio Doce                 26,600        698,489
  Empresa Brasiliera de Aeronautica
   S.A. -- ADR                               10,900        126,331
  Petroleo Brasileiro S.A. -- ADR^           47,800        724,170
                                                      ------------
                                                         2,910,314
                                                      ------------
CHILE -- 1.4%
  Banco Santander Chile                  13,015,400        228,746
  Compania de Petroleos de
   Chile S.A                                 78,400        295,414
  Compania de Telecomunicaciones
   de Chile S.A. -- ADR*                     16,600        156,372
                                                      ------------
                                                           680,532
                                                      ------------
CHINA -- 2.8%
  Byd Co., Ltd. Cl.H                        165,500        323,597
  China Petroleum & Chemical
   Corp.                                  2,910,000        582,041
  Huaneng Power International,
   Inc. -- Ser. H                           553,000        517,588
                                                      ------------
                                                         1,423,226
                                                      ------------
HONG KONG -- 2.8%
  China Mobile Hong Kong, Ltd.*             318,000        631,968
  China Mobile Hong Kong,
   Ltd. -- ADR                               30,100        297,990
  China Resources Enterprise, Ltd.          602,000        478,547
                                                      ------------
                                                         1,408,505
                                                      ------------
INDIA -- 0.3%
  Satyam Computer Services,
   Ltd. -- ADR                               16,300        134,964
                                                      ------------
INDONESIA -- 2.5%
  PT Bank Central Asia Tbk*               2,650,000   $    654,946
  PT Indofood Sukses Makmur Tbk           4,185,000        282,087
  PT Telekomunikasi Indonesia Tbk           674,500        274,680
                                                      ------------
                                                         1,211,713
                                                      ------------
LUXEMBOURG -- 0.2%
  Tenaris S.A. -- ADR                         4,310         94,992
                                                      ------------
MALAYSIA -- 2.0%
  IOI Corporation Berhad                    171,000        220,500
  Malayan Banking Berhad                    122,200        268,518
  Telekom Malaysia Berhad                   126,000        237,079
  Tenaga Nasional Berhad                    103,000        249,368
                                                      ------------
                                                           975,465
                                                      ------------
MEXICO -- 9.5%
  Alfa S.A.*                                176,000        251,568
  America Movil S.A. de CV --
   Ser L -- ADR                              45,500        608,335
  Cemex S.A de CV -- ADR                     24,200        422,048
  Fomento Economico Mexicano
   S.A. de CV -- ADR                         11,700        389,259
  Grupo Financiero BBVA Bancomer,
   S.A. de CV Cl.-B*                      1,300,100        992,305
  Grupo Telavisa S.A. -- ADR*                14,300        359,645
  Telefonos de Mexico S.A. de CV
   (Telmex) -- ADR                           44,500      1,322,540
  Wal-Mart de Mexico S.A. -- Ser. V         152,800        371,504
                                                      ------------
                                                         4,717,204
                                                      ------------
POLAND -- 0.3%
  Bank Przemyslowo Handlowy
   PBK S.A                                    1,300         77,074
  Softbank S.A. -- GDR*                      18,700         77,605
                                                      ------------
                                                           154,679
                                                      ------------
RUSSIAN FEDERATION -- 5.8%
  Gazprom OAO -- ADR                         43,400        520,800
  LUKOIL Oil Co. -- ADR                      15,700        874,490
  Norilsk Nickel -- ADR                      22,700        549,340
  Surgutneftegaz -- ADR                      25,000        365,625
  YUKOS Oil Co. -- ADR^                       4,000        584,000
                                                      ------------
                                                         2,894,255
                                                      ------------
SOUTH AFRICA -- 6.7%
  ABSA Group, Ltd.                           61,700        230,464
  Gold Fields, Ltd.                          38,000        406,505
  Harmony Gold Mining Co., Ltd.              31,800        394,318
  Impala Platinum Holdings, Ltd.              8,400        427,951
  Investec, Ltd.                             21,400        207,991
  Kumba Resources, Ltd.*                    222,000        707,941
  MTN Group, Ltd.*                           62,600         95,280
  Nedcor, Ltd.                               23,600        263,855
  Sappi, Ltd. -- Spon. ADR                    9,700        115,721
  Sasol, Ltd.                                25,700        284,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
COMMON STOCKS (continued)

SOUTH AFRICA (CONTINUED)
  Telkom South Africa, Ltd.                  52,900   $    195,913
                                                      ------------
                                                         3,330,007
                                                      ------------
SOUTH KOREA -- 15.5%
  Daishin Securities Co., Ltd.               53,370        610,514
  Hyundai Dept Store Co., Ltd.               23,230        329,622
  Kookmin Bank                               11,308        266,824
  Kookmin Bank -- Spon. ADR                  24,400        561,200
  Kookmin Credit Co., Ltd.*                  10,870         99,649
  KT Corp. Spons. -- ADR                     29,000        497,930
  LG Ad, Inc.                                23,880        261,748
  LG Electronics, Inc.                       23,660        756,320
  LG Home Shopping, Inc.                      8,590        436,878
  LG Petrochemical Co., Ltd.                 22,520        299,800
  Samsung Electro Mechanics
   Co., Ltd.                                 15,380        404,592
  Samsung Electronics Co., Ltd.               1,417        320,800
  Samsung Electronics Co., Ltd.
   144A -- GDR                                2,400        271,200
  Samsung SDI Co., Ltd.                       8,870        551,525
  Shinsegae Dept., Ltd.                       4,370        444,159
  SK Corp.                                   48,490        315,420
  SK Telecom Co., Ltd.                        7,700        939,137
  SK Telecom Co., Ltd. -- ADR^                6,700         91,254
  Ssangyong Motor Co.*                       61,660        233,477
                                                      ------------
                                                         7,692,049
                                                      ------------
TAIWAN -- 13.7%
  Accton Technology Corp.*                  377,550        312,918
  Ambit Microsystems Corp.                   94,500        285,552
  Au Optronics Corp. -- ADR^                 39,200        221,480
  China Development Financial
   Holding Corp.*                           871,000        317,083
  Formosa Plastics Corp.                    465,000        604,861
  Fubon Financial Holding Corp.             628,000        487,963
  High Tech Computer Corp.                   84,000        339,641
  Largan Precision Co., Ltd.                 54,000        310,805
  Macronix International Co., Ltd.*       1,624,000        411,275
  Nanya Technology Corp.*                   919,000        513,075
  Optimax Technology Corp.                  146,000        161,342
  Siliconware Precision
   Industries Co.*                        1,286,000        621,748
  Taiwan Semiconductor
   Manufacturing Co., Ltd.*               1,157,000      1,408,438
  Taiwan Styrene Monomer Corp.*             482,000        392,552
  United Microelectronics Corp.*            724,617        402,467
                                                      ------------
                                                         6,791,200
                                                      ------------
THAILAND -- 2.0%
  Advanced Info Service
   PCL-Foreign Reg                          781,800        774,781
  Quality House PCL*                      1,372,960        198,493
                                                      ------------
                                                           973,274
                                                      ------------
TURKEY -- 3.1%
  Finansbank A.S.*                      466,130,817   $    225,525
  Haci Omer Sabanci Holding*            127,290,250        237,440
  Sabanci Holding                        60,688,250        111,436
  Tofas Otomobil Fabrikasi A.S.*        213,399,000        466,480
  Tupras-Turkiye Petrol
   Rafinerileri A.S                      22,520,000        102,393
  Turkcell Iletisim Hizmetleri A.S.*     39,498,000        200,310
  Turkiye Is Bankasi A.S. -- Ser. C*     60,456,000        139,202
  Yapi ve Kredi Bankasi A.S.*            64,983,000         53,979
                                                      ------------
                                                         1,536,765
                                                      ------------
UNITED KINGDOM -- 6.3%
  Anglo American PLC                         88,800      1,279,370
  Antofagasta PLC                            20,700        189,773
  BHP Billiton, Ltd.                        252,566      1,266,520
  Old Mutual PLC                            312,000        380,140
                                                      ------------
                                                         3,115,803
                                                      ------------
UNITED STATES -- 0.3%
  Golden Telecom, Inc.                        8,600        128,140
                                                      ------------
VENEZUELA -- 0.5%
  Compania Anonima Nacional
   Telefonos de Venezuela --
   Spon. ADR                                 27,800        249,644
                                                      ------------
TOTAL COMMON STOCKS
  (Cost: $42,190,501)                                   40,755,191
                                                      ------------

PREFERRED STOCKS -- 11.9%

BRAZIL -- 5.1%
  Banco Bradesco S.A                    118,138,000        412,562
  Brasil Telecom Participacoes
   S.A. -- ADR^                              10,900        304,655
  Companhia de Bebidas das
   Americas -- ADR                           22,700        376,820
  Companhia Energetica de
   Minas Gerais                          22,100,000        167,340
  Companhia Paranaense de
   Energia                               82,700,000        204,767
  Embratel Participacoes S.A.*           89,100,000         90,008
  Embratel Participacoes
   S.A. -- ADR*                              29,200         29,492
  Petroleo Brasileiro S.A. -- ADR            18,600        255,936
  Tele Norte Leste Participacoes
   S.A. (Telemar) -- ADR^                    32,000        264,000
  Telecomunicacoes Brasileiras,
   S.A. -- ADR                                6,400        128,640
  Uniao de Bancos Brasileiros S.A            20,200        292,294
                                                      ------------
                                                         2,526,514
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
PREFERRED STOCKS  (continued)

SOUTH KOREA -- 6.8%
  Daishin Securities Co., Ltd.               25,470   $    126,086
  Hyundai Motor Co., Ltd.                    43,940        427,333
  Samsung Electronics Co., Ltd.              25,670      2,823,915
                                                      ------------
                                                         3,377,334
                                                      ------------
TOTAL PREFERRED STOCKS
  (Cost: $4,087,895)                                     5,903,848
                                                      ------------

EQUITY-LINKED SECURITIES -- 5.2%

INDIA -- 1.8%
  UBS Hyb Satyam Computers
   Services, Ltd. -- 01/08/04               229,742        856,937
                                                      ------------
SWITZERLAND -- 0.9%
  Hindustan Lever, Ltd. -- 02/19/04         147,206        459,283
                                                      ------------
TAIWAN -- 1.3%
  Credit Suisse FB Taiwan
   Semiconductor Manufacturing
   Co., Ltd. -- 01/26/04                  1,157,196        648,030
                                                      ------------
UNITED KINGDOM -- 1.2%
  UBS AG Wt 2/9/04                          128,800        602,784
                                                      ------------
TOTAL EQUITY-LINKED SECURITIES
  (Cost: $3,442,246)                                     2,567,034
                                                      ------------

OPTION -- 0.0%

HONG KONG -- 0.0%
  Hong Kong Dollar
   7.82 USD Put 10/07/03
   (Cost: $18,525)                        3,250,000          3,250
                                                      ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost: $49,739,167)                                   49,229,323
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.6%                                      296,966
                                                      ------------
NET ASSETS -- 100.0%                                  $ 49,526,289
                                                      ============

----------
* Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2003

EMERGING COUNTRIES FUND

                                         PERCENTAGE OF
INDUSTRY                                   NET ASSETS
--------                                 -------------
Advertising Agencies                          0.5%
Aerospace/Defense                             0.3
Agricultural Operations                       0.5
Applications Software                         0.3
Auto -- Cars/Light Trucks                     2.9
Batteries/Battery Systems                     0.7
Brewery                                       1.5
Broadcast Services/Programming                0.7
Building Products -- Cement/Aggregate         0.9
Cellular Telecommunications                   5.3
Chemicals -- Plastics                         2.0
Commercial Banks Non -- US                    8.2
Computer Services                             0.2
Computers                                     3.6
Computers -- Peripheral Equipment             0.6
Diversified Financial Services                1.4
Diversified Minerals                          6.9
Diversified Operations                        2.8
Electric Products -- Miscellaneous            1.5
Electric -- Generation                        1.0
Electric -- Integrated                        1.9
Electronic Components --
  Miscellaneous                               2.7
Electronic Components --
  Semiconductors                              7.9
Finance -- Credit Card                        0.2
Finance -- Investment Bankers/Brokers         1.5
Finance -- Other Services                     2.0
Food -- Miscellaneous/Diversified             0.6
Gas -- Distribution                           1.0%
Gold Mining                                   1.6
Investment Companies                          0.6
Life/Health Insurance                         0.8
Metal -- Diversified                          2.5
Money Center Banks                            0.5
Networking Products                           0.6
Oil Companies -- Integrated                   7.4
Oil Refining & Marketing                      0.6
Oil -- Field Services                         0.2
Other                                         0.0
Paper & Related Products                      0.6
Petrochemicals                                0.6
Photo Equipment & Supplies                    0.6
Platinum                                      0.9
Real Estate Operation/Development             0.4
Retail -- Discount                            0.8
Retail -- Major Department Stores             0.9
Retail -- Miscellaneous/Diversified           0.9
Semiconductor Components --
  Integrated Circuits                         5.8
Semiconductor Equipment                       1.3
Soap & Cleaning Products                      0.9
Steel -- Specialty                            0.8
Telecommunications Services                   3.1
Telephone -- Integrated                       7.1
Water                                         0.3
Other assets in excess of liabilities         0.6
                                            -----
NET ASSETS                                  100.0%
                                            =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP SELECT GROWTH FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: STEPHEN ROSS, Lead Portfolio Manager; WILLIAM H. CHENOWETH, CFA, Lead Portfolio Manager; KENNETH H. LEE, CFA, Portfolio Manager; THOMAS J. SMITH, CFA, Portfolio Manager; CHRISTIANE BOYD, Investment Analyst; CARRIE L. BOYKO, Investment Analyst; JOSHUA M. MOSS, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The US Large Cap Select Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index at time of purchase.

   MARKET OVERVIEW: Heightened uncertainties on the geopolitical and economic fronts sent US stock prices sharply lower during the fiscal year ended March 31, 2003.

   Early in the period, a marked slowdown in consumer and business activity was exacerbated by the prospect of war with Iraq, higher energy prices, and poor weather in numerous parts of the country. These factors led to weakness in many areas of the economy including retail sales, manufacturing activity, and employment. In response to sluggish economic conditions, the Federal Reserve lowered short-term interest rates in November 2002 by 50 basis points to 1.25%, their lowest level in more than four decades.

   This period's losses were broadly based, with every economic sector of the market posting a decline. Stocks in the utilities and technology sectors were especially weak, while defensive groups such as energy, healthcare, and consumer non-durables held up relatively well. For the full period, large-cap growth stocks trailed large-cap value stocks. In the second half of the fiscal year, however, growth led value.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund lost 29.59% versus the Russell 1000 Growth Index, which fell 26.77%.

   PORTFOLIO SPECIFICS: Stock selection in the technology sector was the main reason the Fund lagged its benchmark. Semiconductor companies Intel and Texas Instruments, which suffered from a cyclical downturn in the semiconductor industry, were among the worst-performing names. On the plus side, issue selection and an overweight in energy stocks helped returns. Top-performing holdings included onshore contract driller Patterson Energy, which benefited from high oil and gas prices. Stock selection in the healthcare sector was another plus. Here, positive contributors included Forest Labs, a specialty pharmaceutical firm, and Gilead Sciences, a biotech company.

   On a bottom-up basis, we increased the Fund's exposure to the healthcare sector near the end of the period. In particular, we increased holdings in the generic drug and medical device industries. Barr Labs, Zimmer Holdings, and Allergan are examples of names we added to or purchased. Also near the end of the fiscal year, we trimmed select technology positions due to company-specific considerations.

   MARKET OUTLOOK: We believe uncertainty will continue to cloud the investment landscape in the short term. With the apparent end to the war in Iraq, questions remain about how long the rebuilding process will take and how much money it will involve. The ratio of positive to negative earnings pre-announcements for the first quarter of 2003 will also influence investors' longer-term decisions as they renew their focus on company fundamentals.

   In this environment, as always, we will consistently adhere to our investment philosophy and process. We remain intensely focused on finding and investing in large-cap companies with strong growth prospects for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP SELECT GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                             SINCE
      1 YEAR            5 YEARS            INCEPTION
      -29.59%           -4.33%              5.06%

                U.S. LARGE CAP SELECT GROWTH FUND
                      INSTITUTIONAL SHARES             RUSSELL 1000 GROWTH INDEX
12/27/1996                 $   250,000                       $  250,000
12/31/1996                 $   247,200                       $  246,185
 1/31/1997                 $   272,400                       $  263,452
 2/28/1997                 $   267,800                       $  261,669
 3/31/1997                 $   260,000                       $  247,507
 4/30/1997                 $   270,000                       $  263,941
 5/31/1997                 $   300,200                       $  282,990
 6/30/1997                 $   311,400                       $  294,315
 7/31/1997                 $   350,200                       $  320,345
 8/31/1997                 $   342,200                       $  301,595
 9/30/1997                 $   359,600                       $  316,436
10/31/1997                 $   359,200                       $  304,741
11/30/1997                 $   354,897                       $  317,683
12/31/1997                 $   361,073                       $  321,241
 1/31/1998                 $   366,478                       $  330,846
 2/28/1998                 $   400,192                       $  355,733
 3/31/1998                 $   424,641                       $  369,912
 4/30/1998                 $   438,281                       $  375,032
 5/31/1998                 $   427,214                       $  364,388
 6/30/1998                 $   458,097                       $  386,707
 7/31/1998                 $   448,284                       $  384,147
 8/31/1998                 $   373,570                       $  326,494
 9/30/1998                 $   420,007                       $  351,576
10/31/1998                 $   451,657                       $  379,832
11/30/1998                 $   494,721                       $  408,726
12/31/1998                 $   580,590                       $  445,580
 1/31/1999                 $   645,965                       $  471,745
 2/28/1999                 $   632,475                       $  450,195
 3/31/1999                 $   697,590                       $  473,907
 4/30/1999                 $   730,134                       $  474,514
 5/31/1999                 $   735,294                       $  459,932
 6/30/1999                 $   770,229                       $  492,146
 7/31/1999                 $   760,111                       $  476,505
 8/31/1999                 $   755,701                       $  484,291
 9/30/1999                 $   769,969                       $  474,116
10/31/1999                 $   825,745                       $  509,922
11/30/1999                 $   920,954                       $  537,432
12/31/1999                 $ 1,138,610                       $  593,330
 1/31/2000                 $ 1,089,839                       $  565,509
 2/29/2000                 $ 1,248,865                       $  593,157
 3/31/2000                 $ 1,292,448                       $  635,615
 4/30/2000                 $ 1,193,089                       $  605,372
 5/31/2000                 $ 1,117,078                       $  574,886
 6/30/2000                 $ 1,235,116                       $  618,456
 7/31/2000                 $ 1,180,637                       $  592,673
 8/31/2000                 $ 1,334,734                       $  646,334
 9/30/2000                 $ 1,219,032                       $  585,197
10/31/2000                 $ 1,094,249                       $  557,505
11/30/2000                 $   883,799                       $  475,324
12/31/2000                 $   865,615                       $  460,284
 1/31/2001                 $   843,954                       $  492,085
 2/28/2001                 $   698,749                       $  408,544
 3/31/2001                 $   604,620                       $  364,086
 4/30/2001                 $   683,507                       $  410,132
 5/31/2001                 $   652,754                       $  404,095
 6/30/2001                 $   620,130                       $  394,736
 7/31/2001                 $   584,564                       $  384,872
 8/31/2001                 $   518,513                       $  353,389
 9/30/2001                 $   434,278                       $  318,121
10/31/2001                 $   455,938                       $  334,822
11/30/2001                 $   511,560                       $  366,999
12/31/2001                 $   508,886                       $  366,302
 1/31/2002                 $   489,365                       $  359,818
 2/28/2002                 $   457,810                       $  344,886
 3/31/2002                 $   483,482                       $  356,819
 4/30/2002                 $   455,404                       $  327,702
 5/31/2002                 $   442,033                       $  319,772
 6/30/2002                 $   393,631                       $  290,193
 7/31/2002                 $   362,611                       $  274,232
 8/31/2002                 $   364,483                       $  275,055
 9/30/2002                 $   340,951                       $  246,532
10/31/2002                 $   359,403                       $  269,139
11/30/2002                 $   373,041                       $  283,753
12/31/2002                 $   336,940                       $  264,146
 1/31/2003                 $   329,987                       $  257,727
 2/28/2003                 $   329,185                       $  256,541
 3/31/2003                 $   340,416                       $  261,313

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 1000 Growth Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

U.S. LARGE CAP SELECT GROWTH FUND

                                                    NUMBER
                                                   OF SHARES       VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 99.3%

APPLICATIONS SOFTWARE -- 4.8%
  Microsoft Corp.                                     54,100   $  1,309,761
                                                               ------------
BEVERAGES-WINE/SPIRITS -- 2.3%
  Anheuser Busch, Inc.                                13,500        629,235
                                                               ------------
CELLULAR TELECOMMUNICATIONS -- 1.5%
  Nextel Communications, Inc. Cl. A*                  30,400        407,056
                                                               ------------
COMPUTER SERVICES -- 2.5%
  Affiliated Computer Services, Inc.
   Cl. A*                                             15,500        686,030
                                                               ------------
COMPUTERS -- 5.1%
  Dell Computer Corp.*                                32,000        873,920
  International Business
   Machines Corp.                                      6,600        517,638
                                                               ------------
                                                                  1,391,558
                                                               ------------
COMPUTERS-MEMORY DEVICES -- 4.4%
  EMC Corp.*                                          92,100        665,883
  VERITAS Software Corp.*                             30,900        543,222
                                                               ------------
                                                                  1,209,105
                                                               ------------
COSMETICS & TOILETRIES -- 4.2%
  Procter & Gamble Co.                                12,800      1,139,840
                                                               ------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 4.8%
  General Electric Co.                                51,600      1,315,800
                                                               ------------
E-COMMERCE/SERVICES -- 1.3%
  eBay, Inc.*                                          4,100        349,689
                                                               ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.8%
  Intel Corp.                                         63,700      1,037,036
                                                               ------------
ELECTRONIC FORMS -- 1.6%
  Adobe Systems, Inc.                                 14,500        447,035
                                                               ------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.3%
  Fannie Mae                                          13,900        908,365
                                                               ------------
MEDICAL PRODUCTS -- 5.4%
  Johnson & Johnson                                   15,000        868,050
  Zimmer Holdings, Inc.*                              12,300        598,149
                                                               ------------
                                                                  1,466,199
                                                               ------------
MEDICAL-BIOMEDICAL/GENETICS -- 3.7%
  Amgen, Inc.*                                        17,700      1,018,635
                                                               ------------
MEDICAL-DRUGS -- 12.9%
  Allergan, Inc.                                       8,300        566,143
  Forest Laboratories, Inc. Cl. A.*                   14,900        804,153
  Merck & Co.                                         18,600      1,018,908
  Pfizer, Inc.                                        36,800      1,146,688
                                                               ------------
                                                                  3,535,892
                                                               ------------
MEDICAL-GENERIC DRUGS -- 2.8%
  Barr Laboratories, Inc.*                            13,300   $    758,100
                                                               ------------
MEDICAL-HMO -- 3.2%
  Anthem, Inc.*                                       13,400        887,750
                                                               ------------
MULTI-LINE INSURANCE -- 1.9%
  Allstate Corp.                                      15,900        527,403
                                                               ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.8%
  Anadarko Petroleum Corp.                            10,800        491,400
                                                               ------------
OIL & GAS DRILLING -- 1.8%
  Patterson Energy, Inc.*                             15,000        485,400
                                                               ------------
OPTICAL SUPPLIES -- 2.1%
  Alcon, Inc.*                                        14,000        574,280
                                                               ------------
PHARMACY SERVICES -- 2.6%
  AdvancePCS*                                         25,500        722,670
                                                               ------------
PUBLISHING-NEWSPAPERS -- 2.1%
  Tribune Co.                                         12,700        571,627
                                                               ------------
RETAIL-AUTO PARTS -- 1.8%
  Autozone Inc.*                                       7,300        501,583
                                                               ------------
RETAIL-BUILDING PRODUCTS -- 3.2%
  Lowe's Companies, Inc.                              21,200        865,384
                                                               ------------
RETAIL-DISCOUNT -- 2.6%
  Wal-Mart Stores, Inc.                               13,700        712,811
                                                               ------------
SATELLITE TELECOMMUNICATIONS -- 1.6%
  EchoStar Communications Corp.*                      15,100        436,088
                                                               ------------
SCHOOLS -- 1.9%
  Apollo Group, Inc. Cl. A*                           10,200        508,980
                                                               ------------
SEMICONDUCTOR EQUIPMENT -- 1.6%
  Applied Materials, Inc.*                            35,600        447,848
                                                               ------------
SUPER-REGIONAL BANKS-US -- 2.7%
  Bank of America Corp.                               11,200        748,608
                                                               ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.1%
  QUALCOMM, Inc.                                      15,700        566,142
                                                               ------------
THERAPEUTICS -- 1.9%
  Gilead Sciences, Inc.*                              12,300        516,477
                                                               ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   PRINCIPAL
                                                     AMOUNT        VALUE
---------------------------------------------------------------------------
COMMON STOCKS  (continued)

TOTAL COMMON STOCKS
  (Cost: $26,528,976)                                          $ 27,173,787

TIME DEPOSIT -- 4.1%

  Wells Fargo Nassau
   0.790%, 04/01/03
   (Cost: $1,124,441)                           $  1,124,441      1,124,441
                                                               ------------
TOTAL INVESTMENTS -- 103.4%
  (Cost: $27,653,417)                                            28,298,228
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.4%)                                           (918,673)
                                                               ------------
NET ASSETS-- 100.0%                                            $ 27,379,555
                                                               ============

----------
* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. EQUITY GROWTH FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: WILLIAM H. CHENOWETH, CFA, Lead Portfolio Manager; KENNETH
H. LEE, CFA, Portfolio Manager; THOMAS J. SMITH, CFA, Portfolio Manager; CHRISTIANE BOYD, Investment Analyst; CARRIE L. BOYKO, Investment Analyst; JOSHUA
M. MOSS, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The US Equity Growth Fund seeks to maximize long-term capital appreciation through investments in US securities with market capitalizations similar to the Russell Mid Cap Growth Index at time of purchase.

   MARKET OVERVIEW: The 12 months ended March 31, 2003 capped a turbulent period for US equity investors. Stock prices tumbled in response to:

   - Mounting tensions with Iraq, culminating in a US-led invasion of the country

   -  Accounting and corporate governance issues

   -  Disappointing growth in the economy and in earnings

   Against this backdrop, all major market indices posted steep declines. Losses prevailing throughout much of the period more than offset a solid rally in the fourth quarter of 2002.

   Technology stocks suffered the brunt of the market's downturn due in part to concerns over slowing business and consumer spending. Stocks in sectors considered safe havens, such as healthcare and consumer non-durables, performed relatively well. Mid-cap stocks, particularly value names, beat their small- and large-cap counterparts during the 12-month period.

   PERFORMANCE: For the 12 months ended March 31, 2003, the Fund lost 30.35% versus the Russell Mid Cap Growth Index, down 26.11%.

   PORTFOLIO SPECIFICS: Stock selection in the technology sector had the largest unfavorable impact on returns this period, most notably in the software and computers/office automation industries. In addition, the shift in investor preference to technology stocks exhibiting low quality of earnings hurt our style, especially in the fourth quarter of 2002. Factors that helped performance included an overweight and stock selection in the energy sector, which benefited from rising oil and natural gas prices. Several healthcare names, including Forest Labs and Boston Scientific, were also top performers. As of March 31, 2003, our biggest weighting was in healthcare. We found the growth prospects of many companies along the spectrum of healthcare industries attractive, even in difficult economic times.

   As a result of our company-specific analysis, we have reduced exposure to technology companies to a slight underweight versus the benchmark as of March 31, 2003. Stock selection is vital in this sector as earnings remain under pressure due to diminished corporate expenditures. We were also underweight consumer-related stocks as economic and geopolitical uncertainties typically undermine consumer confidence and spending. Finally, we remained overweight energy.

   MARKET OUTLOOK: We believe uncertainty will continue to dominate trading in the US stock market, given questions related to the rebuilding of Iraq and the timing of a recovery in economic and earnings growth.

   Despite these uncertainties, we remain confident our focus on individual stock selection will lead us to mid-cap growth companies poised to deliver strong, long-term results for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EQUITY GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

      1 YEAR             5 YEARS             10 YEARS
      -30.35%            -7.54%               3.70%

                 U.S. EQUITY       RUSSELL MID
                 GROWTH FUND       CAP GROWTH
            INSTITUTIONAL SHARES      INDEX
 9/30/1985       $   250,000       $   250,000
10/31/1985       $   263,067       $   250,000
11/30/1985       $   289,075       $   250,000
12/31/1985       $   311,845       $   250,000
 1/31/1986       $   325,057       $   254,808
 2/28/1986       $   353,131       $   277,271
 3/31/1986       $   388,397       $   293,919
 4/30/1986       $   386,014       $   297,128
 5/31/1986       $   420,048       $   315,779
 6/30/1986       $   437,508       $   320,667
 7/31/1986       $   413,912       $   295,149
 8/31/1986       $   435,670       $   308,539
 9/30/1986       $   388,690       $   282,971
10/31/1986       $   426,535       $   300,054
11/30/1986       $   426,862       $   302,871
12/31/1986       $   414,298       $   293,876
 1/31/1987       $   479,744       $   334,697
 2/28/1987       $   504,626       $   359,632
 3/31/1987       $   508,798       $   364,489
 4/30/1987       $   503,490       $   355,010
 5/31/1987       $   505,638       $   357,301
 6/30/1987       $   523,217       $   371,925
 7/31/1987       $   560,976       $   388,852
 8/31/1987       $   578,628       $   404,897
 9/30/1987       $   570,276       $   395,953
10/31/1987       $   410,751       $   287,176
11/30/1987       $   376,686       $   267,199
12/31/1987       $   429,184       $   301,987
 1/31/1988       $   414,234       $   305,045
 2/29/1988       $   445,495       $   330,064
 3/31/1988       $   439,956       $   331,554
 4/30/1988       $   443,945       $   333,427
 5/31/1988       $   447,748       $   327,525
 6/30/1988       $   488,926       $   352,277
 7/31/1988       $   470,868       $   338,945
 8/31/1988       $   452,959       $   326,033
 9/30/1988       $   478,446       $   338,930
10/31/1988       $   482,736       $   336,883
11/30/1988       $   467,079       $   328,773
12/31/1988       $   483,551       $   341,011
 1/31/1989       $   513,032       $   361,109
 2/28/1989       $   500,497       $   358,146
 3/31/1989       $   509,489       $   362,534
 4/30/1989       $   536,526       $   383,183
 5/31/1989       $   569,665       $   403,542
 6/30/1989       $   542,075       $   398,132
 7/31/1989       $   603,745       $   429,326
 8/31/1989       $   625,701       $   445,944
 9/30/1989       $   637,944       $   445,787
10/31/1989       $   619,358       $   427,200
11/30/1989       $   641,325       $   437,312
12/31/1989       $   647,588       $   448,368
 1/31/1990       $   609,035       $   406,819
 2/28/1990       $   635,691       $   415,183
 3/31/1990       $   655,821       $   432,585
 4/30/1990       $   640,453       $   420,621
 5/31/1990       $   744,313       $   463,877
 6/30/1990       $   753,890       $   469,603
 7/31/1990       $   728,383       $   454,631
 8/31/1990       $   669,141       $   401,763
 9/30/1990       $   618,532       $   374,546
10/31/1990       $   604,533       $   367,545
11/30/1990       $   644,412       $   406,884
12/31/1990       $   652,316       $   425,352
 1/31/1991       $   716,026       $   457,257
 2/28/1991       $   782,807       $   497,513
 3/31/1991       $   822,078       $   523,511
 4/30/1991       $   801,992       $   518,851
 5/31/1991       $   839,659       $   545,081
 6/30/1991       $   785,305       $   515,371
 7/31/1991       $   844,962       $   541,370
 8/31/1991       $   884,985       $   558,290
 9/30/1991       $   886,371       $   557,647
10/31/1991       $   913,819       $   570,159
11/30/1991       $   873,764       $   551,355
12/31/1991       $ 1,014,498       $   625,386
 1/31/1992       $ 1,022,276       $   630,953
 2/29/1992       $ 1,039,007       $   632,315
 3/31/1992       $   987,749       $   606,340
 4/30/1992       $   959,664       $   594,735
 5/31/1992       $   949,652       $   595,894
 6/30/1992       $   919,326       $   578,165
 7/31/1992       $   953,770       $   603,939
 8/31/1992       $   929,227       $   596,032
 9/30/1992       $   964,692       $   609,088
10/31/1992       $ 1,019,937       $   627,437
11/30/1992       $ 1,099,152       $   667,083
12/31/1992       $ 1,151,984       $   679,861
 1/31/1993       $ 1,184,317       $   687,877
 2/28/1993       $ 1,169,592       $   666,698
 3/31/1993       $ 1,226,044       $   686,002
 4/30/1993       $ 1,194,788       $   657,827
 5/31/1993       $ 1,273,545       $   688,870
 6/30/1993       $ 1,305,239       $   686,039
 7/31/1993       $ 1,319,646       $   683,876
 8/31/1993       $ 1,391,679       $   723,633
 9/30/1993       $ 1,408,006       $   732,292
10/31/1993       $ 1,405,125       $   744,090
11/30/1993       $ 1,349,419       $   726,780
12/31/1993       $ 1,379,769       $   755,946
 1/31/1994       $ 1,402,024       $   775,397
 2/28/1994       $ 1,374,712       $   768,730
 3/31/1994       $ 1,282,659       $   732,496
 4/30/1994       $ 1,292,775       $   730,706
 5/31/1994       $ 1,271,532       $   731,775
 6/30/1994       $ 1,208,815       $   700,291
 7/31/1994       $ 1,230,058       $   719,689
 8/31/1994       $ 1,290,752       $   762,617
 9/30/1994       $ 1,268,498       $   750,040
10/31/1994       $ 1,284,683       $   763,001
11/30/1994       $ 1,205,781       $   729,350
12/31/1994       $ 1,234,650       $   739,573
 1/31/1995       $ 1,211,553       $   748,464
 2/28/1995       $ 1,280,844       $   788,291
 3/31/1995       $ 1,324,939       $   819,555
 4/30/1995       $ 1,350,136       $   826,431
 5/31/1995       $ 1,371,133       $   846,806
 6/30/1995       $ 1,472,971       $   885,344
 7/31/1995       $ 1,591,607       $   941,059
 8/31/1995       $ 1,626,252       $   951,363
 9/30/1995       $ 1,659,848       $   972,541
10/31/1995       $ 1,642,000       $   947,965
11/30/1995       $ 1,673,497       $   990,329
12/31/1995       $ 1,710,915       $   990,864
 1/31/1996       $ 1,729,729       $ 1,008,363
 2/29/1996       $ 1,799,449       $ 1,046,509
 3/31/1996       $ 1,799,449       $ 1,054,755
 4/30/1996       $ 1,916,756       $ 1,105,711
 5/31/1996       $ 1,994,223       $ 1,128,289
 6/30/1996       $ 1,945,530       $ 1,094,192
 7/31/1996       $ 1,798,342       $ 1,009,250
 8/31/1996       $ 1,882,450       $ 1,063,810
 9/30/1996       $ 2,000,863       $ 1,131,384
10/31/1996       $ 1,974,303       $ 1,118,112
11/30/1996       $ 2,041,312       $ 1,183,980
12/31/1996       $ 1,992,539       $ 1,164,042
 1/31/1997       $ 2,075,809       $ 1,215,551
 2/28/1997       $ 1,941,387       $ 1,188,785
 3/31/1997       $ 1,830,757       $ 1,121,606
 4/30/1997       $ 1,833,136       $ 1,149,075
 5/31/1997       $ 1,990,160       $ 1,252,043
 6/30/1997       $ 2,065,103       $ 1,286,687
 7/31/1997       $ 2,275,658       $ 1,409,849
 8/31/1997       $ 2,242,350       $ 1,396,089
 9/30/1997       $ 2,389,857       $ 1,466,745
10/31/1997       $ 2,249,488       $ 1,393,305
11/30/1997       $ 2,249,940       $ 1,407,948
12/31/1997       $ 2,324,432       $ 1,426,435
 1/31/1998       $ 2,266,663       $ 1,400,745
 2/28/1998       $ 2,484,056       $ 1,532,443
 3/31/1998       $ 2,608,715       $ 1,596,683
 4/30/1998       $ 2,578,310       $ 1,618,366
 5/31/1998       $ 2,427,807       $ 1,551,802
 6/30/1998       $ 2,579,830       $ 1,595,703
 7/31/1998       $ 2,467,594       $ 1,527,343
 8/31/1998       $ 1,935,213       $ 1,235,834
 9/30/1998       $ 2,126,364       $ 1,329,313
10/31/1998       $ 2,180,076       $ 1,427,190
11/30/1998       $ 2,326,994       $ 1,523,454
12/31/1998       $ 2,665,064       $ 1,681,223
 1/31/1999       $ 2,938,364       $ 1,731,626
 2/28/1999       $ 2,695,080       $ 1,646,949
 3/31/1999       $ 3,028,410       $ 1,738,668
 4/30/1999       $ 3,148,472       $ 1,817,899
 5/31/1999       $ 3,003,134       $ 1,794,521
 6/30/1999       $ 3,243,258       $ 1,919,796
 7/31/1999       $ 3,194,286       $ 1,858,670
 8/31/1999       $ 3,249,577       $ 1,839,359
 9/30/1999       $ 3,246,418       $ 1,823,706
10/31/1999       $ 3,630,301       $ 1,964,715
11/30/1999       $ 4,093,172       $ 2,168,180
12/31/1999       $ 5,306,432       $ 2,543,601
 1/31/2000       $ 5,336,448       $ 2,543,092
 2/29/2000       $ 7,345,909       $ 3,077,726
 3/31/2000       $ 6,556,026       $ 3,080,896
 4/30/2000       $ 5,608,167       $ 2,781,834
 5/31/2000       $ 5,011,016       $ 2,579,066
 6/30/2000       $ 5,897,264       $ 2,852,731
 7/31/2000       $ 5,573,412       $ 2,672,096
 8/31/2000       $ 6,521,272       $ 3,075,074
 9/30/2000       $ 6,434,385       $ 2,924,734
10/31/2000       $ 5,537,078       $ 2,724,565
11/30/2000       $ 4,125,684       $ 2,132,490
12/31/2000       $ 4,576,444       $ 2,244,787
 1/31/2001       $ 4,498,727       $ 2,373,009
 2/28/2001       $ 3,568,339       $ 1,962,550
 3/31/2001       $ 3,019,876       $ 1,681,670
 4/30/2001       $ 3,483,960       $ 1,961,987
 5/31/2001       $ 3,339,628       $ 1,952,766
 6/30/2001       $ 3,248,587       $ 1,953,801
 7/31/2001       $ 2,884,426       $ 1,822,036
 8/31/2001       $ 2,582,438       $ 1,689,939
 9/30/2001       $ 2,122,795       $ 1,410,592
10/31/2001       $ 2,342,812       $ 1,558,845
11/30/2001       $ 2,518,245       $ 1,726,733
12/31/2001       $ 2,595,969       $ 1,792,349
 1/31/2002       $ 2,504,921       $ 1,734,097
 2/28/2002       $ 2,322,826       $ 1,635,774
 3/31/2002       $ 2,531,569       $ 1,760,584
 4/30/2002       $ 2,418,315       $ 1,667,449
 5/31/2002       $ 2,298,398       $ 1,617,759
 6/30/2002       $ 2,085,214       $ 1,439,158
 7/31/2002       $ 1,869,808       $ 1,299,272
 8/31/2002       $ 1,872,029       $ 1,294,724
 9/30/2002       $ 1,805,409       $ 1,191,794
10/31/2002       $ 1,860,925       $ 1,284,158
11/30/2002       $ 1,918,663       $ 1,384,707
12/31/2002       $ 1,785,422       $ 1,301,071
 1/31/2003       $ 1,763,216       $ 1,288,321
 2/28/2003       $ 1,734,347       $ 1,277,112
 3/31/2003       $ 1,763,216       $ 1,300,867

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell Mid Cap Growth Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell Mid Cap Growth Index measures the performance of those Russell Mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Russell Mid Cap Index is an unmanaged index generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

U.S. EQUITY GROWTH FUND

                                                    NUMBER
                                                   OF SHARES       VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 96.7%

APPAREL MANUFACTURERS -- 1.2%
  Coach, Inc.*                                        13,500   $    517,455
                                                               ------------
APPLICATIONS SOFTWARE -- 2.3%
  Intuit, Inc.*                                       12,600        468,720
  Mercury Interactive Corp.*                          16,200        480,816
                                                               ------------
                                                                    949,536
                                                               ------------
ATHLETIC FOOTWEAR -- 1.4%
  Reebok International, Ltd.*                         17,700        581,445
                                                               ------------
AUDIO/VIDEO PRODUCTS -- 1.0%
  Harman International Industries, Inc.^               7,200        421,704
                                                               ------------
CASINO SERVICES -- 1.5%
  International Game Technology*                       7,700        630,630
                                                               ------------
CELLULAR TELECOMMUNICATIONS -- 0.8%
  Nextel Communications, Inc. Cl. A*^                 25,600        342,784
                                                               ------------
COMMERCIAL BANKS-EASTERN US -- 1.1%
  Commerce Bancorp, Inc.                              11,800        468,932
                                                               ------------
COMPUTER DATA SECURITY -- 1.4%
  NetScreen Technologies, Inc.*                       34,600        580,588
                                                               ------------
COMPUTER SERVICES -- 3.1%
  Affiliated Computer Services, Inc.
   Cl. A*                                             14,000        619,640
  Cognizant Technology Solutions
   Corp. Cl. A*^                                      10,000        673,500
                                                               ------------
                                                                  1,293,140
                                                               ------------
COMPUTERS-MEMORY DEVICES -- 2.0%
  Storage Technology Corp.*                           22,300        450,906
  VERITAS Software Corp.*                             23,200        407,856
                                                               ------------
                                                                    858,762
                                                               ------------
CONSULTING SERVICES -- 1.6%
  FTI Consulting, Inc.*                               14,700        679,434
                                                               ------------
CONTAINERS-PAPER/PLASTIC -- 1.5%
  Pactiv Corp.*                                       31,900        647,570
                                                               ------------
DATA PROCESSING/MANAGEMENT -- 1.7%
  Fair, Isaac & Co., Inc.                             13,800        701,316
                                                               ------------
DENTAL SUPPLIES & EQUIPMENT -- 1.6%
  Patterson Dental Co.*                               14,500        665,985
                                                               ------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.4%
  Danaher Corp.                                        9,100        598,416
                                                               ------------
E-COMMERCE/SERVICES -- 0.7%
  WebMD Corp.*                                        32,400        292,248
                                                               ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.5%
  Integrated Circuit Systems, Inc.*                   30,300   $    657,510
  QLogic Corp.*                                       11,100        412,254
                                                               ------------
                                                                  1,069,764
                                                               ------------
ELECTRONIC FORMS -- 0.8%
  Adobe Systems, Inc.                                 11,000        339,130
                                                               ------------
ELECTRONICS-MILITARY -- 1.0%
  L-3 Communications Holdings, Inc.*                  10,500        421,785
                                                               ------------
ENGINEERING/R&D SERVICES -- 1.1%
  Jacobs Engineering Group, Inc.*                     10,500        441,105
                                                               ------------
FINANCE-CONSUMER LOANS -- 1.5%
  SLM Corp.^                                           5,800        643,336
                                                               ------------
FOOD-RETAIL -- 0.7%
  Whole Foods Market, Inc.*^                           5,500        306,020
                                                               ------------
HAZARDOUS WASTE DISPOSAL -- 1.6%
  Stericycle, Inc.*                                   17,500        657,825
                                                               ------------
HEALTH CARE COST CONTAINMENT -- 1.3%
  Caremark Rx, Inc.*                                  31,200        566,280
                                                               ------------
INDUSTRIAL GASES -- 1.1%
  Praxair, Inc.                                        8,000        450,800
                                                               ------------
INTERNET SECURITY -- 2.7%
  CheckFree Corp.*                                    29,600        665,408
  Symantec Corp.*^                                    12,500        489,750
                                                               ------------
                                                                  1,155,158
                                                               ------------
LOTTERY SERVICES -- 1.5%
  GTECH Holdings Corp.*                               19,400        633,604
                                                               ------------
MACHINERY-PRINT TRADE -- 0.8%
  Zebra Technologies Corp. Cl A*                       5,000        322,000
                                                               ------------
MEDICAL IMAGING SYSTEMS -- 0.8%
  CTI Molecular Imaging, Inc.*^                       16,300        319,480
                                                               ------------
MEDICAL INSTRUMENTS -- 1.6%
  St. Jude Medical, Inc.*                             13,600        663,000
                                                               ------------
MEDICAL PRODUCTS -- 5.0%
  Stryker Corp.                                        9,500        652,175
  Varian Medical Systems, Inc.*                       12,500        674,125
  Zimmer Holdings, Inc.*                              16,300        792,669
                                                               ------------
                                                                  2,118,969
                                                               ------------
MEDICAL STERILIZE PRODUCT -- 1.5%
  Steris Corp.*                                       24,500        640,920
                                                               ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                    NUMBER
                                                   OF SHARES       VALUE
---------------------------------------------------------------------------
COMMON STOCKS (continued)

MEDICAL-BIOMEDICAL/GENETICS -- 2.8%
  Affymetrix, Inc.*^                                  24,100   $    626,600
  Genzyme Corp. - General Division*                   15,100        550,395
                                                               ------------
                                                                  1,176,995
                                                               ------------
MEDICAL-DRUGS -- 2.9%
  Allergan, Inc.                                       8,100        552,501
  Medimmune, Inc.*                                    20,100        659,883
                                                               ------------
                                                                  1,212,384
                                                               ------------
MEDICAL-GENERIC DRUGS -- 1.7%
  Barr Laboratories, Inc.*^                           12,300        701,100
                                                               ------------
MEDICAL-HMO -- 3.6%
  Anthem, Inc.*                                       11,500        761,875
  Wellpoint Health Networks, Inc.*                     9,800        752,150
                                                               ------------
                                                                  1,514,025
                                                               ------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 0.7%
  Lincare Holdings, Inc.*                             10,200        313,038
                                                               ------------
NETWORKING PRODUCTS -- 2.6%
  Emulex Corp.*                                       35,000        670,250
  Juniper Networks, Inc.*^                            53,400        436,278
                                                               ------------
                                                                  1,106,528
                                                               ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.4%
  Apache Corp.                                         8,505        525,099
  EOG Resources, Inc.                                 12,200        482,632
                                                               ------------
                                                                  1,007,731
                                                               ------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.2%
  Smith International, Inc.*                          14,100        496,743
                                                               ------------
OIL REFINING & MARKETING -- 1.3%
  Valero Energy Corp.                                 12,800        529,664
                                                               ------------
OIL & GAS DRILLING -- 2.3%
  Patterson Energy, Inc.*                             14,900        482,164
  Rowan Companies, Inc.^                              24,800        487,568
                                                               ------------
                                                                    969,732
                                                               ------------
OIL-FIELD SERVICES -- 2.5%
  BJ Services Co.*                                    14,700        505,533
  Halliburton Co.                                     25,400        526,542
                                                               ------------
                                                                  1,032,075
                                                               ------------
PHARMACY SERVICES -- 1.6%
  Omnicare, Inc.                                      25,300        688,413
                                                               ------------
PROPERTY/CASUALTY INSURANCE -- 1.3%
  Fidelity National Financial, Inc.                   15,900        542,985
                                                               ------------
RADIO -- 0.9%
  Westwood One, Inc.*                                 11,700        365,508
                                                               ------------
RETAIL-AUTO PARTS -- 1.5%
  Autozone, Inc.*                                      9,000   $    618,390
                                                               ------------
RETAIL-BEDDING -- 1.1%
  Bed Bath & Beyond, Inc.*                            13,000        449,020
                                                               ------------
RETAIL-CONSUMER ELECTRONICS -- 1.3%
  Best Buy Co., Inc.*                                 21,000        566,370
                                                               ------------
RETAIL-OFFICE SUPPLIES -- 1.2%
  Staples, Inc.*                                      28,200        516,906
                                                               ------------
RETAIL-RESTAURANTS -- 1.5%
  Starbucks Corp.*^                                   23,800        613,088
                                                               ------------
SATELLITE TELECOMMUNICATIONS -- 1.6%
  EchoStar Communications Corp.*                      22,600        652,688
                                                               ------------
SCHOOLS -- 2.0%
  Apollo Group, Inc. Cl. A*                           10,750        536,425
  Corinthian Colleges, Inc.*^                          8,000        316,000
                                                               ------------
                                                                    852,425
                                                               ------------
SEMICONDUCTOR COMPONENTS-INTEGRATED
  CIRCUITS -- 0.9%
  Linear Technology Corp.                             12,800        395,136
                                                               ------------
SEMICONDUCTOR EQUIPMENT -- 2.3%
  KLA -- Tencor Corp.*^                               13,600        488,811
  Novellus Systems, Inc.*^                            18,100        493,587
                                                               ------------
                                                                    982,398
                                                               ------------
THERAPEUTICS -- 2.3%
  Gilead Sciences, Inc.*^                             23,400        982,566
                                                               ------------
TOYS -- 1.1%
  Leapfrog Enterprises, Inc.*^                        19,500        464,880
                                                               ------------
TRANSPORT-TRUCK -- 1.0%
  J.B. Hunt Transport Services, Inc.*                 16,000        430,720
                                                               ------------
WEB PORTALS/ISP -- 1.3%
  Yahoo!, Inc.*                                       22,700        545,254
                                                               ------------
TOTAL COMMON STOCKS
  (Cost: $37,119,383)                                            40,705,883
                                                               ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   PRINCIPAL
                                                     AMOUNT        VALUE
---------------------------------------------------------------------------
TIME DEPOSIT -- 4.9%

  Brown Brothers Harriman & Co.
   0.790%, 04/01/03
   (Cost: $2,066,934)                              2,066,934   $  2,066,934
                                                               ------------
TOTAL INVESTMENTS -- 101.6%
  (Cost: $39,186,317)                                            42,772,817
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.6%)                                                 (685,177)
                                                               ------------
NET ASSETS -- 100.0%                                           $ 42,087,640
                                                               ============

----------
* Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING GROWTH FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: JOHN C. McCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MICHAEL P. GIGGIE, Investment Analyst; JOHN MAZUR, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

   MARKET OVERVIEW: A heightened sense of uncertainty weighed on the US equity market during the 12 months ended March 31, 2003. Major stock market indices posted losses, affecting all sectors, styles, and capitalization ranges. Throughout much of the second half of the period, investors remained focused on conflict between the United States and Iraq. The pace of US economic recovery and disappointing corporate profits added to investors' list of worries.

   Market volatility remained high. In the first quarter of 2003, for instance, stock prices moved up and down in lockstep with investors' perceptions of developments in the war with Iraq. Economic and company-specific fundamentals took a back seat to these concerns.

   During the fiscal year, small-cap stocks modestly trailed large caps. Investors typically gravitate toward larger-cap issues during times of increased uncertainty, and this period was no exception.

   PERFORMANCE: For the 12 months ended March 31, 2003, the Fund declined 34.10%, versus a drop of 31.64% in the Russell 2000 Growth Index.

   PORTFOLIO SPECIFICS: During the fiscal year, stock selection was strongest in the consumer durables and energy sectors. With talk of imminent conflict with Iraq and the start of a cold winter, oil and natural gas prices rose throughout the second half of 2002. This benefited select oil/gas production and oil services holdings, including Patterson Energy, which was a top performer. Near the end of the period, we trimmed our exposure to select energy stocks that had appreciated strongly in price.

   Stock selection in the technology sector had the largest unfavorable impact on results versus the benchmark. This was especially evident among semiconductor and electronics companies. An underweight in the financial services sector, which performed well relative to the broad market, and issue selection in the producers/manufacturing sector also detracted from relative returns.

   As of March 31, 2003, the Fund's technology weighting was similar to that of the benchmark. The Fund was overweight the energy sector, and, to a lesser degree, healthcare and transportation. In healthcare, our company-by-company research showed that fundamentals are the strongest in the diagnostics and therapeutic areas. In transportation, we continued to invest in trucking companies, where pricing remained strong. The Fund was underweight the financial services sector and telecommunications stocks.

   MARKET OUTLOOK: Despite the challenging environment, we remain optimistic. Once investors look beyond the war with Iraq, we believe US economic growth should begin to re-accelerate, with improvements in both business and consumer spending. In addition, we are encouraged by the attractive valuations of many small-cap growth companies. As events unfold, we will remain focused on identifying small-cap companies poised to exceed earnings expectations for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                                            SINCE
      1 YEAR                   5 YEARS                    INCEPTION
      -34.10%                  -7.26%                       3.15%

                         EMERGING                  RUSSELL 2000
              GROWTH FUND INSTITUTIONAL SHARES     GROWTH INDEX
 10/1/1993              $   250,000                 $ 250,000
10/31/1993              $   250,400                 $ 257,230
11/30/1993              $   237,400                 $ 246,825
12/31/1993              $   249,920                 $ 256,565
 1/31/1994              $   257,143                 $ 263,395
 2/28/1994              $   255,286                 $ 262,236
 3/31/1994              $   234,855                 $ 246,126
 4/30/1994              $   235,474                 $ 246,503
 5/31/1994              $   229,076                 $ 240,979
 6/30/1994              $   217,519                 $ 230,682
 7/31/1994              $   222,679                 $ 233,969
 8/31/1994              $   237,744                 $ 251,138
 9/30/1994              $   240,633                 $ 252,190
10/31/1994              $   243,935                 $ 254,876
11/30/1994              $   231,553                 $ 244,564
12/31/1994              $   241,147                 $ 250,325
 1/31/1995              $   231,007                 $ 245,226
 2/28/1995              $   243,351                 $ 256,558
 3/31/1995              $   255,254                 $ 264,052
 4/30/1995              $   259,442                 $ 268,024
 5/31/1995              $   261,426                 $ 271,535
 6/30/1995              $   284,571                 $ 290,246
 7/31/1995              $   312,124                 $ 312,868
 8/31/1995              $   313,006                 $ 316,729
 9/30/1995              $   319,619                 $ 323,250
10/31/1995              $   307,055                 $ 307,350
11/30/1995              $   320,721                 $ 320,916
12/31/1995              $   327,708                 $ 328,027
 1/31/1996              $   323,033                 $ 325,311
 2/29/1996              $   342,668                 $ 340,146
 3/31/1996              $   352,952                 $ 346,870
 4/30/1996              $   389,650                 $ 373,500
 5/31/1996              $   411,388                 $ 392,653
 6/30/1996              $   386,378                 $ 367,138
 7/31/1996              $   341,966                 $ 322,318
 8/31/1996              $   372,353                 $ 346,179
 9/30/1996              $   397,130                 $ 364,007
10/31/1996              $   379,833                 $ 348,304
11/30/1996              $   383,574                 $ 357,990
12/31/1996              $   389,595                 $ 364,971
 1/31/1997              $   394,413                 $ 374,088
 2/28/1997              $   351,961                 $ 351,497
 3/31/1997              $   332,993                 $ 326,692
 4/30/1997              $   327,874                 $ 322,912
 5/31/1997              $   379,961                 $ 371,446
 6/30/1997              $   407,660                 $ 384,041
 7/31/1997              $   436,865                 $ 403,720
 8/31/1997              $   445,295                 $ 415,835
 9/30/1997              $   487,145                 $ 449,019
10/31/1997              $   452,521                 $ 422,051
11/30/1997              $   435,017                 $ 411,989
12/31/1997              $   436,748                 $ 412,220
 1/31/1998              $   426,704                 $ 406,721
 2/28/1998              $   464,803                 $ 442,630
 3/31/1998              $   490,779                 $ 461,199
 4/30/1998              $   490,779                 $ 464,026
 5/31/1998              $   452,334                 $ 430,314
 6/30/1998              $   468,959                 $ 434,712
 7/31/1998              $   429,195                 $ 398,414
 8/31/1998              $   325,073                 $ 306,444
 9/30/1998              $   358,956                 $ 337,514
10/31/1998              $   363,545                 $ 355,119
11/30/1998              $   401,944                 $ 382,665
12/31/1998              $   455,854                 $ 417,293
 1/31/1999              $   500,962                 $ 436,063
 2/28/1999              $   447,786                 $ 396,172
 3/31/1999              $   495,828                 $ 410,283
 4/30/1999              $   525,167                 $ 446,515
 5/31/1999              $   504,263                 $ 447,221
 6/30/1999              $   566,975                 $ 470,780
 7/31/1999              $   569,542                 $ 456,224
 8/31/1999              $   564,775                 $ 439,161
 9/30/1999              $   581,645                 $ 447,633
10/31/1999              $   637,022                 $ 459,096
11/30/1999              $   720,228                 $ 507,641
12/31/1999              $   882,812                 $ 597,113
 1/31/2000              $   860,761                 $ 591,554
 2/29/2000              $ 1,159,018                 $ 729,185
 3/31/2000              $ 1,010,263                 $ 652,533
 4/30/2000              $   867,488                 $ 586,647
 5/31/2000              $   762,089                 $ 535,280
 6/30/2000              $   918,319                 $ 604,427
 7/31/2000              $   822,264                 $ 552,628
 8/31/2000              $   942,613                 $ 610,759
 9/30/2000              $   886,924                 $ 580,416
10/31/2000              $   793,111                 $ 533,304
11/30/2000              $   611,428                 $ 436,472
12/31/2000              $   665,221                 $ 463,180
 1/31/2001              $   676,406                 $ 500,669
 2/28/2001              $   563,494                 $ 432,038
 3/31/2001              $   509,701                 $ 392,757
 4/30/2001              $   570,951                 $ 440,842
 5/31/2001              $   573,081                 $ 451,052
 6/30/2001              $   583,733                 $ 463,352
 7/31/2001              $   545,918                 $ 423,824
 8/31/2001              $   509,701                 $ 397,335
 9/30/2001              $   423,420                 $ 333,205
10/31/2001              $   459,104                 $ 365,259
11/30/2001              $   495,321                 $ 395,758
12/31/2001              $   518,223                 $ 420,414
 1/31/2002              $   503,310                 $ 405,447
 2/28/2002              $   471,886                 $ 379,215
 3/31/2002              $   510,766                 $ 412,169
 4/30/2002              $   502,777                 $ 403,266
 5/31/2002              $   476,147                 $ 379,675
 6/30/2002              $   442,593                 $ 347,478
 7/31/2002              $   379,746                 $ 294,071
 8/31/2002              $   378,681                 $ 293,924
 9/30/2002              $   358,442                 $ 272,703
10/31/2002              $   364,833                 $ 286,501
11/30/2002              $   382,409                 $ 314,894
12/31/2002              $   356,844                 $ 293,166
 1/31/2003              $   346,725                 $ 285,192
 2/28/2003              $   336,072                 $ 277,577
 3/31/2003              $   336,605                 $ 281,769

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

EMERGING GROWTH FUND

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%

AEROSPACE/DEFENSE -- 0.3%
  Veridian Corp.*                                                   5,700   $    113,430
                                                                            ------------
AGRICULTURAL OPERATIONS -- 0.6%
  Delta & Pine Land Co.                                            10,500        237,405
                                                                            ------------
AIRLINES -- 0.7%
  Atlantic Coast Airlines Holdings, Inc.*                          23,700        147,177
  SkyWest, Inc.                                                    11,800        121,658
                                                                            ------------
                                                                                 268,835
                                                                            ------------
APPAREL MANUFACTURERS -- 0.4%
  Quiksilver, Inc.*                                                 5,100        156,162
                                                                            ------------
APPLICATIONS SOFTWARE -- 1.5%
  Citrix Systems, Inc.*^                                           15,600        205,296
  J.D. Edwards & Co.*                                              20,300        223,706
  Pinnacle Systems Inc.*                                           16,900        175,929
                                                                            ------------
                                                                                 604,931
                                                                            ------------
ATHLETIC FOOTWEAR -- 1.3%
  K-Swiss Class A                                                   8,900        227,395
  Reebok International, Ltd.*                                       9,200        302,220
                                                                            ------------
                                                                                 529,615
                                                                            ------------
AUDIO/VIDEO PRODUCTS -- 0.6%
  Harman International Industries, Inc.^                            3,700        216,709
  Vialta, Inc.*                                                       193             77
                                                                            ------------
                                                                                 216,786
                                                                            ------------
AUTO-MED & HEAVY DUTY TRUCKS -- 0.8%
  Oshkosh Truck Co.                                                 4,900        305,270
                                                                            ------------
B2B/E-COMMERCE -- 0.7%
  Ariba, Inc.*^                                                    33,200         93,624
  webMethods, Inc.*                                                19,900        181,687
                                                                            ------------
                                                                                 275,311
                                                                            ------------
BROADCAST SERVICES/PROGRAMMING -- 0.2%
  Spanish Broadcasting Systems, Inc. Cl. A*                        15,100         92,714
                                                                            ------------
BUILDING PRODUCTS-AIR & HEATING -- 0.5%
  Lennox International Inc.                                        13,800        198,720
                                                                            ------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.4%
  Simpson Manufacturing Co., Inc.                                   4,600        155,480
                                                                            ------------
CASINO SERVICES -- 1.3%
  Alliance Gaming Corp.*                                           12,300        184,500
  Station Casinos, Inc.*                                           15,800        333,538
                                                                            ------------
                                                                                 518,038
                                                                            ------------
CELLULAR TELECOMMUNICATIONS -- 0.7%
  Nextel Partners, Inc. Cl. A*                                     29,000        146,160
  Western Wireless Corp. Cl. A*^                                   25,800   $    144,996
                                                                            ------------
                                                                                 291,156
                                                                            ------------
COMMERCIAL BANKS-CENTRAL US -- 0.6%
  Texas Regional Bancshares -- A                                    7,755        234,123
                                                                            ------------
COMMERCIAL BANKS-SOUTHERN US -- 1.2%
  R & G Financial Corp. -- Cl. B                                    9,500        209,000
  United Bankshares, Inc.                                           9,700        268,690
                                                                            ------------
                                                                                 477,690
                                                                            ------------
COMMERCIAL BANKS-WESTERN US -- 0.5%
  Ucbh Holdings, Inc.                                               4,900        215,502
                                                                            ------------
COMMUNICATIONS SOFTWARE -- 0.6%
  Inter-Tel, Inc.                                                  14,900        223,649
                                                                            ------------
COMPUTER AIDED DESIGN -- 1.1%
  ANSYS, Inc.*                                                      2,900         69,455
  Autodesk, Inc.                                                   23,700        361,662
                                                                            ------------
                                                                                 431,117
                                                                            ------------
COMPUTER SERVICES -- 0.7%
  Anteon International Corp.*                                       4,400         98,780
  Manhattan Associates, Inc.*^                                     10,600        185,818
                                                                            ------------
                                                                                 284,598
                                                                            ------------
COMPUTERS -- 0.6%
  Mentor Graphics Corp.*                                           25,000        223,500
                                                                            ------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.9%
  Kronos, Inc.*                                                     4,300        150,715
  Mercury Computer Systems, Inc.*                                   7,600        206,720
                                                                            ------------
                                                                                 357,435
                                                                            ------------
COMPUTERS-MEMORY DEVICES -- 0.9%
  Advanced Digital Information Corp.*                              12,800         88,192
  Imation Corp.*                                                    6,700        249,374
  Silicon Storage Technology*                                      16,200         37,260
                                                                            ------------
                                                                                 374,826
                                                                            ------------
CONSULTING SERVICES -- 1.6%
  Corporate Executive Board Co.*                                    9,300        331,266
  FTI Consulting, Inc.*                                             6,700        309,674
                                                                            ------------
                                                                                 640,940
                                                                            ------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 2.7%
  Dial Corp.                                                       12,100        234,740
  Fossil, Inc.*                                                     9,500        163,590
  Jarden Corp.*                                                     9,200        239,200
  Scotts Co.^                                                       4,200        217,560
  Yankee Candle Co.*                                               12,500        212,875
                                                                            ------------
                                                                               1,067,965
                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS  (continued)

COSMETICS & TOILETRIES -- 0.2%
  Chattem, Inc.*                                                    6,300   $     96,957
                                                                            ------------
DATA PROCESSING/MANAGEMENT -- 0.2%
  Documentum, Inc.*                                                 6,800         89,216
                                                                            ------------
DECISION SUPPORT SOFTWARE -- 0.5%
  Cognos, Inc.*                                                     9,000        204,489
                                                                            ------------
DIAGNOSTIC EQUIPMENT -- 0.8%
  Gen-Probe*                                                        6,700        151,688
  Igen International, Inc.*                                         4,800        169,872
                                                                            ------------
                                                                                 321,560
                                                                            ------------
DIAGNOSTIC KITS -- 1.9%
  Biosite Diagnostics, Inc.*^                                       7,300        280,393
  Diagnostic Products Corp.                                         5,600        209,160
  Idexx Laboratories, Inc.*                                         7,900        276,263
                                                                            ------------
                                                                                 765,816
                                                                            ------------
DISTRIBUTION/WHOLESALE -- 0.8%
  SCP Pool Corp.*                                                  10,500        311,955
                                                                            ------------
DRUG DELIVERY SYSTEMS -- 0.2%
  Atrix Laboratories, Inc.*                                         6,800         95,540
                                                                            ------------
E-MARKETING/INFORMATION -- 0.7%
  Digital River, Inc.*^                                             6,200         84,878
  Doubleclick, Inc.*                                               24,900        193,473
                                                                            ------------
                                                                                 278,351
                                                                            ------------
E-SERVICES/CONSULTING -- 0.4%
  Digital Insight Corp.*                                           10,000        139,500
                                                                            ------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.3%
  Cubic Corp.                                                       7,800        127,296
                                                                            ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.1%
  Actel Corp.*^                                                    13,400        228,604
  Cree, Inc.*^                                                     15,200        281,504
  GlobespanVirata, Inc.*                                           14,600         65,700
  Microsemi Corp.*                                                 20,500        224,475
  OmniVision Technologies, Inc.*^                                   6,100        126,392
  Silicon Laboratories, Inc.*^                                      6,200        162,130
  Skyworks Solutions Inc.^                                         21,000        130,830
                                                                            ------------
                                                                               1,219,635
                                                                            ------------
ENERGY-ALTERNATE SOURCES -- 0.2%
  Headwaters, Inc.*                                                 6,100         85,705
                                                                            ------------
ENTERPRISE SOFTWARE/SERVICES -- 0.6%
  Hyperion Solutions Corp.*                                         4,400        106,700
  Retek, Inc.*                                                     19,600        113,092
                                                                            ------------
                                                                                 219,792
                                                                            ------------
FILTRATION/SEPARATE PRODUCTS -- 0.6%
  Clarcor, Inc.                                                     6,900   $    249,780
                                                                            ------------
FINANCE-AUTO LOANS -- 0.3%
  Westcorp                                                          5,500        102,135
                                                                            ------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 0.3%
  Jefferies Group, Inc.                                             3,300        118,635
                                                                            ------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.7%
  Doral Financial Corp.                                             8,100        286,335
                                                                            ------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.6%
  American Italian Pasta Co. Cl. A*^                                5,100        220,575
                                                                            ------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.5%
  United Natural Foods, Inc.*                                       7,900        201,450
                                                                            ------------
FOOTWEAR & RELATED APPAREL -- 0.8%
  Wolverine World Wide, Inc.                                       17,900        299,825
                                                                            ------------
GARDEN PRODUCTS -- 0.5%
  Toro Co.                                                          3,000        210,150
                                                                            ------------
HAZARDOUS WASTE DISPOSAL -- 0.8%
  Stericycle, Inc.*                                                 7,900        296,961
                                                                            ------------
INDUSTRIAL GASES -- 0.5%
  Airgas, Inc.*                                                     9,700        179,547
                                                                            ------------
INSTRUMENTS-SCIENTIFIC -- 1.7%
  Dionex Corp.*                                                     4,800        158,544
  FEI Co.*                                                         13,800        220,248
  Varian, Inc.*                                                     9,700        278,002
                                                                            ------------
                                                                                 656,794
                                                                            ------------
INTERNET APPLICATION SOFTWARE -- 0.6%
  Verity, Inc.*                                                    16,100        222,985
                                                                            ------------
INTERNET CONTENT-ENTERTAINMENT -- 0.3%
   NetFlix, Inc.*^                                                  5,600        113,960
                                                                            ------------
INTERNET FINANCIAL SERVICES -- 0.2%
  Espeed Inc. Com*                                                  6,700         77,921
                                                                            ------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.6%
  Avocent Corp.*                                                   10,500        245,070
                                                                            ------------
INTERNET SECURITY -- 1.0%
  CheckFree Corp.*^                                                 8,100        182,088
  RSA Security, Inc.*                                              29,900        212,290
                                                                            ------------
                                                                                 394,378
                                                                            ------------
LOTTERY SERVICES -- 0.9%
  GTECH Holdings Corp.*                                            10,600        346,196
                                                                            ------------
MACHINERY-ELECTRICAL -- 0.4%
  Baldor Electric Co.                                               8,100        173,340
                                                                            ------------
MACHINERY-PUMPS -- 0.7%
  Graco, Inc.                                                       9,900        278,190
                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (continued)

MEDICAL IMAGING SYSTEMS -- 0.5%
  CTI Molecular Imaging, Inc.*^                                    11,000   $    215,600
                                                                            ------------
MEDICAL INFORMATION SYSTEMS -- 0.2%
  Impac Medical Systems, Inc.*                                      3,300         73,524
                                                                            ------------
MEDICAL INSTRUMENTS -- 0.1%
  Thoratec Corp.*                                                   3,600         45,684
                                                                            ------------
MEDICAL LASER SYSTEMS -- 0.2%
  Biolase Technology, Inc.*^                                       10,000         82,000
                                                                            ------------
MEDICAL PRODUCTS -- 2.0%
  Cyberonics, Inc.*                                                11,500        245,985
  Inamed Corp.*                                                     8,300        296,891
  Zoll Medical Corp.*                                               6,400        261,504
                                                                            ------------
                                                                                 804,380
                                                                            ------------
MEDICAL STERILIZE PRODUCT -- 0.5%
  Steris Corp.*                                                     7,100        185,736
                                                                            ------------
MEDICAL-BIOMEDICAL/GENETICS -- 1.9%
  ICOS Corp.*                                                       8,400        157,164
  Integra LifeSciences Holdings*^                                   8,300        190,900
  Martek Biosciences Corp.*^                                       10,900        310,868
  Telik, Inc.*                                                      7,200         96,768
                                                                            ------------
                                                                                 755,700
                                                                            ------------
MEDICAL-DRUGS -- 3.4%
  American Pharmaceutical Partners, Inc.*^                          6,600        126,390
  Endo Pharmaceuticals Holdings, Inc.*                             12,700        171,323
  Medicis Pharmaceutical Corp. Cl. A*                               4,500        250,155
  OSI Pharmaceuticals, Inc.*                                       12,600        201,600
  Priority Healthcare Corp. -- Cl. B*                               6,500        173,225
  Sepracor, Inc.*                                                  18,800        254,552
  SICOR, Inc.*                                                     10,400        173,680
                                                                            ------------
                                                                               1,350,925
                                                                            ------------
MEDICAL-GENERIC DRUGS -- 1.7%
  Eon Labs, Inc.*                                                   9,300        248,310
  Perrigo Co.                                                      13,600        161,568
  Pharmaceutical Resoures, Inc.*                                    6,200        263,376
                                                                            ------------
                                                                                 673,254
                                                                            ------------
MEDICAL-HMO -- 1.5%
  Coventry Health Care, Inc.*                                      10,200        335,580
  Mid Atlantic Medical Services, Inc.*                              6,100        247,355
                                                                            ------------
                                                                                 582,935
                                                                            ------------
MEDICAL-HOSPITALS -- 1.1%
  Province Healthcare Co.*                                         16,700        147,795
  Vca Antech, Inc.*                                                18,600        287,742
                                                                            ------------
                                                                                 435,537
                                                                            ------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.2%
  Apria Healthcare Group, Inc.*                                     9,500   $    221,920
  Select Medical Corp.*                                            16,300        232,275
                                                                            ------------
                                                                                 454,195
                                                                            ------------
MOTION PICTURES & SERVICES -- 0.2%
  Macrovision Corp.*                                                7,200         86,328
                                                                            ------------
MRI/MEDICAL DIAGNOSTIC IMAGING CENTERS -- 0.0%
  Medical Resources, Inc.*+                                           637              0
                                                                            ------------
NETWORKING PRODUCTS -- 0.6%
  Adaptec, Inc.*                                                   29,400        177,282
  Computer Network Technology Corp.*                                8,500         58,480
                                                                            ------------
                                                                                 235,762
                                                                            ------------
OFFICE SUPPLIES & FORMS -- 0.5%
  Moore Corp., Ltd.*                                               17,600        184,272
                                                                            ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.8%
  Chesapeake Energy Corp.^                                         30,800        242,088
  Evergreen Resources, Inc.*                                        3,500        158,585
  Forest Oil Corp.*                                                 9,900        220,770
  Newfield Exploration Co.*                                        12,300        416,847
  Stone Energy Corp.*                                               5,500        184,690
  Tom Brown, Inc.*                                                  9,500        229,900
  Ultra Petroleum Corp.*                                            7,000         61,810
                                                                            ------------
                                                                               1,514,690
                                                                            ------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.5%
  Grant Prideco, Inc.*                                             24,900        300,294
  National-Oilwell, Inc.*                                          12,600        282,114
                                                                            ------------
                                                                                 582,408
                                                                            ------------
OIL & GAS DRILLING -- 0.6%
  Pride International, Inc.*                                       17,700        238,773
                                                                            ------------
OIL-FIELD SERVICES -- 1.7%
  Cal Dive International, Inc.*                                    11,500        207,115
  Key Energy Services, Inc.*                                       15,000        151,200
  Varco International, Inc.*                                       16,966        310,647
                                                                            ------------
                                                                                 668,962
                                                                            ------------
PAPER & RELATED PRODUCTS -- 0.5%
  Louisiana Pacific Corp.*                                         25,100        199,043
                                                                            ------------
PHARMACY SERVICES -- 0.3%
  Accredo Health, Inc.*                                             5,550        135,081
                                                                            ------------
PIPELINES -- 0.4%
  Western Gas Resources, Inc.                                       5,100        166,005
                                                                            ------------
POWER CONV/SUPPLY EQUIPMENT -- 0.4%
  Power-One, Inc.*                                                 31,700        139,480
                                                                            ------------
RACETRACKS -- 0.5%
  Penn National Gaming, Inc.*                                      10,400        184,600
                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS  (continued)

RADIO -- 1.3%
  Cumulus Media, Inc. Cl. A*                                       18,400   $    267,904
  Emmis Broadcasting Corp. Cl. A*                                  10,700        180,616
  Salem Communications Corp. -- Cl. A*                              3,300         53,790
                                                                            ------------
                                                                                 502,310
                                                                            ------------
RECREATIONAL VEHICLES -- 0.3%
  Polaris Industries, Inc.^                                         2,400        119,328
                                                                            ------------
REINSURANCE -- 1.0%
  Odyssey Re Holdings Corp.^                                       20,900        377,245
                                                                            ------------
REITS-OFFICE PROPERTY -- 0.3%
  SL Green Realty Corp.                                             4,400        134,464
                                                                            ------------
RESEARCH & DEVELOPMENT -- 1.2%
  aaiPharma, Inc.*^                                                25,400        218,948
  Pharmaceutical Product Development, Inc.*                         8,800        236,289
                                                                            ------------
                                                                                 455,237
                                                                            ------------
RESPIRATORY PRODUCTS -- 0.6%
  ResMed, Inc.*                                                     7,200        230,256
                                                                            ------------
RETAIL-APPAREL/SHOE -- 1.6%
  Ann Taylor Stores Corp.*                                          3,300         67,749
  Claires Stores, Inc.                                              8,300        195,963
  Hot Topic, Inc.*                                                  2,500         58,275
  Kenneth Cole Productions - A*                                     4,000         87,600
  Pacific Sunwear of California, Inc.*^                            11,750        239,113
                                                                            ------------
                                                                                 648,700
                                                                            ------------
RETAIL-BEDDING -- 0.3%
  Linens 'N Things, Inc.*                                           6,500        132,080
                                                                            ------------
RETAIL-DISCOUNT -- 0.9%
  99 Cents Only Stores*                                             5,666        144,483
  Tuesday Morning Corp.*                                           11,500        226,320
                                                                            ------------
                                                                                 370,803
                                                                            ------------
RETAIL-GARDENING PRODUCTS -- 0.3%
  Tractor Supply Co.*^                                              4,100        135,382
                                                                            ------------
RETAIL-LEISURE PRODUCTS -- 0.2%
  West Marine, Inc.*                                                5,400         90,450
                                                                            ------------
RETAIL-MUSIC STORE -- 0.5%
  Guitar Center, Inc.*                                             10,200        207,774
                                                                            ------------
RETAIL-PET FOOD & SUPPLIES -- 0.4%
  Petco Animal Supplies, Inc.*                                      8,600        162,110
                                                                            ------------
RETAIL-RESTAURANTS -- 2.2%
  Applebee's International, Inc.^                                  11,750        329,470
  O Charley's, Inc.*                                               12,400        237,708
  RARE Hospitality International, Inc.*                            10,300   $    286,752
                                                                            ------------
                                                                                 853,930
                                                                            ------------
SAVINGS & LOANS/THRIFTS-EASTERN US -- 0.0%
  Staten Island Bancorp, Inc.                                         600          8,952
                                                                            ------------
SCHOOLS -- 1.7%
  Corinthian Colleges, Inc.*                                        5,900        233,050
  ITT Educational Services, Inc.*                                   6,800        190,400
  Strayer Education, Inc.                                           1,000         54,900
  Sylvan Learning Systems, Inc.*                                   13,300        211,204
                                                                            ------------
                                                                                 689,554
                                                                            ------------
SECURITY SERVICES -- 0.5%
  Kroll Inc.*                                                       9,600        205,536
                                                                            ------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.8%
  Exar Corp.*^                                                     10,500        133,455
  O2Micro International, Ltd.*                                     11,100        119,436
  Power Integrations, Inc.*                                        17,900        371,067
  Vitesse Semiconductor Corp.*                                     50,000        107,000
                                                                            ------------
                                                                                 730,958
                                                                            ------------
SEMICONDUCTOR EQUIPMENT -- 2.6%
  ASM International N.V.*                                          19,000        189,620
  Asyst Technologies, Inc.*                                        10,500         56,910
  Axcelis Technologies, Inc.*                                      17,800         84,194
  Brooks Automation, Inc.*                                         11,900        115,073
  Credence Systems Corp.*                                          16,600        112,880
  Kulicke & Soffa Industries, Inc.*                                28,400        134,900
  MKS Instruments, Inc.*                                            2,800         35,000
  Rudolph Technologies, Inc.*^                                      9,500        137,275
  Varian Semiconductor Equipment Associates, Inc.*                  8,800        178,992
                                                                            ------------
                                                                               1,044,844
                                                                            ------------
SOFTWARE TOOLS -- 0.3%
  Borland Software Corp.*                                          13,500        124,200
                                                                            ------------
STEEL-PRODUCERS -- 0.7%
  Steel Dynamics, Inc.*^                                           22,200        258,630
                                                                            ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
  Adtran, Inc.*^                                                    5,100        183,141
  Plantronics, Inc.*                                               13,900        203,079
                                                                            ------------
                                                                                 386,220
                                                                            ------------
TELEVISION -- 0.5%
  Lin Tv Corp. -- Cl. A*                                           10,400        213,304
                                                                            ------------
THEATERS -- 0.5%
  AMC Entertainment, Inc.*                                         25,000        216,750
                                                                            ------------
THERAPEUTICS -- 1.2%
  Genta, Inc.*^                                                    17,800        127,039
  Neurocrine Biosciences, Inc.*                                     3,000        125,340

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS  (continued)

THERAPEUTICS  (CONTINUED)
  Trimeris, Inc.*^                                                  5,600   $    230,608
                                                                            ------------
                                                                                 482,987
                                                                            ------------
TOYS -- 0.7%
  Marvel Enterprises, Inc.*                                        19,400        268,108
                                                                            ------------
TRANSPORT-SERVICES -- 0.1%
  Uti Worldwide Inc.                                                1,500         42,000
                                                                            ------------
TRANSPORT-TRUCK -- 4.1%
  Arkansas Best Corp.                                               9,400        238,948
  Heartland Express, Inc.*                                         10,400        199,472
  J.B. Hunt Transport Services, Inc.*                              12,600        339,192
  Knight Transportation, Inc.*                                      3,500         68,915
  Landstar System, Inc.*                                            4,900        281,750
  Swift Transportation, Inc.*                                      14,300        228,800
  Werner Enterprises, Inc.                                         13,800        265,788
                                                                            ------------
                                                                               1,622,865
                                                                            ------------
WIRELESS EQUIPMENT -- 1.4%
  American Tower Systems Cl. A*^                                   43,900        242,328
  Crown Castle International Corp.*                                43,900        241,450
  RF Micro Devices, Inc.*                                          10,500         63,305
                                                                            ------------
                                                                                 547,083
                                                                            ------------
TOTAL COMMON STOCKS
  (Cost: $38,773,077)                                                         38,382,171

                                                                PRINCIPAL
                                                                 AMOUNT
----------------------------------------------------------------------------------------
TIME DEPOSIT -- 2.8%

  JP Morgan Chase London
   0.790%, 04/01/03
   (Cost: $1,087,748)                                        $  1,087,748      1,087,748
                                                                            ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost: $39,860,825)                                                         39,469,919
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%                                                            165,218
                                                                            ------------
NET ASSETS -- 100.0%                                                        $ 39,635,137
                                                                            ============

----------
* Non-income producing securities.
+ Illiquid
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GROWTH DISCOVERY FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: JOHN C. McCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MICHAEL P. GIGGIE, Investment Analyst; JOHN MAZUR, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Growth Discovery Fund seeks to maximize long-term capital appreciation by investing primarily in US companies with "mini" market capitalizations of $750 million and less as measured at time of purchase.

   MARKET OVERVIEW: Volatility remained high in the US equity market during the fiscal year ended March 31, 2003. During the period, investor concerns centered on:

   - Buildup and eventual start of the war with Iraq on March 19

   - Rising oil prices

   - Pace of global economic recovery and lackluster corporate profits

   Consumer confidence plunged to lows not seen since October 1993, the employment market remained weak, and retail sales were disappointing. In the first quarter of 2003, stock price movements were driven by emotion -- investors bought and sold stocks based mainly on developments in the conflict with Iraq.

   In this environment, small-cap stocks modestly trailed large caps. Investors tended to gravitate toward larger-cap issues given the heightened uncertainty in the market.

   PERFORMANCE: For the year ended March 31, 2003 The Fund lost 31.62% versus the Russell 2000 Growth Index, which fell 31.64%.

   PORTFOLIO SPECIFICS: The Fund kept pace with its benchmark in a difficult investment climate, largely due to stock selection in the retail and healthcare sectors. The Fund's top-performing holdings included Advanced Medical Optics, a manufacturer of contact lens care and ophthalmic surgical products; Advanced Neuromodulation, which makes implantable devices that help treat chronic pain; and Biosite, a manufacturer of medical diagnostic products. Driven by favorable demographics, healthcare companies continue to benefit from the global trend of strong consumption growth for drugs and medical devices.

   During the period, we selectively added to our weighting in the health products and pharmaceutical industries given expectations for continued strong demand in these areas. We reduced our weighting in some segments of technology, most notably among software and semiconductor companies.

   MARKET OUTLOOK: Over the short term, we believe investor sentiment will continue to be influenced by geopolitical and economic factors. Investors are also likely to keep a close watch on the trend in economic and corporate earnings growth, especially given the sluggish expansion of recent quarters. Despite prevailing concerns, we are encouraged by a number of positive factors, such as the attractive valuations among many small-cap growth names and the continued low-interest rate environment.

   As always, we continue to apply our investment philosophy and process centered on positive, sustainable change and timeliness of investment. We remain confident our research-intensive approach will lead us to smaller-sized companies with outstanding growth potential for the fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GROWTH DISCOVERY FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                                   SINCE
       1 YEAR              5 YEARS               INCEPTION
       -31.62%             -1.64%                 9.73%

                   GROWTH DISCOVERY           RUSSELL 2000
              FUND INSTITUTIONAL SHARES       GROWTH INDEX
 7/12/1995           $    250,000              $  250,000
 7/31/1995           $    261,400              $  259,625
 8/31/1995           $    266,200              $  262,829
 9/30/1995           $    275,600              $  268,240
10/31/1995           $    270,200              $  255,046
11/30/1995           $    278,200              $  266,303
12/31/1995           $    287,000              $  272,205
 1/31/1996           $    284,600              $  269,951
 2/29/1996           $    301,400              $  282,261
 3/31/1996           $    317,000              $  287,841
 4/30/1996           $    365,200              $  309,938
 5/31/1996           $    408,800              $  325,832
 6/30/1996           $    371,600              $  304,659
 7/31/1996           $    319,000              $  267,467
 8/31/1996           $    340,600              $  287,267
 9/30/1996           $    359,600              $  302,061
10/31/1996           $    349,200              $  289,031
11/30/1996           $    361,193              $  297,068
12/31/1996           $    369,458              $  302,861
 1/31/1997           $    384,749              $  310,427
 2/28/1997           $    358,920              $  291,680
 3/31/1997           $    329,372              $  271,096
 4/30/1997           $    319,660              $  267,960
 5/31/1997           $    374,831              $  308,234
 6/30/1997           $    408,925              $  318,686
 7/31/1997           $    444,879              $  335,016
 8/31/1997           $    477,320              $  345,070
 9/30/1997           $    522,779              $  372,606
10/31/1997           $    488,272              $  350,227
11/30/1997           $    483,440              $  341,878
12/31/1997           $    480,998              $  342,069
 1/31/1998           $    473,447              $  337,506
 2/28/1998           $    510,089              $  367,305
 3/31/1998           $    556,279              $  382,713
 4/30/1998           $    565,605              $  385,059
 5/31/1998           $    533,406              $  357,085
 6/30/1998           $    542,066              $  360,734
 7/31/1998           $    498,761              $  330,613
 8/31/1998           $    371,076              $  254,294
 9/30/1998           $    402,941              $  280,077
10/31/1998           $    416,726              $  294,686
11/30/1998           $    459,694              $  317,544
12/31/1998           $    521,539              $  346,279
 1/31/1999           $    536,704              $  361,855
 2/28/1999           $    472,963              $  328,752
 3/31/1999           $    479,598              $  340,462
 4/30/1999           $    516,563              $  370,529
 5/31/1999           $    495,237              $  371,114
 6/30/1999           $    544,524              $  390,664
 7/31/1999           $    539,785              $  378,585
 8/31/1999           $    560,874              $  364,426
 9/30/1999           $    582,437              $  371,456
10/31/1999           $    634,093              $  380,969
11/30/1999           $    751,038              $  421,252
12/31/1999           $    963,917              $  495,498
 1/31/2000           $  1,001,951              $  490,885
 2/29/2000           $  1,347,951              $  605,094
 3/31/2000           $  1,207,451              $  541,487
 4/30/2000           $    988,327              $  486,813
 5/31/2000           $    853,220              $  444,187
 6/30/2000           $  1,113,216              $  501,568
 7/31/2000           $    993,436              $  458,583
 8/31/2000           $  1,094,483              $  506,822
 9/30/2000           $  1,048,501              $  481,643
10/31/2000           $    913,677              $  442,548
11/30/2000           $    728,875              $  362,194
12/31/2000           $    764,665              $  384,357
 1/31/2001           $    805,273              $  415,467
 2/28/2001           $    688,267              $  358,515
 3/31/2001           $    622,882              $  325,919
 4/30/2001           $    701,344              $  365,821
 5/31/2001           $    748,835              $  374,293
 6/30/2001           $    794,949              $  384,500
 7/31/2001           $    757,782              $  351,698
 8/31/2001           $    726,122              $  329,717
 9/30/2001           $    618,752              $  276,501
10/31/2001           $    660,048              $  303,100
11/30/2001           $    691,020              $  328,409
12/31/2001           $    738,511              $  348,869
 1/31/2002           $    728,187              $  336,449
 2/28/2002           $    690,332              $  314,681
 3/31/2002           $    748,835              $  342,027
 4/30/2002           $    750,211              $  334,639
 5/31/2002           $    720,616              $  315,063
 6/30/2002           $    697,215              $  288,345
 7/31/2002           $    558,185              $  244,027
 8/31/2002           $    550,614              $  243,905
 9/30/2002           $    514,136              $  226,295
10/31/2002           $    525,836              $  237,745
11/30/2002           $    559,561              $  261,306
12/31/2002           $    517,577              $  243,276
 1/31/2003           $    505,876              $  236,659
 2/28/2003           $    492,799              $  230,340
 3/31/2003           $    512,071              $  233,818

   The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

   The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

GROWTH DISCOVERY FUND

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS -- 96.4%

AEROSPACE/DEFENSE -- 1.1%
  Herley Industries, Inc.*                                         11,900   $    204,561
  MTC Technologies, Inc.*                                          10,100        195,021
                                                                            ------------
                                                                                 399,582
                                                                            ------------
APPLICATIONS SOFTWARE -- 1.0%
  MRO Software, Inc.*                                              21,200        145,432
  Netegrity, Inc.*^                                                61,600        228,536
                                                                            ------------
                                                                                 373,968
                                                                            ------------
AUDIO/VIDEO PRODUCTS -- 0.7%
  Emerson Radio Corp.*                                             38,600        265,568
                                                                            ------------
B2B/E-COMMERCE -- 0.5%
  Agile Software Corp.*                                            29,500        189,390
                                                                            ------------
BREWERY -- 1.1%
  Boston Beer Company, Inc. Cl. A*                                 30,600        384,336
                                                                            ------------
BROADCAST SERVICES/PROGRAMMING -- 0.7%
  Spanish Broadcasting Systems, Inc. Cl. A*                        43,100        264,634
                                                                            ------------
CASINO SERVICES -- 1.0%
  Shuffle Master, Inc.*^                                           17,000        342,567
                                                                            ------------
CELLULAR TELECOMMUNICATIONS -- 0.9%
  Boston Communications Group, Inc.*                               21,200        331,992
                                                                            ------------
COFFEE -- 0.7%
  Peets Coffee & Tea, Inc.*                                        16,200        268,596
                                                                            ------------
COMMUNICATIONS SOFTWARE -- 0.6%
  Avid Technology, Inc.*^                                           9,700        214,758
                                                                            ------------
COMPUTER DATA SECURITY -- 0.8%
  Rainbow Technologies, Inc.*                                      29,600        279,128
                                                                            ------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.4%
  Cray, Inc.*                                                      15,100         99,962
  Micros Systems, Inc.*                                            16,500        387,915
                                                                            ------------
                                                                                 487,877
                                                                            ------------
COMPUTERS-MEMORY DEVICES -- 1.5%
  Dot Hill Systems Corp.*^                                         39,800        243,576
  Overland Storage, Inc.*                                          19,700        283,089
                                                                            ------------
                                                                                 526,665
                                                                            ------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.9%
  Lexar Media, Inc.*                                               18,300         60,024
  Synaptics, Inc.*                                                 34,100        255,750
                                                                            ------------
                                                                                 315,774
                                                                            ------------
CONSULTING SERVICES -- 0.5%
  Advisory Board Co.*                                               4,800        167,760
                                                                            ------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.4%
  Central Garden & Pet Co.*                                         6,200   $    134,168
  Jarden Corp.*                                                    13,700        356,200
                                                                            ------------
                                                                                 490,368
                                                                            ------------
DATA PROCESSING/MANAGEMENT -- 1.2%
  CCC Information Services Group, Inc.*                            12,300        199,014
  Group 1 Software, Inc.*                                          13,200        237,600
                                                                            ------------
                                                                                 436,614
                                                                            ------------
DENTAL SUPPLIES & EQUIPMENT -- 0.3%
  Align Technology, Inc.*                                          17,700        107,085
                                                                            ------------
DIAGNOSTIC KITS -- 2.2%
  Biosite Diagnostics, Inc.*^                                       7,100        272,711
  Inverness Medical Innovations, Inc.*^                            16,700        334,167
  OraSure Technologies, Inc.*^                                     33,300        194,472
                                                                            ------------
                                                                                 801,350
                                                                            ------------
DISTRIBUTION/WHOLESALE -- 0.9%
  Handleman Co.*                                                   21,600        317,520
                                                                            ------------
DRUG DELIVERY SYSTEMS -- 2.1%
  Atrix Laboratories, Inc.*                                        19,400        272,570
  Bentley Pharmaceuticals, Inc.*                                   15,900        127,518
  Noven Pharmaceuticals, Inc.*                                     24,300        343,116
                                                                            ------------
                                                                                 743,204
                                                                            ------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.4%
  DSP Group, Inc.*                                                 24,800        449,624
  Planar Systems, Inc.*                                            18,300        215,208
  Signal Technology Corp.*                                         18,500        203,315
                                                                            ------------
                                                                                 868,147
                                                                            ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.4%
  ChipPAC, Inc. Cl. A*                                             73,300        263,880
  Microsemi Corp.*                                                 29,900        327,405
  Oak Technology, Inc.*                                            76,700        270,751
  OmniVision Technologies, Inc.*^                                   9,400        194,768
  White Electronic Designs Corp.*                                  20,500        138,990
                                                                            ------------
                                                                               1,195,794
                                                                            ------------
ELECTRONIC MEASURE INSTRUMENTS -- 0.5%
  Zygo Corp.*                                                      29,400        166,992
                                                                            ------------
ENERGY-ALTERNATE SOURCES -- 0.4%
  Headwaters, Inc.*                                                10,800        151,740
                                                                            ------------
ENTERPRISE SOFTWARE/SERVICES -- 2.4%
  Retek, Inc.*                                                     56,100        323,697
  Micromuse, Inc.*                                                 46,500        241,800
  Microstrategy, Inc.*^                                            11,700        282,087
                                                                            ------------
                                                                                 847,584
                                                                            ------------
FOOD-DAIRY PRODUCTS -- 0.8%
  Horizon Organic Holding Corp.*                                   21,100        276,410
                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS  (continued)

FOOD-WHOLESALE/DISTRIBUTION -- 0.9%
  United Natural Foods, Inc.*                                      12,100   $    308,550
                                                                            ------------
HUMAN RESOURCES -- 0.8%
  Labor Ready, Inc.*                                               48,000        273,600
                                                                            ------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.7%
  Sonic Solutions, Inc.*^                                          44,300        252,510
                                                                            ------------
INTERNET APPLICATION SOFTWARE -- 0.9%
  eResearch Technology, Inc.*^                                     12,500        335,500
                                                                            ------------
INTERNET CONTENT-ENTERTAINMENT -- 0.8%
  NetFlix, Inc.*^                                                  14,700        299,145
                                                                            ------------
INTERNET CONTENT-INFO/NEWS -- 2.0%
  Ask Jeeves, Inc.*^                                               31,100        220,188
  Harris Interactive, Inc.*                                        52,800        289,344
  LookSmart, Ltd.*^                                                79,900        220,524
                                                                            ------------
                                                                                 730,056
                                                                            ------------
INTERNET FINANCIAL SERVICES -- 0.5%
  Netbank, Inc.*                                                   19,000        176,510
                                                                            ------------
INTERNET SECURITY -- 1.7%
  RSA Security, Inc.*                                              31,300        222,230
  Secure Computing Corp.*^                                         53,100        195,408
  WatchGuard Technologies, Inc.*                                   33,100        198,600
                                                                            ------------
                                                                                 616,238
                                                                            ------------
INTERNET TELEPHONE -- 0.9%
  J2 Global Communications, Inc.*^                                 10,800        307,692
                                                                            ------------
MEDICAL IMAGING SYSTEMS -- 0.6%
  Vital Images, Inc.*                                              17,500        217,700
                                                                            ------------
MEDICAL INFORMATION SYSTEMS -- 1.3%
  Computer Programs & Systems, Inc.*                                8,200        200,900
  Quality Systems, Inc.*                                           10,100        257,651
                                                                            ------------
                                                                                 458,551
                                                                            ------------
MEDICAL INSTRUMENTS -- 2.3%
  Advanced Neuromodulation Systems, Inc.*^                          8,300        356,070
  Cepheid, Inc.*                                                   55,200        231,288
  Ventana Medical Systems, Inc.*                                   11,800        237,062
                                                                            ------------
                                                                                 824,420
                                                                            ------------
MEDICAL LASER SYSTEMS -- 1.0%
  Biolase Technology, Inc.*^                                       41,900        343,580
                                                                            ------------
MEDICAL PRODUCTS -- 4.7%
  Alaris Medical, Inc.*                                            22,900        236,786
  Cyberonics, Inc.*                                                20,300        434,217
  HealthTronics Surgical Services, Inc.*                           30,600        250,002
  Zoll Medical Corp.*                                               8,300        339,138
  Inamed Corp.*                                                     8,400   $    300,468
  Possis Medical, Inc.*                                             6,600        106,656
                                                                            ------------
                                                                               1,667,267
                                                                            ------------
MEDICAL-BIOMEDICAL/GENETICS -- 1.7%
  Alexion Pharmaceuticals, Inc.*                                   14,100        171,456
  Digene Corp.*                                                    19,200        317,568
  Neurobiological Technologies, Inc.*                              20,000        124,800
                                                                            ------------
                                                                                 613,824
                                                                            ------------
MEDICAL-DRUGS -- 1.4%
  Hi-Tech Pharmacal Co., Inc.*                                     11,650        251,057
  Kos Pharmaceuticals, Inc.*^                                      14,000        244,580
                                                                            ------------
                                                                                 495,637
                                                                            ------------
MEDICAL-GENERIC DRUGS -- 0.8%
  Able Laboratories Inc.*                                          20,000        283,000
                                                                            ------------
MEDICAL-HOSPITALS -- 0.6%
  Province Healthcare Co.*                                         24,300        215,055
                                                                            ------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.1%
  Gentiva Health Services, Inc.*                                   24,900        208,911
  Odyssey Healthcare, Inc.*^                                        8,450        200,856
                                                                            ------------
                                                                                 409,767
                                                                            ------------
MISCELLANEOUS MANUFACTURING -- 0.6%
  Applied Films Corp.*                                             13,400        216,397
                                                                            ------------
NETWORKING PRODUCTS -- 0.3%
  Computer Network Technology Corp.*^                              16,300        112,144
                                                                            ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.2%
  Cimarex Energy Co.*                                              19,400        377,330
  Evergreen Resources, Inc.*                                        3,300        149,523
  Unit Corp.*                                                      12,600        255,654
                                                                            ------------
                                                                                 782,507
                                                                            ------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.9%
  Hydril Co.*                                                      12,800        319,872
                                                                            ------------
OIL & GAS DRILLING -- 0.6%
  Grey Wolf, Inc.*                                                 59,200        233,248
                                                                            ------------
OIL-FIELD SERVICES -- 2.1%
  Tetra Technologies, Inc.*                                        18,300        420,900
  W-H Energy Services, Inc.*                                       19,200        328,704
                                                                            ------------
                                                                                 749,604
                                                                            ------------
OPTICAL SUPPLIES -- 1.4%
  Advanced Medical Optics, Inc.*                                   17,500        235,375
  Sola International, Inc.*                                        21,400        264,504
                                                                            ------------
                                                                                 499,879
                                                                            ------------
RADIO -- 0.8%
  Saga Communications, Inc. Cl. A*                                 17,425        301,453
                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS  (continued)

REAL ESTATE OPERATION/DEVELOPMENT -- 1.1%
  Corrections Corp. of America*                                    22,700   $    396,342
                                                                            ------------
RECREATIONAL VEHICLES -- 0.5%
  Arctic Cat, Inc.                                                 10,400        162,344
                                                                            ------------
RENTAL AUTO/EQUIPMENT -- 0.6%
  Aaron Rents, Inc.                                                10,200        207,876
                                                                            ------------
RESEARCH & DEVELOPMENT -- 0.7%
  aaiPharma, Inc.*^                                                27,100        233,602
                                                                            ------------
RETAIL-APPAREL/SHOE -- 2.4%
  Hot Topic, Inc.*                                                  8,500        198,135
  Jos A Bank Clothiers, Inc.*                                      11,800        288,156
  The Finish Line, Inc. Cl. A*                                     24,300        364,500
                                                                            ------------
                                                                                 850,791
                                                                            ------------
RETAIL-BEDDING -- 0.5%
  Select Comfort Corp.*^                                           17,000        171,530
                                                                            ------------
RETAIL-CATALOG SHOPPING -- 0.4%
  Coldwater Creek, Inc.*                                           13,650        129,539
                                                                            ------------
RETAIL-COMPUTER EQUIPMENT -- 0.1%
  GTSI Corp.*                                                       3,500         23,100
                                                                            ------------
RETAIL-LEISURE PRODUCTS -- 0.9%
  West Marine, Inc.*                                               18,900        316,575
                                                                            ------------
RETAIL-MUSIC STORE -- 1.1%
  Guitar Center, Inc.*                                             19,100        389,067
                                                                            ------------
RETAIL-PETROLEUM PRODUCTS -- 0.7%
  World Fuel Services Corp.                                        12,700        258,572
                                                                            ------------
RETAIL-RESTAURANTS -- 2.1%
  Chicago Pizza & Brewery, Inc.*^                                  36,400        255,528
  O Charley's, Inc.*                                               13,600        260,712
  Red Robin Gourmet Burgers*                                       17,600        233,904
                                                                            ------------
                                                                                 750,144
                                                                            ------------
RETAIL-SPORTING GOODS -- 1.5%
  Galyan's Trading Co.*                                            19,900        248,551
  Gart Sports Co.*^                                                14,400        274,752
                                                                            ------------
                                                                                 523,303
                                                                            ------------
SEMICONDUCTOR EQUIPMENT -- 1.8%
  Cohu, Inc.                                                       17,400        254,562
  Helix Technology Corp.                                           23,600        203,196
  Rudolph Technologies, Inc.*^                                     12,500        180,625
                                                                            ------------
                                                                                 638,383
                                                                            ------------
SOFTWARE TOOLS -- 0.7%
  Altiris, Inc.*                                                   18,900   $    236,061
                                                                            ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
  Tollgrade Communications, Inc.*                                  19,200        275,520
  Westell Technologies, Inc. Cl. A*                                45,000        181,800
                                                                            ------------
                                                                                 457,320
                                                                            ------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 0.6%
  KVH Industries, Inc.*                                            16,500        198,330
  OpticNet, Inc.*+                                                 15,750              0
                                                                            ------------
                                                                                 198,330
                                                                            ------------
THERAPEUTICS -- 9.4%
  Atherogenics, Inc.*                                              20,800        194,688
  BioMarin Pharmaceutical, Inc.*                                   29,200        331,420
  Cell Therapeutics, Inc.*^                                        34,100        282,689
  Connetics Corp.*                                                 23,800        398,650
  Corixa Corp.*^                                                   31,500        215,460
  Esperion Therapeutics, Inc.*                                     16,200        161,190
  Guilford Pharmaceuticals, Inc.*^                                 81,200        300,440
  Inspire Pharmaceuticals, Inc.*                                   24,800        388,616
  Medicines Co.*                                                   14,200        264,688
  MGI Pharma, Inc.*                                                26,800        337,948
  Tanox, Inc.*                                                     15,300        198,135
  United Therapeutics Corp.*^                                      15,600        268,944
                                                                            ------------
                                                                               3,342,868
                                                                            ------------
TOYS -- 1.1%
  Marvel Enterprises, Inc.*                                        29,200        403,544
                                                                            ------------
TRANSPORT-SERVICES -- 0.7%
  Pacer International, Inc.*                                       20,800        260,624
                                                                            ------------
TRANSPORT-TRUCK -- 2.1%
  Knight Transportation, Inc.*                                      9,600        189,024
  Old Dominion Freight Line, Inc.*                                  9,900        311,850
  SCS Transportation Corp.*                                        24,100        254,978
                                                                            ------------
                                                                                 755,852
                                                                            ------------
WEB PORTALS/ISP -- 1.1%
  FindWhat.Com*                                                    36,500        383,250
                                                                            ------------
TOTAL COMMON STOCKS
  (Cost: $32,616,980)                                                         34,348,126
                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                PRINCIPAL
                                                                  AMOUNT        VALUE
----------------------------------------------------------------------------------------
TIME DEPOSIT -- 3.1%

  Brown Brothers Harriman & Co.
   0.790%, 04/01/03
   (Cost: $1,100,516)                                        $  1,100,516   $  1,100,516
                                                                            ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost: $33,717,496)                                                         35,448,642
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%                                    175,956
                                                                            ------------
NET ASSETS -- 100.0%                                                        $ 35,624,598
                                                                            ============

----------
* Non-income producing securities.
+ Illiquid
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: STEPHEN SEXAUER, Lead Portfolio Manager; MARK W. STUCKELMAN, Lead Portfolio Manager; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Product Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of US companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

   MARKET OVERVIEW: The investment environment was challenging between April 1, 2002, and March 31, 2003, with all major US equity indices posting sharp losses. Concerns about the quality of companies' reported earnings weighed on the market in 2002. Geopolitical uncertainty resulted in a US-led war with Iraq. Weakness in the economy and corporate profits added to selling pressure.

   The downturn was broadly based, with no economic sector immune from loss. Overcapacity continued to plague the telecommunications sector. Persistently weak corporate spending weighed on business services and technology companies. Many consumer-oriented stocks suffered as a result of a slowdown in consumer spending driven by the war and severe winter weather. Energy stocks held up relatively well, benefiting from strong demand for natural gas with the cold weather and the sharp increase in oil prices due to conflict with Iraq. Healthcare companies also performed well on a relative basis, given demand for healthcare is somewhat insulated from economic cycles.

   On a positive note for value investors, value stocks outperformed growth stocks across all capitalization ranges. Given the uncertainty in the market, many investors were attracted to companies with inexpensive valuations.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund lost 24.41% compared to the Russell 1000 Value Index, down 22.79%, and the S&P 500 Index, off 24.76%.

   PORTFOLIO SPECIFICS: Issue selection in the commercial/industrial and producers/manufacturing sectors detracted from results versus the benchmark this period. Select telecommunications service providers also hurt performance. For example, regional telecommunication stocks sold off late in the fiscal year following an FCC decision not to overturn the unbundled network element platform (UNE-P) ruling. The decision is expected to increase competition among telecom service providers.

   On the plus side, issue selection in the utilities and consumer services sectors favorably impacted relative returns. For example, New Jersey-based Public Services Enterprises was a top-performing holding. The company benefited from increased demand for electricity as a result of the cold weather. In consumer services, several companies in the media and entertainment industry did well, including Metro-Goldwyn-Mayer, Fox Entertainment, and Comcast Corporation. Wellpoint Health Networks, a managed care provider, was also among the Fund's best-performing stocks.

   MARKET OUTLOOK: Despite the challenging investment environment, we remain optimistic. We think once investors look past the implications of the war with Iraq, the economy will likely begin to improve -- business spending will recover from anemic levels and consumer spending will pick up. We believe the Fund's holdings are well positioned for such improvements.

   Over the remainder of 2003 and beyond, we will continue to work hard to identify fundamentally sound, financially strong companies with compelling equity valuations for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LARGE CAP VALUE FUND INSTITUTIONAL SHARES WITH THE RUSSELL 1000 VALUE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                                       SINCE
           1 YEAR               5 YEARS              INCEPTION
           -24.41%               0.93%                 9.80%

                   LARGE CAP VALUE FUND    RUSSELL 1000
                   INSTITUTIONAL SHARES     VALUE INDEX
 4/30/1996                $ 250,000          $ 250,000
 5/31/1996                $ 256,600          $ 253,125
 6/30/1996                $ 263,800          $ 253,328
 7/31/1996                $ 257,600          $ 243,752
 8/31/1996                $ 264,800          $ 250,723
 9/30/1996                $ 278,800          $ 260,702
10/31/1996                $ 288,600          $ 270,791
11/30/1996                $ 311,581          $ 290,423
12/31/1996                $ 310,622          $ 286,706
 1/31/1997                $ 327,247          $ 300,611
 2/28/1997                $ 331,246          $ 305,030
 3/31/1997                $ 316,936          $ 294,049
 4/30/1997                $ 333,350          $ 306,399
 5/31/1997                $ 358,183          $ 323,527
 6/30/1997                $ 369,758          $ 337,406
 7/31/1997                $ 412,900          $ 362,779
 8/31/1997                $ 403,430          $ 349,864
 9/30/1997                $ 428,684          $ 370,996
10/31/1997                $ 412,269          $ 360,645
11/30/1997                $ 425,854          $ 376,586
12/31/1997                $ 436,586          $ 387,582
 1/31/1998                $ 434,531          $ 382,078
 2/28/1998                $ 469,924          $ 407,792
 3/31/1998                $ 500,065          $ 432,749
 4/30/1998                $ 502,805          $ 435,648
 5/31/1998                $ 500,750          $ 429,201
 6/30/1998                $ 511,938          $ 434,695
 7/31/1998                $ 501,864          $ 427,000
 8/31/1998                $ 424,288          $ 363,463
 9/30/1998                $ 448,323          $ 384,326
10/31/1998                $ 479,972          $ 414,111
11/30/1998                $ 502,997          $ 433,408
12/31/1998                $ 524,487          $ 448,144
 1/31/1999                $ 530,983          $ 451,729
 2/28/1999                $ 512,743          $ 445,360
 3/31/1999                $ 522,238          $ 454,579
 4/30/1999                $ 563,217          $ 497,037
 5/31/1999                $ 554,472          $ 491,569
 6/30/1999                $ 570,214          $ 505,825
 7/31/1999                $ 558,969          $ 491,004
 8/31/1999                $ 538,979          $ 472,788
 9/30/1999                $ 516,990          $ 456,240
10/31/1999                $ 553,222          $ 482,520
11/30/1999                $ 531,483          $ 478,756
12/31/1999                $ 571,041          $ 481,054
 1/31/2000                $ 535,602          $ 465,372
 2/29/2000                $ 492,372          $ 430,795
 3/31/2000                $ 546,661          $ 483,352
 4/30/2000                $ 546,661          $ 477,745
 5/31/2000                $ 545,656          $ 482,761
 6/30/2000                $ 521,276          $ 460,699
 7/31/2000                $ 539,624          $ 466,458
 8/31/2000                $ 569,784          $ 492,393
 9/30/2000                $ 578,330          $ 496,923
10/31/2000                $ 607,485          $ 509,147
11/30/2000                $ 583,226          $ 490,258
12/31/2000                $ 615,670          $ 514,819
 1/31/2001                $ 625,048          $ 516,827
 2/28/2001                $ 611,868          $ 502,459
 3/31/2001                $ 593,618          $ 484,723
 4/30/2001                $ 627,329          $ 508,474
 5/31/2001                $ 647,607          $ 519,915
 6/30/2001                $ 637,468          $ 508,373
 7/31/2001                $ 637,468          $ 507,305
 8/31/2001                $ 607,052          $ 486,962
 9/30/2001                $ 559,147          $ 452,680
10/31/2001                $ 556,359          $ 448,787
11/30/2001                $ 597,010          $ 474,861
12/31/2001                $ 609,399          $ 486,068
 1/31/2002                $ 596,752          $ 482,325
 2/28/2002                $ 601,140          $ 483,097
 3/31/2002                $ 631,339          $ 505,948
 4/30/2002                $ 606,560          $ 488,594
 5/31/2002                $ 613,529          $ 491,037
 6/30/2002                $ 568,102          $ 462,851
 7/31/2002                $ 512,350          $ 419,806
 8/31/2002                $ 510,027          $ 422,954
 9/30/2002                $ 446,532          $ 375,922
10/31/2002                $ 489,378          $ 403,778
11/30/2002                $ 520,218          $ 429,216
12/31/2002                $ 498,455          $ 410,588
 1/31/2003                $ 490,851          $ 400,652
 2/28/2003                $ 478,003          $ 389,954
 3/31/2003                $ 477,216          $ 390,617

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 1000 Value Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

LARGE CAP VALUE FUND

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS -- 101.3%

AEROSPACE/DEFENSE -- 1.1%
  Raytheon Co.                                                     13,900   $    394,343
                                                                            ------------
APPLICATIONS SOFTWARE -- 1.8%
  Microsoft Corp.                                                  26,000        629,460
                                                                            ------------
BEVERAGES-NON-ALCOHOLIC -- 1.5%
  PepsiCo, Inc.                                                    13,100        524,000
                                                                            ------------
BROADCAST SERVICES/PROGRAMMING -- 1.0%
  Fox Entertainment Group, Inc. Cl. A.*                            13,400        357,378
                                                                            ------------
CABLE TV -- 1.6%
  Comcast Corp. Cl. A*                                             19,587        559,992
                                                                            ------------
COMMERCIAL BANKS-EASTERN US -- 1.2%
  North Fork Bancorporation                                        14,000        412,300
                                                                            ------------
COMMERCIAL BANKS-WESTERN US -- 1.4%
  City National Corp.                                              11,100        487,734
                                                                            ------------
COMPUTER SERVICES -- 1.2%
  Computer Sciences Corp.*                                         12,400        403,620
                                                                            ------------
COMPUTERS -- 3.0%
  Hewlett-Packard Co.                                              19,300        300,115
  International Business Machines Corp.                             9,300        729,399
                                                                            ------------
                                                                               1,029,514
                                                                            ------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.2%
  Fortune Brands, Inc.                                              9,700        415,839
                                                                            ------------
COSMETICS & TOILETRIES -- 3.2%
  Kimberly-Clark Corp.                                              9,700        440,962
  Procter & Gamble Co.                                              7,500        667,875
                                                                            ------------
                                                                               1,108,837
                                                                            ------------
DISTRIBUTION/WHOLESALE -- 1.1%
  WW Grainger, Inc.                                                 8,500        364,650
                                                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
  Citigroup, Inc.                                                  42,500      1,464,125
                                                                            ------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.1%
  3M Co.                                                            6,300        819,189
  Honeywell International, Inc.                                    28,000        598,080
  ITT Industries, Inc.                                              6,300        336,483
  Textron, Inc.                                                    12,700        348,742
  Tyco International, Ltd.                                         27,600        354,936
                                                                            ------------
                                                                               2,457,430
                                                                            ------------
ELECTRIC-INTEGRATED -- 5.9%
  Dominion Resources, Inc.                                         10,900   $    603,533
  FPL Group, Inc.                                                   6,500        383,045
  Public Services Enterprise Group                                 13,100        480,639
  TXU Corp.                                                        30,800        549,780
                                                                            ------------
                                                                               2,016,997
                                                                            ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.3%
  Intel Corp.                                                      26,000        423,280
  PPL Corp.                                                        10,300        366,783
                                                                            ------------
                                                                                 790,063
                                                                            ------------
FIDUCIARY BANKS -- 0.9%
  Bank of New York Co., Inc.                                       14,900        305,450
                                                                            ------------
FINANCE-CREDIT CARD -- 1.4%
  American Express Co.                                             14,200        471,866
                                                                            ------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 2.0%
  Goldman Sachs Group, Inc.                                         2,600        177,008
  Morgan Stanley Dean Witter & Co.                                 13,100        502,385
                                                                            ------------
                                                                                 679,393
                                                                            ------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.7%
  Fannie Mae                                                        8,700        568,545
                                                                            ------------
FINANCIAL GUARANTEE INSURANCE -- 1.2%
  Ambac Financial Group, Inc.                                       8,100        409,212
                                                                            ------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.5%
  Kraft Foods, Inc. Cl. A                                           6,200        174,840
                                                                            ------------
INDEX FUND -- 1.3%
  Ishares Russell 1000 Value                                       10,300        447,020
                                                                            ------------
INDUSTRIAL GASES -- 1.4%
  Praxair, Inc.                                                     8,300        467,705
                                                                            ------------
LIFE/HEALTH INSURANCE -- 2.4%
  Jefferson-Pilot Corp.                                            11,900        457,912
  John Hancock Financial Services, Inc.                            13,200        366,696
                                                                            ------------
                                                                                 824,608
                                                                            ------------
MEDICAL-DRUGS -- 2.4%
  Abbott Laboratories                                              12,100        455,081
  Wyeth                                                             9,900        374,418
                                                                            ------------
                                                                                 829,499
                                                                            ------------
MEDICAL-HMO -- 1.5%
  Wellpoint Health Networks, Inc.*                                  6,600        506,550
                                                                            ------------
METAL-ALUMINUM -- 1.2%
  Alcoa, Inc.                                                      21,500        416,670
                                                                            ------------
MONEY CENTER BANKS -- 3.3%
  Bank of America Corp.                                            17,200      1,149,648
                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 NUMBER
                                                                OF SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (continued)

MULTI-LINE INSURANCE -- 3.0%
   American International Group, Inc.                              12,700   $    628,015
   Cincinnati Financial Corp.                                      11,800        413,826
                                                                            ------------
                                                                               1,041,841
                                                                            ------------
MULTIMEDIA -- 2.8%
   Viacom, Inc.-- Cl. B*                                           14,000        511,280
   Walt Disney Co.                                                 26,600        452,732
                                                                            ------------
                                                                                 964,012
                                                                            ------------
NETWORKING PRODUCTS -- 0.5%
   Lucent Technologies, Inc.*                                     117,800        173,166
                                                                            ------------
OFFICE AUTOMATION & EQUIPMENT -- 1.1%
   Pitney Bowes, Inc.                                              11,800        376,656
                                                                            ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.8%
   Apache Corp.                                                     9,975        615,857
   Kerr-McGee Corp.                                                 8,300        337,063
                                                                            ------------
                                                                                 952,920
                                                                            ------------
OIL COMPANIES-INTEGRATED -- 8.4%
   Chevrontexaco Corp.                                              8,100        523,665
   ConocoPhillips                                                  16,210        868,856
   Exxon Mobil Corp.                                               42,400      1,481,880
                                                                            ------------
                                                                               2,874,401
                                                                            ------------
OIL-FIELD SERVICES -- 0.7%
   Weatherford International, Ltd.*                                 6,500        245,505
                                                                            ------------
PAPER & RELATED PRODUCTS -- 1.4%
   International Paper Co.                                         14,200        479,960
                                                                            ------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
   Travelers Property Casualty Corp. -- Cl. A                      24,457        344,599
                                                                            ------------
PUBLISHING-NEWSPAPERS -- 2.1%
   Dow Jones & Co., Inc.                                            9,500        336,680
   Knight Ridder, Inc.                                              6,900        403,650
                                                                            ------------
                                                                                 740,330
                                                                            ------------
RETAIL-DISCOUNT -- 0.5%
   TJX Cos., Inc.                                                  10,300        181,280
                                                                            ------------
RETAIL-REGIONAL DEPARTMENT STORES -- 1.4%
   Federated Department Stores, Inc.*                              16,600   $    465,132
                                                                            ------------
RETAIL-RESTAURANTS -- 1.0%
   McDonalds Corp.                                                 25,000        361,500
                                                                            ------------
SAVINGS & LOANS/THRIFTS-WESTERN US -- 1.3%
   Washington Mutual, Inc.                                         12,500        440,875
                                                                            ------------
SUPER-REGIONAL BANKS-US -- 7.3%
   FleetBoston Financial Corp.                                     20,800        496,704
   KeyCorp                                                          8,600        194,016
   PNC Financial Services Group, Inc.                               9,800        415,324
   Wachovia Corp.                                                  22,800        776,796
   Wells Fargo & Co.                                               14,000        629,860
                                                                            ------------
                                                                               2,512,700
                                                                            ------------
TELEPHONE-INTEGRATED -- 5.0%
   Bellsouth Corp.                                                 17,000        368,390
   SBC Communications, Inc.                                        29,700        595,782
   Verizon Communications, Inc.                                    21,700        767,095
                                                                            ------------
                                                                               1,731,267
                                                                            ------------
TOBACCO -- 0.9%
   Altria Group, Inc.                                              10,300        308,588
                                                                            ------------
TOTAL COMMON STOCKS
   (Cost: $36,938,756)                                                        34,862,020
                                                                            ------------

                                                                PRINCIPAL
                                                                  AMOUNT
----------------------------------------------------------------------------------------
TIME DEPOSIT -- 2.3%

   Wells Fargo Bank Nassau
    0.790%, 04/01/03
    (Cost: $791,515)                                         $    791,515        791,515
                                                                            ------------
TOTAL INVESTMENTS -- 103.6%
   (Cost: $37,730,271)                                                        35,653,535
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.6%)                               (1,244,989)
                                                                            ------------
NET ASSETS -- 100.0%                                                        $ 34,408,546
                                                                            ============

----------
* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

VALUE OPPORTUNITIES FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: STEPHEN SEXAUER, Lead Portfolio Manager; MARK W. STUCKELMAN, Lead Portfolio Manager; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Product Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Value Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

   MARKET OVERVIEW: The investment environment was challenging between April 1, 2002, and March 31, 2003, with all major US equity indices posting sharp losses. Concerns about the quality of companies' reported earnings weighed on the market in 2002. Geopolitical uncertainty resulted in a US-led war with Iraq. Weakness in the economy and corporate profits added to selling pressure.

   The downturn was broadly based, with no economic sector immune from loss. Overcapacity continued to plague the telecommunications sector. Persistently weak corporate spending weighed on business services and technology companies. Many consumer-oriented stocks suffered as a result of a slowdown in consumer spending driven by the war and severe winter weather. Energy stocks held up relatively well, benefiting from strong demand for natural gas with the cold weather and the sharp increase in oil prices due to conflict with Iraq. Healthcare companies also performed well on a relative basis, given demand for healthcare is insulated from economic cycles.

   On a positive note for value investors, value stocks outperformed growth stocks across all capitalization ranges. Given the uncertainty in the market, many investors were attracted to companies with inexpensive valuations.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund declined 21.54%, ahead of the Russell 2000 Value Index, which dropped 23.27%.

   PORTFOLIO SPECIFICS: The fund's outperformance relative to its benchmark was a result of favorable stock selection, particularly in the commercial/ industrial and producers/manufacturing sectors, which were the biggest positive contributors to this period's returns. Holdings such as Delta and Pine Land Company, a cottonseed producer, and Gerber Scientific, a supplier of automated manufacturing systems for sign making, also boosted relative results, particularly in the first quarter. These stocks bounced back from last year's depressed levels. Noven Pharmaceuticals, which develops innovative drug delivery systems, was another strong contributor to performance during the fiscal year.

   As of March 31, 2003, the Fund remained well diversified across sectors and industries. Toward the end of the period, we selectively added to holdings in the producers/manufacturing and healthcare sectors, where we found the best opportunities. We pared back holdings of financial services, insurance, and retail companies.

   MARKET OUTLOOK: Despite the challenging investment environment, we remain optimistic. We think once investors look past the implications of the war with Iraq, the economy will likely begin to improve -- business spending will recover from anemic levels and consumer spending will pick up. We believe the Fund's holdings are well positioned for such improvements.

   Over the remainder of 2003 and beyond, we will continue to work hard to identify fundamentally sound, financially strong companies with compelling equity valuations for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN VALUE OPPORTUNITIES FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 VALUE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                                        SINCE
    1 YEAR                     5 YEARS                INCEPTION
    -21.54%                    3.21%                    5.36%

                       VALUE OPPORTUNITIES                 RUSSELL 2000
                    FUND INSTITUTIONAL SHARES               VALUE INDEX
12/30/1997                     $ 250,000                     $ 250,000
12/31/1997                     $ 248,617                     $ 250,504
 1/31/1998                     $ 246,355                     $ 245,969
 2/28/1998                     $ 267,925                     $ 260,851
 3/31/1998                     $ 280,698                     $ 271,441
 4/30/1998                     $ 283,771                     $ 272,771
 5/31/1998                     $ 274,008                     $ 263,115
 6/30/1998                     $ 271,752                     $ 261,642
 7/31/1998                     $ 252,912                     $ 241,155
 8/31/1998                     $ 209,998                     $ 203,390
 9/30/1998                     $ 219,489                     $ 214,882
10/31/1998                     $ 230,594                     $ 221,264
11/30/1998                     $ 242,745                     $ 227,260
12/31/1998                     $ 251,379                     $ 234,396
 1/31/1999                     $ 239,838                     $ 229,075
 2/28/1999                     $ 224,921                     $ 213,429
 3/31/1999                     $ 216,720                     $ 211,658
 4/30/1999                     $ 237,553                     $ 230,982
 5/31/1999                     $ 247,108                     $ 238,073
 6/30/1999                     $ 256,810                     $ 246,692
 7/31/1999                     $ 255,260                     $ 240,845
 8/31/1999                     $ 246,962                     $ 232,030
 9/30/1999                     $ 239,174                     $ 227,389
10/31/1999                     $ 230,648                     $ 222,842
11/30/1999                     $ 236,639                     $ 224,000
12/31/1999                     $ 240,256                     $ 230,877
 1/31/2000                     $ 233,732                     $ 224,828
 2/29/2000                     $ 230,083                     $ 238,565
 3/31/2000                     $ 248,579                     $ 239,687
 4/30/2000                     $ 257,324                     $ 241,101
 5/31/2000                     $ 255,258                     $ 237,412
 6/30/2000                     $ 260,240                     $ 244,344
 7/31/2000                     $ 260,563                     $ 252,481
 8/31/2000                     $ 277,078                     $ 263,767
 9/30/2000                     $ 281,274                     $ 262,263
10/31/2000                     $ 283,121                     $ 261,319
11/30/2000                     $ 275,691                     $ 255,988
12/31/2000                     $ 305,403                     $ 283,507
 1/31/2001                     $ 318,153                     $ 291,332
 2/28/2001                     $ 318,314                     $ 290,924
 3/31/2001                     $ 313,098                     $ 286,269
 4/30/2001                     $ 334,350                     $ 299,523
 5/31/2001                     $ 354,411                     $ 307,221
 6/30/2001                     $ 361,633                     $ 319,572
 7/31/2001                     $ 365,110                     $ 312,413
 8/31/2001                     $ 361,098                     $ 311,320
 9/30/2001                     $ 324,453                     $ 276,950
10/31/2001                     $ 334,350                     $ 284,178
11/30/2001                     $ 351,469                     $ 304,611
12/31/2001                     $ 379,885                     $ 323,253
 1/31/2002                     $ 383,641                     $ 327,552
 2/28/2002                     $ 384,446                     $ 329,550
 3/31/2002                     $ 419,054                     $ 354,234
 4/30/2002                     $ 428,175                     $ 366,703
 5/31/2002                     $ 415,298                     $ 354,565
 6/30/2002                     $ 408,859                     $ 346,729
 7/31/2002                     $ 350,106                     $ 295,205
 8/31/2002                     $ 347,960                     $ 293,906
 9/30/2002                     $ 324,619                     $ 272,921
10/31/2002                     $ 322,473                     $ 277,015
11/30/2002                     $ 348,387                     $ 299,121
12/31/2002                     $ 342,602                     $ 286,348
 1/31/2003                     $ 332,317                     $ 278,273
 2/28/2003                     $ 322,997                     $ 268,923
 3/31/2003                     $ 328,782                     $ 271,801

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Value Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Fund's performance includes historical performance of comparable managed institutional pooled accounts managed by the Investment Adviser prior to the inception of the Fund. The Fund commenced operations on May 1, 2001. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

VALUE OPPORTUNITIES FUND

                                                               NUMBER
                                                              OF SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%

AEROSPACE/DEFENSE -- 1.0%
   Titan Corp.*                                                  14,600   $    108,770
                                                                          ------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.7%
   AAR Corp.                                                     24,200         91,476
   Kaman Corp. Cl. A                                              9,600         93,888
                                                                          ------------
                                                                               185,364
                                                                          ------------
AGRICULTURAL OPERATIONS -- 1.8%
   Delta & Pine Land Co.                                          8,600        194,446
                                                                          ------------
AIRLINES -- 0.5%
   Continental Airlines*^                                        10,600         54,272
                                                                          ------------
APPAREL MANUFACTURERS -- 1.8%
   Kellwood Co.*                                                  3,000         86,820
   Quiksilver, Inc.*                                              3,600        110,232
                                                                          ------------
                                                                               197,052
                                                                          ------------
APPLIANCES -- 1.1%
   Applica, Inc.                                                 25,600        125,184
                                                                          ------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 1.3%
   Oshkosh Truck Co.                                              2,200        137,060
                                                                          ------------
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.8%
   Dycom Industries, Inc.*                                        8,800         90,904
                                                                          ------------
CELLULAR TELECOMMUNICATIONS -- 1.0%
   Price Communications Corp.*                                    9,300        111,228
                                                                          ------------
CHEMICALS-DIVERSIFIED -- 0.6%
   FMC Corp.*                                                     4,100         64,288
                                                                          ------------
CHEMICALS-PLASTICS -- 1.0%
   A. Schulman, Inc.                                              7,800        113,334
                                                                          ------------
CHEMICALS-SPECIALTY -- 1.2%
   OM Group Inc.                                                 14,400        126,000
                                                                          ------------
COMMERCIAL BANKS-CENTRAL US -- 2.4%
   Associated Banc Corp.                                          4,610        149,041
   FirstMerit Corp.                                               6,400        118,016
                                                                          ------------
                                                                               267,057
                                                                          ------------
COMMERCIAL BANKS-EASTERN US -- 3.9%
   Community Bank Systems, Inc.                                   4,800        150,864
   FNB Corp.                                                      5,538        158,608
   Riggs National Corp.                                           8,400        120,540
                                                                          ------------
                                                                               430,012
                                                                          ------------
COMMERCIAL BANKS-WESTERN US -- 0.9%
   Greater Bay Bancorp                                            6,900         98,670
                                                                          ------------
COMMERCIAL SERVICES -- 0.9%
   SOURCECORP, Inc.*                                              7,000         98,070
                                                                          ------------
COMPUTER SERVICES -- 0.6%
   PEC Solutions Inc.*                                            5,400   $     63,612
                                                                          ------------
COMPUTERS-MEMORY DEVICES -- 1.1%
   Imation Corp.*                                                 3,200        119,104
                                                                          ------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.3%
   Helen of Troy, Ltd.*                                          10,500        137,550
                                                                          ------------
DATA PROCESSING/MANAGEMENT -- 0.8%
   Acxiom Corp.*                                                  5,200         87,516
                                                                          ------------
DISTRIBUTION/WHOLESALE -- 1.9%
   Handleman Co.*                                                 8,200        120,540
   Tech Data Corp.*                                               3,500         83,790
                                                                          ------------
                                                                               204,330
                                                                          ------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.6%
   Ameron International Corp.                                     2,400        143,520
   Pittston Brinks Group*                                         9,400        130,284
   Tredegar Corp.                                                10,100        120,695
                                                                          ------------
                                                                               394,499
                                                                          ------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 1.4%
   Viad Corp.                                                     7,200        154,368
                                                                          ------------
DRUG DELIVERY SYSTEMS -- 1.7%
   Andrx Group*                                                   7,100         83,851
   Noven Pharmaceuticals, Inc.*                                   7,100        100,252
                                                                          ------------
                                                                               184,103
                                                                          ------------
E-SERVICES/CONSULTING -- 0.3%
   Websense, Inc.*                                                2,200         32,274
                                                                          ------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.8%
   Rogers Corp.*                                                  2,800         83,216
                                                                          ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.1%
   Agere Systems, Inc. Cl. A*                                    52,500         84,000
   ATI Technologies, Inc.*                                       13,300         68,362
   Cree, Inc.*^                                                   4,200         77,784
                                                                          ------------
                                                                               230,146
                                                                          ------------
FINANCE-AUTO LOANS -- 0.5%
   AmeriCredit Corp.*                                            18,000         59,400
                                                                          ------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.8%
   Chiquita Brands Intl*                                          8,300         91,051
                                                                          ------------
GARDEN PRODUCTS -- 1.4%
   Toro Co.*                                                      2,200        154,110
                                                                          ------------
GAS-DISTRIBUTION -- 3.8%
   AGL Res Inc.                                                   5,300        125,239
   Energen Corp.                                                  5,300        169,918
   UGI Corp.                                                      2,600        118,820
                                                                          ------------
                                                                               413,977
                                                                          ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                               NUMBER
                                                              OF SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS (continued)

IDENTIFICATION SYSTEMS/DEVICES -- 1.0%
   Paxar Corp.*                                                   9,900   $    113,355
                                                                          ------------
INDEX FUND -- 3.6%
   Ishares Russell 2000 Value Idx                                 3,700        392,200
                                                                          ------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.0%
   Gerber Scientific, Inc.*                                      17,200        113,176
                                                                          ------------
LIFE/HEALTH INSURANCE -- 0.1%
   Scottish Annuity & Life Hldgs*                                   900         15,678
                                                                          ------------
MACHINERY-CONSTRUCTION & MINING -- 1.0%
   Joy Global Inc.*                                              10,600        114,798
                                                                          ------------
MACHINERY-ELECTRICAL -- 0.8%
   Regal-Beloit Corp.                                             5,700         87,267
                                                                          ------------
MEDICAL-DRUGS -- 1.1%
   CIMA Labs, Inc.*                                               5,600        121,520
                                                                          ------------
MEDICAL-HMO -- 1.1%
   Sierra Health Services, Inc.*                                  9,600        123,840
                                                                          ------------
MEDICAL PRODUCTS -- 1.4%
   Inamed Corp.*                                                  4,200        150,234
                                                                          ------------
MEDICAL-HOSPITALS -- 1.2%
   LifePoint Hospitals, Inc.*                                     5,300        133,083
                                                                          ------------
METAL PROCESSORS & FABRICATION -- 1.2%
   Quanex Corp.                                                   4,000        126,800
                                                                          ------------
METAL-ALUMINUM -- 0.5%
   Commonwealth Industries Inc.                                  11,000         54,340
                                                                          ------------
METAL-IRON -- 1.2%
   Cleveland Cliffs Inc.*                                         7,100        132,415
                                                                          ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.2%
   Chesapeake Energy Corp.                                       14,900        117,114
   Westport Resources Corp.*                                      6,300        126,945
                                                                          ------------
                                                                               244,059
                                                                          ------------
OIL-FIELD SERVICES -- 2.5%
   Newpark Resources, Inc.*                                      30,000        135,900
   Tetra Technologies, Inc.*                                      5,800        133,400
                                                                          ------------
                                                                               269,300
                                                                          ------------
PAPER & RELATED PRODUCTS -- 2.4%
   Louisiana Pacific Corp.*                                      16,100        127,673
   Pope & Talbot                                                 10,800        135,540
                                                                          ------------
                                                                               263,213
                                                                          ------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 1.0%
   RehabCare Group, Inc.*                                         6,300        112,455
                                                                          ------------
POWER CONV/SUPPLY EQUIPMENT -- 0.6%
   Power-One, Inc.*                                              15,000   $     66,000
                                                                          ------------
PROPERTY/CASUALTY INSURANCE -- 3.9%
   Meadowbrook Insurance Group*                                  58,000        144,420
   RLI Corp.                                                      4,400        118,228
   Selective Insurance Group                                      6,600        161,964
                                                                          ------------
                                                                               424,612
                                                                          ------------
PUBLISHING-NEWSPAPERS -- 1.3%
   Lee Enterprises                                                4,600        144,992
                                                                          ------------
REITS-HOTELS -- 0.9%
   Innkeepers USA Trust                                          16,000        104,000
                                                                          ------------
REITS-MANUFACTURED HOMES -- 1.2%
   Manufactured Home
    Communities, Inc.                                             4,500        133,200
                                                                          ------------
REIT-OFFICE PROPERTY- 0.5%
   American Financial Realty 144A+                                5,300         59,625
                                                                          ------------
REITS-REGIONAL MALLS -- 1.2%
   Macerich Co.                                                   4,200        133,056
                                                                          ------------
REITS-STORAGE -- 1.1%
   Shurgard Storage Centers,
    Inc. Cl. A                                                    4,000        124,200
                                                                          ------------
RESORTS/THEME PARKS -- 1.0%
   Six Flags Inc.*                                               19,000        106,400
                                                                          ------------
RETAIL-APPAREL/SHOE -- 1.1%
   Payless Shoesource, Inc.*                                      7,500        117,375
                                                                          ------------
RETAIL-CONVENIENCE STORE -- 1.1%
   Casey's General Stores, Inc.                                   9,800        116,620
                                                                          ------------
RETAIL-DISCOUNT -- 0.7%
   Tuesday Morning Corp.*                                         3,800         74,784
                                                                          ------------
RETAIL-DRUG STORE -- 1.0%
   Duane Reade, Inc.*                                             8,800        111,584
                                                                          ------------
RUBBER-TIRES -- 0.7%
   Cooper Tire & Rubber Co.                                       6,100         74,420
                                                                          ------------
SAVINGS & LOANS/THRIFTS-EASTERN US -- 3.8%
   Brookline Bancorp Inc.                                        13,028        163,111
   First Essex Bancorp, Inc.                                      4,800        148,896
   Parkvale Financial Corp.                                       5,000        110,000
                                                                          ------------
                                                                               422,007
                                                                          ------------
SAVINGS & LOANS/THRIFTS-SOUTHERN US -- 1.3%
   BankAtlantic Bancorp, Inc. Cl. A                              15,100        147,829
                                                                          ------------
STEEL-PRODUCERS -- 0.8%
   Steel Dynamics, Inc.*                                          7,400         86,210
                                                                          ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                NUMBER
                                                              OF SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS (continued)

STEEL-SPECIALTY -- 0.5%
   Allegheny Technologies, Inc.                                  18,000   $     52,200
                                                                          ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
   Arris Group Inc.*                                             23,000         85,100
                                                                          ------------
TELECOMMUNICATIONS SERVICES -- 1.2%
   Commonwealth Telephone
    Enterprises, Inc.*                                            3,400        131,988
                                                                          ------------

THERAPEUTICS -- 1.7%
   Abgenix, Inc.*                                                13,200        114,840
   Medarex, Inc.*                                                22,600         72,998
                                                                          ------------
                                                                               187,838
                                                                          ------------

TRANSPORT-RAIL -- 1.2%
   Genesee & Wyoming, Inc.-Cl. A*                                 8,500        131,750
                                                                          ------------

TRANSPORT-TRUCK -- 3.1%
   Heartland Express, Inc.*                                       6,077        116,557
   J.B. Hunt Transport Services, Inc.*                            4,300        115,756
   SCS Transportation Corp.*                                     10,400        110,032
                                                                          ------------
                                                                               342,345
                                                                          ------------

WIRELESS EQUIPMENT -- 0.8%
   Crown Castle International Corp.*                             16,500         90,750
                                                                          ------------

TOTAL COMMON STOCKS
   (Cost: $10,932,596)                                                      10,847,585
                                                                          ------------

                                                              PRINCIPAL
                                                               AMOUNT
--------------------------------------------------------------------------------------
TIME DEPOSIT -- 3.4%

   Brown Brothers Harriman & Co.
    0.790%, 4/1/03
    (Cost: $369,219)                                         $  369,219        369,219
                                                                          ------------
TOTAL INVESTMENTS -- 102.2%
   (Cost: $11,301,815)                                                      11,216,804
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.2%)                               (236,903)
                                                                          ------------
NET ASSETS -- 100.0%                                                      $ 10,979,901
                                                                          ============

----------
* Non-income producing securities.
+ Illiquid
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; JUSTIN KASS, Portfolio Manager; ELIZABETH LEMESEVSKI, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of US companies across all market capitalizations.

   MARKET OVERVIEW: The fiscal year ended March 31, 2003 was a trying period for investors, with all major US equity indices posting declines. In this environment, convertible securities performed well relative to equities, providing downside protection for investors.

   Questions about the quality of companies' reported earnings tested investors' mettle in 2002. Tensions between the United States and Iraq mounted, resulting in war. Concerns about the health of the economy and corporate profits added to selling pressure.

   Despite difficult performance during the first six months of the period, prices of bond-like convertible securities advanced in the second half of the fiscal year. An upturn in the fourth quarter of 2002 was led by a rally in distressed-debt issues, a trend that continued into the first quarter of 2003.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund lost 13.69% versus the Credit Suisse First Boston Convertible Index, down 3.03%, and the underlying equity, off 33.65%. By comparison, the S&P 500 Index fell 24.76%, and the Dow Jones Industrial Average dropped 21.44%.

   PORTFOLIO SPECIFICS: Credit-sensitive convertibles, otherwise known as "busted" convertibles, led the market during the fiscal year. Companies with these busted convertibles often have deteriorating fundamentals. Unless we see some positive, sustainable change at the margin, we will not invest in these companies. We believe this is a short-term phenomenon that is now behind us.

   Select holdings in the financial and defense sectors also hurt returns. Financial stocks declined in the first half of the fiscal year as investors worried about credit quality and earnings growth. Defense companies contributed to the Fund's negative returns toward the end of the period amid concerns that defense spending would be lower than anticipated with a swift conclusion to the war with Iraq.

   On a positive note, several energy holdings helped the Fund. Examples included Pride International and Valero Energy, which benefited from rising oil and natural gas prices. From the telecommunications side, Nortel Networks and Nextel Communications moved higher as cash flow generation exceeded expectations.

   As of March 31, 2003, the Fund was well positioned with a 43% conversion premium, well below the market's 91% premium.

   MARKET OUTLOOK: Despite prevailing geopolitical uncertainties, we expect moderate economic growth in 2003. Many companies' earnings have stabilized, and we anticipate modestly improving earnings as corporate capital spending improves. Productivity is growing, and interest rates are historically low, setting the stage for economic acceleration.

   As always, we will maintain our discipline of identifying the most fundamentally sound companies with the best convertible bonds that offer the optimal risk reward profile. These types of securities are poised to capture 70-80% of the upside and 40-50% of the downside.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN CONVERTIBLE FUND INSTITUTIONAL SHARES WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

         1 YEAR           5 YEARS          10 YEARS
        - 13.69%           3.34%            10.15%

                    CONVERTIBLE FUND         CS FIRST BOSTON
                  INSTITUTIONAL SHARES      CONVERTIBLE INDEX
12/31/1986              $   250,000            $   250,000
 1/31/1987              $   274,317            $   268,000
 2/28/1987              $   285,198            $   279,095
 3/31/1987              $   282,650            $   281,970
 4/30/1987              $   278,260            $   282,054
 5/31/1987              $   280,365            $   282,901
 6/30/1987              $   283,328            $   288,813
 7/31/1987              $   299,355            $   300,597
 8/31/1987              $   305,960            $   306,609
 9/30/1987              $   298,974            $   302,102
10/31/1987              $   232,383            $   245,276
11/30/1987              $   235,466            $   237,403
12/31/1987              $   242,192            $   249,487
 1/31/1988              $   244,945            $   256,422
 2/29/1988              $   252,824            $   268,218
 3/31/1988              $   256,810            $   267,306
 4/30/1988              $   265,199            $   272,839
 5/31/1988              $   265,482            $   270,138
 6/30/1988              $   277,739            $   280,538
 7/31/1988              $   274,841            $   277,621
 8/31/1988              $   271,424            $   272,707
 9/30/1988              $   277,006            $   277,616
10/31/1988              $   280,155            $   281,141
11/30/1988              $   285,973            $   276,587
12/31/1988              $   290,338            $   283,004
 1/31/1989              $   309,259            $   295,711
 2/28/1989              $   315,650            $   295,651
 3/31/1989              $   324,951            $   299,495
 4/30/1989              $   335,404            $   309,558
 5/31/1989              $   344,549            $   315,842
 6/30/1989              $   343,056            $   313,536
 7/31/1989              $   356,390            $   322,535
 8/31/1989              $   362,935            $   329,631
 9/30/1989              $   363,685            $   326,763
10/31/1989              $   358,218            $   316,437
11/30/1989              $   366,087            $   321,595
12/31/1989              $   372,774            $   321,949
 1/31/1990              $   365,269            $   309,135
 2/28/1990              $   378,297            $   313,247
 3/31/1990              $   390,390            $   318,039
 4/30/1990              $   378,509            $   310,947
 5/31/1990              $   413,735            $   326,028
 6/30/1990              $   412,936            $   325,637
 7/31/1990              $   407,388            $   322,739
 8/31/1990              $   386,680            $   304,149
 9/30/1990              $   365,477            $   290,888
10/31/1990              $   351,247            $   279,980
11/30/1990              $   368,587            $   293,671
12/31/1990              $   379,633            $   299,838
 1/31/1991              $   399,057            $   313,300
 2/28/1991              $   421,630            $   332,005
 3/31/1991              $   436,753            $   340,139
 4/30/1991              $   438,878            $   343,574
 5/31/1991              $   463,134            $   353,778
 6/30/1991              $   444,500            $   343,908
 7/31/1991              $   466,711            $   356,976
 8/31/1991              $   486,250            $   370,291
 9/30/1991              $   492,798            $   369,588
10/31/1991              $   497,020            $   374,910
11/30/1991              $   492,332            $   365,912
12/31/1991              $   525,252            $   387,172
 1/31/1992              $   535,845            $   398,361
 2/29/1992              $   541,828            $   408,519
 3/31/1992              $   528,860            $   405,578
 4/30/1992              $   515,886            $   410,485
 5/31/1992              $   525,155            $   417,628
 6/30/1992              $   509,645            $   415,707
 7/31/1992              $   514,419            $   426,058
 8/31/1992              $   515,636            $   423,374
 9/30/1992              $   529,747            $   431,841
10/31/1992              $   542,444            $   432,877
11/30/1992              $   563,581            $   445,388
12/31/1992              $   576,919            $   455,275
 1/31/1993              $   590,400            $   469,480
 2/28/1993              $   569,126            $   471,076
 3/31/1993              $   600,579            $   488,600
 4/30/1993              $   607,790            $   488,502
 5/31/1993              $   632,102            $   497,051
 6/30/1993              $   652,314            $   501,773
 7/31/1993              $   658,540            $   506,941
 8/31/1993              $   696,855            $   520,832
 9/30/1993              $   709,451            $   526,717
10/31/1993              $   727,803            $   539,147
11/30/1993              $   711,383            $   531,006
12/31/1993              $   733,164            $   539,768
 1/31/1994              $   758,080            $   555,259
 2/28/1994              $   749,598            $   546,431
 3/31/1994              $   716,094            $   524,136
 4/30/1994              $   710,211            $   514,597
 5/31/1994              $   703,259            $   515,729
 6/30/1994              $   683,418            $   509,901
 7/31/1994              $   692,602            $   524,281
 8/31/1994              $   706,108            $   534,609
 9/30/1994              $   697,897            $   525,146
10/31/1994              $   696,803            $   529,663
11/30/1994              $   676,036            $   510,436
12/31/1994              $   677,511            $   514,315
 1/31/1995              $   672,827            $   513,647
 2/28/1995              $   681,610            $   530,443
 3/31/1995              $   701,637            $   544,447
 4/30/1995              $   709,919            $   556,805
 5/31/1995              $   723,526            $   573,231
 6/30/1995              $   751,213            $   594,097
 7/31/1995              $   786,501            $   615,187
 8/31/1995              $   799,061            $   621,647
 9/30/1995              $   817,602            $   630,909
10/31/1995              $   804,308            $   611,540
11/30/1995              $   821,228            $   632,822
12/31/1995              $   828,291            $   636,302
 1/31/1996              $   851,452            $   650,365
 2/29/1996              $   875,222            $   667,860
 3/31/1996              $   888,874            $   673,470
 4/30/1996              $   912,865            $   689,161
 5/31/1996              $   941,161            $   704,530
 6/30/1996              $   920,308            $   687,832
 7/31/1996              $   870,662            $   661,007
 8/31/1996              $   924,031            $   685,596
 9/30/1996              $   967,782            $   703,490
10/31/1996              $   969,033            $   707,852
11/30/1996              $   994,434            $   729,937
12/31/1996              $ 1,002,376            $   724,390
 1/31/1997              $ 1,040,722            $   747,425
 2/28/1997              $ 1,026,594            $   743,539
 3/31/1997              $ 1,016,638            $   728,147
 4/30/1997              $ 1,028,183            $   735,502
 5/31/1997              $ 1,081,154            $   769,555
 6/30/1997              $ 1,124,210            $   791,949
 7/31/1997              $ 1,193,276            $   835,348
 8/31/1997              $ 1,178,232            $   835,933
 9/30/1997              $ 1,235,810            $   871,209
10/31/1997              $ 1,211,066            $   847,338
11/30/1997              $ 1,214,520            $   842,254
12/31/1997              $ 1,235,942            $   846,971
 1/31/1998              $ 1,223,825            $   846,717
 2/28/1998              $ 1,281,560            $   884,565
 3/31/1998              $ 1,339,722            $   916,498
 4/30/1998              $ 1,355,534            $   924,655
 5/31/1998              $ 1,324,628            $   898,024
 6/30/1998              $ 1,376,377            $   902,694
 7/31/1998              $ 1,386,306            $   882,113
 8/31/1998              $ 1,185,964            $   773,878
 9/30/1998              $ 1,252,764            $   786,569
10/31/1998              $ 1,280,031            $   814,807
11/30/1998              $ 1,361,092            $   853,673
12/31/1998              $ 1,502,171            $   902,418
 1/31/1999              $ 1,591,233            $   931,747
 2/28/1999              $ 1,512,562            $   899,415
 3/31/1999              $ 1,606,751            $   937,550
 4/30/1999              $ 1,657,498            $   975,521
 5/31/1999              $ 1,630,632            $   966,546
 6/30/1999              $ 1,708,640            $ 1,008,301
 7/31/1999              $ 1,657,770            $   994,991
 8/31/1999              $ 1,670,488            $   997,976
 9/30/1999              $ 1,677,943            $ 1,000,571
10/31/1999              $ 1,784,886            $ 1,035,191
11/30/1999              $ 1,946,806            $ 1,114,693
12/31/1999              $ 2,275,956            $ 1,284,127
 1/31/2000              $ 2,288,828            $ 1,264,737
 2/29/2000              $ 2,673,454            $ 1,397,534
 3/31/2000              $ 2,557,758            $ 1,367,487
 4/30/2000              $ 2,389,874            $ 1,300,754
 5/31/2000              $ 2,237,183            $ 1,231,033
 6/30/2000              $ 2,405,319            $ 1,311,050
 7/31/2000              $ 2,311,397            $ 1,271,457
 8/31/2000              $ 2,550,402            $ 1,369,232
 9/30/2000              $ 2,548,505            $ 1,349,789
10/31/2000              $ 2,415,706            $ 1,287,833
11/30/2000              $ 2,062,949            $ 1,131,877
12/31/2000              $ 2,192,212            $ 1,183,603
 1/31/2001              $ 2,263,724            $ 1,253,318
 2/28/2001              $ 2,040,969            $ 1,157,188
 3/31/2001              $ 1,915,235            $ 1,110,091
 4/30/2001              $ 2,023,660            $ 1,184,911
 5/31/2001              $ 1,988,897            $ 1,178,157
 6/30/2001              $ 1,942,291            $ 1,155,890
 7/31/2001              $ 1,872,118            $ 1,133,119
 8/31/2001              $ 1,818,653            $ 1,104,111
 9/30/2001              $ 1,706,250            $ 1,028,700
10/31/2001              $ 1,745,910            $ 1,054,315
11/30/2001              $ 1,804,979            $ 1,091,637
12/31/2001              $ 1,825,174            $ 1,107,575
 1/31/2002              $ 1,797,108            $ 1,093,398
 2/28/2002              $ 1,769,041            $ 1,060,596
 3/31/2002              $ 1,828,954            $ 1,105,990
 4/30/2002              $ 1,808,395            $ 1,084,423
 5/31/2002              $ 1,786,978            $ 1,074,013
 6/30/2002              $ 1,685,341            $ 1,012,257
 7/31/2002              $ 1,554,836            $   948,991
 8/31/2002              $ 1,574,714            $   955,064
 9/30/2002              $ 1,534,427            $   926,508
10/31/2002              $ 1,561,531            $   952,913
11/30/2002              $ 1,610,492            $ 1,028,670
12/31/2002              $ 1,580,274            $ 1,017,560
 1/31/2003              $ 1,577,626            $ 1,039,133
 2/28/2003              $ 1,561,735            $ 1,040,899
 3/31/2003              $ 1,578,593            $ 1,056,304

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the CS First Boston Convertible Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged CS First Boston Convertible Index is a market weighted index representing the universe of convertible securities including convertible preferred stocks or convertible bonds. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

CONVERTIBLE FUND

                                                        PRINCIPAL
                                                          AMOUNT          VALUE
----------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 66.0%

ADVERTISING SALES -- 1.7%
   Lamar Advertising Co.
    5.250%, 09/15/06                                   $    778,000   $    786,752
                                                                      ------------
ADVERTISING SERVICES -- 0.5%
   Getty Images, Inc.
    5.000%, 03/15/07                                        252,000        240,030
                                                                      ------------
AEROSPACE/DEFENSE -- 1.0%
   Gencorp Inc.
    5.750%, 04/15/07                                        540,000        457,650
                                                                      ------------
APPLICATIONS SOFTWARE -- 1.9%
   HNC Software Inc.
    5.250%, 09/01/08                                        710,000        854,662
                                                                      ------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.3%
   Lear Corp.
    0.000%, 02/20/22                                      1,365,000        593,775
                                                                      ------------
BROADCAST SERVICES/PROGRAMMING -- 1.6%
   Liberty Media Corp. 144A
    3.250%, 03/15/31                                        770,000        720,913
                                                                      ------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.4%
   Lennar Corp.
    0.000%, 07/29/18                                        924,000        645,645
                                                                      ------------
CABLE TV -- 2.1%
   Echostar Communications Corp.
    5.750%, 05/15/08                                        930,000        948,600
                                                                      ------------
CELLULAR TELECOMMUNICATIONS -- 2.1%
   Nextel Communications Inc.
    6.000%, 06/01/11                                        948,000        932,595
                                                                      ------------
COMPUTER SERVICES -- 3.3%
   Affiliated Computer Services, Inc.
    3.500%, 02/15/06                                        647,000        790,149
   BISYS Group, Inc.
    4.000%, 03/15/06                                        689,000        670,914
                                                                      ------------
                                                                         1,461,063
                                                                      ------------
COMPUTERS-MEMORY DEVICES -- 0.5%
   Veritas Software Corp.
    1.856%, 08/13/06                                        247,000        220,448
                                                                      ------------
CRUISE LINES -- 0.7%
   Carnival Corp.
    0.000%, 10/24/21                                        523,000        302,034
                                                                      ------------
DATA PROCESSING/MANAGEMENT -- 1.9%
   First Data Corp.
    2.000%, 03/01/08                                        756,000        841,050
                                                                      ------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.9%
   Tyco International Group SA 144A
    2.750%, 01/15/18                                   $    458,000   $    425,940
   Tyco International Group SA 144A
    3.125%, 01/15/23                                        488,000        436,760
                                                                      ------------
                                                                           862,700
                                                                      ------------
DRUG DELIVERY SYSTEMS -- 1.9%
   Alza Corp.
    0.000%, 07/28/20                                      1,017,000        831,397
                                                                      ------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.4%
   Solectron Corp.
    4.560%, 11/20/20                                        314,000        171,523
                                                                      ------------
ELECTRONICS-MILITARY -- 1.3%
   L-3 Communications Holdings Inc.
    5.250%, 06/01/09                                        495,000        589,669
                                                                      ------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
   Network Associates, Inc.
    5.250%, 08/15/06                                        605,000        701,800
                                                                      ------------
FOOD-RETAIL -- 1.8%
   Whole Foods Market Inc.
    0.000%, 03/02/18                                      1,321,000        819,020
                                                                      ------------
FOOD-WHOLESALE/DISTRIBUTION -- 1.3%
   Performance Food Group Co.
    5.500%, 10/16/08                                        489,000        580,687
                                                                      ------------
INTERNET SECURITY -- 1.6%
   Symantec Corp.
    3.000%, 11/01/06                                        519,000        706,489
                                                                      ------------
LASERS-SYSTEMS/COMPONENTS -- 1.4%
   Cymer Inc.
    3.500%, 02/15/09                                        682,000        620,620
                                                                      ------------
LOTTERY SERVICES -- 1.9%
   GTECH Holdings Corp.
    1.750%, 12/15/21                                        622,000        872,355
                                                                      ------------
MEDICAL-DRUGS -- 1.8%
   Teva Pharmaceutical Finance
    0.375%, 11/15/22                                        715,000        809,291
                                                                      ------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS -- 2.8%
   AmeriSource Health Corp.
    5.000%, 12/01/07                                        501,000        629,381
   Cephaleon, Inc.
    5.250%, 05/01/06                                        629,000        607,771
                                                                      ------------
                                                                         1,237,152
                                                                      ------------
METAL-DIVERSIFIED -- 1.4%
   Freeport-McMoran Cooper & Gold Inc.
    8.250%, 01/31/06                                        454,000        639,005
                                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        PRINCIPAL
                                                          AMOUNT          VALUE
----------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (continued)

NON-HAZARDOUS WASTE DISPOSAL -- 1.6%
   Waste Connections Inc.
    5.500%, 04/15/06                                   $    615,000   $    725,700
                                                                      ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.6%
   Anadarko Petroleum Corp.
    0.000%, 03/07/20                                      1,050,000        622,125
   St Mary Land & Exploration Co.
    5.750%, 03/15/22                                        402,000        530,640
                                                                      ------------
                                                                         1,152,765
                                                                      ------------
OIL & GAS DRILLING -- 1.9%
   Pride International Inc.
    2.500%, 03/01/07                                        782,000        867,041
                                                                      ------------
PIPELINES -- 0.6%
   El Paso Corp.
    0.000%, 02/28/21                                        687,000        257,626
                                                                      ------------
PRINTING-COMMERCIAL -- 1.0%
   World Color Press, Inc.
    6.000%, 10/01/07                                        443,000        438,016
                                                                      ------------
REAL ESTATE OPERATION/DEVELOPMENT -- 1.0%
   EOP Operating LP
    7.250%, 11/15/08                                        430,000        451,500
                                                                      ------------
RETAIL-APPAREL/SHOE -- 3.5%
   Ann Taylor Stores Corp.
    0.550%, 06/18/19^                                     1,194,000        758,190
   Gap Inc.
    5.750%, 03/15/09                                        653,000        802,374
                                                                      ------------
                                                                         1,560,564
                                                                      ------------
RETAIL-BUILDING PRODUCTS -- 1.7%
   Lowe's Cos., Inc.
    0.000%, 02/16/21                                      1,020,000        777,750
                                                                      ------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0 8%
   Cypress Semiconductor Corp.
    4.000%, 02/01/05                                        400,000        357,500
                                                                      ------------
SEMICONDUCTOR EQUIPMENT -- 2.8%
   Amkor Technology, Inc.
    5.000%, 03/15/07                                        800,000        557,000
   LAM Research Corp.
    4.000%, 06/01/06                                        767,000        697,011
                                                                      ------------
                                                                         1,254,011
                                                                      ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.0%
   Utstarcom Inc. 144A
    0.875%, 03/01/08                                        820,000        893,800
                                                                      ------------
TELECOMMUNICATIONS SERVICES -- 1.3%
   Nortel Networks Corp.
    4.250%, 09/01/08                                        800,000        592,000
                                                                      ------------
THERAPEUTICS -- 2.9%
   Gilead Sciences Inc. 144A
    2.000%, 12/15/07                                   $    375,000   $    432,187
   Gilead Sciences, Inc.
    5.000%, 12/15/07                                        359,000        640,815
   SCIOS Inc.
    5.500%, 08/15/09^                                       187,000        227,906
                                                                      ------------
                                                                         1,300,908
                                                                      ------------
TOYS -- 1.2%
   Hasbro Inc.
    2.750%, 12/01/21                                        541,000        547,762
                                                                      ------------

TOTAL CONVERTIBLE CORPORATE BONDS
   (Cost: $29,039,822)                                                  29,623,868
                                                                      ------------

CONVERTIBLE PREFERRED STOCKS -- 30.2%

AEROSPACE/DEFENSE -- 2.0%
   Northrop Grumman Corp.
    7.250%, 11/16/04                                          5,163        512,428
   Raytheon Co.*
    8.250%, 05/15/06                                          7,847        402,237
                                                                      ------------
                                                                           914,665
                                                                      ------------
AUTO-CARS/LIGHT TRUCKS -- 0.5%
   Ford Motor Co.
    6.500%, 01/15/32                                          5,962        212,486
                                                                      ------------
COMMERCIAL SERVICES -- 1.7%
   Cendant Corp.
    7.750%, 08/17/04                                         21,876        777,692
                                                                      ------------
CONTAINERS-PAPER/PLASTIC -- 1.3%
   Sealed Air Corp.
    $2, 04/01/18                                             12,278        564,542
                                                                      ------------
ELECTRIC-GENERATION -- 0.6%
   AES Trust III
    6.750%, 10/15/29                                         10,805        250,892
                                                                      ------------
ELECTRIC-INTEGRATED -- 1.9%
   FPL Group Inc.
    8.000%, 02/16/06                                         15,808        835,295
                                                                      ------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.4%
   Solectron Corp.
    7.250%, 11/15/04                                         17,875        186,794
                                                                      ------------
FINANCE-CREDIT CARD -- 0.8%
   Capital One Finance Corp.
    6.250%, 03/15/06                                         12,401        360,249
                                                                      ------------
MEDICAL-HMO -- 1.9%
   Anthem, Inc.
    6.000%, 11/15/04                                         10,429        853,092
                                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        PRINCIPAL
                                                          AMOUNT          VALUE
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (continued)

MULTI-LINE INSURANCE -- 1.6%
   Prudential Financial, Inc.
    6.750%, 11/15/04                                   $     14,239   $    732,596
                                                                      ------------
OFFICE AUTOMATION & EQUIPMENT -- 1.9%
   Xerox Corp. 144A
    7.500%, 11/27/21                                         13,580        835,170
                                                                      ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.1%
   Chesapeake Energy Corp. 144A
    6.000%, 12/31/49                                          9,170        491,741
                                                                      ------------
OIL REFINING & MARKETING -- 1.6%
   Valero Energy Corp Trust I
    7.750%, 08/18/03                                         22,370        697,720
                                                                      ------------
PIPELINES -- 0.2%
   El Paso Corp.
    9.000%, 08/16/05                                          4,195        109,909
                                                                      ------------
PROPERTY/CASUALTY INSURANCE -- 1.8%
   Ace, Ltd.
    8.250%, 05/16/03                                         13,858        790,876
                                                                      ------------
RADIO -- 0.9%
   Radio One, Inc.
    6.500%, 07/15/05                                            414        410,378
                                                                      ------------
REINSURANCE -- 1.5%
   Platinum Underwriters Holding, Ltd.
    7.000%, 11/15/05                                         25,000        695,000
                                                                      ------------
SAVINGS & LOANS/THRIFTS-EASTERN US -- 1.8%
   Sovereign Capital Trust
    7.500%, 01/15/30                                         10,661        821,430
                                                                      ------------
SAVINGS & LOANS/THRIFTS-WESTERN US -- 1.9%
   Washington Mutual Capital Trust I
    5.375%, 05/01/41                                         16,261        862,809
                                                                      ------------
SPECIAL PURPOSE ENTITY -- 1.8%
   Equity Securities Trust I
    6.500%, 11/15/04                                         37,165        816,515
                                                                      ------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 1.0%
   Corning Inc.
    7.000%, 08/16/05                                          1,403        439,314
                                                                      ------------
TELEPHONE-INTEGRATED -- 0.7%
   Sprint Corp.
    7.125%, 08/17/04                                         43,744        310,145
                                                                      ------------
TRANSPORT-RAIL -- 1.3%
   Union Pacific Cap Trust
    6.250%, 04/01/28                                         11,985        605,243
                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Cost: $13,313,525)                                                  13,574,553
                                                                      ------------

PREFERRED STOCK -- 0.2%

TELECOMMUNICATIONS SERVICES -- 0.2%
   Nortel Networks Corp.
    7.000%, 08/15/05
    (Cost: $101,505)                                   $          2   $     79,612
                                                                      ------------

                                                            NUMBER
                                                          OF SHARES
----------------------------------------------------------------------------------
COMMON STOCKS -- 1.6%

MEDICAL-HMO -- 0.5%
   Wellpoint Health Networks, Inc.*                           3,200        245,600
                                                                      ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.1%
   Apache Corp.                                               7,920        488,981
                                                                      ------------
TOTAL COMMON STOCKS
   (Cost: $633,910)                                                        734,581
                                                                      ------------

                                                        PRINCIPAL
                                                          AMOUNT
----------------------------------------------------------------------------------
TIME DEPOSIT -- 1.8%

   Brown Brothers Harriman & Co.
    0.790%, 04/01/03
    (Cost: $794,912)                                   $    794,912        794,912
                                                                      ------------
TOTAL INVESTMENTS -- 99.8%
   (Cost: $43,883,674)                                                  44,807,526
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%                               93,945
                                                                      ------------
NET ASSETS -- 100.0%                                                  $ 44,901,471
                                                                      ============

----------
* Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD BOND FUND INSTITUTIONAL SHARES

   MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; JUSTIN KASS, Portfolio Manager; ELIZABETH LEMESEVSKI, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated US corporate fixed-income securities.

   MARKET OVERVIEW: The fiscal year ended March 31, 2003 was a rewarding period for investors in high-yield, fixed-income securities. After posting declines in the first half of the period, prices of high-yield bonds soared in the subsequent six months. For the 12-month period, the Salomon Smith Barney High Yield Index rose 4.93%, and the S&P 500 Index fell 24.76%.

   In the second half of the fiscal year, investors' appetite for credit -- specifically for bonds of companies with distressed or low-quality credit -- surged. This drove high-yield index returns to levels comparable to some of the best quarters in the history of the market. In the first quarter of 2003, high-yield mutual funds attracted record cash inflows due to the lowest default rates since 1999, strong new issuance, and minimal "fallen angels," or issuers unable to maintain investment-grade ratings.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund gained 6.61%. This compared favorably to the Salomon Smith Barney High Yield Index, which rose 4.93%, and the Lipper High Yield Index, up 2.71%.

   PORTFOLIO SPECIFICS: During the fiscal year, we stayed away from high-yield bond issues with deteriorating credit quality. We remained cautious on these types of companies and maintained our style of buying the securities of companies meeting or exceeding earnings expectations. We also maintained our discipline of selling the securities of companies missing expectations. Avoiding issues of declining credit quality and strict adherence to our sell discipline were the main reasons the Fund outperformed this period.

   Telecommunications holdings such as Nextel Communications and Nortel Networks benefited the Fund. In addition to exceeding all expectations on subscriber growth and operating profits, Nextel strengthened its balance sheet by purchasing its own debt in the open market. High-yield investors rewarded Nortel for beating cash flow expectations. We avoided exposure to HealthSouth, an operator of rehabilitation hospitals and surgical clinics. HealthSouth's securities experienced a substantial price decline in the first quarter of 2003 following the now-former CFO's admission he fraudulently overstated earnings.

   MARKET OUTLOOK: The high-yield market continues to have positive dynamics with all signs pointing to continued, sustained momentum. Many companies' earnings have stabilized, and we expect modestly improved earnings growth for 2003. Capital spending is likely to increase over the year as the war with Iraq winds down, and interest rates should remain historically low. In addition, high yield spreads to US Treasuries continue to be attractive, and we expect new issuance, which took a pause after the war started, to resume.

   Of course, the long-term driver of total return in a portfolio of high-yield securities is company fundamentals. As a result, we will continue to build the Fund one company at a time through intensive credit analysis designed to identify issuers with the strongest fundamentals.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH YIELD BOND FUND INSTITUTIONAL SHARES WITH THE SALOMON SMITH BARNEY HIGH YIELD INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                         SINCE
       1 YEAR          5 YEARS         INCEPTION
        6.61%           3.11%            7.96%

                     HIGH YIELD
                      BOND FUND         SALOMON SMITH BARNEY
                INSTITUTIONAL SHARES      HIGH YIELD INDEX
 7/31/1996            $   250,000            $   250,000
 8/31/1996            $   256,780            $   252,588
 9/30/1996            $   265,702            $   258,511
10/31/1996            $   268,927            $   261,475
11/30/1996            $   273,926            $   266,483
12/31/1996            $   278,314            $   268,592
 1/31/1997            $   283,685            $   270,620
 2/28/1997            $   289,776            $   275,226
 3/31/1997            $   284,740            $   272,389
 4/30/1997            $   285,969            $   274,334
 5/31/1997            $   298,355            $   279,884
 6/30/1997            $   305,705            $   284,607
 7/31/1997            $   315,198            $   291,126
 8/31/1997            $   318,279            $   291,858
 9/30/1997            $   331,438            $   296,966
10/31/1997            $   332,537            $   299,352
11/30/1997            $   336,209            $   300,873
12/31/1997            $   337,882            $   304,022
 1/31/1998            $   349,162            $   310,902
 2/28/1998            $   353,474            $   313,005
 3/31/1998            $   357,326            $   316,384
 4/30/1998            $   360,503            $   318,103
 5/31/1998            $   361,564            $   318,951
 6/30/1998            $   363,444            $   319,664
 7/31/1998            $   366,798            $   322,220
 8/31/1998            $   346,504            $   300,620
 9/30/1998            $   338,199            $   304,327
10/31/1998            $   329,809            $   300,141
11/30/1998            $   349,778            $   315,208
12/31/1998            $   353,159            $   314,980
 1/31/1999            $   361,234            $   319,699
 2/28/1999            $   360,705            $   317,012
 3/31/1999            $   363,377            $   319,693
 4/30/1999            $   374,002            $   326,388
 5/31/1999            $   369,987            $   321,260
 6/30/1999            $   372,230            $   320,539
 7/31/1999            $   374,483            $   321,235
 8/31/1999            $   371,599            $   317,412
 9/30/1999            $   371,449            $   315,015
10/31/1999            $   372,224            $   312,864
11/30/1999            $   380,164            $   317,766
12/31/1999            $   386,897            $   320,438
 1/31/2000            $   387,057            $   317,789
 2/29/2000            $   390,727            $   318,545
 3/31/2000            $   386,070            $   312,065
 4/30/2000            $   389,146            $   313,305
 5/31/2000            $   385,409            $   308,947
 6/30/2000            $   395,091            $   315,884
 7/31/2000            $   397,567            $   319,314
 8/31/2000            $   397,746            $   321,692
 9/30/2000            $   391,185            $   318,242
10/31/2000            $   380,829            $   308,821
11/30/2000            $   363,795            $   296,193
12/31/2000            $   373,720            $   302,248
 1/31/2001            $   395,712            $   322,610
 2/28/2001            $   400,493            $   326,449
 3/31/2001            $   389,078            $   320,508
 4/30/2001            $   385,667            $   315,796
 5/31/2001            $   388,021            $   320,849
 6/30/2001            $   378,357            $   312,026
 7/31/2001            $   383,154            $   317,892
 8/31/2001            $   385,571            $   322,215
 9/30/2001            $   362,546            $   299,016
10/31/2001            $   375,106            $   308,943
11/30/2001            $   387,099            $   320,683
12/31/2001            $   384,991            $   318,630
 1/31/2002            $   385,179            $   320,001
 2/28/2002            $   383,435            $   316,513
 3/31/2002            $   390,696            $   324,932
 4/30/2002            $   395,842            $   330,261
 5/31/2002            $   395,842            $   326,165
 6/30/2002            $   384,206            $   297,430
 7/31/2002            $   380,163            $   283,986
 8/31/2002            $   385,460            $   294,806
 9/30/2002            $   380,946            $   288,999
10/31/2002            $   381,201            $   288,016
11/30/2002            $   400,056            $   309,992
12/31/2002            $   400,266            $   313,805
 1/31/2003            $   402,378            $   325,478
 2/28/2003            $   405,796            $   329,839
 3/31/2003            $   416,531            $   340,922

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Salomon Smith Barney High Yield Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Salomon Smith Barney High Yield Market Index captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

HIGH YIELD BOND FUND

                                                         NUMBER
                                                        OF SHARES       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- 88.4%

AEROSPACE/DEFENSE-EQUIPMENT -- 0.2%
   Alliant Techsystems, Inc. 144A
    8.500%, 05/15/11                                      270,000   $    290,250
                                                                    ------------
AIRLINES -- 0.4%
   Delta Air Lines, Inc.
    7.700%, 12/15/05                                      895,000        528,050
                                                                    ------------
APPAREL MANUFACTURERS -- 2.0%
   Phillips Van-Heusen Corp. 144A
    9.500%, 05/01/08                                    1,220,000      1,271,850
   Russell Corp.
    9.250%, 05/01/10                                    1,090,000      1,177,200
                                                                    ------------
                                                                       2,449,050
                                                                    ------------
APPLIANCES -- 1.2%
   Salton, Inc.
    10.750%, 12/15/05                                   1,435,000      1,431,413
                                                                    ------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.9%
   Dura Operating Corp. Ser. D
    9.000%, 05/01/09                                      645,000        525,675
   Lear Corp.
    7.960%, 05/15/05                                      570,000        597,075
                                                                    ------------
                                                                       1,122,750
                                                                    ------------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 1.0%
   CSK Auto, Inc.
    12.000%, 06/15/06                                   1,120,000      1,215,200
                                                                    ------------
BEVERAGES-WINE/SPIRITS -- 0.9%
   Constellation Brands, Inc.
    8.500%, 03/01/09                                    1,000,000      1,055,000
                                                                    ------------
BROADCAST SERVICES/PROGRAMMING -- 1.5%
   Echostar DBS Corp. 144A
    9.375%, 02/01/09                                    1,685,000      1,794,525
                                                                    ------------
BUILDING-MAINTENANCE & SERVICE -- 1.2%
   Integrated Electrical Services,
    Inc. 144A Ser. C
    9.375%, 02/01/09                                    1,502,000      1,441,920
                                                                    ------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.0%
   Standard-Pacific Corp.
    9.500%, 09/15/10                                    1,085,000      1,160,950
                                                                    ------------
CABLE TV -- 3.3%
   CSC Holdings, Inc.
    7.250%, 07/15/08                                    1,620,000      1,595,700
   Directv Holding Finance
    8.375%, 03/15/13                                      495,000        545,737
   LodgeNet Entertainment Corp. 144A
    10.250%, 12/15/06                                   1,805,000      1,768,900
                                                                    ------------
                                                                       3,910,337
                                                                    ------------
CASINO HOTELS -- 0.9%
   Wynn Las Vegas LLC/Corp
    12.000%, 11/01/10                                   1,000,000   $  1,045,000
                                                                    ------------
CASINO SERVICES -- 1.4%
   Alliance Gaming Corp.
    10.000%, 08/01/07                                   1,615,000      1,691,713
                                                                    ------------
CELLULAR TELECOMMUNICATIONS -- 6.0%
   AT&T Wireless Services, Inc.
    8.125%, 05/01/12                                      680,000        769,631
   Crown Castle International Corp.
    10.750%, 08/01/11                                   2,060,000      2,008,500
   Nextel Communications, Inc.
    12.000%, 11/01/08                                     940,000      1,010,500
   Nextel Communications, Inc. 144A
    9.750%, 10/31/07                                      200,000        207,000
   Nextel Communications, Inc. 144A
    9.375%, 11/15/09                                      575,000        603,750
   Nextel Partners, Inc.
    11.000%, 03/15/10                                   1,600,000      1,568,000
   Triton PSC, Inc. 144A
    9.375%, 02/01/11                                    1,255,000      1,091,850
                                                                    ------------
                                                                       7,259,231
                                                                    ------------
COMMERCIAL SERVICES -- 1.1%
   Iron Mountain, Inc. 144A
    8.750%, 09/30/09                                    1,280,000      1,344,000
                                                                    ------------
COMPUTER SERVICES -- 0.6%
   Unisys Corp.
    8.125%, 06/01/06                                      690,000        733,988
                                                                    ------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.1%
   Central Garden & Pet Co. 144A
    9.125%, 02/01/13                                    1,315,000      1,374,175
                                                                    ------------
CONTAINERS-METAL/GLASS -- 1.6%
   Ball Corp. 144A
    6.875%, 12/15/12                                      820,000        845,625
   Owens Ill, Inc.
    7.850%, 05/15/04                                       95,000         95,238
   Owens Ill, Inc.
    8.100%, 05/15/07                                      975,000        950,625
                                                                    ------------
                                                                       1,891,488
                                                                    ------------
CONTAINERS-PAPER/PLASTIC -- 0.6%
   Constar International, Inc.
    11.000%, 12/01/12                                     700,000        707,000
                                                                    ------------
CRUISE LINES -- 1.7%
   Royal Caribbean Cruises, Ltd.
    8.750%, 02/02/11                                    2,180,000      2,065,550
                                                                    ------------
ELECTRIC-GENERATION -- 1.6%
   AES Corp.
    9.500%, 06/01/09                                    2,255,000      1,933,662
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER
                                                        OF SHARES       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS  (continued)

ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.1%
   Stoneridge, Inc.
    11.500%, 05/01/12                                   1,335,000   $  1,355,025
                                                                    ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.2%
   Fairchild Semiconductor Corp.
    10.500%, 02/01/09                                   1,320,000      1,478,400
                                                                    ------------
ELECTRONICS-MILITARY -- 0.7%
   L-3 Communication Corp.
    7.625%, 06/15/12                                      750,000        795,000
                                                                    ------------
FINANCE-OTHER SERVICES -- 0.9%
   ACME Intermediate Holdings Cl. B
    12.000%, 09/30/05                                     980,000      1,004,500
                                                                    ------------
FUNERAL SERVICES & RELATED ITEMS -- 0.5%
   Stewart Enterprises, Inc.
    10.750%, 07/01/08                                     600,000        657,750
                                                                    ------------
GAMBLING (NON-HOTEL) -- 1.4%
   Argosy Gaming Co.
    10.750%, 06/01/09                                   1,510,000      1,638,350
                                                                    ------------
HAZARDOUS WASTE DISPOSAL -- 0.3%
   Stericycle, Inc. Cl. B
    12.375%, 11/15/09                                     363,000        421,080
                                                                    ------------
INSTRUMENTS-SCIENTIFIC -- 1.0%
   Fisher Scientific International, Inc.
    8.125%, 05/01/12                                    1,135,000      1,208,775
                                                                    ------------
MEDICAL PRODUCTS -- 1.3%
   Hanger Orthopedic Group, Inc.
    10.375%, 02/15/09                                     345,000        369,150
   Hanger Orthopedic Group, Inc.
    11.250%, 06/15/09                                   1,075,000      1,139,500
                                                                    ------------
                                                                       1,508,650
                                                                    ------------
MEDICAL-DRUGS -- 0.9%
   Aaipharma, Inc.
    11.000%, 04/01/10                                   1,120,000      1,142,400
                                                                    ------------
MEDICAL-HOSPITALS -- 1.1%
   Triad Hospitals Holdings, Inc.
    144A Ser. B
    11.000%, 05/15/09                                   1,210,000      1,337,050
                                                                    ------------
MEDICAL-NURSING HOMES -- 2.6%
   Beverly Enterprises, Inc.
    9.000%, 02/15/06                                    1,625,000      1,397,500
   Extendicare Health Services, Inc.
    9.350%, 12/15/07                                    2,045,000      1,697,350
                                                                    ------------
                                                                       3,094,850
                                                                    ------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.2%
   Select Medical Corp.
    9.500%, 06/15/09                                    1,325,000   $  1,401,188
                                                                    ------------
METAL PROCESSORS & FABRICATION -- 1.2%
   Jarden Corp.
    9.750%, 05/01/12                                    1,365,000      1,426,425
                                                                    ------------
MONEYCENTER BANK -- 1.7%
   JP Morgan
    8.750%, 11/15/07                                    2,000,000      2,075,000
                                                                    ------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.4%
   Allied Waste North America, Inc.
    144A Ser. B
    10.000%, 08/01/09                                   1,655,000      1,717,062
                                                                    ------------
OFFICE AUTOMATION & EQUIPMENT -- 0.9%
   Xerox Corp.
    9.750%, 01/15/09                                    1,000,000      1,068,750
                                                                    ------------
OFFICE SUPPLIES & FORMS -- 0.9%
   Moore North America Finance 144A
    7.875%, 01/15/11                                    1,000,000      1,035,000
                                                                    ------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.3%
   Chesapeake Energy Corp. 144A
    7.500%, 09/15/13                                    1,195,000      1,221,887
   Nuevo Energy Co.
    9.500%, 06/01/08                                    1,395,000      1,436,850
   Stone Energy Corp.
    8.250%, 12/15/11                                      205,000        212,175
   Stone Container Corp.
    8.375%, 07/01/12                                      980,000      1,048,600
                                                                    ------------
                                                                       3,919,512
                                                                    ------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.9%
   Lone Star Technologies, Inc.
    9.000%, 06/01/11                                    1,085,000      1,095,850
                                                                    ------------
OIL REFINING & MARKETING -- 1.5%
   Clark Refining & Marketing, Inc.
    8.875%, 11/15/07                                      145,000        142,100
   Premco Refining Group, Inc. 144A
    9.500%, 02/01/13                                    1,530,000      1,644,750
                                                                    ------------
                                                                       1,786,850
                                                                    ------------
OPTICAL SUPPLIES -- 0.9%
   Advanced Medical Optics, Inc.
    9.250%, 07/15/10                                    1,000,000      1,040,000
                                                                    ------------
PAPER & RELATED PRODUCTS -- 1.7%
   Georgia-Pacific Corp. 144A
    9.375%, 02/01/13                                    1,940,000      2,046,700
                                                                    ------------
PIPELINES -- 1.3%
   Sonat, Inc.
    7.625%, 07/15/11                                    1,970,000      1,556,300
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER
                                                        OF SHARES       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS  (continued)

RACETRACKS -- 1.0%
   Penn National Gaming, Inc.
    11.125%, 03/01/08                                     250,000   $    270,000
   Penn National Gaming, Inc.
    8.875%, 03/15/10                                      865,000        882,300
                                                                    ------------
                                                                       1,152,300
                                                                    ------------
RADIO -- 2.1%
   Cumulus Media, Inc.
    10.375%, 07/01/08                                     430,000        457,950
   Salem Communications Holding
    Corp. 144A
    9.000%, 07/01/11                                      600,000        628,500
   Spanish Broadcasting Systems, Inc.
    9.625%, 11/01/09                                    1,345,000      1,392,075
                                                                    ------------
                                                                       2,478,525
                                                                    ------------
RECREATIONAL CENTERS -- 1.5%
   Bally Total Fitness Holdings Corp.
    Ser. D
    9.875%, 10/15/07                                    2,040,000      1,795,200
                                                                    ------------
REITS-HEALTH CARE -- 1.3%
   La Quinta Corp. 144A
    8.875%, 03/15/11                                    1,515,000      1,520,681
                                                                    ------------
RENTAL AUTO/EQUIPMENT -- 1.7%
   United Rentals, Inc. 144A Ser. B
    9.500%, 06/01/08                                    1,370,000      1,219,300
   United Rentals, Inc. 144A Ser. B
    9.000%, 04/01/09                                    1,000,000        860,000
                                                                    ------------
                                                                       2,079,300
                                                                    ------------
RESORTS/THEME PARKS -- 1.1%
   Premier Parks, Inc.
    9.750%, 06/15/07                                    1,355,000      1,314,350
                                                                    ------------
RETAIL-APPAREL/SHOE -- 0.4%
   Mothers Work, Inc.
    11.250%, 08/01/10                                     390,000        424,125
                                                                    ------------
RETAIL-ARTS & CRAFTS -- 0.8%
   Michaels Stores, Inc.
    9.250%, 07/01/09                                      910,000        991,900
                                                                    ------------
RETAIL-AUTO PARTS -- 1.4%
   Advance Stores Co., Inc.
    10.250%, 04/15/08                                   1,655,000      1,739,819
                                                                    ------------
RETAIL-AUTOMOBILE -- 1.2%
   United Auto Group
    9.625%, 03/15/12                                    1,460,000      1,423,500
                                                                    ------------
RETAIL-DISCOUNT -- 1.6%
   Tuesday Morning Corp. 144A
    11.000%, 12/15/07                                   1,849,000      1,916,026
                                                                    ------------
RETAIL-DRUG STORE -- 1.3%
   Rite Aid Corp.
    11.250%, 07/01/08                                   1,520,000   $  1,504,800
                                                                    ------------
RETAIL-HYPERMARKETS -- 0.1%
   Jo-Ann Stores, Inc.
    10.375%, 05/01/07                                     115,000        121,325
                                                                    ------------
RETAIL-MAJOR DEPARTMENT STORES -- 0.9%
   J.C. Penney Co., Inc.
    7.600%, 04/01/07                                    1,000,000      1,025,000
                                                                    ------------
RETAIL-RESTAURANTS -- 1.6%
   Foodmaker, Inc. 144A
    8.375%, 04/15/08                                      635,000        653,256
   Tricon Global Restaurants, Inc.
    8.875%, 04/15/11                                    1,095,000      1,234,613
                                                                    ------------
                                                                       1,887,869
                                                                    ------------
RETAIL-VIDEO RENTAL -- 1.4%
   Hollywood Entertainment Corp.
    9.625%, 03/15/11                                    1,620,000      1,688,850
                                                                    ------------
RETAIL-VISION SERVICE CENTER -- 0.1%
   Cole National Group, Inc.
    8.625%, 08/15/07                                      170,000        154,700
                                                                    ------------
SEMICONDUCTOR EQUIPMENT -- 2.6%
   Amkor Technology, Inc.
    10.500%, 05/01/09                                   1,680,000      1,596,000
   Amkor Technonlgy, Inc.
    9.250%, 05/01/06                                    1,605,000      1,572,900
                                                                    ------------
                                                                       3,168,900
                                                                    ------------
STEEL-PRODUCERS -- 1.2%
   AK Steel Corp.
    7.750%, 06/15/12                                    1,600,000      1,464,000
                                                                    ------------
TELECOMMUNICATIONS SERVICES -- 1.6%
   Pac West Telecom, Inc. 144A
    13.500%, 02/01/09                                     190,000         93,100
   Time Warner Telecom, Inc. 144A
    10.125%, 02/01/11                                   2,395,000      1,892,050
                                                                    ------------
                                                                       1,985,150
                                                                    ------------
TELEVISION -- 1.0%
   Sinclair Broadcast Group, Inc.
    8.750%, 12/15/11                                    1,160,000      1,232,500
                                                                    ------------
TEXTILE-HOME FURNISHINGS -- 0.6%
   Interface, Inc.
    9.500%, 11/15/05                                      225,000        184,500
   Interface, Inc.
    10.375%, 02/01/10                                     655,000        582,950
                                                                    ------------
                                                                         767,450
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER
                                                        OF SHARES       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS  (continued)

TOYS -- 0.6%
   Hasbro, Inc.
    8.500%, 03/15/06                                      670,000   $    718,575
                                                                    ------------
VETERINARY DIAGNOSTICS -- 1.2%
   Vicar Operating, Inc.
    9.875%, 12/01/09                                    1,265,000      1,385,175
                                                                    ------------
TOTAL CORPORATE BONDS
   (Cost: $103,488,615)                                              106,195,739
                                                                    ------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 5.0%

CONTAINERS-METAL/GLASS -- 0.8%
   Crown Euro Holding SA 144A
    10.875%, 03/01/13                                $  1,000,000      1,011,250
                                                                    ------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.2%
   Flextronics International, Ltd. 144A
    9.875%, 07/01/10                                    1,325,000      1,469,094
                                                                    ------------
MOTION PICTURES & SERVICES -- 1.2%
   Alliance Atlantis Communications,
    Inc. 144A
    13.000%, 12/15/09                                   1,295,000      1,453,637
                                                                    ------------
RESORTS/THEME PARKS -- 0.3%
   Intrawest Corp.
    10.500%, 02/01/10                                     281,000        301,372
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
   Nortel Networks, Ltd.
    6.125%, 02/15/06                                    1,980,000      1,806,750
                                                                    ------------
TOTAL FOREIGN CORPORATE BONDS
   (Cost: $5,700,923)                                                  6,042,103
                                                                    ------------

TIME DEPOSIT-- 3.3%

   Wells Fargo Bank Nassau
    0.790%, 04/01/03
    (Cost: $4,000,174)                                  4,000,174      4,000,174
                                                                    ------------
TOTAL INVESTMENTS -- 96.7%
   (Cost: $113,189,712)                                              116,238,016
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.3%                          3,944,125
                                                                    ------------
NET ASSETS -- 100.0%                                                $120,182,141
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      (This page intentionally left blank)

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a share outstanding during the period indicated

                                                   NET ASSET          NET            NET REALIZED     TOTAL FROM
                                                     VALUE,        INVESTMENT       AND UNREALIZED    INVESTMENT
                                                   BEGINNING   INCOME (LOSS) (2)     GAINS (LOSS)     OPERATIONS
GLOBAL EQUITY FUNDS

WORLDWIDE GROWTH
   For the year ended 03/31/03                     $   13.96       $   0.02           $   (4.05)      $    (4.03)
   For the year ended 03/31/02                         15.79          (0.01)              (1.82)           (1.83)
   For the year ended 03/31/01                         38.70          (0.09)             (16.13)          (16.22)
   For the period 5/7/99 through 3/31/00               23.77          (0.14)              15.07            14.93
   For the period 4/1/99 through 5/7/99 (1)            22.26          (0.02)               1.53             1.51
   For the year ended 3/31/99                          17.90           0.67                5.16             5.83
   For the year ended 3/31/98                          14.21           0.25                4.56             4.81
GLOBAL SELECT
   For the year ended 03/31/03                     $   13.67       $  (0.02)          $   (3.39)      $    (3.41)
   For the year ended 03/31/02                         12.86          (0.06)               0.87             0.81
   For the year ended 03/31/01                         31.91          (0.06)             (10.00)          (10.06)
   For the year ended 3/31/00                          20.48          (0.21)              19.90            19.69
   For the year ended 3/31/99                          14.81          (0.05)               5.86             5.81
   9/30/97 (commenced) to 3/31/98                      12.50             --                2.31             2.31

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                     $   17.17       $   0.12           $   (4.46)      $    (4.34)
   For the year ended 03/31/02                         19.21           0.06               (2.10)           (2.04)
   For the year ended 03/31/01                         31.88           0.04              (11.29)          (11.25)
   For the period 5/7/99 through 3/31/00               20.61          (0.09)              11.38            11.29
   For the period 4/1/99 through 5/7/99 (1)            19.73          (0.02)               0.90             0.88
   For the year ended 3/31/99                          18.55             --                1.18             1.18
   For the year ended 3/31/98                          14.13          (0.02)               5.12             5.10
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/03                     $   22.72       $   0.07           $   (5.40)      $    (5.33)
   For the year ended 03/31/02                         24.38           0.09               (1.75)           (1.66)
   For the year ended 03/31/01                         51.19          (0.09)             (17.92)          (18.01)
   For the period 5/7/99 through 3/31/00               22.38          (0.24)              29.26            29.02
   For the period 4/1/99 through 5/7/99 (1)            21.12          (0.01)               1.27             1.26
   For the year ended 3/31/99                          18.45           0.03                3.22             3.25
   For the year ended 3/31/98                          17.02          (0.13)               5.50             5.37

                                                       DISTRIBUTIONS FROM:
                                                   ---------------------------
                                                       NET            NET
                                                   INVESTMENT       REALIZED            TOTAL
                                                     INCOME      CAPITAL GAINS      DISTRIBUTIONS
GLOBAL EQUITY FUNDS

WORLDWIDE GROWTH
   For the year ended 03/31/03                     $      --       $     --           $      --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (6.69)              (6.69)
   For the period 5/7/99 through 3/31/00                  --             --                  --
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                          (0.64)         (0.83)              (1.47)
   For the year ended 3/31/98                             --          (1.12)              (1.12)
GLOBAL SELECT
   For the year ended 03/31/03                     $      --       $     --           $      --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (8.99)              (8.99)
   For the year ended 3/31/00                             --          (8.26)              (8.26)
   For the year ended 3/31/99                             --          (0.14)              (0.14)
   9/30/97 (commenced) to 3/31/98                         --             --                  --

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                     $      --       $     --           $      --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (1.42)              (1.42)
   For the period 5/7/99 through 3/31/00               (0.02)            --               (0.02)
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                             --             --                  --
   For the year ended 3/31/98                             --          (0.68)              (0.68)
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/03                     $      --       $     --           $      --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                         (0.13)         (8.67)              (8.80)
   For the period 5/7/99 through 3/31/00                  --          (0.21)              (0.21)
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                             --          (0.58)              (0.58)
   For the year ended 3/31/98                             --          (3.94)              (3.94)

                                                   NET ASSET
                                                     VALUE,             TOTAL
                                                     ENDING          RETURN (3)
GLOBAL EQUITY FUNDS

WORLDWIDE GROWTH
   For the year ended 03/31/03                     $    9.93          (28.87%)
   For the year ended 03/31/02                         13.96          (11.59%)
   For the year ended 03/31/01                         15.79          (46.19%)
   For the period 5/7/99 through 3/31/00               38.70           62.81%
   For the period 4/1/99 through 5/7/99 (1)            23.77            6.78%
   For the year ended 3/31/99                          22.26           34.28%
   For the year ended 3/31/98                          17.90           35.08%
GLOBAL SELECT
   For the year ended 03/31/03                     $   10.26          (24.95%)
   For the year ended 03/31/02                         13.67            6.30%
   For the year ended 03/31/01                         12.86          (36.33%)
   For the year ended 3/31/00                          31.91          110.64%
   For the year ended 3/31/99                          20.48           39.55%
   9/30/97 (commenced) to 3/31/98                      14.81           18.48%

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                     $   12.83          (25.28%)
   For the year ended 03/31/02                         17.17          (10.62%)
   For the year ended 03/31/01                         19.21          (35.99%)
   For the period 5/7/99 through 3/31/00               31.88           54.78%
   For the period 4/1/99 through 5/7/99 (1)            20.61            4.46%
   For the year ended 3/31/99                          19.73            6.43%
   For the year ended 3/31/98                          18.55           36.91%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/03                     $   17.39          (23.46%)
   For the year ended 03/31/02                         22.72           (6.81%)
   For the year ended 03/31/01                         24.38          (37.80%)
   For the period 5/7/99 through 3/31/00               51.19          130.09%
   For the period 4/1/99 through 5/7/99 (1)            22.38            5.97%
   For the year ended 3/31/99                          21.12           17.97%
   For the year ended 3/31/98                          18.45           37.02%

                                                                         RATIOS TO AVERAGE NET ASSETS (4)
                                                   ----------------------------------------------------------------------------
                                                        NET                      EXPENSES          EXPENSE
                                                     INVESTMENT       TOTAL       NET OF      (REIMBURSEMENTS)/        NET
                                                   INCOME (LOSS)     EXPENSES     OFFSETS         RECOUPMENT       EXPENSES (5)
GLOBAL EQUITY FUNDS

WORLDWIDE GROWTH
   For the year ended 03/31/03                         0.15%          1.54%         1.52%           (0.37%)           1.15%(6)
   For the year ended 03/31/02                        (0.10%)         1.43%         1.43%           (0.08%)           1.35%
   For the year ended 03/31/01                        (0.30%)         1.34%         1.34%            0.01%            1.35%
   For the period 5/7/99 through 3/31/00              (0.54%)         1.42%         1.42%           (0.05%)           1.37%
   For the period 4/1/99 through 5/7/99 (1)           (0.84%)         1.29%         1.29%              --             1.29%
   For the year ended 3/31/99                          0.19%          1.51%         1.51%           (0.17%)           1.34%
   For the year ended 3/31/98                         (0.31%)         1.87%         1.87%           (0.51%)           1.36%
GLOBAL SELECT
   For the year ended 03/31/03                        (0.16%)         1.42%         1.40%           (0.27%)           1.13%(6)
   For the year ended 03/31/02                        (0.43%)         1.37%         1.37%           (0.14%)           1.23%
   For the year ended 03/31/01                        (0.21%)         1.78%         1.78%           (0.48%)           1.30%
   For the year ended 3/31/00                         (0.81%)         1.82%         1.82%           (0.49%)           1.33%
   For the year ended 3/31/99                         (0.31%)         3.14%         3.14%           (1.81%)           1.33%
   9/30/97 (commenced) to 3/31/98                     (0.06%)         2.14%         2.14%           (0.94%)           1.20%

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                         0.76%          1.46%         1.44%           (0.21%)           1.23%(6)
   For the year ended 03/31/02                         0.32%          1.36%         1.36%            0.01%            1.37%
   For the year ended 03/31/01                         0.15%          1.32%         1.32%            0.08%            1.40%
   For the period 5/7/99 through 3/31/00              (0.36%)         1.38%         1.38%            0.02%            1.40%
   For the period 4/1/99 through 5/7/99 (1)           (0.97%)         1.39%         1.39%              --             1.39%
   For the year ended 3/31/99                         (0.01%)         1.59%         1.59%           (0.24%)           1.35%
   For the year ended 3/31/98                         (0.12%)         1.92%         1.92%           (0.51%)           1.41%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/03                         0.36%          1.54%         1.52%           (0.10%)           1.42%(6)
   For the year ended 03/31/02                         0.40%          1.42%         1.42%           (0.01%)           1.41%
   For the year ended 03/31/01                        (0.24%)         1.37%         1.37%            0.05%            1.42%
   For the period 5/7/99 through 3/31/00              (0.73%)         1.45%         1.45%           (0.04%)           1.41%
   For the period 4/1/99 through 5/7/99 (1)           (0.37%)         1.39%         1.39%              --             1.39%
   For the year ended 3/31/99                         (0.30%)         1.53%         1.53%           (0.15%)           1.38%
   For the year ended 3/31/98                         (0.91%)         1.94%         1.94%           (0.53%)           1.41%

                                                     FUND'S
                                                   PORTFOLIO       NET ASSETS,
                                                    TURNOVER          ENDING
                                                      RATE          (IN 000's)
GLOBAL EQUITY FUNDS

WORLDWIDE GROWTH
   For the year ended 03/31/03                        240%         $    41,918
   For the year ended 03/31/02                        280%              78,375
   For the year ended 03/31/01                        204%              98,718
   For the period 5/7/99 through 3/31/00              168%             188,731
   For the period 4/1/99 through 5/7/99 (1)            21%             108,457
   For the year ended 3/31/99                         247%              74,523
   For the year ended 3/31/98                         202%              11,686
GLOBAL SELECT
   For the year ended 03/31/03                        230%(8)      $    69,776
   For the year ended 03/31/02                        401%              41,219
   For the year ended 03/31/01                        440%              15,023
   For the year ended 3/31/00                         348%              24,742
   For the year ended 3/31/99                         419%              10,414
   9/30/97 (commenced) to 3/31/98                     238%               7,320

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                        203%         $    88,029
   For the year ended 03/31/02                        232%             214,920
   For the year ended 03/31/01                        234%             215,602
   For the period 5/7/99 through 3/31/00              171%             303,536
   For the period 4/1/99 through 5/7/99 (1)            30%             117,365
   For the year ended 3/31/99                         214%             107,890
   For the year ended 3/31/98                         274%              32,305
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/03                        129%         $    65,351
   For the year ended 03/31/02                        168%             144,429
   For the year ended 03/31/01                        160%             193,934
   For the period 5/7/99 through 3/31/00              151%             270,159
   For the period 4/1/99 through 5/7/99 (1)            23%              71,738
   For the year ended 3/31/99                         146%              69,077
   For the year ended 3/31/98                         198%              42,851

----------
(1) Unaudited.
(2) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.
(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease/(increase) net investment income (loss) ratios had such reductions not occurred.
(5) Net expenses include certain items not subject to expense reimbursement.
(6) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the Worldwide Growth, Global Select, International Core Growth, Emerging Countries, U.S. Large Cap Select Growth, Growth Discovery, Large Cap Value and High Yield do not exceed 1.35%, 1.20%, 1.40%, 1.65%, 1.00%, 1.56%, 1.00% and 0.75% for the period
    4/1/02 to 6/30/02, 1.00%, 1.05%, 1.15%,1.50%, 0.90% 1.56%, 0.85% and 0.75%
    for the period 7/1/02 to 1/21/03, 1.25%, 1.10%, 1.15%, 1.65%, 1.00%, 1.40%,
    1.00%, 0.80% for the period 1/22/03 to 3/31/03, respectively. International Growth Opportunities, International Structured, U.S. Equity Growth, Emerging Growth, Value Opportunities and Convertible had rates throughout the year of 1.40%, 1.25%, 1.00%, 1.25%, 1.30% and 1.00%, respectively.
(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund's expense cap.
(8) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   NET ASSET          NET            NET REALIZED     TOTAL FROM
                                                     VALUE,        INVESTMENT       AND UNREALIZED    INVESTMENT
                                                   BEGINNING   INCOME (LOSS) (2)     GAINS (LOSS)     OPERATIONS
INTERNATIONAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL STRUCTURED
   For the year ended 03/31/03                     $   11.30       $   0.13           $   (1.56)      $    (1.43)
   For the year ended 03/31/02                         12.50           0.09               (1.22)           (1.13)
EMERGING COUNTRIES
   For the year ended 03/31/03                     $   12.13       $   0.02           $   (3.45)      $    (3.43)
   For the year ended 03/31/02                         11.20           0.04                0.89             0.93
   For the year ended 03/31/01                         23.69          (0.02)             (10.84)          (10.86)
   For the period 5/7/99 through 3/31/00               15.88          (0.10)               7.91             7.81
   For the period 4/1/99 through 5/7/99 (1)            13.44          (0.02)               2.46             2.44
   For the year ended 3/31/99                          17.15          (0.01)              (3.63)           (3.64)
   For the year ended 3/31/98                          17.45           0.09                1.23             1.32

U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                     $   18.08       $  (0.05)          $   (5.30)      $    (5.35)
   For the year ended 03/31/02                         22.61          (0.11)              (4.42)           (4.53)
   For the year ended 03/31/01                         49.86          (0.19)             (26.03)          (26.22)
   For the period 5/7/99 through 3/31/00               29.18          (0.14)              20.82            20.68
   For the period 4/1/99 through 5/7/99 (1)            26.89          (0.01)               2.30             2.29
   For the year ended 3/31/99                          16.50           0.01               10.53            10.54
   For the year ended 3/31/98                          13.00          (0.02)               7.55             7.53
US EQUITY GROWTH
   For the year ended 03/31/03                     $   11.40       $  (0.06)          $   (3.40)      $    (3.46)
   For the year ended 03/31/02                         13.60          (0.09)              (2.11)           (2.20)
   For the year ended 03/31/01                         41.51          (0.20)             (19.98)          (20.18)
   For the period 5/7/99 through 3/31/00               19.44          (0.15)              22.22            22.07
   For the period 4/1/99 through 5/7/99 (1)            19.17          (0.01)               0.28             0.27
   For the year ended 3/31/99                          17.16          (0.10)               2.76             2.66
   For the year ended 3/31/98                          15.39          (0.07)               6.00             5.93
EMERGING GROWTH
   For the year ended 03/31/03                     $    9.59       $  (0.07)          $   (3.20)      $    (3.27)
   For the year ended 03/31/02                          9.57          (0.04)               0.06             0.02
   For the year ended 03/31/01                         27.03          (0.01)             (12.37)          (12.38)
   For the period 5/7/99 through 3/31/00               14.02          (0.12)              13.51            13.39
   For the period 4/1/99 through 5/7/99 (1)            13.53          (0.01)               0.50             0.49
   For the year ended 3/31/99                          14.17          (0.14)               0.17             0.03
   For the year ended 3/31/98                          11.06          (0.03)               5.10             5.07

                                                       DISTRIBUTIONS FROM:
                                                   ---------------------------
                                                       NET            NET
                                                   INVESTMENT       REALIZED            TOTAL
                                                     INCOME      CAPITAL GAINS      DISTRIBUTIONS
INTERNATIONAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL STRUCTURED
   For the year ended 03/31/03                     $   (0.89)      $     --           $   (0.89)
   For the year ended 03/31/02                         (0.07)            --               (0.07)
EMERGING COUNTRIES
   For the year ended 03/31/03                            --             --                  --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (1.63)              (1.63)
   For the period 5/7/99 through 3/31/00                  --             --                  --
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                             --          (0.07)              (0.07)
   For the year ended 3/31/98                             --          (1.62)              (1.62)

U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                     $      --       $     --                  --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (1.03)              (1.03)
   For the period 5/7/99 through 3/31/00                  --             --                  --
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                             --          (0.15)              (0.15)
   For the year ended 3/31/98                             --          (4.03)              (4.03)
US EQUITY GROWTH
   For the year ended 03/31/03                     $      --       $     --           $      --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (7.73)              (7.73)
   For the period 5/7/99 through 3/31/00                  --             --                  --
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                             --          (0.65)              (0.65)
   For the year ended 3/31/98                             --          (4.16)              (4.16)
EMERGING GROWTH
   For the year ended 03/31/03                     $      --       $     --           $      --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (5.08)              (5.08)
   For the period 5/7/99 through 3/31/00                  --          (0.38)              (0.38)
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                             --          (0.67)              (0.67)
   For the year ended 3/31/98                             --          (1.96)              (1.96)

                                                   NET ASSET
                                                     VALUE,                          TOTAL
                                                     ENDING                        RETURN (3)
INTERNATIONAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL STRUCTURED
   For the year ended 03/31/03                     $    8.98                        (19.81%)
   For the year ended 03/31/02                         11.30                         (9.02%)
EMERGING COUNTRIES
   For the year ended 03/31/03                     $    8.70                        (28.28%)
   For the year ended 03/31/02                         12.13                          8.30%
   For the year ended 03/31/01                         11.20                        (46.75%)
   For the period 5/7/99 through 3/31/00               23.69                         49.18%
   For the period 4/1/99 through 5/7/99 (1)            15.88                         18.07%
   For the year ended 3/31/99                          13.44                        (21.22%)
   For the year ended 3/31/98                          17.15                          8.77%

U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                     $   12.73                        (29.59%)
   For the year ended 03/31/02                         18.08                        (20.04%)
   For the year ended 03/31/01                         22.61                        (53.26%)
   For the period 5/7/99 through 3/31/00               49.86                         70.86%
   For the period 4/1/99 through 5/7/99 (1)            29.18                          8.52%
   For the year ended 3/31/99                          26.89                         64.28%
   For the year ended 3/31/98                          16.50                         63.32%
US EQUITY GROWTH
   For the year ended 03/31/03                     $    7.94                        (30.35%)
   For the year ended 03/31/02                         11.40                        (16.18%)
   For the year ended 03/31/01                         13.60                        (53.95%)
   For the period 5/7/99 through 3/31/00               41.51                        113.48%
   For the period 4/1/99 through 5/7/99 (1)            19.44                          1.41%
   For the year ended 3/31/99                          19.17                         16.09%
   For the year ended 3/31/98                          17.16                         42.49%
EMERGING GROWTH
   For the year ended 03/31/03                     $    6.32                        (34.10%)
   For the year ended 03/31/02                          9.59                          0.21%
   For the year ended 03/31/01                          9.57                        (49.55%)
   For the period 5/7/99 through 3/31/00               27.03                         96.49%
   For the period 4/1/99 through 5/7/99 (1)            14.02                          3.70%
   For the year ended 3/31/99                          13.53                          1.03%
   For the year ended 3/31/98                          14.17                         47.38%

                                                                         RATIOS TO AVERAGE NET ASSETS (4)
                                                   ----------------------------------------------------------------------------
                                                        NET                      EXPENSES         EXPENSE
                                                     INVESTMENT       TOTAL       NET OF     (REIMBURSEMENTS)/         NET
                                                   INCOME (LOSS)     EXPENSES     OFFSETS        RECOUPMENT        EXPENSES (5)
INTERNATIONAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL STRUCTURED
   For the year ended 03/31/03                          1.33%          2.40%       2.39%           (1.19%)           1.20%(6)
   For the year ended 03/31/02                          0.88%         15.82%      15.82%          (14.46%)           1.36%
EMERGING COUNTRIES
   For the year ended 03/31/03                          0.19%          2.25%       2.22%           (0.42%)           1.80%(6)
   For the year ended 03/31/02                          0.35%          1.89%       1.89%           (0.20%)           1.69%
   For the year ended 03/31/01                         (0.11%)         1.72%       1.72%           (0.04%)           1.68%
   For the period 5/7/99 through 3/31/00               (0.62%)         1.77%       1.77%           (0.10%)           1.67%
   For the period 4/1/99 through 5/7/99 (1)            (1.22%)         1.64%       1.64%              --             1.64%
   For the year ended 3/31/99                           0.11%          1.97%       1.97%           (0.30%)           1.67%
   For the year ended 3/31/98                           1.15%          2.02%       2.02%           (0.36%)           1.66%

U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                         (0.34%)         1.27%       1.25%           (0.30%)           0.95%(6)
   For the year ended 03/31/02                         (0.54%)         1.09%       1.09%           (0.09%)           1.00%
   For the year ended 03/31/01                         (0.51%)         1.09%       1.09%           (0.09%)           1.00%
   For the period 5/7/99 through 3/31/00               (0.44%)         1.20%       1.20%           (0.19%)           1.01%
   For the period 4/1/99 through 5/7/99 (1)            (0.40%)         0.98%       0.98%              --             0.98%
   For the year ended 3/31/99                          (0.01%)         1.63%       1.63%           (0.65%)           0.98%
   For the year ended 3/31/98                          (0.17%)         3.67%       3.67%           (2.66%)           1.01%
US EQUITY GROWTH
   For the year ended 03/31/03                         (0.72%)         1.22%       1.20%           (0.20%)           1.00%(6)
   For the year ended 03/31/02                         (0.70%)         1.08%       1.08%           (0.07%)           1.01%
   For the year ended 03/31/01                         (0.68%)         1.03%       1.03%           (0.03%)           1.00%
   For the period 5/7/99 through 3/31/00               (0.60%)         1.09%       1.09%           (0.08%)           1.01%
   For the period 4/1/99 through 5/7/99 (1)            (0.70%)         0.99%       0.99%              --             0.99%
   For the year ended 3/31/99                          (0.44%)         1.04%       1.04%           (0.08%)           0.96%
   For the year ended 3/31/98                          (0.72%)         1.19%       1.19%           (0.22%)           0.97%
EMERGING GROWTH
   For the year ended 03/31/03                         (0.96%)         1.45%       1.43%           (0.17%)           1.26%(6)
   For the year ended 03/31/02                         (0.46%)         1.34%       1.34%           (0.12%)           1.22%(7)
   For the year ended 03/31/01                         (0.07%)         1.30%       1.30%           (0.12%)           1.18%
   For the period 5/7/99 through 3/31/00               (0.68%)         1.38%       1.38%           (0.19%)           1.19%
   For the period 4/1/99 through 5/7/99 (1)            (0.87%)         1.17%       1.17%              --             1.17%
   For the year ended 3/31/99                          (0.71%)         1.35%       1.35%           (0.10%)           1.25%
   For the year ended 3/31/98                          (1.16%)         1.44%       1.44%           (0.25%)           1.19%

                                                     FUND'S
                                                   PORTFOLIO                NET ASSETS,
                                                    TURNOVER                  ENDING
                                                      RATE                  (IN 000's)
INTERNATIONAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL STRUCTURED
   For the year ended 03/31/03                        282%                  $     5,581
   For the year ended 03/31/02                        244%                          910
EMERGING COUNTRIES
   For the year ended 03/31/03                        222%                  $    49,526
   For the year ended 03/31/02                        260%                      117,070
   For the year ended 03/31/01                        244%                      140,538
   For the period 5/7/99 through 3/31/00              180%                      300,085
   For the period 4/1/99 through 5/7/99 (1)            34%                      178,902
   For the year ended 3/31/99                         213%                      140,318
   For the year ended 3/31/98                         243%                       88,063

U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                        193%                  $    18,328
   For the year ended 03/31/02                        224%                       57,769
   For the year ended 03/31/01                        160%                       60,882
   For the period 5/7/99 through 3/31/00              154%                       37,982
   For the period 4/1/99 through 5/7/99 (1)            18%                        6,043
   For the year ended 3/31/99                         253%                        5,940
   For the year ended 3/31/98                         306%                        2,556
US EQUITY GROWTH
   For the year ended 03/31/03                        206%                  $    42,084
   For the year ended 03/31/02                        154%                      110,347
   For the year ended 03/31/01                        186%                      113,952
   For the period 5/7/99 through 3/31/00              110%                      252,377
   For the period 4/1/99 through 5/7/99 (1)            25%                      128,710
   For the year ended 3/31/99                         154%                      165,014
   For the year ended 3/31/98                         200%                      169,412
EMERGING GROWTH
   For the year ended 03/31/03                        118%                  $    36,756
   For the year ended 03/31/02                        138%                      173,053
   For the year ended 03/31/01                        120%                      138,022
   For the period 5/7/99 through 3/31/00               84%                      276,556
   For the period 4/1/99 through 5/7/99 (1)            18%                      197,120
   For the year ended 3/31/99                          90%                      213,149
   For the year ended 3/31/98                          92%                      257,599

----------
(1) Unaudited.
(2) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.
(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5) Net expenses include certain items not subject to expense reimbursement.
(6) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the Worldwide Growth, Global Select, International Core Growth, Emerging Countries, U.S. Large Cap Select Growth, Growth Discovery, Large Cap Value and High Yield do not exceed 1.35%, 1.20%, 1.40%, 1.65%, 1.00%, 1.56%, 1.00% and 0.75% for the period
    4/1/02 to 6/30/02, 1.00%, 1.05%, 1.15%,1.50%, 0.90% 1.56%, 0.85% and 0.75%
    for the period 7/1/02 to 1/21/03, 1.25%, 1.10%, 1.15%, 1.65%, 1.00%, 1.40%,
    1.00%, 0.80% for the period 1/22/03 to 3/31/03, respectively. International Growth Opportunities, International Structured, U.S. Equity Growth, Emerging Growth, Value Opportunities and Convertible had rates throughout the year of 1.40%, 1.25%, 1.00%, 1.25%, 1.30% and 1.00%, respectively.
(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund's expense cap.
(8) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   NET ASSET          NET            NET REALIZED     TOTAL FROM
                                                     VALUE,        INVESTMENT       AND UNREALIZED    INVESTMENT
                                                   BEGINNING   INCOME (LOSS) (2)     GAINS (LOSS)     OPERATIONS
U.S. EQUITY FUNDS -- CONTINUED

GROWTH DISCOVERY
   For the year ended 03/31/03                     $   10.88       $  (0.12)          $   (3.32)      $    (3.44)
   For the year ended 03/31/02                          9.05          (0.13)               1.96             1.83
   For the year ended 03/31/01                         42.54          (0.14)             (17.58)          (17.72)
   For the year ended 3/31/00                          20.24          (0.35)              27.92            27.57
   For the year ended 3/31/99                          25.05          (0.42)              (3.05)           (3.47)
   For the year ended 3/31/98                          15.94          (0.17)              10.93            10.76
LARGE CAP VALUE
   For the year ended 03/31/03                     $   24.46       $   0.25           $   (6.20)      $    (5.95)
   For the year ended 03/31/02                         23.42           0.22                1.24             1.46
   For the year ended 03/31/01                         21.74           0.24                1.64             1.88
   For the period 5/7/99 through 3/31/00               22.99           0.18               (1.30)           (1.12)
   For the period 4/1/99 through 5/7/99 (1)            20.90          (0.01)               2.10             2.09
   For the year ended 3/31/99                          21.90           0.13                0.80             0.93
   For the year ended 3/31/98                          15.06             --                8.27             8.27
VALUE OPPORTUNITIES
   For the year ended 03/31/03                     $   15.62       $   0.07           $   (3.29)      $    (3.22)
   For the year ended 03/31/02                         12.50           0.10                3.06             3.16
CONVERTIBLE
   For the year ended 03/31/03                     $   21.35       $   0.63           $   (3.55)      $    (2.92)
   For the year ended 03/31/02                         23.14           0.64               (1.69)           (1.05)
   For the year ended 03/31/01                         33.67           0.70               (8.94)           (8.24)
   For the period 5/7/99 through 3/31/00               22.21           0.49               11.44            11.93
   For the period 4/1/99 through 5/7/99 (1)            21.53           0.05                0.63             0.68
   For the year ended 3/31/99                          18.64           0.50                3.11             3.61
   For the year ended 3/31/98                          14.97           0.47                4.20             4.67

U.S. FIXED INCOME FUNDS

HIGH YIELD BOND
   For the period ended 03/31/03                   $    9.88       $   0.83           $   (0.23)      $     0.60
   For the year ended 03/31/02                         10.82           0.93               (0.91)            0.02
   For the year ended 03/31/01                         11.95           1.31               (1.22)            0.09
   For the period 5/7/99 through 3/31/00               12.58           1.05               (0.64)            0.41
   For the period 4/1/99 through 5/7/99 (1)            12.37           0.13                0.18             0.31
   For the year ended 3/31/99                          13.46           1.25               (1.06)            0.19
   For the year ended 3/31/98                          13.20           1.11                2.02             3.13

                                                       DISTRIBUTIONS FROM:
                                                   ---------------------------
                                                       NET            NET
                                                   INVESTMENT       REALIZED            TOTAL
                                                     INCOME      CAPITAL GAINS      DISTRIBUTIONS
U.S. EQUITY FUNDS -- CONTINUED

GROWTH DISCOVERY
   For the year ended 03/31/03                     $      --       $     --           $      --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --         (15.77)             (15.77)
   For the year ended 3/31/00                             --          (5.27)              (5.27)
   For the year ended 3/31/99                             --          (1.34)              (1.34)
   For the year ended 3/31/98                             --          (1.65)              (1.65)
LARGE CAP VALUE
   For the year ended 03/31/03                     $   (0.31)      $     --           $   (0.31)
   For the year ended 03/31/02                         (0.05)         (0.37)              (0.42)
   For the year ended 03/31/01                         (0.20)            --               (0.20)
   For the period 5/7/99 through 3/31/00               (0.13)            --               (0.13)
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                          (0.12)         (1.81)              (1.93)
   For the year ended 3/31/98                             --          (1.43)              (1.43)
VALUE OPPORTUNITIES
   For the year ended 03/31/03                     $   (0.12)      $  (2.05)          $   (2.17)
   For the year ended 03/31/02                         (0.04)            --               (0.04)
CONVERTIBLE
   For the year ended 03/31/03                     $   (0.71)      $     --               (0.71)
   For the year ended 03/31/02                         (0.74)            --               (0.74)
   For the year ended 03/31/01                         (0.66)         (1.63)              (2.29)
   For the period 5/7/99 through 3/31/00               (0.47)            --               (0.47)
   For the period 4/1/99 through 5/7/99 (1)               --             --                  --
   For the year ended 3/31/99                          (0.54)         (0.18)              (0.72)
   For the year ended 3/31/98                          (0.47)         (0.53)              (1.00)

U.S. FIXED INCOME FUNDS

HIGH YIELD BOND
   For the period ended 03/31/03                   $   (0.83)      $     --           $   (0.83)
   For the year ended 03/31/02                         (0.96)            --               (0.96)
   For the year ended 03/31/01                         (1.22)            --               (1.22)
   For the period 5/7/99 through 3/31/00               (1.04)            --               (1.04)
   For the period 4/1/99 through 5/7/99 (1)            (0.10)            --               (0.10)
   For the year ended 3/31/99                          (1.28)            --               (1.28)
   For the year ended 3/31/98                          (1.15)         (1.72)              (2.87)

                                                   NET ASSET
                                                     VALUE,                 TOTAL
                                                     ENDING               RETURN (3)
U.S. EQUITY FUNDS -- CONTINUED

GROWTH DISCOVERY
   For the year ended 03/31/03                     $    7.44               (31.62%)
   For the year ended 03/31/02                         10.88                20.22%
   For the year ended 03/31/01                          9.05               (48.41%)
   For the year ended 3/31/00                          42.54               151.76%
   For the year ended 3/31/99                          20.24               (13.78%)
   For the year ended 3/31/98                          25.05                68.89%
LARGE CAP VALUE
   For the year ended 03/31/03                     $   18.20               (24.41%)
   For the year ended 03/31/02                         24.46                 6.35%
   For the year ended 03/31/01                         23.42                 8.64%
   For the period 5/7/99 through 3/31/00               21.74                (4.87%)
   For the period 4/1/99 through 5/7/99 (1)            22.99                10.00%
   For the year ended 3/31/99                          20.90                 4.43%
   For the year ended 3/31/98                          21.90                57.78%
VALUE OPPORTUNITIES
   For the year ended 03/31/03                     $   10.23               (21.54%)
   For the year ended 03/31/02                         15.62                25.33%
CONVERTIBLE
   For the year ended 03/31/03                     $   17.72               (13.69%)
   For the year ended 03/31/02                         21.35                (4.51%)
   For the year ended 03/31/01                         23.14               (25.12%)
   For the period 5/7/99 through 3/31/00               33.67                54.31%
   For the period 4/1/99 through 5/7/99 (1)            22.21                 3.16%
   For the year ended 3/31/99                          21.53                19.93%
   For the year ended 3/31/98                          18.64                31.78%

U.S. FIXED INCOME FUNDS

HIGH YIELD BOND
   For the period ended 03/31/03                   $    9.65                 6.61%
   For the year ended 03/31/02                          9.88                 0.42%
   For the year ended 03/31/01                         10.82                 0.78%
   For the period 5/7/99 through 3/31/00               11.95                 3.39%
   For the period 4/1/99 through 5/7/99 (1)            12.58                 2.52%
   For the year ended 3/31/99                          12.37                 1.69%
   For the year ended 3/31/98                          13.46                25.49%

                                                                         RATIOS TO AVERAGE NET ASSETS (4)
                                                   ----------------------------------------------------------------------------
                                                        NET                      EXPENSES         EXPENSE
                                                     INVESTMENT       TOTAL       NET OF     (REIMBURSEMENTS)/         NET
                                                   INCOME (LOSS)     EXPENSES     OFFSETS        RECOUPMENT        EXPENSES (5)
U.S. EQUITY FUNDS -- CONTINUED

GROWTH DISCOVERY
   For the year ended 03/31/03                        (1.36%)         1.75%        1.71%          (0.16%)             1.55%(6)
   For the year ended 03/31/02                        (1.31%)         1.60%        1.60%          (0.03%)             1.57%
   For the year ended 03/31/01                        (0.66%)         1.62%        1.62%          (0.04%)             1.58%
   For the year ended 3/31/00                         (1.32%)         1.76%        1.76%          (0.19%)             1.57%
   For the year ended 3/31/99                         (1.18%)         1.70%        1.70%          (0.11%)             1.59%
   For the year ended 3/31/98                         (2.51%)         1.83%        1.83%          (0.26%)             1.57%
LARGE CAP VALUE
   For the year ended 03/31/03                         1.24%          1.28%        1.27%          (0.34%)             0.93%(6)
   For the year ended 03/31/02                         0.89%          1.14%        1.14%          (0.13%)             1.01%
   For the year ended 03/31/01                         1.04%          1.21%        1.21%          (0.19%)             1.02%
   For the period 5/7/99 through 3/31/00               0.97%          1.26%        1.26%          (0.24%)             1.02%
   For the period 4/1/99 through 5/7/99 (1)            0.45%          2.48%        2.48%          (1.50%)             0.98%
   For the year ended 3/31/99                          0.87%          2.11%        2.11%          (1.12%)             0.99%
   For the year ended 3/31/98                          2.33%          2.46%        2.46%          (1.45%)             1.01%
VALUE OPPORTUNITIES
   For the year ended 03/31/03                         0.47%          1.54%        1.51%          (0.26%)             1.25%(6)
   For the year ended 03/31/02                         0.79%          1.44%        1.44%          (0.14%)             1.30%
CONVERTIBLE
   For the year ended 03/31/03                         3.17%          1.16%        1.15%          (0.15%)             1.00%(6)
   For the year ended 03/31/02                         2.87%          1.05%        1.05%          (0.05%)             1.00%
   For the year ended 03/31/01                         2.40%          1.04%        1.04%          (0.03%)             1.01%
   For the period 5/7/99 through 3/31/00               2.02%          1.27%        1.27%          (0.24%)             1.03%
   For the period 4/1/99 through 5/7/99 (1)            2.15%          0.99%        0.99%             --               0.99%
   For the year ended 3/31/99                          2.67%          1.07%        1.07%          (0.11%)             0.96%
   For the year ended 3/31/98                          6.25%          1.20%        1.20%          (0.23%)             0.97%

U.S. FIXED INCOME FUNDS

HIGH YIELD BOND
   For the period ended 03/31/03                       8.78%          1.01%        1.01%          (0.24%)             0.77%(6)
   For the year ended 03/31/02                         9.28%          1.03%        1.03%          (0.27%)             0.76%
   For the year ended 03/31/01                        10.75%          1.29%        1.29%          (0.53%)             0.76%
   For the period 5/7/99 through 3/31/00               9.97%          1.31%        1.31%          (0.50%)             0.81%
   For the period 4/1/99 through 5/7/99 (1)           10.66%          0.58%        0.58%          (0.02%)             0.56%
   For the year ended 3/31/99                          9.79%          1.09%        1.09%          (0.41%)             0.68%
   For the year ended 3/31/98                          8.28%          2.66%        2.66%          (1.90%)             0.76%

                                                    FUND'S
                                                  PORTFOLIO           NET ASSETS,
                                                   TURNOVER              ENDING
                                                     RATE              (IN 000's)
U.S. EQUITY FUNDS -- CONTINUED

GROWTH DISCOVERY
   For the year ended 03/31/03                          164%          $    35,625
   For the year ended 03/31/02                          170%               88,311
   For the year ended 03/31/01                          118%               47,810
   For the year ended 3/31/00                           141%               92,221
   For the year ended 3/31/99                           115%               53,593
   For the year ended 3/31/98                           113%               82,122
LARGE CAP VALUE
   For the year ended 03/31/03                          139%          $    27,659
   For the year ended 03/31/02                           99%               39,358
   For the year ended 03/31/01                          120%               46,672
   For the period 5/7/99 through 3/31/00                143%               23,185
   For the period 4/1/99 through 5/7/99 (1)               7%               27,818
   For the year ended 3/31/99                           147%               15,322
   For the year ended 3/31/98                            55%               10,260
VALUE OPPORTUNITIES
   For the year ended 03/31/03                          109%          $    10,980
   For the year ended 03/31/02                           84%               58,833
CONVERTIBLE
   For the year ended 03/31/03                          114%          $    44,901
   For the year ended 03/31/02                          181%              120,359
   For the year ended 03/31/01                          118%              126,826
   For the period 5/7/99 through 3/31/00                149%              114,655
   For the period 4/1/99 through 5/7/99 (1)              11%               90,843
   For the year ended 3/31/99                           138%               88,590
   For the year ended 3/31/98                           160%               80,084

U.S. FIXED INCOME FUNDS

HIGH YIELD BOND
   For the period ended 03/31/03                        137%          $   120,182
   For the year ended 03/31/02                          113%               71,369
   For the year ended 03/31/01                          132%               42,622
   For the period 5/7/99 through 3/31/00                113%               21,552
   For the period 4/1/99 through 5/7/99 (1)              25%               11,412
   For the year ended 3/31/99                           242%               11,319
   For the year ended 3/31/98                           484%               10,771

----------
(1) Unaudited.
(2) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.
(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5) Net expenses include certain items not subject to expense reimbursement.
(6) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the Worldwide Growth, Global Select, International Core Growth, Emerging Countries, U.S. Large Cap Select Growth, Growth Discovery, Large Cap Value and High Yield do not exceed 1.35%, 1.20%, 1.40%, 1.65%, 1.00%, 1.56%, 1.00% and 0.75% for the period
    4/1/02 to 6/30/02, 1.00%, 1.05%, 1.15%,1.50%, 0.90% 1.56%, 0.85% and 0.75%
    for the period 7/1/02 to 1/21/03, 1.25%, 1.10%, 1.15%, 1.65%, 1.00%, 1.40%,
    1.00%, 0.80% for the period 1/22/03 to 3/31/03, respectively. International Growth Opportunities, International Structured, U.S. Equity Growth, Emerging Growth, Value Opportunities and Convertible had rates throughout the year of 1.40%, 1.25%, 1.00%, 1.25%, 1.30% and 1.00%, respectively.
(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in theund's expense cap.
(8) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003

                                                                  WORLDWIDE
                                                                   GROWTH
ASSETS
Investments, at value*                                         $    42,052,211
Foreign currencies, at value**                                              --
Cash                                                                        --
Cash collateral received for securities loaned                         667,080
Receivables:
  Investment securities sold                                         2,157,424
  Capital shares sold                                                       --
  Dividends                                                            106,558
  Foreign taxes receivable                                              18,132
  Interest                                                                  27
  From investment advisor                                                  354
  Other                                                                 11,160
Other assets                                                             2,032
                                                               ---------------
    Total assets                                                    45,014,978
                                                               ---------------
LIABILITIES
Payables:
  Bank overdraft                                               $            27
  Investments purchased                                              2,339,309
  Capital shares redeemed                                                1,209
  Collateral on securities loaned                                      667,080
  Distributions fee                                                         --
  To investment advisor                                                     --
Other Liabilites                                                        89,748
                                                               ---------------
    Total Liabilities                                                3,097,373
                                                               ---------------
NET ASSETS                                                          41,917,605
                                                               ===============

  * Investments, at cost                                            42,154,107
                                                               ===============
 ** Foreign currencies, at cost                                             --
                                                               ===============
NET ASSETS CONSIST OF:
Paid-in capital                                                $   108,975,722
Undistributed net investment income (loss)                              (1,612)
Accumulated net realized gain (loss) on investments
  and foreign currencies                                           (66,955,090)
Net unrealized appreciation (depreciation) of investments
    and of other assets and liabilities denominated in
    foreign currencies                                                (101,415)
                                                               ---------------
Net Assets applicable to all shares outstanding                $    41,917,605
                                                               ===============
Net Assets of Institutional Shares                             $    41,917,605
Net Assets of Retirement shares                                             --
                                                               ===============
Institutional Shares outstanding                                     4,222,753
Retirement Shares outstanding                                               --
                                                               ===============
Net Asset Value -- Institutional Share                         $          9.93

Net Asset Value -- Retirement Share                            $            --
                                                               ===============

                                                                   GLOBAL          INTERNATIONAL        INTERNATIONAL
                                                                   SELECT           CORE GROWTH      GROWTH OPPORTUNITIES
ASSETS
Investments, at value*                                         $    70,134,156    $   106,732,632    $         64,463,776
Foreign currencies, at value**                                              --                 --                  48,803
Cash                                                                        --                 --                  16,714
Cash collateral received for securities loaned                         995,772          2,704,178               5,703,153
Receivables:
  Investment securities sold                                         6,850,391          3,190,877               2,420,263
  Capital shares sold                                                   42,000              2,003                  24,110
  Dividends                                                            121,245            553,054                 177,494
  Foreign taxes receivable                                              10,794            147,326                  64,483
  Interest                                                                  --                492                      --
  From investment advisor                                                9,977             12,346                      --
  Other                                                                  8,310             38,521                  18,411
Other assets                                                             3,704              8,643                   2,494
                                                               ---------------    ---------------    --------------------
    Total assets                                                    78,176,349        113,390,072              72,939,701
                                                               ---------------    ---------------    --------------------
LIABILITIES
Payables:
  Bank overdraft                                               $            --    $       194,730    $                 --
  Investments purchased                                              6,934,360          2,963,669               1,634,504
  Capital shares redeemed                                              241,406         11,406,903                  62,298
  Collateral on securities loaned                                      995,772          2,704,178               5,703,153
  Distributions fee                                                         --              1,700                      --
  To investment advisor                                                     --                 --                  34,202
Other Liabilites                                                       229,077            245,431                 154,732
                                                               ---------------    ---------------    --------------------
    Total Liabilities                                                8,400,615         17,516,611               7,588,889
                                                               ---------------    ---------------    --------------------
NET ASSETS                                                          69,775,734         95,873,461              65,350,812
                                                               ===============    ===============    ====================

  * Investments, at cost                                            68,036,811        107,885,894              64,833,993
                                                               ===============    ===============    ====================
 ** Foreign currencies, at cost                                             --                 --                  47,031
                                                               ===============    ===============    ====================
NET ASSETS CONSIST OF:
Paid-in capital                                                $    95,663,151    $   244,388,448    $        168,261,833
Undistributed net investment income (loss)                             (23,949)           102,329                (114,492)
Accumulated net realized gain (loss) on investments and
  foreign currencies                                               (27,958,544)      (147,485,665)           (102,440,184)
Net unrealized appreciation (depreciation) of investments
  and of other assets and liabilities denominated in foreign
  currencies                                                         2,095,076         (1,131,651)               (356,345)
                                                               ---------------    ---------------    --------------------
Net Assets applicable to all shares outstanding                $    69,775,734    $    95,873,461    $         65,350,812
                                                               ===============    ===============    ====================
Net Assets of Institutional Shares                             $    69,775,734    $    88,028,842    $         65,350,812
Net Assets of Retirement shares                                             --          7,844,619                      --
                                                               ===============    ===============    ====================
Institutional Shares outstanding                                     6,801,340          6,862,456               3,757,485
Retirement Shares outstanding                                               --            616,835                      --
                                                               ===============    ===============    ====================
Net Asset Value -- Institutional Share                         $         10.26    $         12.83    $              17.39

Net Asset Value -- Retirement Share                            $            --    $         12.72    $                 --
                                                               ===============    ===============    ====================

                                                                INTERNATIONAL        EMERGING         US LARGE CAP
                                                                 STRUCTURED          COUNTRIES        SELECT GROWTH
ASSETS
Investments, at value*                                         $     5,546,772    $    49,229,323    $    28,298,228
Foreign currencies, at value**                                              --          1,485,543                 --
Cash                                                                        --                 --                 --
Cash collateral received for securities loaned                         100,100          2,456,472                 --
Receivables:
  Investment securities sold                                                --          1,146,763                 --
  Capital shares sold                                                       --             10,941             12,827
  Dividends                                                             56,872            174,471             24,631
  Foreign taxes receivable                                               1,953              3,882                 --
  Interest                                                                  --                 --                 --
  From investment advisor                                                  809                 --             33,080
  Other                                                                    902             28,600             10,482
Other assets                                                             1,245              3,055              7,612
                                                               ---------------    ---------------    ---------------
    Total assets                                                     5,708,653         54,539,050         28,386,860
                                                               ---------------    ---------------    ---------------
LIABILITIES
Payables:
  Bank overdraft                                               $            --    $       433,856    $            --
  Investments purchased                                                     --          1,925,053                 --
  Capital shares redeemed                                                   --             16,188            934,955
  Collateral on securities loaned                                      100,100          2,456,472                 --
  Distributions fee                                                         --                 --              2,081
  To investment advisor                                                     --             33,029                 --
Other Liabilites                                                        27,939            148,163             70,269
                                                               ---------------    ---------------    ---------------
    Total Liabilities                                                  128,039          5,012,761          1,007,305
                                                               ---------------    ---------------    ---------------
NET ASSETS                                                           5,580,614         49,526,289         27,379,555
                                                               ===============    ===============    ===============

  * Investments, at cost                                             6,020,369         49,739,167         27,653,417
                                                               ===============    ===============    ===============
 ** Foreign currencies, at cost                                             --          1,478,859                 --
                                                               ===============    ===============    ===============
NET ASSETS CONSIST OF:
Paid-in capital                                                $     8,273,813    $   155,741,182    $   137,300,803
Undistributed net investment income (loss)                              51,061            (42,892)                 0
Accumulated net realized gain (loss) on investments and
  foreign currencies                                                (2,270,892)      (105,643,511)      (110,566,059)
Net unrealized appreciation (depreciation) of investments
  and of other assets and liabilities denominated in foreign
  currencies                                                          (473,368)          (528,490)           644,811
                                                               ---------------    ---------------    ---------------
Net Assets applicable to all shares outstanding                $     5,580,614    $    49,526,289    $    27,379,555
                                                               ===============    ===============    ===============
Net Assets of Institutional Shares                             $     5,580,614    $    49,526,289    $    18,327,682
Net Assets of Retirement shares                                             --                 --          9,051,873
                                                               ===============    ===============    ===============
Institutional Shares outstanding                                       621,694          5,694,994          1,440,288
Retirement Shares outstanding                                               --                 --            717,868
                                                               ===============    ===============    ===============
Net Asset Value -- Institutional Share                         $          8.98    $          8.70    $         12.73

Net Asset Value -- Retirement Share                            $            --    $            --    $         12.61
                                                               ===============    ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              US EQUITY
                                                                GROWTH
ASSETS
Investments, at value*                                      $   42,772,817
Foreign currencies, at value**                                          --
Cash                                                                    --
Cash collateral received for securities loaned                   8,245,400
Receivables:
  Investment securities sold                                       461,060
  Capital shares sold                                                   --
  Dividends                                                          1,084
  Foreign taxes receivable                                              --
  Interest                                                              --
  From investment advisor                                           10,246
  Other                                                             13,242
Other assets                                                         7,093
                                                            --------------
    Total assets                                                51,510,942
                                                            --------------
LIABILITIES
Payables:
  Bank overdraft                                            $           --
  Investments purchased                                            987,742
  Capital shares redeemed                                          101,512
  Collateral on securities loaned                                8,245,400
  Distributions fee                                                      2
  To investment advisor                                                 --
Other Liabilites                                                    88,646
                                                            --------------
    Total Liabilities                                            9,423,302
                                                            --------------
NET ASSETS                                                      42,087,640
                                                            ==============

  * Investments, at cost                                        39,186,317
                                                            ==============
 ** Foreign currencies, at cost                                         --
                                                            ==============
NET ASSETS CONSIST OF:
Paid-in capital                                             $  133,351,614
Undistributed net investment income (loss)                              --
Accumulated net realized gain (loss) on investments
  and foreign currencies                                       (94,850,474)
Net unrealized appreciation (depreciation) of investments
  and of other assets and liabilities denominated in
  foreign currencies                                             3,586,500
                                                            --------------
Net Assets applicable to all shares outstanding             $   42,087,640
                                                            ==============
Net Assets of Institutional Shares                          $   42,083,988
Net Assets of Retirement shares                                      3,652
                                                            ==============
Institutional Shares outstanding                                 5,300,418
Retirement Shares outstanding                                          463
                                                            ==============
Net Asset Value -- Institutional Share                      $         7.94

Net Asset Value -- Retirement Share                         $         7.89
                                                            ==============

                                                               EMERGING           GROWTH          LARGE CAP           VALUE
                                                                GROWTH          DISCOVERY           VALUE         OPPORTUNITIES
ASSETS
Investments, at value*                                      $   39,469,919    $   35,448,642    $   35,653,535    $   11,216,804
Foreign currencies, at value**                                          --                --                --                --
Cash                                                                    --                --                --                --
Cash collateral received for securities loaned                   6,411,900         6,939,741                --           122,000
Receivables:
  Investment securities sold                                       502,314           762,368           409,608           184,562
  Capital shares sold                                               64,561                --             8,792                --
  Dividends                                                         12,665             1,720            34,568            14,582
  Foreign taxes receivable                                              --                --                --                --
  Interest                                                              --                --                --                --
  From investment advisor                                               --                --            13,022                --
  Other                                                             22,839            20,660             4,995             7,095
Other assets                                                         7,151             5,879             7,641             5,743
                                                            --------------    --------------    --------------    --------------
    Total assets                                                46,491,349        43,179,010        36,132,161        11,550,786
                                                            --------------    --------------    --------------    --------------
LIABILITIES
Payables:
  Bank overdraft                                            $           --    $           --    $           --    $           --
  Investments purchased                                            264,270           479,876           361,680           284,634
  Capital shares redeemed                                           54,713            47,911         1,302,694           132,509
  Collateral on securities loaned                                6,411,900         6,939,741                --           122,000
  Distributions fee                                                    607                --             1,713                --
  To investment advisor                                              4,715            19,264                --             6,958
Other Liabilites                                                   120,007            67,620            57,528            24,784
                                                            --------------    --------------    --------------    --------------
    Total Liabilities                                            6,856,212         7,554,412         1,723,615           570,885
                                                            --------------    --------------    --------------    --------------
NET ASSETS                                                      39,635,137        35,624,598        34,408,546        10,979,901
                                                            ==============    ==============    ==============    ==============

  * Investments, at cost                                        39,860,825        33,717,496        37,730,271        11,301,815
                                                            ==============    ==============    ==============    ==============
 ** Foreign currencies, at cost                                         --                --                --                --
                                                            ==============    ==============    ==============    ==============
NET ASSETS CONSIST OF:
Paid-in capital                                             $  140,937,239    $   67,373,708    $   45,645,572    $   11,607,255
Undistributed net investment income (loss)                              --                --           518,007            58,295
Accumulated net realized gain (loss) on investments and
  foreign currencies                                          (100,911,196)      (33,480,256)       (9,678,297)         (600,638)
Net unrealized appreciation (depreciation) of investments
  and of other assets and liabilities denominated in
  foreign currencies                                              (390,906)        1,731,146        (2,076,736)          (85,011)
                                                            --------------    --------------    --------------    --------------
Net Assets applicable to all shares outstanding             $   39,635,137    $   35,624,598    $   34,408,546    $   10,979,901
                                                            ==============    ==============    ==============    ==============
Net Assets of Institutional Shares                          $   36,756,497    $   35,624,598    $   27,659,268    $   10,979,901
Net Assets of Retirement shares                                  2,878,640                --         6,749,278                --
                                                            ==============    ==============    ==============    ==============
Institutional Shares outstanding                                 5,818,256         4,786,723         1,519,623         1,072,930
Retirement Shares outstanding                                      458,940                --           371,772                --
                                                            ==============    ==============    ==============    ==============
Net Asset Value -- Institutional Share                      $         6.32    $         7.44    $        18.20    $        10.23

Net Asset Value -- Retirement Share                         $         6.27    $           --    $        18.15    $           --
                                                            ==============    ==============    ==============    ==============

                                                                                HIGH YIELD
                                                              CONVERTIBLE          BOND
ASSETS
Investments, at value*                                      $   44,807,526    $  116,238,016
Foreign currencies, at value**                                          --                --
Cash                                                                    --                --
Cash collateral received for securities loaned                     882,100                --
Receivables:
  Investment securities sold                                       153,993         2,142,153
  Capital shares sold                                                   --         1,942,673
  Dividends                                                         17,681                --
  Foreign taxes receivable                                              --                --
  Interest                                                         218,140         2,896,757
  From investment advisor                                               --                --
  Other                                                              2,203             6,389
Other assets                                                         1,827               930
                                                            --------------    --------------
    Total assets                                                46,083,470       123,226,918
                                                            --------------    --------------
LIABILITIES
Payables:
  Bank overdraft                                            $           --    $           --
  Investments purchased                                            169,357         2,897,843
  Capital shares redeemed                                           55,286            45,619
  Collateral on securities loaned                                  882,100                --
  Distributions fee                                                     --                --
  To investment advisor                                              2,595             2,195
Other Liabilites                                                    72,661            99,120
                                                            --------------    --------------
    Total Liabilities                                            1,181,999         3,044,777
                                                            --------------    --------------
NET ASSETS                                                      44,901,471       120,182,141
                                                            ==============    ==============

  * Investments, at cost                                        43,883,674       113,189,712
                                                            ==============    ==============
 ** Foreign currencies, at cost                                         --                --
                                                            ==============    ==============
NET ASSETS CONSIST OF:
Paid-in capital                                             $   96,766,891    $  128,249,700
Undistributed net investment income (loss)                              43           112,232
Accumulated net realized gain (loss) on investments and
  foreign currencies                                           (52,789,315)      (11,228,095)
Net unrealized appreciation (depreciation) of investments
  and of other assets and liabilities denominated in
  foreign currencies                                               923,852         3,048,304
                                                            --------------    --------------
Net Assets applicable to all shares outstanding             $   44,901,471    $  120,182,141
                                                            ==============    ==============
Net Assets of Institutional Shares                          $   44,901,471    $  120,182,141
Net Assets of Retirement shares                                         --                --
                                                            ==============    ==============
Institutional Shares outstanding                                 2,533,694        12,456,951
Retirement Shares outstanding                                           --                --
                                                            ==============    ==============
Net Asset Value -- Institutional Share                      $        17.72    $         9.65

Net Asset Value -- Retirement Share                         $           --    $           --
                                                            ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2003

                                                                  WORLDWIDE           GLOBAL
                                                                   GROWTH             SELECT
INVESTMENT INCOME
Dividends, net of foreign taxes*                               $       710,224    $       493,896
Interest                                                                16,510              2,292
Securities Lending                                                      24,927              3,417
                                                               ---------------    ---------------
  Total Income                                                         751,661            499,605
                                                               ---------------    ---------------
EXPENSES
Advisory fee                                                           536,730            394,017
Accounting and administration fees                                      43,587             65,403
Custodian fees                                                          99,192             73,792
Transfer agent fees and expenses                                        36,742             39,056
Shareholder servicing fees                                              19,908             10,272
Administrative services                                                 69,599             47,808
Professional fees                                                       29,711             49,826
Shareholder reporting                                                   15,488             16,790
Registration fees                                                        8,399              4,462
Trustees' fees and expenses                                              4,931              3,342
Interest and credit facility fee                                         4,655             15,114
Insurance                                                                9,745                 --
Miscellaneous                                                            9,230              9,051
                                                               ---------------    ---------------
    Total Expenses                                                     887,917            728,933
Expense offset                                                         (11,160)            (8,310)
Expenses (reimbursed)/recouped                                        (213,400)          (140,668)
                                                               ---------------    ---------------
  Net Expenses                                                         663,357            579,955
                                                               ---------------    ---------------
NET INVESTMENT INCOME (LOSS)                                            88,304            (80,350)
                                                               ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
Realized gain (loss) from:
  Securities                                                       (14,392,063)       (11,878,325)
  Foreign currency transactions                                       (110,165)           (67,381)
                                                               ---------------    ---------------
    Net realized gain (loss)                                       (14,502,228)       (11,945,706)
                                                               ---------------    ---------------
Change in unrealized appreciation (depreciation) of:
  Investments                                                       (6,897,537)          (778,337)
  Other assets and liabilities denominated in foreign
    currencies                                                          13,615             (4,365)
                                                               ---------------    ---------------
    Net unrealized appreciation (depreciation)                      (6,883,922)          (782,702)
                                                               ---------------    ---------------
NET GAIN (LOSS) ON INVESTMENTS                                     (21,386,150)       (12,728,408)
                                                               ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $   (21,297,846)   $   (12,808,758)
                                                               ===============    ===============
  * Foreign taxes withheld                                     $        65,842    $        45,604
                                                               ---------------    ---------------

                                                                INTERNATIONAL        INTERNATIONAL         INTERNATIONAL
                                                                 CORE GROWTH      GROWTH OPPORTUNITIES      STRUCTURED
INVESTMENT INCOME
Dividends, net of foreign taxes*                               $     3,826,582    $          1,945,895    $       193,964
Interest                                                               112,456                  61,082              1,335
Securities Lending                                                     134,075                 161,632                834
                                                               ---------------    --------------------    ---------------
  Total Income                                                       4,073,113               2,168,609            196,133
                                                               ---------------    --------------------    ---------------
EXPENSES
Advisory fee                                                         1,885,802               1,167,620             61,025
Accounting and administration fees                                     131,171                  95,485              5,371
Custodian fees                                                         248,251                 209,192             91,427
Transfer agent fees and expenses                                       113,291                  67,139              1,563
Shareholder servicing fees                                              80,759                  19,081              2,623
Administrative services                                                233,354                 127,574              8,800
Professional fees                                                       81,827                  58,367              7,280
Shareholder reporting                                                   61,890                  38,397              3,143
Registration fees                                                       30,429                  19,156              2,086
Trustees' fees and expenses                                             16,793                  16,842                658
Interest and credit facility fee                                        15,168                   9,640                214
Insurance                                                               20,230                  17,921                 --
Miscellaneous                                                           22,057                  16,891              2,125
                                                               ---------------    --------------------    ---------------
    Total Expenses                                                   2,941,022               1,863,305            186,315
Expense offset                                                         (38,521)                (18,411)              (902)
Expenses (reimbursed)/recouped                                        (416,740)               (115,864)           (92,288)
                                                               ---------------    --------------------    ---------------
  Net Expenses                                                       2,485,761               1,729,030             93,125
                                                               ---------------    --------------------    ---------------
NET INVESTMENT INCOME (LOSS)                                         1,587,352                 439,579            103,008
                                                               ---------------    --------------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
Realized gain (loss) from:
  Securities                                                       (47,284,567)            (24,342,648)        (2,147,274)
  Foreign currency transactions                                     (1,596,378)               (982,582)            14,208
                                                               ---------------    --------------------    ---------------
    Net realized gain (loss)                                       (48,880,945)            (25,325,230)        (2,133,066)
                                                               ---------------    --------------------    ---------------
Change in unrealized appreciation (depreciation) of:
  Investments                                                      (15,901,460)            (11,833,296)          (483,896)
  Other assets and liabilities denominated in foreign
    currencies                                                         138,101                  94,688                249
                                                               ---------------    --------------------    ---------------
    Net unrealized appreciation (depreciation)                     (15,763,359)            (11,738,608)          (483,647)
                                                               ---------------    --------------------    ---------------
NET GAIN (LOSS) ON INVESTMENTS                                     (64,644,304)            (37,063,838)        (2,616,713)
                                                               ---------------    --------------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $   (63,056,952)   $        (36,624,259)   $    (2,513,705)
                                                               ===============    ====================    ===============
  * Foreign taxes withheld                                     $       486,565    $            247,415    $        24,669
                                                               ---------------    --------------------    ---------------

                                                                  EMERGING         US LARGE CAP
                                                                  COUNTRIES        SELECT GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*                               $     1,567,678    $       362,557
Interest                                                                    --             12,639
Securities Lending                                                       6,201              4,018
                                                               ---------------    ---------------
  Total Income                                                       1,573,879            379,214
                                                               ---------------    ---------------
EXPENSES
Advisory fee                                                         1,049,876            451,783
Accounting and administration fees                                      82,492             65,400
Custodian fees                                                         305,566             25,395
Transfer agent fees and expenses                                        51,945             48,139
Shareholder servicing fees                                              20,640             76,305
Administrative services                                                 97,613             65,568
Professional fees                                                       54,754             26,281
Shareholder reporting                                                   27,767             54,600
Registration fees                                                       32,965             22,926
Trustees' fees and expenses                                              7,829              5,603
Interest and credit facility fee                                        19,141              2,155
Insurance                                                               13,545              9,306
Miscellaneous                                                           40,627              7,995
                                                               ---------------    ---------------
    Total Expenses                                                   1,804,760            861,456
Expense offset                                                         (28,600)           (10,482)
Expenses (reimbursed)/recouped                                        (367,468)          (190,138)
                                                               ---------------    ---------------
  Net Expenses                                                       1,408,692            660,836
                                                               ---------------    ---------------
NET INVESTMENT INCOME (LOSS)                                           165,187           (281,622)
                                                               ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
Realized gain (loss) from:
  Securities                                                        (8,944,330)       (20,782,303)
  Foreign currency transactions                                       (261,141)                --
                                                               ---------------    ---------------
    Net realized gain (loss)                                        (9,205,471)       (20,782,303)
                                                               ---------------    ---------------
Change in unrealized appreciation (depreciation) of:
  Investments                                                      (19,826,232)        (6,331,873)
  Other assets and liabilities denominated in foreign
    currencies                                                         (28,662)                --
                                                               ---------------    ---------------
    Net unrealized appreciation (depreciation)                     (19,854,894)        (6,331,873)
                                                               ---------------    ---------------
NET GAIN (LOSS) ON INVESTMENTS                                     (29,060,365)       (27,114,176)
                                                               ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $   (28,895,178)   $   (27,395,798)
                                                               ===============    ===============
  * Foreign taxes withheld                                     $       159,585    $            --
                                                               ---------------    ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              US EQUITY          EMERGING
                                                                GROWTH            GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*                            $      173,091    $      276,138
Interest                                                            25,948            32,437
Securities Lending                                                  14,188            25,335
                                                            --------------    --------------
  Total Income                                                     213,227           333,910
                                                            --------------    --------------
EXPENSES
Advisory fee                                                       544,368         1,087,805
Accounting and administration fees                                  75,437           100,302
Custodian fees                                                      33,424            74,000
Transfer agent fees and expenses                                    61,272            71,554
Shareholder servicing fees                                           6,371            24,423
Administrative services                                             71,789           114,287
Professional fees                                                   31,434            47,370
Shareholder reporting                                               27,025            36,259
Registration fees                                                   22,859            23,084
Trustees' fees and expenses                                          6,659             9,533
Interest and credit facility fee                                     1,450             4,658
Insurance                                                           14,857            16,455
Miscellaneous                                                       11,706            15,781
                                                            --------------    --------------
    Total Expenses                                                 908,651         1,625,511
Expense offset                                                     (13,242)          (22,839)
Expenses (reimbursed)/recouped                                    (151,434)         (190,316)
                                                            --------------    --------------
  Net Expenses                                                     743,975         1,412,356
                                                            --------------    --------------
NET INVESTMENT INCOME (LOSS)                                      (530,748)       (1,078,446)
                                                            --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
Realized gain (loss) from:
  Securities                                                   (23,863,890)      (37,914,813)
  Foreign currency transactions                                         --                --
                                                            --------------    --------------
    Net realized gain (loss)                                   (23,863,890)      (37,914,813)
                                                            --------------    --------------
Change in unrealized appreciation (depreciation) of:
  Investments                                                   (8,274,469)      (16,855,667)
  Other assets and liabilities denominated in foreign
    currencies                                                          --                --
                                                            --------------    --------------
    Net unrealized appreciation (depreciation)                  (8,274,469)      (16,855,667)
                                                            --------------    --------------
NET GAIN (LOSS) ON INVESTMENTS                                 (32,138,359)      (54,770,480)
                                                            --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                $  (32,669,107)   $  (55,848,926)
                                                            ==============    ==============
  * Foreign taxes withheld                                  $           --    $        1,315
                                                            --------------    --------------

                                                               GROWTH            LARGE CAP           VALUE
                                                              DISCOVERY            VALUE         OPPORTUNITIES      CONVERTIBLE
INVESTMENT INCOME
Dividends, net of foreign taxes*                            $       65,612    $      935,439    $      419,234    $    1,233,792
Interest                                                            10,122             9,793             3,060         1,739,331
Securities Lending                                                  20,694                43             1,599               519
                                                            --------------    --------------    --------------    --------------
  Total Income                                                      96,428           945,275           423,893         2,973,642
                                                            --------------    --------------    --------------    --------------
EXPENSES
Advisory fee                                                       620,689           304,316           241,878           519,320
Accounting and administration fees                                  40,131            52,136            26,348            52,788
Custodian fees                                                      57,477            24,947            24,946            36,491
Transfer agent fees and expenses                                    40,316            37,267            23,284            41,370
Shareholder servicing fees                                           8,498            32,832             2,758             7,664
Administrative services                                             52,270            46,488            25,143            71,286
Professional fees                                                   20,543            19,313             9,364            30,550
Shareholder reporting                                               17,837            21,318             6,418            22,800
Registration fees                                                   12,015            20,566             9,629            12,791
Trustees' fees and expenses                                          4,323             3,410             1,820             6,286
Interest and credit facility fee                                     4,147             4,043             3,128             1,667
Insurance                                                            4,962             4,144                --            10,814
Miscellaneous                                                        8,291             7,208             3,929            10,790
                                                            --------------    --------------    --------------    --------------
    Total Expenses                                                 891,499           577,988           378,645           824,617
Expense offset                                                     (20,660)           (4,995)           (7,095)           (2,203)
Expenses (reimbursed)/recouped                                     (80,900)         (145,721)          (63,466)         (106,867)
                                                            --------------    --------------    --------------    --------------
  Net Expenses                                                     789,939           427,272           308,084           715,547
                                                            --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)                                      (693,511)          518,003           115,809         2,258,095
                                                            --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
Realized gain (loss) from:
  Securities                                                   (10,966,645)       (7,113,597)         (538,307)      (14,703,727)
  Foreign currency transactions                                         --                --                --                --
                                                            --------------    --------------    --------------    --------------
    Net realized gain (loss)                                   (10,966,645)       (7,113,597)         (538,307)      (14,703,727)
                                                            --------------    --------------    --------------    --------------
Change in unrealized appreciation (depreciation) of:
  Investments                                                  (13,360,080)       (7,331,775)       (8,339,563)       (4,051,222)
  Other assets and liabilities denominated in foreign
    currencies                                                          --                --                --                --
                                                            --------------    --------------    --------------    --------------
    Net unrealized appreciation (depreciation)                 (13,360,080)       (7,331,775)       (8,339,563)       (4,051,222)
                                                            --------------    --------------    --------------    --------------
NET GAIN (LOSS) ON INVESTMENTS                                 (24,326,725)      (14,445,372)       (8,877,870)      (18,754,949)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                $  (25,020,236)   $  (13,927,369)   $   (8,762,061)   $  (16,496,854)
                                                            ==============    ==============    ==============    ==============
  * Foreign taxes withheld                                  $           --    $           --    $          795    $           --
                                                            --------------    --------------    --------------    --------------

                                                              HIGH YIELD
                                                                 BOND
INVESTMENT INCOME
Dividends, net of foreign taxes*                            $           --
Interest                                                         6,986,102
Securities Lending                                                   2,222
                                                            --------------
  Total Income                                                   6,988,324
                                                            --------------
EXPENSES
Advisory fee                                                       401,630
Accounting and administration fees                                  64,447
Custodian fees                                                      48,627
Transfer agent fees and expenses                                    45,367
Shareholder servicing fees                                          18,772
Administrative services                                             73,196
Professional fees                                                   28,590
Shareholder reporting                                               19,257
Registration fees                                                   25,337
Trustees' fees and expenses                                          4,250
Interest and credit facility fee                                     1,315
Insurance                                                            2,457
Miscellaneous                                                        9,075
                                                            --------------
    Total Expenses                                                 742,320
Expense offset                                                      (6,389)
Expenses (reimbursed)/recouped                                    (175,462)
                                                            --------------
  Net Expenses                                                     560,469
                                                            --------------
NET INVESTMENT INCOME (LOSS)                                     6,427,855
                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
Realized gain (loss) from:
  Securities                                                    (4,021,971)
  Foreign currency transactions                                         --
                                                            --------------
    Net realized gain (loss)                                    (4,021,971)
                                                            --------------
Change in unrealized appreciation (depreciation) of:
  Investments                                                    1,807,612
  Other assets and liabilities denominated in foreign
    currencies                                                          --
                                                            --------------
    Net unrealized appreciation (depreciation)                   1,807,612
                                                            --------------
NET GAIN (LOSS) ON INVESTMENTS                                  (2,214,359)
                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                $    4,213,496
                                                            ==============
  * Foreign taxes withheld                                  $           --
                                                            --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31

                                                                    WORLDWIDE GROWTH                        GLOBAL SELECT
                                                           ------------------------------------------------------------------------
                                                                2003               2002                2003               2002
                                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             $        88,304    $       (86,677)   $       (80,350)   $      (135,875)
  Net realized gain (loss)                                     (14,502,228)       (32,000,167)       (11,945,706)        (5,333,672)
  Net unrealized appreciation (depreciation)                    (6,883,922)        20,749,705           (782,702)         5,325,253
                                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets from investment
     operations                                                (21,297,846)       (11,337,139)       (12,808,758)          (144,294)
                                                           ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                                 --                 --                 --                 --
  From net realized gains
    Institutional Class                                                 --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
    Total distributions                                                 --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                          9,999,017         17,820,995         43,789,347         33,703,058
    Retirement Class                                                    --                150                 --                150
  Distributions reinvested
    Institutional Class                                                 --                 --                 --                 --
    Retirement Class                                                    --                 --                 --                 --
  Cost of shares redeemed
    Institutional Class                                        (25,158,392)       (26,826,716)       (25,637,395)        (7,363,152)
    Retirement Class                                                  (121)                --               (150)                --
    Net assets received in conjunction with merger
      agreement                                                         --                 --         23,213,633                 --
                                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets from share
      transactions                                             (15,159,496)        (9,005,571)        41,365,435         26,340,056
                                                           ---------------    ---------------    ---------------    ---------------
    Net Increase (Decrease) in Net Assets                      (36,457,342)       (20,342,710)        28,556,677         26,195,762
NET ASSETS
  Beginning                                                     78,374,947         98,717,657         41,219,057         15,023,295
                                                           ---------------    ---------------    ---------------    ---------------
  Ending                                                   $    41,917,605    $    78,374,947    $    69,775,734    $    41,219,057
                                                           ===============    ===============    ===============    ===============
Undistributed net investment income (loss), ending         $        (1,612)   $        12,654    $       (23,949)   $       (23,018)
                                                           ===============    ===============    ===============    ===============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                      894,482          1,144,845          3,909,346          2,447,740
  Distributions reinvested                                              --                 --                 --                 --
  Shares redeemed                                               (2,285,285)        (1,784,523)        (2,405,209)          (600,345)
  Shares received in conjunction with merger agreement                  --                 --          2,281,214                 --
                                                           ---------------    ---------------    ---------------    ---------------
  Net Institutional Share Activity                              (1,390,803)          (639,678)         3,785,351          1,847,395
                                                           ===============    ===============    ===============    ===============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                           --                 11                 --                 12
  Distributions reinvested                                              --                 --                 --                 --
  Shares redeemed                                                      (11)                --                (12)                --
                                                           ===============    ===============    ===============    ===============
  Net Retirement Share Activity                                        (11)                11                (12)                12
                                                           ===============    ===============    ===============    ===============

                                                                                                            INTERNATIONAL
                                                                INTERNATIONAL CORE GROWTH               GROWTH OPPORTUNITIES
                                                           ------------------------------------------------------------------------
                                                                2003               2002               2003               2002
                                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             $     1,587,352    $       696,170    $       439,579    $       681,332
  Net realized gain (loss)                                     (48,880,945)       (62,568,664)       (25,325,230)       (40,229,710)
  Net unrealized appreciation (depreciation)                   (15,763,359)        36,081,462        (11,738,608)        26,481,260
                                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets from investment
     operations                                                (63,056,952)       (25,791,032)       (36,624,259)       (13,067,118)
                                                           ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                                 --                 --                 --                 --
  From net realized gains
    Institutional Class                                                 --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
    Total distributions                                                 --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                         85,519,973         62,299,497         50,414,148         18,031,605
    Retirement Class                                             7,437,115          5,824,250                 --                150
  Distributions reinvested
    Institutional Class                                                 --                 --                 --                 --
    Retirement Class                                                    --                 --                 --                 --
  Cost of shares redeemed
    Institutional Class                                       (152,231,153)       (38,414,791)       (92,868,570)       (54,469,180)
    Retirement Class                                            (7,913,928)        (4,618,105)              (127)                --
    Net assets received in conjunction with merger
      agreement                                                         --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets from share
      transactions                                             (67,187,993)        25,090,851        (42,454,549)       (36,437,425)
                                                           ---------------    ---------------    ---------------    ---------------
    Net Increase (Decrease) in Net Assets                     (130,244,945)          (700,181)       (79,078,808)       (49,504,543)
NET ASSETS
  Beginning                                                    226,118,406        226,818,587        144,429,620        193,934,163
                                                           ---------------    ---------------    ---------------    ---------------
  Ending                                                   $    95,873,461    $   226,118,406    $    65,350,812    $   144,429,620
                                                           ===============    ===============    ===============    ===============
Undistributed net investment income (loss), ending         $       102,329    $       111,355    $      (114,492)   $        75,923
                                                           ===============    ===============    ===============    ===============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                    5,521,489          3,502,388          2,331,138            774,633
  Distributions reinvested                                              --                 --                 --                 --
  Shares redeemed                                              (11,173,144)        (2,212,809)        (4,931,254)        (2,373,067)
  Shares received in conjunction with merger agreement                  --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
  Net Institutional Share Activity                              (5,651,655)         1,289,579         (2,600,116)        (1,598,434)
                                                           ===============    ===============    ===============    ===============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                      530,638            317,724                 --                  7
  Distributions reinvested                                              --                 --                 --                 --
  Shares redeemed                                                 (569,965)          (247,739)                (7)                --
                                                           ===============    ===============    ===============    ===============
  Net Retirement Share Activity                                    (39,327)            69,985                 (7)                 7
                                                           ===============    ===============    ===============    ===============

                                                               INTERNATIONAL STRUCTURED                 EMERGING COUNTRIES
                                                           ------------------------------------------------------------------------
                                                                2003               2002               2003               2002
                                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             $       103,008    $         7,102    $       165,187    $       412,731
  Net realized gain (loss)                                      (2,133,066)          (107,309)        (9,205,471)       (18,292,120)
  Net unrealized appreciation (depreciation)                      (483,647)            10,279        (19,854,894)        25,675,032
                                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets from investment
     operations                                                 (2,513,705)           (89,928)       (28,895,178)         7,795,643
                                                           ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                            (83,900)            (5,666)                --                 --
  From net realized gains
    Institutional Class                                                 --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
     Total distributions                                           (83,900)            (5,666)                --                 --
                                                           ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                         15,692,415          1,000,150         74,998,770         63,346,504
    Retirement Class                                                    --                 --                 --                 --
  Distributions reinvested
    Institutional Class                                             83,892              5,666                 --                 --
    Retirement Class                                                    --                 --                 --                 --
  Cost of shares redeemed
    Institutional Class                                         (8,488,290)               (20)      (113,646,870)       (94,610,881)
    Retirement Class                                                    --                 --                (97)               (11)
    Net assets received in conjunction with merger
      agreement                                                         --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets from share
      transactions                                               7,268,017          1,005,796        (38,648,197)       (31,264,388)
                                                           ---------------    ---------------    ---------------    ---------------
    Net Increase (Decrease) in Net Assets                        4,670,412            910,202        (67,543,375)       (23,468,745)
NET ASSETS
  Beginning                                                        910,202                 --        117,069,664        140,538,409
                                                           ---------------    ---------------    ---------------    ---------------
  Ending                                                   $     5,580,614    $       910,202    $    49,526,289    $   117,069,664
                                                           ===============    ===============    ===============    ===============
Undistributed net investment income (loss), ending         $        51,061    $         3,588    $       (42,892)   $      (236,931)
                                                           ===============    ===============    ===============    ===============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                    1,463,394             80,012          7,285,784          5,912,598
  Distributions reinvested                                              --                511                 --                 --
  Shares redeemed                                                 (922,221)                (2)       (11,240,396)        (8,814,723)
  Shares received in conjunction with merger agreement                  --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
  Net Institutional Share Activity                                 541,173             80,521         (3,954,612)        (2,902,125)
                                                           ===============    ===============    ===============    ===============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                           --                 --                 --                 --
  Distributions reinvested                                              --                 --                 --                 --
  Shares redeemed                                                       --                 --                (10)                --
                                                           ===============    ===============    ===============    ===============
  Net Retirement Share Activity                                         --                 --                (10)                --
                                                           ===============    ===============    ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                            US LARGE CAP SELECT GROWTH                US EQUITY GROWTH
                                                         --------------------------------------------------------------------
                                                              2003              2002              2003              2002
                                                         --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           $     (281,622)   $     (641,844)   $     (530,748)   $     (769,692)
  Net realized gain (loss)                                  (20,782,303)      (46,884,276)      (23,863,890)      (32,425,285)
  Net unrealized appreciation (depreciation)                 (6,331,873)       25,262,395        (8,274,469)       14,639,983
                                                         --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets
     from investment operations                             (27,395,798)      (22,263,725)      (32,669,107)      (18,554,994)
                                                         --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                              --                --                --                --
    Retirement Class                                                 --                --                --                --
  From net realized gains
    Institutional Class                                              --                --                --                --
    Retirement Class                                                 --                --                --                --
                                                         --------------    --------------    --------------    --------------
    Total distributions                                              --                --                --                --
                                                         --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                       5,181,870        31,612,251        10,632,435        40,435,417
    Retirement Class                                          5,555,103        12,441,238             4,469            17,580
  Distributions reinvested
    Institutional Class                                              --                --                --                --
    Retirement Class                                                 --                --                --                --
  Cost of shares redeemed
    Institutional Class                                     (28,865,061)      (21,655,522)      (46,230,038)      (25,498,159)
    Retirement Class                                        (23,251,903)       (6,591,609)           (9,860)          (60,575)
    Net assets received in conjunction with merger
     agreement                                                       --                --                --                --
                                                         --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets from share
     transactions                                           (41,379,991)       15,806,358       (35,602,994)       14,894,263
                                                         --------------    --------------    --------------    --------------
    Net Increase (Decrease) in Net Assets                   (68,775,789)       (6,457,367)      (68,272,101)       (3,660,731)
NET ASSETS
  Beginning                                                  96,155,344       102,612,711       110,359,741       114,020,472
                                                         --------------    --------------    --------------    --------------
  Ending                                                 $   27,379,555    $   96,155,344    $   42,087,640    $  110,359,741
                                                         ==============    ==============    ==============    ==============
Undistributed net investment income (loss), ending       $           --    $           --    $           --    $           --
                                                         ==============    ==============    ==============    ==============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                   376,371         1,596,541         1,238,125         3,313,326
  Distributions reinvested                                           --                --                --                --
  Shares redeemed                                            (2,131,229)       (1,093,620)       (5,615,141)       (2,013,717)
  Shares received in conjunction with merger agreement               --                --                --                --
                                                         --------------    --------------    --------------    --------------
  Net Institutional Share Activity                           (1,754,858)          502,921        (4,377,016)        1,299,609
                                                         ==============    ==============    ==============    ==============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                   398,538           617,945               525             1,500
  Distributions reinvested                                           --                --                --                --
  Shares redeemed                                            (1,817,930)         (334,096)           (1,216)           (5,388)
                                                         ==============    ==============    ==============    ==============
  Net Institutional Share Activity                           (1,419,392)          283,849              (691)           (3,888)
                                                         ==============    ==============    ==============    ==============

                                                                   EMERGING GROWTH                    GROWTH DISCOVERY
                                                         --------------------------------------------------------------------
                                                              2003              2002              2003              2002
                                                         --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           $   (1,078,446)   $     (763,817)   $     (693,511)   $   (1,155,594)
  Net realized gain (loss)                                  (37,914,813)      (35,645,098)      (10,966,645)       (5,649,136)
  Net unrealized appreciation (depreciation)                (16,855,667)       33,116,067       (13,360,080)       15,417,877
                                                         --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets
     from investment operations                             (55,848,926)       (3,292,848)      (25,020,236)        8,613,147
                                                         --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                              --                --                --                --
    Retirement Class                                                 --                --                --                --
  From net realized gains
    Institutional Class                                              --                --                --                --
    Retirement Class                                                 --                --                --                --
                                                         --------------    --------------    --------------    --------------
    Total distributions                                              --                --                --                --
                                                         --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                       8,440,975        66,218,636        11,668,360        65,319,435
    Retirement Class                                          1,339,322         2,192,478                --                --
  Distributions reinvested
    Institutional Class                                              --                --                --                --
    Retirement Class                                                 --                --                --                --
  Cost of shares redeemed
    Institutional Class                                     (90,421,686)      (27,897,943)      (39,334,576)      (33,431,238)
    Retirement Class                                         (1,525,264)       (1,168,607)               --                --
    Net assets received in conjunction with merger
     agreement                                                       --                --                --                --
                                                         --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets from share
     transactions                                           (82,166,653)       39,344,564       (27,666,216)       31,888,197
                                                         --------------    --------------    --------------    --------------
    Net Increase (Decrease) in Net Assets                  (138,015,579)       36,051,716       (52,686,452)       40,501,344
NET ASSETS
  Beginning                                                 177,650,716       141,599,000        88,311,050        47,809,706
                                                         --------------    --------------    --------------    --------------
  Ending                                                 $   39,635,137    $  177,650,716    $   35,624,598    $   88,311,050
                                                         ==============    ==============    ==============    ==============
Undistributed net investment income (loss), ending       $           --    $           --    $           --    $           --
                                                         ==============    ==============    ==============    ==============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                 1,088,572         6,549,255         1,435,876         5,632,619
  Distributions reinvested                                           --                --                --                --
  Shares redeemed                                           (13,312,953)       (2,923,707)       (4,764,230)       (2,799,855)
  Shares received in conjunction with merger agreement               --                --                --                --
                                                         --------------    --------------    --------------    --------------
  Net Institutional Share Activity                          (12,224,381)        3,625,548        (3,328,354)        2,832,764
                                                         ==============    ==============    ==============    ==============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                   182,675           230,965                --                --
  Distributions reinvested                                           --                --                --                --
  Shares redeemed                                              (205,556)         (123,776)               --                --
                                                         ==============    ==============    ==============    ==============
  Net Institutional Share Activity                              (22,881)          107,189                --                --
                                                         ==============    ==============    ==============    ==============

                                                                   LARGE CAP VALUE                  VALUE OPPORTUNITIES
                                                         --------------------------------------------------------------------
                                                              2003              2002               2003            2002
                                                         --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           $      518,003    $      508,678    $      115,809    $      320,606
  Net realized gain (loss)                                   (7,113,597)       (1,957,311)         (538,307)        1,741,999
  Net unrealized appreciation (depreciation)                 (7,331,775)        4,460,226        (8,339,563)        8,254,552
                                                         --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets
     from investment operations                             (13,927,369)        3,011,593        (8,762,061)       10,317,157
                                                         --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                        (393,835)         (108,672)         (103,762)         (169,273)
    Retirement Class                                           (114,832)          (18,078)               --                --
  From net realized gains
    Institutional Class                                              --          (759,455)       (1,777,522)               --
    Retirement Class                                                 --          (170,830)               --                --
                                                         --------------    --------------    --------------    --------------
    Total distributions                                        (508,667)       (1,057,035)       (1,881,284)         (169,273)
                                                         --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                      14,654,872        25,199,986        11,058,032        55,190,194
    Retirement Class                                          1,748,375         3,198,953                --                --
  Distributions reinvested
    Institutional Class                                         383,704           833,253         1,879,944           168,033
    Retirement Class                                            114,832           188,908                --                --
  Cost of shares redeemed
    Institutional Class                                     (15,177,108)      (34,855,005)      (50,147,772)       (6,673,069)
    Retirement Class                                         (3,661,668)       (2,249,079)               --                --
    Net assets received in conjunction with merger
     agreement                                                       --                --                --                --
                                                         --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets from share
     transactions                                            (1,936,993)       (7,682,984)      (37,209,796)       48,685,158
                                                         --------------    --------------    --------------    --------------
    Net Increase (Decrease) in Net Assets                   (16,373,029)       (5,728,426)      (47,853,141)       58,833,042
NET ASSETS
  Beginning                                                  50,781,575        56,510,001        58,833,042                --
                                                         --------------    --------------    --------------    --------------
  Ending                                                 $   34,408,546    $   50,781,575    $   10,979,901    $   58,833,042
                                                         ==============    ==============    ==============    ==============
Undistributed net investment income (loss), ending       $      518,007    $      508,671    $       58,295    $      103,766
                                                         ==============    ==============    ==============    ==============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                   674,339         1,023,197           774,483         4,231,539
  Distributions reinvested                                       19,359            36,040           171,841            11,808
  Shares redeemed                                              (783,019)       (1,443,390)       (3,638,944)         (477,797)
  Shares received in conjunction with merger agreement               --                --                --                --
                                                         --------------    --------------    --------------    --------------
  Net Institutional Share Activity                              (89,321)         (384,153)       (2,692,620)        3,765,550
                                                         ==============    ==============    ==============    ==============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                    88,765           133,876                --                --
  Distributions reinvested                                        5,805             8,188                --                --
  Shares redeemed                                              (191,075)          (94,322)               --                --
                                                         ==============    ==============    ==============    ==============
  Net Institutional Share Activity                              (96,505)           47,742                --                --
                                                         ==============    ==============    ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        CONVERTIBLE                    HIGH YIELD BOND
                                                            --------------------------------------------------------------------
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              $    2,258,095    $    3,282,076    $    6,427,855    $    5,623,841
  Net realized gain (loss)                                     (14,703,727)      (22,760,273)       (4,021,971)       (7,984,095)
  Net unrealized appreciation (depreciation)                    (4,051,222)       13,470,561         1,807,612         3,580,353
                                                            --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets from investment
     operations                                                (16,496,854)       (6,007,636)        4,213,496         1,220,099
                                                            --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                         (2,506,882)       (3,674,570)       (6,475,265)       (5,787,529)
    Retirement Class                                                    --                --                (7)              (14)
  From net realized gains
    Institutional Class                                                 --                --                --                --
    Retirement Class                                                    --                --                --                --
                                                            --------------    --------------    --------------    --------------
    Total distributions                                         (2,506,882)       (3,674,570)       (6,475,272)       (5,787,543)
                                                            --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                          7,960,659        60,058,464        88,304,500        43,802,930
    Retirement Class                                                    --                --                --                --
  Distributions reinvested
    Institutional Class                                          2,286,697         3,450,005         5,860,662         5,239,535
    Retirement Class                                                    --                --                 5                10
  Cost of shares redeemed
    Institutional Class                                        (66,700,757)      (60,293,604)      (43,090,008)      (15,728,096)
    Retirement Class                                                    --                --              (165)              (20)
    Net assets received in conjunction with merger
     agreement                                                          --                --                --                --
                                                            --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets from share
     transactions                                              (56,453,401)        3,214,865        51,074,994        33,314,359
                                                            --------------    --------------    --------------    --------------
    Net Increase (Decrease) in Net Assets                      (75,457,137)       (6,467,341)       48,813,218        28,746,915
NET ASSETS
  Beginning                                                    120,358,608       126,825,949        71,368,923        42,622,008
                                                            --------------    --------------    --------------    --------------
  Ending                                                    $   44,901,471    $  120,358,608    $  120,182,141    $   71,368,923
                                                            ==============    ==============    ==============    ==============
Undistributed net investment income (loss), ending          $           43    $          130    $      112,232    $       42,014
                                                            ==============    ==============    ==============    ==============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                      439,755         2,662,287         9,302,631         4,305,162
  Distributions reinvested                                         124,729           160,939           618,882           521,038
  Shares redeemed                                               (3,667,509)       (2,666,726)       (4,686,211)       (1,543,949)
  Shares received in conjunction with merger agreement                  --                --                --                --
                                                            --------------    --------------    --------------    --------------
  Net Institutional Share Activity                              (3,103,025)          156,500         5,235,302         3,282,251
                                                            ==============    ==============    ==============    ==============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                           --                --                --                --
  Distributions reinvested                                              --                --                 1                 1
  Shares redeemed                                                       --                --               (14)               (2)
                                                            --------------    --------------    --------------    --------------
  Net Institutional Share Activity                                      --                --               (13)               (1)
                                                            --------------    --------------    --------------    --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

   Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end management investment company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds offer Institutional shares ("Class I") and five Funds offer Retirement shares ("Class R"). Class I and Class R shares have no sales charge, but Class R shares have a distribution fee. The fourteen Funds offering Class I shares are covered in this report with each Fund's operations accounted for separately.

   On February 14, 2003 the Global Select Fund ("the Fund") acquired all the assets and assumed all the liabilities of the Global Technology Fund and the Global Healthcare Fund. Pursuant to the terms of the agreement governing the acquisition, the Global Technology Fund and the Global Healthcare Fund shareholders became entitled to receive an equivalent dollar amount of full shares of common stock of the Fund. Based on the net asset values of the Global Technology Fund and the Global Healthcare Fund as of February 14, 2003 ($10.26 and $16.74, respectively), the conversion ratio was 1.00779 shares of the Fund for each share of Global Technology and 1.65405 shares of the Fund for each share of Global Healthcare. Based upon the opinion of Fund counsel, the reorganization qualified as a tax-free exchange for Federal income tax purposes, with no gain or loss recognized to the Funds or their shareholders. The Global Technology Fund and the Global Healthcare Fund net assets, including unrealized depreciation of $1,242,242 and $55,624, respectively, were combined with the Fund for total net assets after the acquisition of $76,753,215.

   On June 1, 2002 the names of the following funds were changed to more accurately reflect their investment policies.

OLD                               NEW
International Small Cap Growth    International Growth
  Fund                              Opportunities Fund
Mid Cap Growth Fund               U.S. Equity Growth Fund
Small Cap Growth Fund             Emerging Growth Fund
Mini Cap Growth Fund              Growth Discovery Fund
Value Fund                        Large Cap Value Fund
Small Cap Value Fund              Value Opportunities Fund

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

   Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

   Debt securities are valued at bid prices obtained from independent pricing services or from one or more dealers making markets in the securities. Security prices quoted in a foreign currency are translated using the current U.S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market value. When market quotations for securities are not readily available, a fair value is determined by the Investment Adviser in accordance with procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

   Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

FOREIGN CURRENCY TRANSACTIONS

   At each net asset valuation date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a foreign currency is included with the net realized and unrealized gain or loss of the associated security. Other foreign currency gains or losses are reported separately.

   Certain Funds may use forward foreign currency contracts to reduce their exposure to currency fluctuations of their foreign securities. These contracts are commitments to purchase or sell a foreign currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward foreign currency contracts at March 31, 2003.

FUTURES CONTRACTS

   Each Fund may enter into futures contracts involving foreign currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at March 31, 2003.

OPTIONS CONTRACTS

   The Funds may: (a) buy call options on foreign currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

   Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund remits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

   Each Fund may temporarily loan securities up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralizes the loans with cash. The risk associated with portfolio lending is that the borrower may not provide additional collateral when required or return the securities when due.

   The market value of securities on loan and the related collateral at the year ended March 31, 2003 were:

             FUND                    MARKET VALUE    COLLATERAL
             ----                    ------------    ----------
Worldwide Growth                     $    634,404   $    667,080
Global Select                             962,435        995,772
International Core Growth               2,568,330      2,704,178
International Growth Opportunities      5,412,408      5,703,153
International Structured                   95,196        100,100
U.S. Equity Growth                      8,201,530      8,245,400
Emerging Growth                         5,965,559      6,411,900
Growth Discovery                        6,534,341      6,939,741
Emerging Countries                      2,330,024      2,456,472
Value Opportunities                       111,868        122,000
Convertible                               861,864        882,100

CREDIT FACILITY

   The Trust has a $15 million credit facility available to fund temporary or emergency borrowing. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. The following funds had borrowing activity during the fiscal year ended March 31, 2003.

                                        WEIGHTED AVERAGE
            FUND                            INTEREST
            ----                        ----------------
International Core Growth Fund               1.85%
Emerging Countries Fund                      1.76%
Global Select Fund                           1.75%

COMMITMENTS AND CONTINGENCIES

   In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

NOTE C -- FEDERAL INCOME TAXES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

   Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

   The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

   The tax character of distributions paid during the fiscal year ended March 31, 2003 were as follows:

                                                                       DISTRIBUTION PAID FROM:
                                                  ------------------------------------------------------------------
                                                                   NET          TOTAL                      TOTAL
                                                   ORDINARY     LONG TERM      TAXABLE     TAX RETURN  DISTRIBUTIONS
                     FUND                           INCOME    CAPITAL GAIN  DISTRIBUTIONS  OF CAPITAL    PAID (1)
                     ----                         ----------  ------------  -------------  ----------  -------------
Worldwide Growth                                          --            --             --          --             --
Global Select                                             --            --             --          --             --
International Core Growth                                 --            --             --          --             --
International Growth Opportunities                        --            --             --          --             --
International Structured                              83,900            --         83,900          --         83,900
Emerging Countries                                        --            --             --          --             --
U.S. Large Cap Select Growth                              --            --             --          --             --
U.S. Equity Growth                                        --            --             --          --             --
Emerging Growth                                           --            --             --          --             --
Growth Discovery                                          --            --             --          --             --
Large Cap Value                                      508,667            --        508,667          --        508,667
Value Opportunities                                1,863,920        17,364      1,881,284          --      1,881,284
Convertible                                        2,506,882            --      2,506,882          --      2,506,882
High Yield Bond                                    6,475,272            --      6,475,272          --      6,475,272


   The tax character of distributions paid during the fiscal year ended March 31, 2002 were as follows:

                                                                       DISTRIBUTION PAID FROM:
                                                  ------------------------------------------------------------------
                                                                   NET          TOTAL                      TOTAL
                                                   ORDINARY     LONG TERM      TAXABLE     TAX RETURN  DISTRIBUTIONS
                     FUND                           INCOME    CAPITAL GAIN  DISTRIBUTIONS  OF CAPITAL     PAID (1)
                     ----                         ----------  ------------  -------------  ----------  -------------
Worldwide Growth                                          --            --             --          --             --
Global Select                                             --            --             --          --             --
International Core Growth                                 --            --             --          --             --
International Growth Opportunities                        --            --             --          --             --
International Structured                               5,666            --          5,666          --          5,666
Emerging Countries                                        --            --             --          --             --
U.S. Large Cap Select Growth                              --            --             --          --             --
U.S. Equity Growth                                        --            --             --          --             --
Emerging Growth                                           --            --             --          --             --
Growth Discovery                                          --            --             --          --             --
Large Cap Value                                      760,884       296,151      1,057,035          --      1,057,035
Value Opportunities                                  169,273            --        169,273          --        169,273
Convertible                                        3,674,570            --      3,674,570          --      3,674,570
High Yield Bond                                    5,787,543            --      5,787,543          --      5,787,543

   As of March 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                           COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT):
                                   ------------------------------------------------------------------------------------------------
                                   UNDISTRIBUTED  UNDISTRIBUTED                ACCUMULATED       UNREALIZED             TOTAL
                                     ORDINARY       LONG-TERM    ACCUMULATED   CAPITAL AND      APPRECIATION/        ACCUMULATED
        FUND                          INCOME      CAPITAL GAINS   EARNINGS    OTHER LOSSES     (DEPRECIATION)     EARNING/(DEFICIT)
        ----                       -------------  -------------  -----------  ------------     --------------     -----------------
Worldwide Growth                              --             --           --   (66,080,011)(2)       (978,106)(3)       (67,058,117)
Global Select                                 --             --           --   (27,198,210)(2)      1,310,794(3)        (25,887,416)
International Core Growth                484,619             --      484,619  (147,213,697)(2)     (1,785,909)(3)      (148,514,987)
International Growth Opportunities            --             --           --  (102,314,603)(2)       (596,418)(3)      (102,911,021)
International Structured                  53,474             --       53,474    (2,210,467)(2)       (536,205)(4)        (2,693,198)
Emerging Countries                            --             --           --  (104,314,720)(2)     (1,900,173)(3)      (106,214,893)
U.S. Large Cap Select Growth                  --             --           --  (110,100,964)(2)        179,716(3)       (109,921,248)
U.S. Equity Growth                            --             --           --   (94,707,236)(2)      3,443,262(3)        (91,263,974)
Emerging Growth                               --             --           --  (100,485,143)(2)       (816,959)(3)      (101,302,102)
Growth Discovery                              --             --           --   (33,374,768)(2)      1,625,658(3)        (31,749,110)
Large Cap Value                          518,007             --      518,007    (9,051,513)(2)     (2,703,520)(3)       (11,237,026)
Value Opportunities                       58,295             --       58,295      (564,849)(2)       (120,799)(3)          (627,353)
Convertible                                   43             --           43   (52,412,314)(2)        546,852(3)        (51,865,420)
High Yield Bond                          112,232             --      112,232   (11,160,002)(2)      2,980,211(3)         (8,067,559)

(1) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

(2) The following Funds had net capital loss carryforwards of approximately:

                                                        CAPITAL LOSS                   POST OCTOBER
                                                        CARRYFORWARD     EXPIRATION       LOSSES
                            FUND                         (IN 000's)         DATE        (IN 000's)
                            ----                        ------------     ----------    ------------
Worldwide Growth                                          $ 49,438       3/31/2010        $ 3,199
                                                            13,443       3/31/2011
Global Select                                                2,769       3/31/2008          5,060
                                                             3,841       3/31/2009
                                                             8,248       3/31/2010
                                                             7,280       3/31/2011
International Core Growth                                   15,101       3/31/2009         17,354
                                                            71,859       3/31/2010
                                                            42,899       3/31/2011
International Growth Opportunities                           5,844       3/31/2009          8,713
                                                            62,195       3/31/2010
                                                            25,562       3/31/2011
International Structured                                        57       3/31/2010            726
                                                             1,428       3/31/2011
Emerging Countries                                          33,556       3/31/2009          1,628
                                                            60,017       3/31/2010
                                                             9,113       3/31/2011
U.S. Large Cap Select Growth                                 4,810       3/31/2009          3,286
                                                            75,903       3/31/2010
                                                            26,102       3/31/2011
U.S. Equity Growth                                          64,136       3/31/2010          2,139
                                                            28,433       3/31/2011
Emerging Growth                                             57,918       3/31/2010          8,905
                                                            33,662       3/31/2011
Growth Discovery                                            22,281       3/31/2010          1,157
                                                             9,936       3/31/2011
Large Cap Value                                                950       3/31/2010          1,441
                                                             6,660       3/31/2011
Value Opportunities                                            267       3/31/2011            298
Convertible                                                  3,628       3/31/2009            733
                                                            27,998       3/31/2010
                                                            20,053       3/31/2011
High Yield Bond                                                197       3/31/2009            911
                                                             5,679       3/31/2010
                                                             4,374       3/31/2011

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended March 31, 2003, the Fund deferred to April 1, 2003, post October capital and currency losses.

(3) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(4) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

   Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

   Many of the brokers with whom Nicholas-Applegate places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the funds expenses. During the period, the credits used to reduce the funds custody fees were:

                                    CREDIT     DIRECT
                                   INTEREST   BROKERAGE
              FUND                  OFFSET     OFFSET
              ----                 --------   ---------
Worldwide Growth                   $    795   $  10,365
Global Select                           866       7,444
International Core Growth             1,959      36,562
International Growth Opportunities    1,236      17,175
International Structured                 90         812
Emerging Countries                      537      28,063
U.S. Large Cap Select Growth          1,260       9,222
U.S. Equity Growth                    2,105      11,137
Emerging Growth                       2,966      19,873
Growth Discovery                      2,479      18,181
Large Cap Value                         597       4,398
Value Opportunities                     482       6,613
Convertible                           1,021       1,182
High Yield Bond                       6,355          34

USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NICHOLAS-APPLEGATE SOUTHEAST ASIA FUND, LTD.

   The International Growth Opportunities Fund and the Emerging Countries Fund invest in the Indian and certain other Southeast Asia stock markets through Nicholas-Applegate Southeast Asia Fund Ltd., a subsidiary company of each of the Funds and incorporated under the laws of Mauritius (the "Mauritius Subsidiary"). The Mauritius Subsidiary is entitled to benefit from the double taxation treaty between India and Mauritius, and invests in India in what the Investment Adviser considers to be the most efficient way currently available. The Mauritius Subsidiary may also be utilized to invest in other Southeast Asia markets where deemed appropriate or advisable by the Investment Adviser. Each Fund holds a 100% interest in a separate class of securities issued by the Mauritius Subsidiary, represented by a separate, underlying portfolio of securities. The accounts of the Mauritius Subsidiary are reflected in the Fund using consolidation accounting principles.

NOTE D -- TRANSACTIONS WITH AFFILIATES

   The Investment Adviser receives the following annual fees payable monthly based on the average daily net assets of each Fund.

                                                  ADVISORY FEE
                                               -------------------
                                                4/1/02    1/22/03
                                                  TO         TO
                                               1/21/03    3/31/03
                                               -------    --------
Worldwide Growth, International Core Growth      1.00%      0.50%
Global Select                                    0.80%      0.65%
International Growth Opportunities               1.00%      0.70%
International Structured                         0.85%      0.50%
Emerging Countries                               1.25%      0.85%
U.S. Large Cap Select Growth, Large Cap Value    0.75%      0.45%
U.S. Equity Growth                               0.75%      0.60%
Emerging Growth, Value Opportunities             1.00%      0.75%
Growth Discovery                                 1.25%      1.00%
Convertible                                      0.75%      0.55%
High Yield Bond                                  0.60%      0.40%

   Pursuant to the Administrative Services agreement the Investment Adviser provides operational support services to the Funds at an annual fee on average daily net assets of up to 0.25%.

                                         ADMINISTRATIVE     SHAREHOLDER
              FUND                       SERVICES FEE      SERVICES FEE
              ----                      ----------------  ----------------
                                         4/1/02  1/22/03   4/1/02  1/22/03
                                           TO       TO       TO       TO
                                        1/21/03  3/31/03  1/21/03  3/31/03
Worldwide Growth                         0.10%    0.25%     none    0.25%
Global Select                            0.10%    0.07%     none    0.08%
International Core Growth                0.10%    0.25%     none    0.25%
International Growth Opportunities       0.10%    0.15%     none    0.15%
International Structured                 0.10%    0.17%     none    0.18%
Emerging Countries                       0.10%    0.20%     none    0.20%
U.S. Large Cap Select Growth             0.10%    0.15%     none    0.15%
U.S. Equity Growth                       0.10%    0.07%     none    0.08%
Emerging Growth                          0.10%    0.12%     none    0.13%
Growth Discovery                         0.10%    0.12%     none    0.13%
Large Cap Value                          0.10%    0.15%     none    0.15%
Value Opportunities                      0.10%    0.12%     none    0.13%
Convertible                              0.10%    0.10%     none    0.10%
High Yield Bond                          0.10%    0.10%     none    0.10%

   The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through March 31, 2004. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds' actual expenses (exclusive of taxes, interest, brokerage and expense offset arrangements) when they fall below the limit in the year such reimbursement is paid.

                                             INSTITUTIONAL CLASS
                                      -------------------------------
                                      EXPENSE     EXPENSE     EXPENSE
                                       LIMIT       LIMIT       LIMIT
                                      4/01/02     7/01/02     1/22/03
                                        TO          TO          TO
                FUND                  6/30/02     1/21/03     3/31/03
                ----                  -------     -------     -------
Worldwide Growth                       1.35%       1.00%       1.25%
Global Select                          1.20%       1.05%       1.10%
International Core Growth              1.40%       1.15%       1.15%
International Growth Opportunities     1.40%       1.40%       1.40%
International Structured               1.25%       1.25%       1.25%
Emerging Countries                     1.65%       1.50%       1.65%
U.S. Large Cap Select Growth           1.00%       0.90%       1.00%
U.S. Equity Growth                     1.00%       1.00%       1.00%
Emerging Growth                        1.25%       1.25%       1.25%
Growth Discovery                       1.56%       1.56%       1.40%
Large Cap Value                        1.00%       0.85%       1.00%
Value Opportunities                    1.30%       1.30%       1.30%
Convertible                            1.00%       1.00%       1.00%
High Yield Bond                        0.75%       0.75%       0.80%

   Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $31,000 each from the Trust. All of which was paid as of March 31, 2003

NOTE E -- INVESTMENT TRANSACTIONS

   The following table presents purchases and sales of securities, excluding short-term investments, during the year ended March 31, 2003 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2003, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                     GROSS          GROSS         UNREALIZED
                                                                                   UNREALIZED     UNREALIZED     APPRECIATION
                                      PURCHASES        SALES         TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
              FUND                    (IN 000's)     (IN 000's)     (IN 000's)     (IN 000's)     (IN 000's)      (IN 000's)
              ----                   ------------   ------------   ------------   ------------   ------------   --------------
Worldwide Growth                     $    133,854   $    146,202   $     43,031   $      2,082   $     (3,060)   $       (978)
Global Select                             148,164        117,647         68,821          4,240         (2,929)          1,311
International Core Growth                 376,151        474,856        108,540          4,623         (6,409)         (1,786)
International Growth Opportunities        145,541        194,924         65,074          4,658         (5,254)           (596)
International Structured                   27,612         20,457          6,083            195           (731)           (536)
Emerging Countries                        187,074        225,252         51,111          5,071         (6,971)         (1,900)
U.S. Large Cap Select Growth              117,667        157,697         28,119          1,123           (943)            180
U.S. Equity Growth                        150,060        186,784         39,330          4,266           (823)          3,443
Emerging Growth                           136,573        219,439         40,287          3,873         (4,690)           (817)
Growth Discovery                           83,181        111,449         33,823          3,996         (2,370)          1,626
Large Cap Value                            58,612         59,849         38,357          1,840         (4,544)         (2,704)
Value Opportunities                        27,462         66,053         11,342          1,024         (1,145)           (121)
Convertible                                75,385        129,858         44,261          1,933         (1,386)            547
High Yield Bond                           137,589         95,335        113,258          4,027         (1,047)          2,980

   Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and foreign currency transactions. During the period, the U.S. Equity Growth Fund had a redemption-in-kind valued at $26,159,809, the Emerging Growth Fund had a redemption-in-kind valued at $30,063,338, the Value Opportunities Fund had a redemption-in-kind valued at $13,669,588, the Convertible Fund had a redemption-in-kind valued at $27,826,855 and the High Yield Fund had a redemption-in-kind valued at $25,289,741.

NOTE F -- FINANCIAL INSTRUMENTS

   During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward foreign currency contracts and futures contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

NOTE G -- CHANGE IN INDEPENDENT AUDITOR

CHANGE IN INDEPENDENT AUDITOR

   Based on the recommendation of the Audit Committee of the Trust, on February 7, 2003, the Board of Trustees determined not to retain Ernst & Young LLP ("E&Y") as the Trust's independent auditor and voted to appoint PricewaterhouseCoopers LLP as the Trust's independent auditor, for the fiscal year ended March 31, 2003. During the two most recent fiscal years through February 7, 2003, E&Y's audit reports contained no adverse opinion or disclaimer of opinion, nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Management of the Trust had a disagreement with E&Y related to the accounting for credits under a proposed expense offset arrangement with respect to securities lending. This arrangement did not become effective until April, 2003. The disagreement was not satisfactorily resolved with E&Y. Due to this disagreement, the Trust consulted with PricewaterhouseCoopers LLP who after consultation with the Staff of the Securities and Exchange Commission, opined that the Trust could account for credits under the expense offset arrangement in the manner proposed by the Management of the Trust.

NOTE H -- SHAREHOLDER ACTIONS (UNAUDITED)

   The Trust held a special meeting of the shareholders of the Global Technology and Global Health Care funds on February 14, 2003. Shareholders of each Fund approved the reorganization and tax free merger into the Global Select Fund as described in the proxy statement mailed to shareholders of record as of November 27, 2002 on January 9, 2003.

   In the matter of approving the reorganization and termination of each of the Funds there were the following votes either present or represented by proxy:

                            FOR        AGAINST     ABSTAIN
                        -----------  ----------  ----------
Global Health Care      532,387.501  41,685.196  16,540.634
Global Technology       806,396.262  20,061.435  11,651.952

NOTE I -- ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

   The amounts which represent income derived from sources within, and taxes paid to foreign countries or possessions of the United States are as follows:

                                        FOREIGN
              FUND                   SOURCE INCOME   FTC TOTAL:
              ----                   -------------   ----------
International Core Growth            $   4,322,634   $  470,635
International Growth Opportunities       2,123,819      241,955
International Structured                   217,927       24,717
Emerging Countries                       1,842,389      156,359

   The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2003, which qualify for the Dividends Received Deduction available to corporate shareholders was:

       FUND                                        PERCENTAGE:
       ----                                        -----------
Large Cap Value                                       100.00%
Value Opportunities                                    14.82
Convertible                                            47.47

   The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

       FUND                                           AMOUNT
       ----                                         ----------
Value Opportunities                                  $  17,364

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the "Funds") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for year ended March 31, 2002 and prior periods were audited by other independent accountants whose report dated May 1, 2002 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
May 9, 2003

CORPORATE GOVERNANCE (UNAUDITED)

                                                                                   NUMBER OF
                                           TERM OF                               PORTFOLIOS IN
                         POSITION(S)     OFFICE AND                               FUND COMPLEX
  NAME, ADDRESS(1)        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATION(S)   OVERSEEN BY        OTHER DIRECTORSHIPS
       AND AGE              FUND          SERVED(2)      DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------  ------------  --------------  ------------------------  -------------  ------------------------------
DISINTERESTED TRUSTEES:

WALTER E.AUCH (81)       Trustee       Since May 1999  Retired; prior thereto,        14        Trustee, UBS Funds (since
                                                       Chairman and CEO of                      1994) and Brinson
                                                       Chicago Board of Options                 Supplementary Trust (since
                                                       Exchange (1979-1986);                    1997); Director, Thompson Asset
                                                       prior thereto, Senior                    Management Corp
                                                       Executive-Vice President                 (1987-1999); Director, Smith
                                                       PaineWebber Inc.                         Barney Trak Fund (since 1992)
                                                                                                and Smith Barney Advisors
                                                                                                (since 1992); Director, PIMCO
                                                                                                Advisors L.P (1994-2001);
                                                                                                Director, Banyon Realty Trust
                                                                                                (1988-2002), Banyon Mortgage
                                                                                                Investment Fund (1988-2002)
                                                                                                and Banyon Land Fund II
                                                                                                (1988-2002); Director, Express
                                                                                                America Holdings Corp (1992-
                                                                                                1999); Director, Legend
                                                                                                Properties, Inc. (1987-1999);
                                                                                                Director, Senele Group (since
                                                                                                1988); Director, Fort Dearborn
                                                                                                Income Securities, Inc.
                                                                                                (1987-1995); Trustee, Nicholas-
                                                                                                Applegate Mutual Funds
                                                                                                (1994-1999); Director, Geotek
                                                                                                Industries, Inc. (1987-1998).

DARLENE DEREMER (47)     Trustee       Since May 1999  Managing Director,             14        Founding Member and Director,
                                                       NewRiver E-Business                      National Defined Contribution
                                                       Advisory Services                        Council (since 1997); Trustee,
                                                       Division; Prior to,                      Boston Alzheimer's Association
                                                       President and Founder,                   (since 1998); Director, King's
                                                       DeRemer Associates, a                    Wood Montessori School (since
                                                       strategic and marketing                  1995); Editorial Board,
                                                       consulting firm for the                  National Association of
                                                       financial services                       Variable Annuities since
                                                       industry (since 1987);                   1997); Director,
                                                       Vice President and                       Nicholas-Applegate Strategic
                                                       Director, Asset                          Opportunities, Ltd.
                                                       Management Division,                     (1994-1997); Trustee, Nicholas-
                                                       State Street Bank and                    Applegate Mutual Funds
                                                       Trust Company, now                       (1994-1999); Director, Jurika &
                                                       referred to as State                     Voyles Fund Group (since
                                                       Street Global Advisers,                  1994-2000).
                                                       (1982-1987); Vice
                                                       President, T. Rowe Price
                                                       & Associates
                                                       (1979-1982); Member,
                                                       Boston Club (since
                                                       1998); Member, Financial
                                                       Women's Association
                                                       Advisory Board (since
                                                       1995); Founder, Mutual
                                                       Fund Cafe Website.

                                                                                   NUMBER OF
                                           TERM OF                               PORTFOLIOS IN
                         POSITION(S)     OFFICE AND                               FUND COMPLEX
  NAME, ADDRESS(1)        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATION(S)   OVERSEEN BY        OTHER DIRECTORSHIPS
       AND AGE              FUND          SERVED(2)      DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------  ------------  --------------  ------------------------  -------------  ------------------------------
GEORGE F.KEANE (73)      Trustee       Since May 1999  Consultant, Associated         14        Director, Bramwell Funds
                                                       Energy Managers (since                   (since 1994); Director,
                                                       1994); Prior to, President               Longview Oil & Gas (since
                                                       Emeritus and founding                    2000); Director, Security
                                                       Chief Executive Officer,                 Capital U.S. Real Estate (since
                                                       The Common Fund                          1997); Director, The Universal
                                                       (1971-1992); and Endowment               Bond Fund (since
                                                       Advisors (1987-1992)                     1997); Director, Universal
                                                       (organizations that                      Stainless & Alloy Products
                                                       provide investment                       Inc. (1994-2000); Director,
                                                       management programs for                  United Water Services and
                                                       colleges and                             affiliated companies
                                                       universities); Member,                   (1996-2000); Director, and
                                                       Investment Advisory                      former Chairman of the Board,
                                                       Committee, New York State                Trigen Energy Corporation
                                                       Common Retirement Fund                   (1994-2000); Trustee, Nicholas-
                                                       (since 1982).                            Applegate Mutual Funds
                                                                                                (1994-1999).

INTERESTED TRUSTEES:

E.BLAKE MOORE, JR.       Chairman and  Since May 2001  General Counsel and            14        Director and Chairman of the
 (45)                    President                     Secretary,                               Board, Nicholas-Applegate
                                                       Nicholas-Applegate                       Fund, Inc. (Since 2001);
                                                       Capital Management LLC,                  Secretary, Nicholas-Applegate
                                                       Nicholas-Applegate                       Institutional Funds
                                                       Securities LLC,                          (1999-2001); Secretary,
                                                       Nicholas-Applegate                       Nicholas-Applegate Securities,
                                                       Holdings LLC and                         LLC (Since 1993); Director,
                                                       Nicholas- Applegate                      Nicholas-Applegate Southeast
                                                       Securities International                 Asia Fund (Since
                                                       LDC (Since 1993).                        2000); Director Nicholas-
                                                                                                Applegate India Fund, LLC
                                                                                                (Since 2002); Secretary (1994-
                                                                                                1999) and Treasurer (1998-
                                                                                                1999) Nicholas-Applegate
                                                                                                Mutual Funds.

OFFICERS:

CHARLES H. FIELD, JR.    Secretary     Since May 2001  Deputy General Counsel,        14        Director, Nicholas-Applegate
 (47)                                                  Nicholas-Applegate                       Southeast Asia Fund (Since
                                                       Capital Management                       1999). Director, Nicholas-
                                                       (since 1996).                            Applegate Strategic
                                                                                                Opportunities Fund, LLC
                                                                                                (1996-2000); Director, Torrey
                                                                                                Pines Fund, Ltd. (Since 1999);
                                                                                                Director, Nicholas-Applegate
                                                                                                U.S. Growth Equity Fund
                                                                                                (1996-2002); Director,
                                                                                                Nicholas-Applegate India Fund,
                                                                                                LCC (since 2002); Director,
                                                                                                Torrey Pines Master Fund, Ltd.
                                                                                                (since 2002); Director
                                                                                                Nicholas- Applegate
                                                                                                U.S. Convertible Arbitrage
                                                                                                Fund, Ltd. and
                                                                                                Nicholas-Applegate U.S.
                                                                                                Convertible Arbitrage Master
                                                                                                Fund, Ltd. (Since 2002);

                                                                                   NUMBER OF
                                           TERM OF                               PORTFOLIOS IN
                         POSITION(S)     OFFICE AND                               FUND COMPLEX
  NAME, ADDRESS(1)        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATION(S)   OVERSEEN BY        OTHER DIRECTORSHIPS
       AND AGE              FUND          SERVED(2)      DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------  ------------  --------------  ------------------------  -------------  ------------------------------
C. WILLIAM MAHER (42)    Treasurer     Since May 1999  Chief Financial Officer,       14        NA
                                                       Nicholas-Applegate
                                                       Capital Management,
                                                       Nicholas- Applegate
                                                       Securities, LLC (Since
                                                       1998); Chief Financial
                                                       Officer
                                                       Nicholas-Applegate
                                                       Holdings, LLC (Since
                                                       2001). Formerly Chief
                                                       Financial Officer,
                                                       Mitchell Hutchins Asset
                                                       Management,
                                                       Inc. (1990-1998).

(1) Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                          E. Blake Moore, Jr., CHAIRMAN

                                 Walter E. Auch

                               Darlene T. DeRemer

                                 George F. Keane


                                    OFFICERS

                         E. Blake Moore, Jr., PRESIDENT

                        Charles H. Field, Jr., SECRETARY

                     Deborah A. Wussow, ASSISTANT SECRETARY

                           C. William Maher, TREASURER

                     Thomas Muscarella, ASSISTANT TREASURER


                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management


                                   DISTRIBUTOR

                          Nicholas-Applegate Securities


                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers


                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.


                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP

[NICHOLAS APPLEGATE(R) LOGO]
INSTITUTIONAL FUNDS

600 West Broadway

San Diego, California 92101

800 - 551 - 8643

Nicholas-Applegate Securities, Distributor


                                                                      ANN303INST

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

ANNUAL REPORT

RETIREMENT SHARES

MARCH 31, 2003

LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER,

   Amid a difficult investment terrain, global equity markets succumbed to further declines in the 12 months ended March 31, 2003. During the period, a mix of geopolitical and economic concerns sent many stock markets to their third straight year of losses.

   In this annual report, we review the performance of the financial markets and our mutual funds. We also share with you our perspective on the dynamics shaping today's investment environment and our outlook for the Nicholas-Applegate Institutional Funds.

   Despite lower returns for many of our funds during much of the 12-month period, we are encouraged that performance in the first quarter of 2003 showed a marked improvement from the prior three quarters. Throughout the fiscal year, we continued to adhere to our investment philosophy and process of identifying positive and sustainable change, as well as timeliness of investment. Our style has delivered value added over the long term, and we expect it to do so going forward.

   Early in the fiscal year, the performance of global markets was severely hampered by geopolitical developments such as the heightened instability in the Middle East conflict. Heading into the first quarter of 2003, as a United States-led war in Iraq became imminent, markets succumbed to increased volatility amid questions on the duration and outcome of the campaign.

   Sluggish economic and corporate earnings growth globally was also a key source of investor anxiety. In the United States, economic growth, which looked good at the start of the first quarter of 2003, declined in February and March, indicating that the economy continued to struggle. In Europe, economic indicators deteriorated, led by weakness in Germany, where the economy seemed poised for a recession. In Japan, the economic expansion we saw through late last year appeared to have stagnated.

   Against this backdrop, there were some positive developments. During the fourth quarter of 2002, the Federal Reserve, after 11 interest-rate cuts in 2001, moved to further reduce short-term interest rates by 50 basis points, to 1.25%. The substantial cut resulted in the lowest rates since 1961. As a result, demand for mortgage refinancing and home purchases served as an economic bright spot in 2002.

   In addition, we believe the recent geopolitical and economic volatility may have obscured the underlying fundamentals of the US economy, several of which are quite positive. We believe Stock valuations are at attractive levels, interest rates remain historically low, and capital spending is likely to increase in 2003 and 2004.

   As diligent stock pickers, we believe the market downturn has created abundant opportunities. Many companies globally are well positioned for an economic recovery in the months ahead. For example, US companies have built significant earnings leverage into their operations, due to cost cutting and productivity increases amid difficult economic conditions in the last three years. In addition, the government's goal to implement measures to jump-start the US economy should provide a welcome tonic for companies with little pricing power. This should lend support to the equity market going forward.

   Among international markets, we believe the long-term positive trends of company restructurings and industry deregulation remain sources of exciting opportunities. Solid economic growth some Asian nations and the recent rebound in Latin American equity markets also inspire optimism.

   Already this year, we have started to see "normalcy" returning to many developed and emerging markets. Companies that exceed expectations are once again outperforming the broader market, which rewards our investment philosophy, and the funds. With the reemergence of a stock picker's market, performance has been strong across many of our disciplines.

   During the fiscal year, we embarked on a number of organizational developments aimed at enhancing our ability to deliver strong investment results. As part of Nicholas-Applegate's ongoing quest to add depth and resources to our investment team, we welcomed

Horacio A. Valeiras, CFA, in August 2002. As our new Chief Investment Officer Mr. Valeiras, formerly Head of Global Core Equity at Morgan Stanley Investment Management, is a highly respected team leader with experience across a broad range of investment disciplines. Mr. Valeiras has already instituted some changes in team structures and accountability that are having positive results.

   During this period, Stephen Sexauer and Linda Ba joined our equity teams. Mr. Sexauer as Lead Portfolio Manager on the Value team and Ms. Ba as an Investment Analyst on the International Equity team. Both individuals bring depth of experience and strong track records in porfolio management.

   Another key development during the fiscal year was the reorganization of our firm. In October 2002, Nicholas-Applegate announced an organizational restructuring to achieve several business objectives -- improved investment performance, more focused client service, appropriate scale, and greater efficiency. In the investment area, for example, we are adopting a number of measures to ensure that we achieve accountability of results, improve portfolio construction, and reduce redundancy in research and analysis -- all with the goal of strengthening investment performance. For more details about the restructuring, please visit our Web site at www.nicholas-applegate.com.

   On behalf of everyone at the firm, thank you for your support of the Nicholas-Applegate Institutional Funds. We appreciate your confidence throughout the challenging investment environment of the last few years. Through strict adherence to our proven investment approach, we remain confident in our ability to deliver strong capital appreciation over time.

Best Regards,

/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr.
Chairman
March 31, 2003

TABLE OF CONTENTS

                                                                                     PAGE
The Funds' Review and Outlook, Performance and Schedule of Investments
  International Core Growth                                                             1
  U.S. Large Cap Select Growth                                                          7
  U.S. Equity Growth                                                                   11
  Emerging Growth                                                                      16
  Large Cap Value                                                                      23
The Funds':
  Financial Highlights                                                                 28
  Statements of Assets and Liabilities                                                 30
  Statements of Operations                                                             32
  Statements of Changes in Net Assets                                                  34
  Notes to Financial Statements                                                        37
  Report of Independent Auditors                                                       44

----------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Retirement Shares. Distributor:
Nicholas-Applegate Securities.

                      (This page intentionally left blank)

INTERNATIONAL CORE GROWTH FUND RETIREMENT SHARES

   MANAGEMENT TEAM: LORETTA J. MORRIS, Lead Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager; ANDREW BEAL, Lead Portfolio Manager; JASON CAMPBELL, Portfolio Manager; MICHAEL J. FREDERICKS, Product Specialist; LINDA BA, Investment Analyst; JON BORCHARDT, Investment Analyst; JOHN CASARIETTI, Investment Analyst; REBECCA K. HAGSTROM, CFA, Investment Analyst; CHRISTOPHER A. HERRERA, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

   MARKET OVERVIEW: Stock prices among developed non-US markets posted declines between April 1, 2002, and March 31, 2003. During the period, turmoil in the Middle East, the prospect of a US-led invasion of Iraq, and weak global economic data eroded investor confidence.

   While the buildup and eventual start of the war in Iraq was an overhang on stock prices, poor economic fundamentals were the primary driver of weak markets in most of the world. In the UK, consumer confidence sank to its lowest level since 1995. German consumer confidence was also at an eight-year low, and, across the Eurozone, economic growth forecasts were revised downward. Finally, in Japan, consumer spending remained tepid amid record high unemployment.

   On a positive note, the euro and yen gained significantly versus the US dollar during the period, boosting international equity returns for US-based investors.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund lost 25.48% versus a 23.17% decline in the MSCI EAFE Index.

   PORTFOLIO SPECIFICS: Stock selection in Japan and the financial services sector was the primary contributor to the fund's modest underperformance during the fiscal year, as several of our Japanese bank holdings underperformed. An underweight in Australia, a country that performed relatively well, also hurt relative returns.

   On the plus side, stock selection and an underweight position in Germany helped results versus the benchmark. Issue selection in Canada and the insurance services and energy sectors also boosted relative performance. The fund's top-performing holdings included SAP AG of Germany, a leading provider of enterprise resource planning software, and Petro-Canada, a diversified oil and gas company capitalizing on robust demand and innovative technologies.

   At March 31, 2003, as a result of our bottom-up stock selection process, the Fund was overweight the energy sector, where we own a number of oil drilling and oil services companies, and modestly underweight healthcare and utilities. From a country perspective, Canada was the fund's largest overweight. The Fund had less exposure than the benchmark to France, Germany, the UK, and Japan.

   MARKET OUTLOOK: We are cautiously optimistic that once the situation in Iraq has been resolved, investors will resume their focus on rewarding companies poised for strong earnings growth. We are also optimistic that once businesses look beyond current uncertainties, we will likely see a pickup in capital spending.

   As events unfold, we believe our continued commitment to identifying positive change at the company level will lead us to promising opportunities in international markets.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL CORE GROWTH FUND RETIREMENT SHARES WITH THE MSCI EAFE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                             SINCE
1 YEAR                 5 YEARS             INCEPTION
-25.48%                -6.12%                1.95%

             INTERNATIONAL CORE GROWTH
             FUND RETIREMENT SHARES                MSCI EAFE INDEX
12/27/1996        $      250,000                    $    250,000
12/31/1996        $      252,400                    $    249,475
 1/31/1997        $      274,600                    $    240,744
 2/28/1997        $      277,200                    $    244,682
 3/31/1997        $      282,600                    $    245,568
 4/30/1997        $      286,600                    $    246,871
 5/31/1997        $      313,200                    $    262,935
 6/30/1997        $      331,200                    $    277,436
 7/31/1997        $      352,400                    $    281,924
 8/31/1997        $      334,000                    $    260,869
 9/30/1997        $      358,600                    $    275,482
10/31/1997        $      328,800                    $    254,307
11/30/1997        $      325,131                    $    251,715
12/31/1997        $      329,722                    $    253,910
 1/31/1998        $      341,826                    $    265,523
 2/28/1998        $      365,199                    $    282,560
 3/31/1998        $      386,902                    $    291,261
 4/30/1998        $      398,171                    $    293,566
 5/31/1998        $      407,979                    $    292,141
 6/30/1998        $      412,779                    $    294,353
 7/31/1998        $      431,143                    $    297,337
 8/31/1998        $      369,373                    $    260,500
 9/30/1998        $      351,843                    $    252,514
10/31/1998        $      358,312                    $    278,836
11/30/1998        $      379,862                    $    293,121
12/31/1998        $      400,734                    $    304,685
 1/31/1999        $      416,179                    $    303,785
 2/28/1999        $      399,064                    $    296,545
 3/31/1999        $      411,796                    $    308,923
 4/30/1999        $      426,823                    $    321,440
 5/31/1999        $      410,543                    $    304,887
 6/30/1999        $      442,894                    $    316,773
 7/31/1999        $      457,087                    $    326,189
 8/31/1999        $      464,183                    $    327,380
 9/30/1999        $      471,071                    $    330,675
10/31/1999        $      501,961                    $    343,061
11/30/1999        $      566,871                    $    354,981
12/31/1999        $      676,523                    $    386,841
 1/31/2000        $      628,304                    $    362,261
 2/29/2000        $      704,494                    $    372,013
 3/31/2000        $      664,625                    $    386,434
 4/30/2000        $      609,727                    $    366,099
 5/31/2000        $      577,163                    $    357,157
 6/30/2000        $      608,057                    $    371,125
 7/31/2000        $      581,129                    $    355,566
 8/31/2000        $      604,299                    $    358,652
 9/30/2000        $      565,265                    $    341,189
10/31/2000        $      529,362                    $    333,129
11/30/2000        $      503,190                    $    320,637
12/31/2000        $      519,379                    $    332,033
 1/31/2001        $      503,412                    $    331,862
 2/28/2001        $      461,054                    $    306,983
 3/31/2001        $      424,241                    $    286,519
 4/30/2001        $      453,736                    $    306,430
 5/31/2001        $      439,099                    $    295,615
 6/30/2001        $      421,136                    $    283,526
 7/31/2001        $      410,935                    $    278,367
 8/31/2001        $      393,859                    $    271,324
 9/30/2001        $      362,368                    $    243,839
10/31/2001        $      361,924                    $    250,081
11/30/2001        $      369,021                    $    259,309
12/31/2001        $      373,234                    $    260,839
 1/31/2002        $      356,602                    $    246,989
 2/28/2002        $      358,819                    $    248,718
 3/31/2002        $      378,557                    $    262,173
 4/30/2002        $      376,561                    $    263,904
 5/31/2002        $      376,117                    $    267,255
 6/30/2002        $      363,255                    $    256,618
 7/31/2002        $      328,881                    $    231,290
 8/31/2002        $      325,554                    $    230,758
 9/30/2002        $      294,285                    $    205,975
10/31/2002        $      304,265                    $    217,036
11/30/2002        $      312,692                    $    226,889
12/31/2002        $      300,716                    $    219,266
 1/31/2003        $      290,072                    $    210,122
 2/28/2003        $      285,858                    $    205,310
 3/31/2003        $      282,088                    $    201,430

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower.

The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Morgan Stanley Capital International Europe, Australasia, Far East Index an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003
INTERNATIONAL CORE GROWTH FUND

                                                        NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 91.1%
AUSTRALIA -- 2.5%
  Australia & New Zealand
   Banking Group, Ltd.                                  106,500   $     1,153,938
  Foster's Group, Ltd.                                  185,000           495,254
  News Corporation, Ltd.^                               122,000           794,014
                                                                  ---------------
                                                                        2,443,206
                                                                  ---------------
BELGIUM -- 1.0%
  Interbrew                                              45,700           925,547
                                                                  ---------------
BERMUDA -- 0.4%
  Nabors Industries, Ltd.*                                9,700           386,739
                                                                  ---------------
CANADA -- 5.9%
  Canadian National Railway F/P                          21,200           907,360
  Encana Corp.                                           34,800         1,129,678
  Loblaw Cos., Ltd.                                      10,100           364,258
  Petro-Canada                                           14,000           475,883
  Placer Dome, Inc.                                      48,900           479,220
  Shopper's Drug Mart Co. 144A*                          25,200           394,031
  Suncor Energy, Inc.                                    39,100           680,751
  Talisman Energy, Inc.                                  15,500           614,730
  Telus Corp.                                            26,300           294,835
  Telus Corp. Non Vtg Shares                             32,729           347,994
                                                                  ---------------
                                                                        5,688,740
                                                                  ---------------
CAYMAN ISLAND -- 1.1%
  Noble Corp.*                                           20,800           653,536
  Transocean Sedco Forex, Inc.                           20,200           413,090
                                                                  ---------------
                                                                        1,066,626
                                                                  ---------------
DENMARK -- 0.6%
  TDC A/S^                                               23,500           554,213
                                                                  ---------------
FINLAND -- 1.2%
  Nokia Corp. -- ADR                                     61,500           861,615
  Nokia OYJ                                              20,100           277,673
                                                                  ---------------
                                                                        1,139,288
                                                                  ---------------
FRANCE -- 3.4%
  Alcatel S.A. Cl. A                                     83,700           572,661
  BNP Paribas S.A.*                                      26,800         1,073,261
  France Telecom S.A.^                                   22,400           456,837
  Suez S.A.                                              50,000           581,064
  Vivendi Universal S.A.                                 42,300           562,202
                                                                  ---------------
                                                                        3,246,025
                                                                  ---------------
GERMANY -- 3.4%
  BASF AG                                                17,000           632,754
  Deutsche Telekom AG                                    54,400           600,143
  E.On AG                                                25,300         1,043,006
  Siemens AG                                             23,500           969,313
                                                                  ---------------
                                                                        3,245,216
                                                                  ---------------
HONG KONG -- 1.4%
  CLP Holdings, Ltd.                                    148,000   $       611,017
  CNOOC, Ltd.                                           542,000           722,718
                                                                  ---------------
                                                                        1,333,735
                                                                  ---------------
HUNGARY -- 0.9%
  OTP Bank Rt                                            83,300           816,180
                                                                  ---------------
IRELAND -- 1.2%
  Bank of Ireland                                        19,300           206,179
  Bank of Ireland                                        84,500           898,090
                                                                  ---------------
                                                                        1,104,269
                                                                  ---------------
ISRAEL -- 1.6%
  Teva Pharmaceutical
   Industries, Ltd. -- ADR                               38,000         1,582,700
                                                                  ---------------
ITALY -- 3.5%
  ENI SpA                                                40,700           543,601
  Mediaset SpA                                          101,700           772,386
  Snam Rete Gas                                         300,000         1,054,099
  UniCredito Italiano SpA                               249,600           950,549
                                                                  ---------------
                                                                        3,320,635
                                                                  ---------------
JAPAN -- 17.1%
  Asahi Glass Co., Ltd.^                                116,000           622,162
  Bridgestone Corp.                                      56,000           657,851
  Canon, Inc.                                            26,000           907,742
  Dai Nippon Printing Co., Ltd.                          81,000           774,616
  FANUC, Ltd.                                            19,800           858,256
  Hoya Corp.                                             16,700         1,006,957
  Japan Telecom Co., Ltd.                                   300           812,110
  KAO Corp.                                              44,000           888,683
  Kddi Corporation                                          220           649,351
  Keyence Corp.                                           5,350           827,450
  Millea Holdings, Inc.                                     104           645,505
  Mitsubishi Estate                                      93,000           572,525
  Mitsubishi Tokyo Financial
   Group, Inc.                                              172           652,724
  Nomura Holdings, Inc.                                  75,000           781,118
  Shin-Etsu Chemical Co., Ltd.                           32,100           993,481
  Sony Corp.                                             20,800           736,718
  Sumitomo Mitsui Financial Group                           105           187,721
  Takeda Chemical Industries, Ltd.                       27,300         1,019,894
  Tokyo Electric Power Co., Inc.                         35,700           681,907
  Tokyo Gas Co., Ltd.                                   225,000           698,263
  Toyota Motor Corp.                                     40,600           902,184
  Yamato Transport Co., Ltd.                             50,000           563,754
                                                                  ---------------
                                                                       16,440,972
                                                                  ---------------
NETHERLAND ANTILLES -- 0.9%
  Schlumberger, Ltd.                                     23,600           897,036
                                                                  ---------------
NETHERLANDS -- 5.2%
  Aegon NV                                               84,900           637,383
  ING Groep NV                                           64,900           749,972
  Philips Electronics NV                                 35,000           549,583

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (continued)

NETHERLANDS (CONTINUED)
  Royal Dutch Petroleum
   NY Shares                                             27,300   $     1,112,475
  Tpg NV                                                 62,300           949,025
  Unilever NV -- Cva                                     16,000           952,399
                                                                  ---------------
                                                                        4,950,837
                                                                  ---------------
NORWAY -- 0.7%
  Statoil ASA                                            84,300           656,352
                                                                  ---------------
REPUBLIC OF CHINA -- 0.9%
  China Telecom Corp., Ltd.*                          3,000,000           538,500
  Jiangsu Exprsswy Co., Ltd.                          1,036,000           342,037
                                                                  ---------------
                                                                          880,537
                                                                  ---------------
RUSSIAN FEDERATION -- 0.8%
  LUKOIL Holding -- ADR                                  10,000           557,000
  YUKOS Corp. -- ADR^                                     1,700           248,200
                                                                  ---------------
                                                                          805,200
                                                                  ---------------
SINGAPORE -- 0.0%
  Singapore Press Holdings, Ltd.                          2,000            20,168
                                                                  ---------------
SOUTH KOREA -- 3.3%
  LG Chemical, Ltd.                                      18,460           566,551
  LG Electronics, Inc.*                                  26,560           849,022
  Samsung Electronics
   Co., Ltd. 144A -- GDR                                  8,400           949,200
  SK Telecom Co., Ltd.                                    6,500           792,778
                                                                  ---------------
                                                                        3,157,551
                                                                  ---------------
SPAIN -- 3.5%
  Banco Popular Espanol S.A.                             14,400           622,246
  Endesa S.A                                             77,600           944,150
  Repsol YPF S. A.                                       63,400           914,587
  Telefonica S.A.*                                       89,852           840,259
                                                                  ---------------
                                                                        3,321,242
                                                                  ---------------
SWEDEN -- 2.7%
  Hennes & Mauritz AB Cl. B                              35,700           749,456
  Skandinaviska Enskilda
   Banken AB Cl. A                                      111,400           965,674
  Svenska Cellulosa AB Cl. B                             27,800           877,054
                                                                  ---------------
                                                                        2,592,184
                                                                  ---------------
SWITZERLAND -- 4.7%
  Credit Suisse Group*                                   70,100         1,218,950
  Novartis AG                                            38,668         1,432,042
  Roche Holding AG-Genusschein                           16,200           969,758
  UBS AG                                                 19,800           842,428
                                                                  ---------------
                                                                        4,463,178
                                                                  ---------------
TAIWAN -- 0.4%
  Taiwan Semiconductor
   Manufacturing Co., Ltd.-- ADR*                        52,900           361,836
                                                                  ---------------
UNITED KINGDOM -- 22.8%
  AstraZeneca PLC                                        32,000   $     1,091,028
  Barclays PLC                                          140,500           810,597
  Barclays PLC -- ADR                                     3,800            88,692
  BHP Billiton, Ltd.                                    144,900           726,045
  BP Amoco PLC                                          170,800         1,083,275
  British Sky Broadcasting
   Group PLC*                                           101,100         1,001,170
  Diageo PLC                                            117,400         1,204,338
  Exel PLC                                               83,400           741,522
  Gallaher Group PLC                                    127,500         1,229,351
  GlaxoSmithKline PLC                                    95,900         1,687,134
  HBOS PLC                                              111,300         1,142,642
  HSBC Holdings PLC                                     146,000         1,497,729
  Kingfisher PLC                                        121,000           439,895
  Man Group PLC                                          60,400           927,503
  MMO2 PLC*                                             524,000           370,647
  National Grid Group PLC                               150,600           922,428
  Prudential PLC                                        157,800           769,481
  Royal Bank of Scotland
   Group PLC                                             95,779         2,157,351
  Six Continents PLC                                     83,000           790,444
  Tesco PLC                                             252,300           710,857
  Vodafone Group PLC                                  1,005,200         1,795,422
  Vodafone Group
   PLC-Spons. -- ADR                                     39,500           719,690
                                                                  ---------------
                                                                       21,907,241
                                                                  ---------------
TOTAL COMMON STOCKS
  (Cost: $88,531,529)                                                  87,307,453
                                                                  ---------------
PREFERRED STOCKS -- 2.5%
BRAZIL -- 2.5%
  Aracruz Celulose S.A. -- ADR                           30,700           614,307
  Companhia de Bebidas
   das Americas -- ADR                                   40,600           673,960
  Petroleo Brasileiro S.A. -- ADR                        34,200           470,592
  Uniao de Bancos
  Brasileiros S.A. -- ADR                                45,000           651,150
                                                                  ---------------
                                                                        2,410,009
                                                                  ---------------
TOTAL PREFERRED STOCKS
  (Cost: $2,290,748)                                                    2,410,009
                                                                  ---------------
WARRANT -- 0.7%
IRELAND -- 0.7%
  Ryanair Zero Strike Call
   (Cost: $648,620)                                     102,000           687,849
                                                                  ---------------
CONVERTIBLE PREFERRED STOCK -- 0.3%
JAPAN -- 0.3%
  Sumitomo Mitsui Financial
   Group, Inc. 2.25%, 7/11/06
   (Cost: $372,064)                                  45,000,000           274,353
                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
RIGHT -- 0.1%
FRANCE -- 0.1%
  France Telecom S.A.-- 4/4/03^
   (Cost: $56,292)                                       22,400   $        87,994
                                                                  ---------------
OPTION -- 0.0%
HONG KONG -- 0.0%
  Hong Kong Dollar
   7.82 USD Put 10/07/04
   (Cost: $26,277)                                    4,610,000             4,610
                                                                  ---------------

                                                   PRINCIPAL
                                                    AMOUNT
---------------------------------------------------------------------------------
TIME DEPOSIT -- 16.6%
  Brown Brothers Harriman & Co.
   0.790%, 04/01/03
   (Cost: $15,960,364)                          $    15,960,364        15,960,364
                                                                  ---------------
TOTAL INVESTMENTS -- 111.3%
  (Cost: $107,885,894)                                                106,732,632
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (11.3%)                                             (10,859,171)
                                                                  ---------------
NET ASSETS -- 100.0%                                              $    95,873,461
                                                                  ===============

----------
*  Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2003
INTERNATIONAL CORE GROWTH FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                        ---------------
Airlines                                                    0.7%
Audio/Video Products                                        0.8
Auto -- Cars/Light Trucks                                   0.9
Beverages -- Wine/Spirits                                   1.3
Brewery                                                     2.2
Building Products -- Doors&Windows                          0.6
Cable TV                                                    1.0
Cellular Telecommunications                                 3.0
Chemicals -- Diversified                                    1.7
Commercial Banks Non -- US                                  6.5
Cosmetics & Toiletries                                      0.9
Diversified Manufacturing Operations                        1.0
Diversified Minerals                                        0.8
Diversified Operations                                      0.8
Diversified Operations/Commercial
  Services                                                  0.6
Electric Products -- Miscellaneous                          0.9
Electric -- Integrated                                      3.4
Electric -- Transmission                                    1.0
Electronic Components --
  Miscellaneous                                             1.5
Electronic Components --
  Semiconductors                                            1.0
Electronic Measure Instruments                              0.9
Finance -- Investment Bankers/Brokers                       0.8
Finance -- Other Services                                   1.0
Food -- Miscellaneous/Diversified                           1.0
Food -- Retail                                              1.1
Gas -- Distribution                                         0.7
Gas -- Transportation                                       1.1
Gold Mining                                                 0.5
Life/Health Insurance                                       0.8
Medical -- Drugs                                            8.1
Money Center Banks                                         10.4
Multi -- line Insurance                                     1.4
Multimedia                                                  0.8%
Office Automation & Equipment                               0.9
Oil Companies -- Exploration &
  Production                                                1.4
Oil Companies -- Integrated                                 7.5
Oil Refining & Marketing                                    0.7
Oil & Gas Drilling                                          1.5
Oil -- Field Services                                       0.9
Optical Supplies                                            1.0
Other                                                       0.0
Paper & Related Products                                    1.6
Petrochemicals                                              0.6
Printing -- Commercial                                      0.8
Property/Casualty Insurance                                 0.7
Public Thoroughfares                                        0.4
Publishing -- Newspapers                                    0.0
Real Estate Management/Services                             0.6
Retail -- Apparel/Shoe                                      0.8
Retail -- Building Products                                 0.5
Retail -- Drug Store                                        0.4
Rubber -- Tires                                             0.7
Semiconductor Components --
  Integrated Circuits                                       0.4
Telecommunications Equipment                                1.8
Telecommunications Services                                 2.1
Telephone -- Integrated                                     4.2
Television                                                  0.8
Tobacco                                                     1.3
Transport -- Rail                                           0.9
Transport -- Services                                       1.8
Transport -- Truck                                          0.6
Water                                                       0.6
Time Deposit                                               16.6
Liabilities in excess of other assets                     (11.3)
                                                          -----
NET ASSETS                                                100.0%
                                                          =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP SELECT GROWTH FUND RETIREMENT SHARES

   MANAGEMENT TEAM: STEPHEN ROSS, Lead Portfolio Manager; WILLIAM H. CHENOWETH, CFA, Lead Portfolio Manager; KENNETH H. LEE, CFA, Portfolio Manager; THOMAS J. SMITH, CFA, Portfolio Manager; CHRISTIANE BOYD, Investment Analyst; CARRIE L. BOYKO, Investment Analyst; JOSHUA M. MOSS, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The US Large Cap Select Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index at time of purchase.

   MARKET OVERVIEW: Heightened uncertainties on the geopolitical and economic fronts sent US stock prices sharply lower during the fiscal year ended March 31, 2003.

   Early in the period, a marked slowdown in consumer and business activity was exacerbated by the prospect of war with Iraq, higher energy prices, and poor weather in numerous parts of the country. These factors led to weakness in many areas of the economy including retail sales, manufacturing activity, and employment. In response to sluggish economic conditions, the Federal Reserve lowered short-term interest rates in November 2002 by 50 basis points to 1.25%, their lowest level in more than four decades.

   This period's losses were broadly based, with every economic sector of the market posting a decline. Stocks in the utilities and technology sectors were especially weak, while defensive groups such as energy, healthcare, and consumer non-durables held up relatively well. For the full period, large-cap growth stocks trailed large-cap value stocks. In the second half of the fiscal year, however, growth led value.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund lost 29.79% versus the Russell 1000 Growth Index, which fell 26.77%.

   PORTFOLIO SPECIFICS: Stock selection in the technology sector was the main reason the Fund lagged its benchmark. Semiconductor companies Intel and Texas Instruments, which suffered from a cyclical downturn in the semiconductor industry, were among the worst-performing names. On the plus side, issue selection and an overweight in energy stocks helped returns. Top-performing holdings included onshore contract driller Patterson Energy, which benefited from high oil and gas prices. Stock selection in the healthcare sector was another plus. Here, positive contributors included Forest Labs, a specialty pharmaceutical firm, and Gilead Sciences, a biotech company.

   On a bottom-up basis, we increased the Fund's exposure to the healthcare sector near the end of the period. In particular, we increased holdings in the generic drug and medical device industries. Barr Labs, Zimmer Holdings, and Allergan are examples of names we added to or purchased. Also near the end of the fiscal year, we trimmed select technology positions due to company-specific considerations.

   MARKET OUTLOOK: We believe uncertainty will continue to cloud the investment landscape in the short term. With the apparent end to the war in Iraq, questions remain about how long the rebuilding process will take and how much money it will involve. The ratio of positive to negative earnings pre-announcements for the first quarter of 2003 will also influence investors' longer-term decisions as they renew their focus on company fundamentals.

   In this environment, as always, we will consistently adhere to our investment philosophy and process. We remain intensely focused on finding and investing in large-cap companies with strong growth prospects for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP SELECT GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                          SINCE
 1 YEAR             5 YEARS             INCEPTION
-29.79%             -4.50%                4.90%

               U.S. LARGE CAP SELECT
               GROWTH FUND
               RETIREMENT SHARES         RUSSELL 1000 GROWTH INDEX
12/27/1996       $     250,000               $      250,000
12/31/1996       $     247,420               $      246,185
 1/31/1997       $     272,446               $      263,452
 2/28/1997       $     267,802               $      261,669
 3/31/1997       $     260,062               $      247,507
 4/30/1997       $     269,866               $      263,941
 5/31/1997       $     300,052               $      282,990
 6/30/1997       $     311,146               $      294,315
 7/31/1997       $     349,845               $      320,345
 8/31/1997       $     341,847               $      301,595
 9/30/1997       $     359,133               $      316,436
10/31/1997       $     358,617               $      304,741
11/30/1997       $     354,231               $      317,683
12/31/1997       $     360,423               $      321,241
 1/31/1998       $     365,583               $      330,846
 2/28/1998       $     399,123               $      355,733
 3/31/1998       $     423,633               $      369,912
 4/30/1998       $     437,049               $      375,032
 5/31/1998       $     425,955               $      364,388
 6/30/1998       $     456,656               $      386,707
 7/31/1998       $     446,852               $      384,147
 8/31/1998       $     372,291               $      326,494
 9/30/1998       $     418,473               $      351,576
10/31/1998       $     449,690               $      379,832
11/30/1998       $     492,518               $      408,726
12/31/1998       $     577,915               $      445,580
 1/31/1999       $     642,931               $      471,745
 2/28/1999       $     629,257               $      450,195
 3/31/1999       $     694,014               $      473,907
 4/30/1999       $     730,134               $      474,514
 5/31/1999       $     735,294               $      459,932
 6/30/1999       $     766,254               $      492,146
 7/31/1999       $     755,934               $      476,505
 8/31/1999       $     751,290               $      484,291
 9/30/1999       $     765,480               $      474,116
10/31/1999       $     820,691               $      509,922
11/30/1999       $     915,119               $      537,432
12/31/1999       $   1,131,321               $      593,330
 1/31/2000       $   1,082,301               $      565,509
 2/29/2000       $   1,240,196               $      593,157
 3/31/2000       $   1,283,282               $      635,615
 4/30/2000       $   1,184,727               $      605,372
 5/31/2000       $   1,109,133               $      574,886
 6/30/2000       $   1,226,006               $      618,456
 7/31/2000       $   1,171,569               $      592,673
 8/31/2000       $   1,324,045               $      646,334
 9/30/2000       $   1,208,978               $      585,197
10/31/2000       $   1,085,139               $      557,505
11/30/2000       $     876,102               $      475,324
12/31/2000       $     858,016               $      460,284
 1/31/2001       $     836,207               $      492,085
 2/28/2001       $     692,052               $      408,544
 3/31/2001       $     598,962               $      364,086
 4/30/2001       $     676,625               $      410,132
 5/31/2001       $     646,305               $      404,095
 6/30/2001       $     613,857               $      394,736
 7/31/2001       $     578,483               $      384,872
 8/31/2001       $     513,054               $      353,389
 9/30/2001       $     429,540               $      318,121
10/31/2001       $     453,309               $      334,822
11/30/2001       $     508,669               $      366,999
12/31/2001       $     505,727               $      366,302
 1/31/2002       $     486,204               $      359,818
 2/28/2002       $     454,913               $      344,886
 3/31/2002       $     480,320               $      356,819
 4/30/2002       $     452,239               $      327,702
 5/31/2002       $     438,867               $      319,772
 6/30/2002       $     390,728               $      290,193
 7/31/2002       $     359,973               $      274,232
 8/31/2002       $     361,577               $      275,055
 9/30/2002       $     338,310               $      246,532
10/31/2002       $     356,496               $      269,139
11/30/2002       $     369,868               $      283,753
12/31/2002       $     334,031               $      264,146
 1/31/2003       $     327,345               $      257,727
 2/28/2003       $     326,008               $      256,541
 3/31/2003       $     337,240               $      261,313

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003
U.S. LARGE CAP SELECT GROWTH FUND

                                                        NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 99.3%
APPLICATIONS SOFTWARE -- 4.8%
  Microsoft Corp.                                        54,100   $     1,309,761
                                                                  ---------------
BEVERAGES-WINE/SPIRITS -- 2.3%
  Anheuser Busch, Inc.                                   13,500           629,235
                                                                  ---------------
CELLULAR TELECOMMUNICATIONS -- 1.5%
  Nextel Communications, Inc. Cl. A*                     30,400           407,056
                                                                  ---------------
COMPUTER SERVICES -- 2.5%
  Affiliated Computer Services, Inc.
   Cl. A*                                                15,500           686,030
                                                                  ---------------
COMPUTERS -- 5.1%
  Dell Computer Corp.*                                   32,000           873,920
  International Business
   Machines Corp.                                         6,600           517,638
                                                                  ---------------
                                                                        1,391,558
                                                                  ---------------
COMPUTERS-MEMORY DEVICES -- 4.4%
  EMC Corp.*                                             92,100           665,883
  VERITAS Software Corp.*                                30,900           543,222
                                                                  ---------------
                                                                        1,209,105
                                                                  ---------------
COSMETICS & TOILETRIES -- 4.2%
  Procter & Gamble Co.                                   12,800         1,139,840
                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 4.8%
  General Electric Co.                                   51,600         1,315,800
                                                                  ---------------
E-COMMERCE/SERVICES -- 1.3%
  eBay, Inc.*                                             4,100           349,689
                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.8%
  Intel Corp.                                            63,700         1,037,036
                                                                  ---------------
ELECTRONIC FORMS -- 1.6%
  Adobe Systems, Inc.                                    14,500           447,035
                                                                  ---------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.3%
  Fannie Mae                                             13,900           908,365
                                                                  ---------------
MEDICAL PRODUCTS -- 5.4%
  Johnson & Johnson                                      15,000           868,050
  Zimmer Holdings, Inc.*                                 12,300           598,149
                                                                  ---------------
                                                                        1,466,199
                                                                  ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 3.7%
  Amgen, Inc.*                                           17,700         1,018,635
                                                                  ---------------
MEDICAL-DRUGS -- 12.9%
  Allergan, Inc.                                          8,300           566,143
  Forest Laboratories, Inc. Cl. A.*                      14,900           804,153
  Merck & Co.                                            18,600         1,018,908
  Pfizer, Inc.                                           36,800         1,146,688
                                                                  ---------------
                                                                        3,535,892
                                                                  ---------------
MEDICAL-GENERIC DRUGS -- 2.8%
  Barr Laboratories, Inc.*                               13,300   $       758,100
                                                                  ---------------
MEDICAL-HMO -- 3.2%
  Anthem, Inc.*                                          13,400           887,750
                                                                  ---------------
MULTI-LINE INSURANCE -- 1.9%
  Allstate Corp.                                         15,900           527,403
                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.8%
  Anadarko Petroleum Corp.                               10,800           491,400
                                                                  ---------------
OIL & GAS DRILLING -- 1.8%
  Patterson Energy, Inc.*                                15,000           485,400
                                                                  ---------------
OPTICAL SUPPLIES -- 2.1%
  Alcon, Inc.*                                           14,000           574,280
                                                                  ---------------
PHARMACY SERVICES -- 2.6%
  AdvancePCS*                                            25,500           722,670
                                                                  ---------------
PUBLISHING-NEWSPAPERS -- 2.1%
  Tribune Co.                                            12,700           571,627
                                                                  ---------------
RETAIL-AUTO PARTS -- 1.8%
  Autozone Inc.*                                          7,300           501,583
                                                                  ---------------
RETAIL-BUILDING PRODUCTS -- 3.2%
  Lowe's Companies, Inc.                                 21,200           865,384
                                                                  ---------------
RETAIL-DISCOUNT -- 2.6%
  Wal-Mart Stores, Inc.                                  13,700           712,811
                                                                  ---------------
SATELLITE TELECOMMUNICATIONS -- 1.6%
  EchoStar Communications Corp.*                         15,100           436,088
                                                                  ---------------
SCHOOLS -- 1.9%
  Apollo Group, Inc. Cl. A*                              10,200           508,980
                                                                  ---------------
SEMICONDUCTOR EQUIPMENT -- 1.6%
  Applied Materials, Inc.*                               35,600           447,848
                                                                  ---------------
SUPER-REGIONAL BANKS-US -- 2.7%
  Bank of America Corp.                                  11,200           748,608
                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT -- 2.1%
  QUALCOMM, Inc.                                         15,700           566,142
                                                                  ---------------
THERAPEUTICS -- 1.9%
  Gilead Sciences, Inc.*                                 12,300           516,477
                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  PRINCIPAL
                                                    AMOUNT             VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (continued)

TOTAL COMMON STOCKS
  (Cost: $26,528,976)                                             $    27,173,787
TIME DEPOSIT -- 4.1%
  Wells Fargo Nassau
   0.790%, 04/01/03
   (Cost: $1,124,441)                           $     1,124,441         1,124,441
                                                                  ---------------
TOTAL INVESTMENTS -- 103.4%
  (Cost: $27,653,417)                                                  28,298,228
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.4%)                                                 (918,673)
                                                                  ---------------
NET ASSETS -- 100.0%                                              $    27,379,555
                                                                  ===============

----------
* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. EQUITY GROWTH FUND RETIREMENT SHARES

   MANAGEMENT TEAM: WILLIAM H. CHENOWETH, CFA, Lead Portfolio Manager; KENNETH
H. LEE, CFA, Portfolio Manager; THOMAS J. SMITH, CFA, Portfolio Manager; CHRISTIANE BOYD, Investment Analyst; CARRIE L. Boyko, Investment Analyst; JOSHUA
M. MOSS, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The US Equity Growth Fund seeks to maximize long-term capital appreciation through investments in US securities with market capitalizations similar to the Russell Mid Cap Growth Index at time of purchase.

   MARKET OVERVIEW: The 12 months ended March 31, 2003 capped a turbulent period for US equity investors. Stock prices tumbled in response to:

   - Mounting tensions with Iraq, culminating in a US-led invasion of the country

   - Accounting and corporate governance issues

   - Disappointing growth in the economy and in earnings

   Against this backdrop, all major market indices posted steep declines. Losses prevailing throughout much of the period more than offset a solid rally in the fourth quarter of 2002.

   Technology stocks suffered the brunt of the market's downturn due in part to concerns over slowing business and consumer spending. Stocks in sectors considered safe havens, such as healthcare and consumer non-durables, performed relatively well. Mid-cap stocks, particularly value names, beat their small- and large-cap counterparts during the 12-month period.

   PERFORMANCE: For the 12 months ended March 31, 2003, the Fund lost 30.55% versus the Russell Mid Cap Growth Index, down 26.11%.

   PORTFOLIO SPECIFICS: Stock selection in the technology sector had the largest unfavorable impact on returns this period, most notably in the software and computers/office automation industries. In addition, the shift in investor preference to technology stocks exhibiting low quality of earnings hurt our style, especially in the fourth quarter of 2002. Factors that helped performance included an overweight and stock selection in the energy sector, which benefited from rising oil and natural gas prices. Several healthcare names, including Forest Labs and Boston Scientific, were also top performers. As of March 31, 2003, our biggest weighting was in healthcare. We found the growth prospects of many companies along the spectrum of healthcare industries attractive, even in difficult economic times.

   As a result of our company-specific analysis, we have reduced exposure to technology companies to a slight underweight versus the benchmark as of March 31, 2003. Stock selection is vital in this sector as earnings remain under pressure due to diminished corporate expenditures. We were also underweight consumer-related stocks as economic and geopolitical uncertainties typically undermine consumer confidence and spending. Finally, we remained overweight energy.

   MARKET OUTLOOK: We believe uncertainty will continue to dominate trading in the US stock market, given questions related to the rebuilding of Iraq and the timing of a recovery in economic and earnings growth.

   Despite these uncertainties, we remain confident our focus on individual stock selection will lead us to mid-cap growth companies poised to deliver strong, long-term results for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EQUITY GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

 1 YEAR            5 YEARS             10 YEARS
-30.55%             -7.65%               3.64%

                   U.S. EQUITY GROWTH    RUSSELL MID
                   FUND RETIREMENT       CAP GROWTH
                   SHARES                INDEX
 9/30/1985           $      250,000      $    250,000
10/31/1985           $      263,075      $    250,000
11/30/1985           $      289,087      $    250,000
12/31/1985           $      311,853      $    250,000
 1/31/1986           $      325,060      $    254,808
 2/28/1986           $      353,156      $    277,271
 3/31/1986           $      388,419      $    293,919
 4/30/1986           $      386,041      $    297,128
 5/31/1986           $      420,071      $    315,779
 6/30/1986           $      437,537      $    320,667
 7/31/1986           $      413,932      $    295,149
 8/31/1986           $      435,684      $    308,539
 9/30/1986           $      388,708      $    282,971
10/31/1986           $      426,549      $    300,054
11/30/1986           $      426,881      $    302,871
12/31/1986           $      414,310      $    293,876
 1/31/1987           $      479,750      $    334,697
 2/28/1987           $      504,665      $    359,632
 3/31/1987           $      508,829      $    364,489
 4/30/1987           $      503,526      $    355,010
 5/31/1987           $      505,666      $    357,301
 6/30/1987           $      523,252      $    371,925
 7/31/1987           $      561,005      $    388,852
 8/31/1987           $      578,649      $    404,897
 9/30/1987           $      570,304      $    395,953
10/31/1987           $      410,762      $    287,176
11/30/1987           $      376,701      $    267,199
12/31/1987           $      429,194      $    301,987
 1/31/1988           $      414,237      $    305,045
 2/29/1988           $      445,514      $    330,064
 3/31/1988           $      439,968      $    331,554
 4/30/1988           $      443,962      $    333,427
 5/31/1988           $      447,758      $    327,525
 6/30/1988           $      488,942      $    352,277
 7/31/1988           $      470,876      $    338,945
 8/31/1988           $      452,960      $    326,033
 9/30/1988           $      478,451      $    338,930
10/31/1988           $      482,734      $    336,883
11/30/1988           $      467,083      $    328,773
12/31/1988           $      483,547      $    341,011
 1/31/1989           $      513,020      $    361,109
 2/28/1989           $      500,519      $    358,146
 3/31/1989           $      509,504      $    362,534
 4/30/1989           $      536,547      $    383,183
 5/31/1989           $      569,680      $    403,542
 6/30/1989           $      542,095      $    398,132
 7/31/1989           $      603,758      $    429,326
 8/31/1989           $      625,705      $    445,944
 9/30/1989           $      637,955      $    445,787
10/31/1989           $      619,359      $    427,200
11/30/1989           $      641,333      $    437,312
12/31/1989           $      647,586      $    448,368
 1/31/1990           $      609,023      $    406,819
 2/28/1990           $      635,718      $    415,183
 3/31/1990           $      655,839      $    432,585
 4/30/1990           $      640,478      $    420,621
 5/31/1990           $      744,332      $    463,877
 6/30/1990           $      753,918      $    469,603
 7/31/1990           $      728,398      $    454,631
 8/31/1990           $      669,144      $    401,763
 9/30/1990           $      618,542      $    374,546
10/31/1990           $      604,532      $    367,545
11/30/1990           $      644,418      $    406,884
12/31/1990           $      652,313      $    425,352
 1/31/1991           $      716,011      $    457,257
 2/28/1991           $      782,839      $    497,513
 3/31/1991           $      822,099      $    523,511
 4/30/1991           $      802,021      $    518,851
 5/31/1991           $      839,677      $    545,081
 6/30/1991           $      785,331      $    515,371
 7/31/1991           $      844,978      $    541,370
 8/31/1991           $      884,988      $    558,290
 9/30/1991           $      886,385      $    557,647
10/31/1991           $      913,819      $    570,159
11/30/1991           $      873,774      $    551,355
12/31/1991           $    1,014,495      $    625,386
 1/31/1992           $    1,022,257      $    630,953
 2/29/1992           $    1,039,028      $    632,315
 3/31/1992           $      987,752      $    606,340
 4/30/1992           $      959,678      $    594,735
 5/31/1992           $      949,650      $    595,894
 6/30/1992           $      919,336      $    578,165
 7/31/1992           $      953,766      $    603,939
 8/31/1992           $      929,207      $    596,032
 9/30/1992           $      964,682      $    609,088
10/31/1992           $    1,019,911      $    627,437
11/30/1992           $    1,099,136      $    667,083
12/31/1992           $    1,151,950      $    679,861
 1/31/1993           $    1,184,263      $    687,877
 2/28/1993           $    1,169,617      $    666,698
 3/31/1993           $    1,226,052      $    686,002
 4/30/1993           $    1,194,884      $    657,827
 5/31/1993           $    1,273,646      $    688,870
 6/30/1993           $    1,305,344      $    686,039
 7/31/1993           $    1,319,751      $    683,876
 8/31/1993           $    1,391,790      $    723,633
 9/30/1993           $    1,408,119      $    732,292
10/31/1993           $    1,405,237      $    744,090
11/30/1993           $    1,349,527      $    726,780
12/31/1993           $    1,379,880      $    755,946
 1/31/1994           $    1,402,136      $    775,397
 2/28/1994           $    1,374,822      $    768,730
 3/31/1994           $    1,282,762      $    732,496
 4/30/1994           $    1,292,879      $    730,706
 5/31/1994           $    1,271,634      $    731,775
 6/30/1994           $    1,208,912      $    700,291
 7/31/1994           $    1,230,157      $    719,689
 8/31/1994           $    1,290,855      $    762,617
 9/30/1994           $    1,268,599      $    750,040
10/31/1994           $    1,284,785      $    763,001
11/30/1994           $    1,205,877      $    729,350
12/31/1994           $    1,234,749      $    739,573
 1/31/1995           $    1,211,650      $    748,464
 2/28/1995           $    1,280,947      $    788,291
 3/31/1995           $    1,325,045      $    819,555
 4/30/1995           $    1,350,244      $    826,431
 5/31/1995           $    1,371,243      $    846,806
 6/30/1995           $    1,473,089      $    885,344
 7/31/1995           $    1,591,734      $    941,059
 8/31/1995           $    1,626,382      $    951,363
 9/30/1995           $    1,659,981      $    972,541
10/31/1995           $    1,642,132      $    947,965
11/30/1995           $    1,673,631      $    990,329
12/31/1995           $    1,711,052      $    990,864
 1/31/1996           $    1,729,867      $  1,008,363
 2/29/1996           $    1,799,593      $  1,046,509
 3/31/1996           $    1,799,593      $  1,054,755
 4/30/1996           $    1,916,910      $  1,105,711
 5/31/1996           $    1,994,383      $  1,128,289
 6/30/1996           $    1,945,686      $  1,094,192
 7/31/1996           $    1,798,486      $  1,009,250
 8/31/1996           $    1,882,600      $  1,063,810
 9/30/1996           $    2,001,024      $  1,131,384
10/31/1996           $    1,974,461      $  1,118,112
11/30/1996           $    2,041,475      $  1,183,980
12/31/1996           $    1,992,699      $  1,164,042
 1/31/1997           $    2,075,976      $  1,215,551
 2/28/1997           $    1,941,543      $  1,188,785
 3/31/1997           $    1,830,903      $  1,121,606
 4/30/1997           $    1,833,283      $  1,149,075
 5/31/1997           $    1,990,319      $  1,252,043
 6/30/1997           $    2,065,269      $  1,286,687
 7/31/1997           $    2,275,840      $  1,409,849
 8/31/1997           $    2,242,529      $  1,396,089
 9/30/1997           $    2,390,049      $  1,466,745
10/31/1997           $    2,249,667      $  1,393,305
11/30/1997           $    2,250,120      $  1,407,948
12/31/1997           $    2,324,618      $  1,426,435
 1/31/1998           $    2,266,844      $  1,400,745
 2/28/1998           $    2,484,254      $  1,532,443
 3/31/1998           $    2,608,923      $  1,596,683
 4/30/1998           $    2,578,516      $  1,618,366
 5/31/1998           $    2,428,001      $  1,551,802
 6/30/1998           $    2,580,037      $  1,595,703
 7/31/1998           $    2,467,791      $  1,527,343
 8/31/1998           $    1,935,367      $  1,235,834
 9/30/1998           $    2,126,534      $  1,329,313
10/31/1998           $    2,180,251      $  1,427,190
11/30/1998           $    2,327,181      $  1,523,454
12/31/1998           $    2,665,278      $  1,681,223
 1/31/1999           $    2,938,599      $  1,731,626
 2/28/1999           $    2,695,295      $  1,646,949
 3/31/1999           $    3,028,653      $  1,738,668
 4/30/1999           $    3,148,724      $  1,817,899
 5/31/1999           $    3,003,374      $  1,794,521
 6/30/1999           $    3,243,518      $  1,919,796
 7/31/1999           $    3,194,541      $  1,858,670
 8/31/1999           $    3,249,837      $  1,839,359
 9/30/1999           $    3,246,678      $  1,823,706
10/31/1999           $    3,630,591      $  1,964,715
11/30/1999           $    4,096,659      $  2,168,180
12/31/1999           $    5,310,016      $  2,543,601
 1/31/2000           $    5,341,614      $  2,543,092
 2/29/2000           $    7,344,917      $  3,077,726
 3/31/2000           $    6,556,551      $  3,080,896
 4/30/2000           $    5,610,196      $  2,781,834
 5/31/2000           $    5,011,417      $  2,579,066
 6/30/2000           $    5,892,997      $  2,852,731
 7/31/2000           $    5,569,119      $  2,672,096
 8/31/2000           $    6,515,474      $  3,075,074
 9/30/2000           $    6,428,580      $  2,924,734
10/31/2000           $    5,529,621      $  2,724,565
11/30/2000           $    4,121,225      $  2,132,490
12/31/2000           $    4,570,006      $  2,244,787
 1/31/2001           $    4,490,025      $  2,373,009
 2/28/2001           $    3,561,361      $  1,962,550
 3/31/2001           $    3,014,826      $  1,681,670
 4/30/2001           $    3,474,715      $  1,961,987
 5/31/2001           $    3,332,527      $  1,952,766
 6/30/2001           $    3,241,438      $  1,953,801
 7/31/2001           $    2,874,860      $  1,822,036
 8/31/2001           $    2,574,933      $  1,689,939
 9/30/2001           $    2,117,266      $  1,410,592
10/31/2001           $    2,334,991      $  1,558,845
11/30/2001           $    2,510,504      $  1,726,733
12/31/2001           $    2,588,263      $  1,792,349
 1/31/2002           $    2,494,952      $  1,734,097
 2/28/2002           $    2,314,996      $  1,635,774
 3/31/2002           $    2,523,834      $  1,760,584
 4/30/2002           $    2,410,528      $  1,667,449
 5/31/2002           $    2,290,557      $  1,617,759
 6/30/2002           $    2,077,275      $  1,439,158
 7/31/2002           $    1,861,772      $  1,299,272
 8/31/2002           $    1,863,994      $  1,294,724
 9/30/2002           $    1,795,121      $  1,191,794
10/31/2002           $    1,852,885      $  1,284,158
11/30/2002           $    1,908,427      $  1,384,707
12/31/2002           $    1,777,348      $  1,301,071
 1/31/2003           $    1,752,909      $  1,288,321
 2/28/2003           $    1,724,027      $  1,277,112
 3/31/2003           $    1,752,909      $  1,300,867

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell Mid Cap Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell Mid Cap Growth Index measures the performance of those Russell Mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Russell Mid Cap Index is an unmanaged index generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003
U.S. EQUITY GROWTH FUND

                                                        NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS-- 96.7%

APPAREL MANUFACTURERS -- 1.2%
  Coach, Inc.*                                           13,500   $       517,455
                                                                  ---------------
APPLICATIONS SOFTWARE -- 2.3%
  Intuit, Inc.*                                          12,600           468,720
  Mercury Interactive Corp.*                             16,200           480,816
                                                                  ---------------
                                                                          949,536
                                                                  ---------------
ATHLETIC FOOTWEAR -- 1.4%
  Reebok International, Ltd.*                            17,700           581,445
                                                                  ---------------
AUDIO/VIDEO PRODUCTS -- 1.0%
  Harman International Industries, Inc.^                  7,200           421,704
                                                                  ---------------
CASINO SERVICES -- 1.5%
  International Game Technology*                          7,700           630,630
                                                                  ---------------
CELLULAR TELECOMMUNICATIONS -- 0.8%
  Nextel Communications, Inc. Cl. A*^                    25,600           342,784
                                                                  ---------------
COMMERCIAL BANKS-EASTERN US -- 1.1%
  Commerce Bancorp, Inc.                                 11,800           468,932
                                                                  ---------------
COMPUTER DATA SECURITY -- 1.4%
  NetScreen Technologies, Inc.*                          34,600           580,588
                                                                  ---------------
COMPUTER SERVICES -- 3.1%
  Affiliated Computer Services, Inc.
   Cl. A*                                                14,000           619,640
  Cognizant Technology Solutions
   Corp. Cl. A*^                                         10,000           673,500
                                                                  ---------------
                                                                        1,293,140
                                                                  ---------------
COMPUTERS-MEMORY DEVICES -- 2.0%
  Storage Technology Corp.*                              22,300           450,906
  VERITAS Software Corp.*                                23,200           407,856
                                                                  ---------------
                                                                          858,762
                                                                  ---------------
CONSULTING SERVICES -- 1.6%
  FTI Consulting, Inc.*                                  14,700           679,434
                                                                  ---------------
CONTAINERS-PAPER/PLASTIC -- 1.5%
  Pactiv Corp.*                                          31,900           647,570
                                                                  ---------------
DATA PROCESSING/MANAGEMENT -- 1.7%
  Fair, Isaac & Co., Inc.                                13,800           701,316
                                                                  ---------------
DENTAL SUPPLIES & EQUIPMENT -- 1.6%
  Patterson Dental Co.*                                  14,500           665,985
                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.4%
  Danaher Corp.                                           9,100           598,416
                                                                  ---------------
E-COMMERCE/SERVICES -- 0.7%
  WebMD Corp.*                                           32,400           292,248
                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.5%
  Integrated Circuit Systems, Inc.*                      30,300   $       657,510
  QLogic Corp.*                                          11,100           412,254
                                                                  ---------------
                                                                        1,069,764
                                                                  ---------------
ELECTRONIC FORMS -- 0.8%
  Adobe Systems, Inc.                                    11,000           339,130
                                                                  ---------------
ELECTRONICS-MILITARY -- 1.0%
  L-3 Communications
   Holdings, Inc.*                                       10,500           421,785
                                                                  ---------------
ENGINEERING/R&D SERVICES -- 1.1%
  Jacobs Engineering Group, Inc.*                        10,500           441,105
                                                                  ---------------
FINANCE-CONSUMER LOANS -- 1.5%
  SLM Corp.^                                              5,800           643,336
                                                                  ---------------
FOOD-RETAIL -- 0.7%
  Whole Foods Market, Inc.*^                              5,500           306,020
                                                                  ---------------
HAZARDOUS WASTE DISPOSAL -- 1.6%
  Stericycle, Inc.*                                      17,500           657,825
                                                                  ---------------
HEALTH CARE COST CONTAINMENT -- 1.3%
  Caremark Rx, Inc.*                                     31,200           566,280
                                                                  ---------------
INDUSTRIAL GASES -- 1.1%
  Praxair, Inc.                                           8,000           450,800
                                                                  ---------------
INTERNET SECURITY -- 2.7%
  CheckFree Corp.*                                       29,600           665,408
  Symantec Corp.*^                                       12,500           489,750
                                                                  ---------------
                                                                        1,155,158
                                                                  ---------------
LOTTERY SERVICES -- 1.5%
  GTECH Holdings Corp.*                                  19,400           633,604
                                                                  ---------------
MACHINERY-PRINT TRADE -- 0.8%
  Zebra Technologies Corp. Cl A*                          5,000           322,000
                                                                  ---------------
MEDICAL IMAGING SYSTEMS -- 0.8%
  CTI Molecular Imaging, Inc.*^                          16,300           319,480
                                                                  ---------------
MEDICAL INSTRUMENTS -- 1.6%
  St. Jude Medical, Inc.*                                13,600           663,000
                                                                  ---------------
MEDICAL PRODUCTS -- 5.0%
  Stryker Corp.                                           9,500           652,175
  Varian Medical Systems, Inc.*                          12,500           674,125
  Zimmer Holdings, Inc.*                                 16,300           792,669
                                                                  ---------------
                                                                        2,118,969
                                                                  ---------------
MEDICAL STERILIZE PRODUCT -- 1.5%
  Steris Corp.*                                          24,500           640,920
                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS  (continued)
MEDICAL-BIOMEDICAL/GENETICS -- 2.8%
  Affymetrix, Inc.*^                                     24,100   $       626,600
  Genzyme Corp. - General Division*                      15,100           550,395
                                                                  ---------------
                                                                        1,176,995
                                                                  ---------------
MEDICAL-DRUGS -- 2.9%
  Allergan, Inc.                                          8,100           552,501
  Medimmune, Inc.*                                       20,100           659,883
                                                                  ---------------
                                                                        1,212,384
                                                                  ---------------
MEDICAL-GENERIC DRUGS -- 1.7%
  Barr Laboratories, Inc.*^                              12,300           701,100
                                                                  ---------------
MEDICAL-HMO -- 3.6%
  Anthem, Inc.*                                          11,500           761,875
  Wellpoint Health Networks, Inc.*                        9,800           752,150
                                                                  ---------------
                                                                        1,514,025
                                                                  ---------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 0.7%
  Lincare Holdings, Inc.*                                10,200           313,038
                                                                  ---------------
NETWORKING PRODUCTS -- 2.6%
  Emulex Corp.*                                          35,000           670,250
  Juniper Networks, Inc.*^                               53,400           436,278
                                                                  ---------------
                                                                        1,106,528
                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.4%
  Apache Corp.                                            8,505           525,099
  EOG Resources, Inc.                                    12,200           482,632
                                                                  ---------------
                                                                        1,007,731
                                                                  ---------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.2%
  Smith International, Inc.*                             14,100           496,743
                                                                  ---------------
OIL REFINING & MARKETING -- 1.3%
  Valero Energy Corp.                                    12,800           529,664
                                                                  ---------------
OIL & GAS DRILLING -- 2.3%
  Patterson Energy, Inc.*                                14,900           482,164
  Rowan Companies, Inc.^                                 24,800           487,568
                                                                  ---------------
                                                                          969,732
                                                                  ---------------
OIL-FIELD SERVICES -- 2.5%
  BJ Services Co.*                                       14,700           505,533
  Halliburton Co.                                        25,400           526,542
                                                                  ---------------
                                                                        1,032,075
                                                                  ---------------
PHARMACY SERVICES -- 1.6%
  Omnicare, Inc.                                         25,300           688,413
                                                                  ---------------
PROPERTY/CASUALTY INSURANCE -- 1.3%
  Fidelity National Financial, Inc.                      15,900           542,985
                                                                  ---------------
RADIO -- 0.9%
  Westwood One, Inc.*                                    11,700           365,508
                                                                  ---------------
RETAIL-AUTO PARTS -- 1.5%
  Autozone, Inc.*                                         9,000   $       618,390
                                                                  ---------------
RETAIL-BEDDING -- 1.1%
  Bed Bath & Beyond, Inc.*                               13,000           449,020
                                                                  ---------------
RETAIL-CONSUMER ELECTRONICS -- 1.3%
  Best Buy Co., Inc.*                                    21,000           566,370
                                                                  ---------------
RETAIL-OFFICE SUPPLIES -- 1.2%
  Staples, Inc.*                                         28,200           516,906
                                                                  ---------------
RETAIL-RESTAURANTS -- 1.5%
  Starbucks Corp.*^                                      23,800           613,088
                                                                  ---------------
SATELLITE TELECOMMUNICATIONS -- 1.6%
  EchoStar Communications Corp.*                         22,600           652,688
                                                                  ---------------
SCHOOLS -- 2.0%
  Apollo Group, Inc. Cl. A*                              10,750           536,425
  Corinthian Colleges, Inc.*^                             8,000           316,000
                                                                  ---------------
                                                                          852,425
                                                                  ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.9%
  Linear Technology Corp.                                12,800           395,136
SEMICONDUCTOR EQUIPMENT -- 2.3%
  KLA -- Tencor Corp.*^                                  13,600           488,811
  Novellus Systems, Inc.*^                               18,100           493,587
                                                                  ---------------
                                                                          982,398
                                                                  ---------------
THERAPEUTICS -- 2.3%
  Gilead Sciences, Inc.*                                 23,400           982,566
                                                                  ---------------
TOYS -- 1.1%
  Leapfrog Enterprises, Inc.*^                           19,500           464,880
                                                                  ---------------
TRANSPORT-TRUCK -- 1.0%
  J.B. Hunt Transport Services, Inc.*                    16,000           430,720
                                                                  ---------------
WEB PORTALS/ISP -- 1.3%
  Yahoo!, Inc.*                                          22,700           545,254
                                                                  ---------------
TOTAL COMMON STOCKS
  (Cost: $37,119,383)                                                  40,705,883
                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  PRINCIPAL
                                                    AMOUNT            VALUE
---------------------------------------------------------------------------------
TIME DEPOSIT -- 4.9%
  Brown Brothers Harriman & Co.
   0.790%, 04/01/03
   (Cost: $2,066,934)                               2,066,934     $     2,066,934
                                                                  ---------------
TOTAL INVESTMENTS -- 101.6%
  (Cost: $39,186,317)                                                  42,772,817
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.6%)                                                       (685,177)
                                                                  ---------------
NET ASSETS -- 100.0%                                              $    42,087,640
                                                                  ===============

----------
*   Non-income producing securities.
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING GROWTH FUND RETIREMENT SHARES

   MANAGEMENT TEAM: JOHN C. MCCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MICHAEL P. GIGGIE, Investment Analyst; JOHN MAZUR, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

   MARKET OVERVIEW: A heightened sense of uncertainty weighed on the US equity market during the 12 months ended March 31, 2003. Major stock market indices posted losses, affecting all sectors, styles, and capitalization ranges. Throughout much of the second half of the period, investors remained focused on conflict between the United States and Iraq. The pace of US economic recovery and disappointing corporate profits added to investors' list of worries.

   Market volatility remained high. In the first quarter of 2003, for instance, stock prices moved up and down in lockstep with investors' perceptions of developments in the war with Iraq. Economic and company-specific fundamentals took a back seat to these concerns.

   During the fiscal year, small-cap stocks modestly trailed large caps. Investors typically gravitate toward larger-cap issues during times of increased uncertainty, and this period was no exception.

   PERFORMANCE: For the 12 months ended March 31, 2003, the Fund declined 34.28%, versus a drop of 31.64% in the Russell 2000 Growth Index.

   PORTFOLIO SPECIFICS: During the fiscal year, stock selection was strongest in the consumer durables and energy sectors. With talk of imminent conflict with Iraq and the start of a cold winter, oil and natural gas prices rose throughout the second half of 2002. This benefited select oil/gas production and oil services holdings, including Patterson Energy, which was a top performer. Near the end of the period, we trimmed our exposure to select energy stocks that had appreciated strongly in price.

   Stock selection in the technology sector had the largest unfavorable impact on results versus the benchmark. This was especially evident among semiconductor and electronics companies. An underweight in the financial services sector, which performed well relative to the broad market, and issue selection in the producers/manufacturing sector also detracted from relative returns.

   As of March 31, 2003, the Fund's technology weighting was similar to that of the benchmark. The Fund was overweight the energy sector, and, to a lesser degree, healthcare and transportation. In healthcare, our company-by-company research showed that fundamentals are the strongest in the diagnostics and therapeutic areas. In transportation, we continued to invest in trucking companies, where pricing remained strong. The Fund was underweight the financial services sector and telecommunications stocks.

   MARKET OUTLOOK: Despite the challenging environment, we remain optimistic. Once investors look beyond the war with Iraq, we believe US economic growth should begin to re-accelerate, with improvements in both business and consumer spending. In addition, we are encouraged by the attractive valuations of many small-cap growth companies. As events unfold, we will remain focused on identifying small-cap companies poised to exceed earnings expectations for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                                SINCE
    1 YEAR             5 YEARS                INCEPTION
    -34.28%            -7.43%                   3.09%

                        EMERGING
                        GROWTH FUND         RUSSELL 2000
                        RETIREMENT SHARES   GROWTH INDEX
10/01/1993                $      250,000   $    250,000
10/31/1993                $      250,400   $    257,230
11/30/1993                $      237,400   $    246,825
12/31/1993                $      249,920   $    256,565
 1/31/1994                $      257,143   $    263,395
 2/28/1994                $      255,286   $    262,236
 3/31/1994                $      234,855   $    246,126
 4/30/1994                $      235,474   $    246,503
 5/31/1994                $      229,076   $    240,979
 6/30/1994                $      217,519   $    230,682
 7/31/1994                $      222,679   $    233,969
 8/31/1994                $      237,744   $    251,138
 9/30/1994                $      240,633   $    252,190
10/31/1994                $      243,935   $    254,876
11/30/1994                $      231,553   $    244,564
12/31/1994                $      241,147   $    250,325
 1/31/1995                $      231,007   $    245,226
 2/28/1995                $      243,351   $    256,558
 3/31/1995                $      255,254   $    264,052
 4/30/1995                $      259,442   $    268,024
 5/31/1995                $      261,426   $    271,535
 6/30/1995                $      284,571   $    290,246
 7/31/1995                $      312,124   $    312,868
 8/31/1995                $      313,006   $    316,729
 9/30/1995                $      319,619   $    323,250
10/31/1995                $      307,055   $    307,350
11/30/1995                $      320,721   $    320,916
12/31/1995                $      327,708   $    328,027
 1/31/1996                $      323,033   $    325,311
 2/29/1996                $      342,668   $    340,146
 3/31/1996                $      352,952   $    346,870
 4/30/1996                $      389,650   $    373,500
 5/31/1996                $      411,388   $    392,653
 6/30/1996                $      386,378   $    367,138
 7/31/1996                $      341,966   $    322,318
 8/31/1996                $      372,353   $    346,179
 9/30/1996                $      397,130   $    364,007
10/31/1996                $      379,833   $    348,304
11/30/1996                $      383,574   $    357,990
12/31/1996                $      389,595   $    364,971
 1/31/1997                $      394,413   $    374,088
 2/28/1997                $      351,961   $    351,497
 3/31/1997                $      332,993   $    326,692
 4/30/1997                $      327,874   $    322,912
 5/31/1997                $      379,961   $    371,446
 6/30/1997                $      407,660   $    384,041
 7/31/1997                $      436,865   $    403,720
 8/31/1997                $      445,295   $    415,835
 9/30/1997                $      487,145   $    449,019
10/31/1997                $      452,521   $    422,051
11/30/1997                $      435,017   $    411,989
12/31/1997                $      436,748   $    412,220
 1/31/1998                $      426,704   $    406,721
 2/28/1998                $      464,803   $    442,630
 3/31/1998                $      490,779   $    461,199
 4/30/1998                $      490,779   $    464,026
 5/31/1998                $      452,334   $    430,314
 6/30/1998                $      468,959   $    398,414
 8/31/1998                $      325,073   $    306,444
 9/30/1998                $      358,956   $    337,514
10/31/1998                $      363,545   $    355,119
11/30/1998                $      401,944   $    382,665
12/31/1998                $      455,854   $    417,293
 1/31/1999                $      500,962   $    436,063
 2/28/1999                $      447,786   $    396,172
 3/31/1999                $      495,828   $    410,283
 4/30/1999                $      525,167   $    446,515
 5/31/1999                $      504,263   $    447,221
 6/30/1999                $      567,342   $    470,780
 7/31/1999                $      569,542   $    456,224
 8/31/1999                $      564,775   $    439,161
 9/30/1999                $      581,645   $    447,633
10/31/1999                $      636,288   $    459,096
11/30/1999                $      719,417   $    507,641
12/31/1999                $      881,445   $    597,113
 1/31/2000                $      860,164   $    591,554
 2/29/2000                $    1,157,339   $    729,185
 3/31/2000                $    1,009,872   $    652,533
 4/30/2000                $      866,884   $    586,647
 5/31/2000                $      761,231   $    535,280
 6/30/2000                $      917,285   $    604,427
 7/31/2000                $      820,964   $    552,628
 8/31/2000                $      940,805   $    610,759
 9/30/2000                $      885,178   $    580,416
10/31/2000                $      791,097   $    533,304
11/30/2000                $      609,448   $    436,472
12/31/2000                $      663,207   $    463,180
 1/31/2001                $      674,385   $    500,669
 2/28/2001                $      562,076   $    432,038
 3/31/2001                $      508,317   $    392,757
 4/30/2001                $      568,996   $    440,842
 5/31/2001                $      571,125   $    451,052
 6/30/2001                $      581,238   $    463,352
 7/31/2001                $      543,979   $    423,824
 8/31/2001                $      507,252   $    397,335
 9/30/2001                $      421,557   $    333,205
10/31/2001                $      456,687   $    365,259
11/30/2001                $      492,881   $    395,758
12/31/2001                $      515,236   $    420,414
 1/31/2002                $      500,865   $    405,447
 2/28/2002                $      469,461   $    379,215
 3/31/2002                $      507,785   $    412,169
 4/30/2002                $      499,801   $    403,266
 5/31/2002                $      473,187   $    379,675
 6/30/2002                $      439,654   $    347,478
 7/31/2002                $      377,379   $    294,071
 8/31/2002                $      376,314   $    293,924
 9/30/2002                $      355,556   $    272,703
10/31/2002                $      361,943   $    286,501
11/30/2002                $      379,508   $    314,894
12/31/2002                $      353,959   $    293,166
 1/31/2003                $      343,846   $    285,192
 2/28/2003                $      333,200   $    277,577
 3/31/2003                $      333,733   $    281,769

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003
EMERGING GROWTH FUND

                                                        NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%
AEROSPACE/DEFENSE -- 0.3%
   Veridian Corp.*                                        5,700   $       113,430
                                                                  ---------------
AGRICULTURAL OPERATIONS -- 0.6%
   Delta & Pine Land Co.                                 10,500           237,405
                                                                  ---------------
AIRLINES -- 0.7%
   Atlantic Coast Airlines
    Holdings, Inc.*                                      23,700           147,177
   SkyWest, Inc.                                         11,800           121,658
                                                                  ---------------
                                                                          268,835
                                                                  ---------------
APPAREL MANUFACTURERS -- 0.4%
   Quiksilver, Inc.*                                      5,100           156,162
                                                                  ---------------
APPLICATIONS SOFTWARE -- 1.5%
   Citrix Systems, Inc.*^                                15,600           205,296
   J.D. Edwards & Co.*                                   20,300           223,706
   Pinnacle Systems Inc.*                                16,900           175,929
                                                                  ---------------
                                                                          604,931
                                                                  ---------------
ATHLETIC FOOTWEAR -- 1.3%
   K-Swiss Class A                                        8,900           227,395
   Reebok International, Ltd.*                            9,200           302,220
                                                                  ---------------
                                                                          529,615
                                                                  ---------------
AUDIO/VIDEO PRODUCTS -- 0.6%
   Harman International Industries, Inc.^                 3,700           216,709
   Vialta, Inc.*                                            193                77
                                                                  ---------------
                                                                          216,786
                                                                  ---------------
AUTO-MED & HEAVY DUTY TRUCKS -- 0.8%
   Oshkosh Truck Co.                                      4,900           305,270
                                                                  ---------------
B2B/E-COMMERCE -- 0.7%
   Ariba, Inc.*^                                         33,200            93,624
   webMethods, Inc.*                                     19,900           181,687
                                                                  ---------------
                                                                          275,311
                                                                  ---------------
BROADCAST SERVICES/PROGRAMMING -- 0.2%
   Spanish Broadcasting Systems,
    Inc. Cl. A*                                          15,100            92,714
                                                                  ---------------
BUILDING PRODUCTS-AIR & HEATING -- 0.5%
   Lennox International Inc.                             13,800           198,720
                                                                  ---------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.4%
   Simpson Manufacturing Co., Inc.                        4,600           155,480
                                                                  ---------------
CASINO SERVICES -- 1.3%
   Alliance Gaming Corp.*                                12,300           184,500
   Station Casinos, Inc.*                                15,800           333,538
                                                                  ---------------
                                                                          518,038
                                                                  ---------------
CELLULAR TELECOMMUNICATIONS -- 0.7%
   Nextel Partners, Inc. Cl. A*                          29,000           146,160
   Western Wireless Corp. Cl. A*^                        25,800   $       144,996
                                                                  ---------------
                                                                          291,156
                                                                  ---------------
COMMERCIAL BANKS-CENTRAL US -- 0.6%
   Texas Regional Bancshares -- A                         7,755           234,123
                                                                  ---------------
COMMERCIAL BANKS-SOUTHERN US -- 1.2%
   R & G Financial Corp. -- Cl. B                         9,500           209,000
   United Bankshares, Inc.                                9,700           268,690
                                                                  ---------------
                                                                          477,690
                                                                  ---------------
COMMERCIAL BANKS-WESTERN US -- 0.5%
   Ucbh Holdings, Inc.                                    4,900           215,502
                                                                  ---------------
COMMUNICATIONS SOFTWARE -- 0.6%
   Inter-Tel, Inc.                                       14,900           223,649
                                                                  ---------------
COMPUTER AIDED DESIGN -- 1.1%
   ANSYS, Inc.*                                           2,900            69,455
   Autodesk, Inc.                                        23,700           361,662
                                                                  ---------------
                                                                          431,117
                                                                  ---------------
COMPUTER SERVICES -- 0.7%
   Anteon International Corp.*                            4,400            98,780
   Manhattan Associates, Inc.*^                          10,600           185,818
                                                                  ---------------
                                                                          284,598
                                                                  ---------------
COMPUTERS -- 0.6%
   Mentor Graphics Corp.*                                25,000           223,500
                                                                  ---------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.9%
   Kronos, Inc.*                                          4,300           150,715
   Mercury Computer Systems, Inc.*                        7,600           206,720
                                                                  ---------------
                                                                          357,435
                                                                  ---------------
COMPUTERS-MEMORY DEVICES -- 0.9%
   Advanced Digital Information Corp.*                   12,800            88,192
   Imation Corp.*                                         6,700           249,374
   Silicon Storage Technology*                           16,200            37,260
                                                                  ---------------
                                                                          374,826
                                                                  ---------------
CONSULTING SERVICES -- 1.6%
   Corporate Executive Board Co.*                         9,300           331,266
   FTI Consulting, Inc.*                                  6,700           309,674
                                                                  ---------------
                                                                          640,940
                                                                  ---------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 2.7%
   Dial Corp.                                            12,100           234,740
   Fossil, Inc.*                                          9,500           163,590
   Jarden Corp.*                                          9,200           239,200
   Scotts Co.^                                            4,200           217,560
   Yankee Candle Co.*                                    12,500           212,875
                                                                  ---------------
                                                                        1,067,965
                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (continued)

COSMETICS & TOILETRIES -- 0.2%
  Chattem, Inc.*                                          6,300   $        96,957
                                                                  ---------------
DATA PROCESSING/MANAGEMENT -- 0.2%
   Documentum, Inc.*                                      6,800            89,216
                                                                  ---------------
DECISION SUPPORT SOFTWARE -- 0.5%
   Cognos, Inc.*                                          9,000           204,489
                                                                  ---------------
DIAGNOSTIC EQUIPMENT -- 0.8%
   Gen-Probe*                                             6,700           151,688
   Igen International, Inc.                               4,800           169,872
                                                                  ---------------
                                                                          321,560
                                                                  ---------------
DIAGNOSTIC KITS -- 1.9%
   Biosite Diagnostics, Inc.*^                            7,300           280,393
   Diagnostic Products Corp.                              5,600           209,160
   Idexx Laboratories, Inc.*                              7,900           276,263
                                                                  ---------------
                                                                          765,816
                                                                  ---------------
DISTRIBUTION/WHOLESALE -- 0.8%
   SCP Pool Corp.*                                       10,500           311,955
                                                                  ---------------
DRUG DELIVERY SYSTEMS -- 0.2%
   Atrix Laboratories, Inc.*                              6,800            95,540
                                                                  ---------------
E-MARKETING/INFORMATION -- 0.7%
   Digital River, Inc.*^                                  6,200            84,878
   Doubleclick, Inc.*                                    24,900           193,473
                                                                  ---------------
                                                                          278,351
                                                                  ---------------
E-SERVICES/CONSULTING -- 0.4%
   Digital Insight Corp.*                                10,000           139,500
                                                                  ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.3%
   Cubic Corp.                                            7,800           127,296
                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.1%
   Actel Corp.*^                                         13,400           228,604
   Cree, Inc.*^                                          15,200           281,504
   GlobespanVirata, Inc.*                                14,600            65,700
   Microsemi Corp.*                                      20,500           224,475
   OmniVision Technologies, Inc.*^                        6,100           126,392
   Silicon Laboratories, Inc.*^                           6,200           162,130
   Skyworks Solutions Inc.^                              21,000           130,830
                                                                  ---------------
                                                                        1,219,635
                                                                  ---------------
ENERGY-ALTERNATE SOURCES -- 0.2%
   Headwaters, Inc.*                                      6,100            85,705
                                                                  ---------------
ENTERPRISE SOFTWARE/SERVICES -- 0.6%
   Hyperion Solutions Corp.*                              4,400           106,700
   Retek, Inc.*                                          19,600           113,092
                                                                  ---------------
                                                                          219,792
                                                                  ---------------
FILTRATION/SEPARATE PRODUCTS -- 0.6%
   Clarcor, Inc.                                          6,900   $       249,780
                                                                  ---------------
FINANCE-AUTO LOANS -- 0.3%
   Westcorp                                               5,500           102,135
                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 0.3%
   Jefferies Group, Inc.                                  3,300           118,635
                                                                  ---------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.7%
   Doral Financial Corp.                                  8,100           286,335
                                                                  ---------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.6%
   American Italian Pasta Co. Cl. A*^                     5,100           220,575
                                                                  ---------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.5%
   United Natural Foods, Inc.*                            7,900           201,450
                                                                  ---------------
FOOTWEAR & RELATED APPAREL -- 0.8%
   Wolverine World Wide, Inc.                            17,900           299,825
                                                                  ---------------
GARDEN PRODUCTS -- 0.5%
   Toro Co.                                               3,000           210,150
                                                                  ---------------
HAZARDOUS WASTE DISPOSAL -- 0.8%
   Stericycle, Inc.*                                      7,900           296,961
                                                                  ---------------
INDUSTRIAL GASES -- 0.5%
   Airgas, Inc.*                                          9,700           179,547
                                                                  ---------------
INSTRUMENTS-SCIENTIFIC -- 1.7%
   Dionex Corp.*                                          4,800           158,544
   FEI Co.*                                              13,800           220,248
   Varian, Inc.*                                          9,700           278,002
                                                                  ---------------
                                                                          656,794
                                                                  ---------------
INTERNET APPLICATION SOFTWARE -- 0.6%
   Verity, Inc.*                                         16,100           222,985
                                                                  ---------------
INTERNET CONTENT-ENTERTAINMENT -- 0.3%
   NetFlix, Inc.*^                                        5,600           113,960
                                                                  ---------------
INTERNET FINANCIAL SERVICES -- 0.2%
   Espeed Inc. Com*                                       6,700            77,921
                                                                  ---------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.6%
   Avocent Corp.*                                        10,500           245,070
                                                                  ---------------
INTERNET SECURITY -- 1.0%
   CheckFree Corp.*^                                      8,100           182,088
   RSA Security, Inc.*                                   29,900           212,290
                                                                  ---------------
                                                                          394,378
                                                                  ---------------
LOTTERY SERVICES -- 0.9%
   GTECH Holdings Corp.*                                 10,600           346,196
                                                                  ---------------
MACHINERY-ELECTRICAL -- 0.4%
   Baldor Electric Co.                                    8,100           173,340
                                                                  ---------------
MACHINERY-PUMPS -- 0.7%
   Graco, Inc.                                            9,900           278,190
                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS  (continued)

MEDICAL IMAGING SYSTEMS -- 0.5%
   CTI Molecular Imaging, Inc.*^                         11,000   $       215,600
                                                                  ---------------
MEDICAL INFORMATION SYSTEMS -- 0.2%
   Impac Medical Systems, Inc.*                           3,300            73,524
                                                                  ---------------
MEDICAL INSTRUMENTS -- 0.1%
   Thoratec Corp.*                                        3,600            45,684
                                                                  ---------------
MEDICAL LASER SYSTEMS -- 0.2%
   Biolase Technology, Inc.*^                            10,000            82,000
                                                                  ---------------
MEDICAL PRODUCTS -- 2.0%
   Cyberonics, Inc.*                                     11,500           245,985
   Inamed Corp.*                                          8,300           296,891
   Zoll Medical Corp.*                                    6,400           261,504
                                                                  ---------------
                                                                          804,380
                                                                  ---------------
MEDICAL STERILIZE PRODUCT -- 0.5%
   Steris Corp.*                                          7,100           185,736
                                                                  ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 1.9%
   ICOS Corp.*                                            8,400           157,164
   Integra LifeSciences Holdings*^                        8,300           190,900
   Martek Biosciences Corp.*^                            10,900           310,868
   Telik, Inc.*                                           7,200            96,768
                                                                  ---------------
                                                                          755,700
                                                                  ---------------
MEDICAL-DRUGS -- 3.4%
   American Pharmaceutical
    Partners, Inc.*^                                      6,600           126,390
   Endo Pharmaceuticals
    Holdings, Inc.*                                      12,700           171,323
   Medicis Pharmaceutical Corp. Cl. A*                    4,500           250,155
   OSI Pharmaceuticals, Inc.*                            12,600           201,600
   Priority Healthcare Corp.-- Cl. B*                     6,500           173,225
   Sepracor, Inc.*                                       18,800           254,552
   SICOR, Inc.*                                          10,400           173,680
                                                                  ---------------
                                                                        1,350,925
                                                                  ---------------
MEDICAL-GENERIC DRUGS -- 1.7%
   Eon Labs, Inc.*                                        9,300           248,310
   Perrigo Co.                                           13,600           161,568
   Pharmaceutical Resoures, Inc.*                         6,200           263,376
                                                                  ---------------
                                                                          673,254
                                                                  ---------------
MEDICAL-HMO -- 1.5%
   Coventry Health Care, Inc.*                           10,200           335,580
   Mid Atlantic Medical Services, Inc.*                   6,100           247,355
                                                                  ---------------
                                                                          582,935
                                                                  ---------------
MEDICAL-HOSPITALS -- 1.1%
   Province Healthcare Co.*                              16,700           147,795
   Vca Antech, Inc.*                                     18,600           287,742
                                                                  ---------------
                                                                          435,537
                                                                  ---------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.2%
   Apria Healthcare Group, Inc.*                          9,500   $       221,920
   Select Medical Corp.*                                 16,300           232,275
                                                                  ---------------
                                                                         454,195
                                                                  ---------------
MOTION PICTURES & SERVICES -- 0.2%
   Macrovision Corp.*                                     7,200            86,328
                                                                  ---------------
MRI/MEDICAL DIAGNOSTIC IMAGING CENTERS -- 0.0%
   Medical Resources, Inc.*+                                637                 0
                                                                  ---------------
NETWORKING PRODUCTS -- 0.6%
   Adaptec, Inc.*                                        29,400           177,282
   Computer Network Technology Corp.*                     8,500            58,480
                                                                  ---------------
                                                                          235,762
                                                                  ---------------
OFFICE SUPPLIES & FORMS -- 0.5%
   Moore Corp., Ltd.*                                    17,600           184,272
                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.8%
   Chesapeake Energy Corp.^                              30,800           242,088
   Evergreen Resources, Inc.*                             3,500           158,585
   Forest Oil Corp.*                                      9,900           220,770
   Newfield Exploration Co.*                             12,300           416,847
   Stone Energy Corp.*                                    5,500           184,690
   Tom Brown, Inc.*                                       9,500           229,900
   Ultra Petroleum Corp.*                                 7,000            61,810
                                                                  ---------------
                                                                        1,514,690
                                                                  ---------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.5%
   Grant Prideco, Inc.*                                  24,900           300,294
   National-Oilwell, Inc.*                               12,600           282,114
                                                                  ---------------
                                                                          582,408
                                                                  ---------------
OIL & GAS DRILLING -- 0.6%
   Pride International, Inc.*                            17,700           238,773
                                                                  ---------------
OIL-FIELD SERVICES -- 1.7%
   Cal Dive International, Inc.*                         11,500           207,115
   Key Energy Services, Inc.*                            15,000           151,200
   Varco International, Inc.*                            16,966           310,647
                                                                  ---------------
                                                                          668,962
                                                                  ---------------
PAPER & RELATED PRODUCTS -- 0.5%
   Louisiana Pacific Corp.*                              25,100           199,043
                                                                  ---------------
PHARMACY SERVICES -- 0.3%
   Accredo Health, Inc.*                                  5,550           135,081
                                                                  ---------------
PIPELINES -- 0.4%
   Western Gas Resources, Inc.                            5,100           166,005
                                                                  ---------------
POWER CONV/SUPPLY EQUIPMENT -- 0.4%
   Power-One, Inc.*                                      31,700           139,480
                                                                  ---------------
RACETRACKS -- 0.5%
   Penn National Gaming, Inc.*                           10,400           184,600
                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS  (continued)

RADIO -- 1.3%
   Cumulus Media, Inc. Cl. A*                            18,400   $       267,904
   Emmis Broadcasting Corp. Cl. A*                       10,700           180,616
   Salem Communications
    Corp. -- Cl. A*                                       3,300            53,790
                                                                  ---------------
                                                                          502,310
                                                                  ---------------
RECREATIONAL VEHICLES -- 0.3%
   Polaris Industries, Inc.^                              2,400           119,328
                                                                  ---------------
REINSURANCE -- 1.0%
   Odyssey Re Holdings Corp.^                            20,900           377,245
                                                                  ---------------
REITS-OFFICE PROPERTY -- 0.3%
   SL Green Realty Corp.                                  4,400           134,464
                                                                  ---------------
RESEARCH & DEVELOPMENT -- 1.2%
   aaiPharma, Inc.*^                                     25,400           218,948
   Pharmaceutical Product
    Development, Inc.*                                    8,800           236,289
                                                                  ---------------
                                                                          455,237
                                                                  ---------------
RESPIRATORY PRODUCTS -- 0.6%
   ResMed, Inc.*                                          7,200           230,256
                                                                  ---------------
RETAIL-APPAREL/SHOE -- 1.6%
   Ann Taylor Stores Corp.*                               3,300            67,749
   Claires Stores, Inc.                                   8,300           195,963
   Hot Topic, Inc.*                                       2,500            58,275
   Kenneth Cole Productions - A*                          4,000            87,600
   Pacific Sunwear of California, Inc.*^                 11,750           239,113
                                                                  ---------------
                                                                          648,700
                                                                  ---------------
RETAIL-BEDDING -- 0.3%
   Linens `N Things, Inc.*                                6,500           132,080
                                                                  ---------------
RETAIL-DISCOUNT -- 0.9%
   99 Cents Only Stores*                                  5,666           144,483
   Tuesday Morning Corp.*                                11,500           226,320
                                                                  ---------------
                                                                          370,803
                                                                  ---------------
RETAIL-GARDENING PRODUCTS -- 0.3%
   Tractor Supply Co.*^                                   4,100           135,382
                                                                  ---------------
RETAIL-LEISURE PRODUCTS -- 0.2%
   West Marine, Inc.*                                     5,400            90,450
                                                                  ---------------
RETAIL-MUSIC STORE -- 0.5%
   Guitar Center, Inc.*                                  10,200           207,774
                                                                  ---------------
RETAIL-PET FOOD & SUPPLIES -- 0.4%
   Petco Animal Supplies, Inc.*                           8,600           162,110
                                                                  ---------------
RETAIL-RESTAURANTS -- 2.2%
   Applebee's International, Inc.^                       11,750           329,470
   O Charley's, Inc.*                                    12,400           237,708

RARE Hospitality International, Inc.*                    10,300   $       286,752
                                                                  ---------------
                                                                          853,930
                                                                  ---------------
SAVINGS & LOANS/THRIFTS-EASTERN US -- 0.0%
   Staten Island Bancorp, Inc.                              600             8,952
                                                                  ---------------
SCHOOLS -- 1.7%
   Corinthian Colleges, Inc.*                             5,900           233,050
   ITT Educational Services, Inc.*                        6,800           190,400
   Strayer Education, Inc.                                1,000            54,900
   Sylvan Learning Systems, Inc.*                        13,300           211,204
                                                                  ---------------
                                                                          689,554
                                                                  ---------------
SECURITY SERVICES -- 0.5%
   Kroll Inc.*                                            9,600           205,536
                                                                  ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED
  CIRCUITS -- 1.8%
   Exar Corp.*^                                          10,500           133,455
   O2Micro International, Ltd.*                          11,100           119,436
   Power Integrations, Inc.*                             17,900           371,067
   Vitesse Semiconductor Corp.*                          50,000           107,000
                                                                  ---------------
                                                                          730,958
                                                                  ---------------
SEMICONDUCTOR EQUIPMENT -- 2.6%
   ASM International N.V.*                               19,000           189,620
   Asyst Technologies, Inc.*                             10,500            56,910
   Axcelis Technologies, Inc.*                           17,800            84,194
   Brooks Automation, Inc.*                              11,900           115,073
   Credence Systems Corp.*                               16,600           112,880
   Kulicke & Soffa Industries, Inc.*                     28,400           134,900
   MKS Instruments, Inc.*                                 2,800            35,000
   Rudolph Technologies, Inc.*^                           9,500           137,275
   Varian Semiconductor Equipment
     Associates, Inc.*                                    8,800           178,992
                                                                  ---------------
                                                                        1,044,844
                                                                  ---------------
SOFTWARE TOOLS -- 0.3%
   Borland Software Corp.*                               13,500           124,200
                                                                  ---------------
STEEL-PRODUCERS -- 0.7%
   Steel Dynamics, Inc.*^                                22,200           258,630
                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
   Adtran, Inc.*^                                         5,100           183,141
   Plantronics, Inc.*                                    13,900           203,079
                                                                  ---------------
                                                                          386,220
                                                                  ---------------
TELEVISION -- 0.5%
   Lin Tv Corp. -- Cl. A*                                10,400           213,304
                                                                  ---------------
THEATERS -- 0.5%
   AMC Entertainment, Inc.*                              25,000           216,750
                                                                  ---------------
THERAPEUTICS -- 1.2%
   Genta, Inc.*^                                         17,800           127,039
   Neurocrine Biosciences, Inc.*                          3,000           125,340

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS  (continued)

THERAPEUTICS (CONTINUED)
   Trimeris, Inc.*^                                       5,600   $       230,608
                                                                  ---------------
                                                                          482,987
                                                                  ---------------
TOYS -- 0.7%
   Marvel Enterprises, Inc.*                             19,400           268,108
                                                                  ---------------
TRANSPORT-SERVICES -- 0.1%
   Uti Worldwide Inc.                                     1,500            42,000
                                                                  ---------------
TRANSPORT-TRUCK -- 4.1%
   Arkansas Best Corp.                                    9,400           238,948
   Heartland Express, Inc.*                              10,400           199,472
   J.B. Hunt Transport Services, Inc.*                   12,600           339,192
   Knight Transportation, Inc.*                           3,500            68,915
   Landstar System, Inc.*                                 4,900           281,750
   Swift Transportation, Inc.*                           14,300           228,800
   Werner Enterprises, Inc.                              13,800           265,788
                                                                  ---------------
                                                                        1,622,865
                                                                  ---------------
WIRELESS EQUIPMENT -- 1.4%
   American Tower Systems Cl. A*^                        43,900           242,328
   Crown Castle International Corp.*                     43,900           241,450
   RF Micro Devices, Inc.*                               10,500            63,305
                                                                  ---------------
                                                                          547,083
                                                                  ---------------
TOTAL COMMON STOCKS
   (Cost: $38,773,077)                                                 38,382,171

                                                 PRINCIPAL
                                                   AMOUNT
---------------------------------------------------------------------------------
TIME DEPOSIT -- 2.8%

   JP Morgan Chase London
     0.790%, 04/01/03
     (Cost: $1,087,748)                         $     1,087,748         1,087,748
                                                                  ---------------
TOTAL INVESTMENTS -- 99.6%
  (Cost: $39,860,825)                                                  39,469,919
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.4%                                                    165,218
                                                                  ---------------
NET ASSETS -- 100.0%                                              $    39,635,137
                                                                  ===============

----------
* Non-income producing securities.
+ Illiquid
^ All or a portion of the Fund's holdings in this security was on loan as of 3/31/03.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND RETIREMENT SHARES

   MANAGEMENT TEAM: STEPHEN SEXAUER, Lead Portfolio Manager; MARK W. STUCKELMAN, Lead Portfolio Manager; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Product Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of US companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

   MARKET OVERVIEW: The investment environment was challenging between April 1, 2002, and March 31, 2003, with all major US equity indices posting sharp losses. Concerns about the quality of companies' reported earnings weighed on the market in 2002. Geopolitical uncertainty resulted in a US-led war with Iraq. Weakness in the economy and corporate profits added to selling pressure.

   The downturn was broadly based, with no economic sector immune from loss. Overcapacity continued to plague the telecommunications sector. Persistently weak corporate spending weighed on business services and technology companies. Many consumer-oriented stocks suffered as a result of a slowdown in consumer spending driven by the war and severe winter weather. Energy stocks held up relatively well, benefiting from strong demand for natural gas with the cold weather and the sharp increase in oil prices due to conflict with Iraq. Healthcare companies also performed well on a relative basis, given demand for healthcare is somewhat insulated from economic cycles.

   On a positive note for value investors, value stocks outperformed growth stocks across all capitalization ranges. Given the uncertainty in the market, many investors were attracted to companies with inexpensive valuations.

   PERFORMANCE: During the 12 months ended March 31, 2003, the Fund lost 24.58% compared to the Russell 1000 Value Index, down 22.79%, and the S&P 500 Index, off 24.76%.

   PORTFOLIO SPECIFICS: Issue selection in the commercial/industrial and producers/manufacturing sectors detracted from results versus the benchmark this period. Select telecommunications service providers also hurt performance. For example, regional telecommunication stocks sold off late in the fiscal year following an FCC decision not to overturn the unbundled network element platform (UNE-P) ruling. The decision is expected to increase competition among telecom service providers.

   On the plus side, issue selection in the utilities and consumer services sectors favorably impacted relative returns. For example, New Jersey-based Public Services Enterprises was a top-performing holding. The company benefited from increased demand for electricity as a result of the cold weather. In consumer services, several companies in the media and entertainment industry did well, including Metro-Goldwyn-Mayer, Fox Entertainment, and Comcast Corporation.

   Wellpoint Health Networks, a managed care provider, was also among the Fund's best-performing stocks.

   MARKET OUTLOOK: Despite the challenging investment environment, we remain optimistic. We think once investors look past the implications of the war with Iraq, the economy will likely begin to improve -- business spending will recover from anemic levels and consumer spending will pick up. We believe the Fund's holdings are well positioned for such improvements.

   Over the remainder of 2003 and beyond, we will continue to work hard to identify fundamentally sound, financially strong companies with compelling equity valuations for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LARGE CAP VALUE FUND RETIREMENT SHARES WITH THE RUSSELL 1000 VALUE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/03

                                       SINCE
     1 YEAR          5 YEARS         INCEPTION
     -24.58%          -1.11%           9.66%

              LARGE CAP VALUE FUND
              RETIREMENT SHARES      RUSSELL 1000 VALUE INDEX
 4/30/1996             $   250,000                $   250,000
 5/31/1996             $   256,600                $   253,125
 6/30/1996             $   263,800                $   253,328
 7/31/1996             $   257,600                $   243,752
 8/31/1996             $   264,800                $   250,723
 9/30/1996             $   278,800                $   260,702
10/31/1996             $   288,600                $   270,791
11/30/1996             $   311,581                $   290,423
12/31/1996             $   310,622                $   286,706
 1/31/1997             $   327,247                $   300,611
 2/28/1997             $   331,246                $   305,030
 3/31/1997             $   316,936                $   294,049
 4/30/1997             $   333,350                $   306,399
 5/31/1997             $   358,183                $   323,527
 6/30/1997             $   369,758                $   337,406
 7/31/1997             $   412,900                $   362,779
 8/31/1997             $   403,430                $   349,864
 9/30/1997             $   428,684                $   370,996
10/31/1997             $   412,269                $   360,645
11/30/1997             $   425,854                $   376,586
12/31/1997             $   436,586                $   387,582
 1/31/1998             $   434,531                $   382,078
 2/28/1998             $   469,924                $   407,792
 3/31/1998             $   500,065                $   432,749
 4/30/1998             $   502,805                $   435,648
 5/31/1998             $   500,750                $   429,201
 6/30/1998             $   511,938                $   434,695
 7/31/1998             $   501,864                $   427,000
 8/31/1998             $   424,288                $   363,463
 9/30/1998             $   448,323                $   384,326
10/31/1998             $   479,972                $   414,111
11/30/1998             $   502,997                $   433,408
12/31/1998             $   524,487                $   448,144
 1/31/1999             $   530,983                $   451,729
 2/28/1999             $   512,743                $   445,360
 3/31/1999             $   522,238                $   454,579
 4/30/1999             $   563,217                $   497,037
 5/31/1999             $   554,721                $   491,569
 6/30/1999             $   570,214                $   505,825
 7/31/1999             $   558,719                $   491,004
 8/31/1999             $   538,729                $   472,788
 9/30/1999             $   516,741                $   456,240
10/31/1999             $   546,226                $   482,520
11/30/1999             $   530,983                $   478,756
12/31/1999             $   570,488                $   481,054
 1/31/2000             $   534,848                $   465,372
 2/29/2000             $   491,679                $   430,795
 3/31/2000             $   545,641                $   483,352
 4/30/2000             $   545,641                $   477,745
 5/31/2000             $   544,637                $   482,761
 6/30/2000             $   520,291                $   460,699
 7/31/2000             $   538,362                $   466,458
 8/31/2000             $   568,229                $   492,393
 9/30/2000             $   576,512                $   496,923
10/31/2000             $   605,626                $   509,147
11/30/2000             $   581,409                $   490,258
12/31/2000             $   613,498                $   514,819
 1/31/2001             $   622,847                $   516,827
 2/28/2001             $   609,456                $   502,459
 3/31/2001             $   591,010                $   484,723
 4/30/2001             $   624,616                $   508,474
 5/31/2001             $   644,830                $   519,915
 6/30/2001             $   634,471                $   508,373
 7/31/2001             $   634,471                $   507,305
 8/31/2001             $   604,149                $   486,962
 9/30/2001             $   556,141                $   452,680
10/31/2001             $   553,361                $   448,787
11/30/2001             $   593,537                $   474,861
12/31/2001             $   605,624                $   486,068
 1/31/2002             $   593,023                $   482,325
 2/28/2002             $   597,394                $   483,097
 3/31/2002             $   627,226                $   505,948
 4/30/2002             $   602,538                $   488,594
 5/31/2002             $   609,224                $   491,037
 6/30/2002             $   563,963                $   462,851
 7/31/2002             $   508,672                $   419,806
 8/31/2002             $   506,101                $   422,954
 9/30/2002             $   443,095                $   375,922
10/31/2002             $   485,270                $   403,778
11/30/2002             $   516,011                $   429,216
12/31/2002             $   494,131                $   410,588
 1/31/2003             $   486,577                $   400,652
 2/28/2003             $   473,813                $   389,954
 3/31/2003             $   473,032                $   390,617

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Value Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003

LARGE CAP VALUE FUND

                                                       NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 101.3%
---------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.1%
   Raytheon Co.                                          13,900   $       394,343
                                                                  ---------------
APPLICATIONS SOFTWARE -- 1.8%
   Microsoft Corp.                                       26,000           629,460
                                                                  ---------------
BEVERAGES-NON-ALCOHOLIC -- 1.5%
   PepsiCo, Inc.                                         13,100           524,000
                                                                  ---------------
BROADCAST SERVICES/PROGRAMMING -- 1.0%
   Fox Entertainment Group, Inc. Cl. A.*                 13,400           357,378
                                                                  ---------------
CABLE TV -- 1.6%
   Comcast Corp. Cl. A*                                  19,587           559,992
                                                                  ---------------
COMMERCIAL BANKS-EASTERN US -- 1.2%
   North Fork Bancorporation                             14,000           412,300
                                                                  ---------------
COMMERCIAL BANKS-WESTERN US -- 1.4%
   City National Corp.                                   11,100           487,734
                                                                  ---------------
COMPUTER SERVICES -- 1.2%
   Computer Sciences Corp.*                              12,400           403,620
                                                                  ---------------
COMPUTERS -- 3.0%
   Hewlett-Packard Co.                                   19,300           300,115
   International Business Machines
     Corp.                                                9,300           729,399
                                                                  ---------------
                                                                        1,029,514
                                                                  ---------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.2%
   Fortune Brands, Inc.                                   9,700           415,839
                                                                  ---------------
COSMETICS & TOILETRIES -- 3.2%
   Kimberly-Clark Corp.                                   9,700           440,962
   Procter & Gamble Co.                                   7,500           667,875
                                                                  ---------------
                                                                        1,108,837
                                                                  ---------------
DISTRIBUTION/WHOLESALE -- 1.1%
   WW Grainger, Inc.                                      8,500           364,650
                                                                  ---------------
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
   Citigroup, Inc.                                       42,500         1,464,125
                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.1%
   3M Co.                                                 6,300           819,189
   Honeywell International, Inc.                         28,000           598,080
   ITT Industries, Inc.                                   6,300           336,483
   Textron, Inc.                                         12,700           348,742
   Tyco International, Ltd.                              27,600           354,936
                                                                  ---------------
                                                                        2,457,430
                                                                  ---------------
ELECTRIC-INTEGRATED -- 5.9%
   Dominion Resources, Inc.                              10,900   $       603,533
   FPL Group, Inc.                                        6,500           383,045
   Public Services Enterprise Group                      13,100           480,639
   TXU Corp.                                             30,800           549,780
                                                                  ---------------
                                                                        2,016,997
                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.3%
   Intel Corp.                                           26,000           423,280
   PPL Corp.                                             10,300           366,783
                                                                  ---------------
                                                                          790,063
                                                                  ---------------
FIDUCIARY BANKS -- 0.9%
   Bank of New York Co., Inc.                            14,900           305,450
                                                                  ---------------
FINANCE-CREDIT CARD -- 1.4%
   American Express Co.                                  14,200           471,866
                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 2.0%
   Goldman Sachs Group, Inc.                              2,600           177,008
   Morgan Stanley Dean Witter & Co.                      13,100           502,385
                                                                  ---------------
                                                                          679,393
                                                                  ---------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.7%
   Fannie Mae                                             8,700           568,545
                                                                  ---------------
FINANCIAL GUARANTEE INSURANCE -- 1.2%
   Ambac Financial Group, Inc.                            8,100           409,212
                                                                  ---------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.5%
   Kraft Foods, Inc. Cl. A                                6,200           174,840
                                                                  ---------------
INDEX FUND -- 1.3%
   Ishares Russell 1000 Value                            10,300           447,020
                                                                  ---------------
INDUSTRIAL GASES -- 1.4%
   Praxair, Inc.                                          8,300           467,705
                                                                  ---------------
LIFE/HEALTH INSURANCE -- 2.4%
   Jefferson-Pilot Corp.                                 11,900           457,912
   John Hancock Financial
    Services, Inc.                                       13,200           366,696
                                                                  ---------------
                                                                          824,608
                                                                  ---------------
MEDICAL-DRUGS -- 2.4%
   Abbott Laboratories                                   12,100           455,081
   Wyeth                                                  9,900           374,418
                                                                  ---------------
                                                                          829,499
                                                                  ---------------
MEDICAL-HMO -- 1.5%
   Wellpoint Health Networks, Inc.*                       6,600           506,550
                                                                  ---------------
METAL-ALUMINUM -- 1.2%
   Alcoa, Inc.                                           21,500           416,670
                                                                  ---------------
MONEY CENTER BANKS -- 3.3%
   Bank of America Corp.                                 17,200         1,149,648
                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER
                                                      OF SHARES        VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.0%
   American International Group, Inc.                    12,700   $       628,015
   Cincinnati Financial Corp.                            11,800           413,826
                                                                  ---------------
                                                                        1,041,841
                                                                  ---------------
MULTIMEDIA -- 2.8%
   Viacom, Inc.-- Cl. B*                                 14,000           511,280
   Walt Disney Co.                                       26,600           452,732
                                                                  ---------------
                                                                          964,012
                                                                  ---------------
NETWORKING PRODUCTS -- 0.5%
   Lucent Technologies, Inc.*                           117,800           173,166
                                                                  ---------------
OFFICE AUTOMATION & EQUIPMENT -- 1.1%
   Pitney Bowes, Inc.                                    11,800           376,656
                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.8%
   Apache Corp.                                           9,975           615,857
   Kerr-McGee Corp.                                       8,300           337,063
                                                                  ---------------
                                                                          952,920
                                                                  ---------------
OIL COMPANIES-INTEGRATED -- 8.4%
   Chevrontexaco Corp.                                    8,100           523,665
   ConocoPhillips                                        16,210           868,856
   Exxon Mobil Corp.                                     42,400         1,481,880
                                                                  ---------------
                                                                        2,874,401
                                                                  ---------------
OIL-FIELD SERVICES -- 0.7%
   Weatherford International, Ltd.*                       6,500           245,505
                                                                  ---------------
PAPER & RELATED PRODUCTS -- 1.4%
   International Paper Co.                               14,200           479,960
                                                                  ---------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
   Travelers Property Casualty
     Corp.-- Cl. A                                       24,457           344,599
                                                                  ---------------
PUBLISHING-NEWSPAPERS -- 2.1%
   Dow Jones & Co., Inc.                                  9,500           336,680
   Knight Ridder, Inc.                                    6,900           403,650
                                                                  ---------------
                                                                          740,330
                                                                  ---------------
RETAIL-DISCOUNT -- 0.5%
   TJX Cos., Inc.                                        10,300           181,280
                                                                  ---------------

RETAIL-REGIONAL DEPARTMENT STORES -- 1.4%
   Federated Department Stores, Inc.*                    16,600   $       465,132
                                                                  ---------------
RETAIL-RESTAURANTS -- 1.0%
   McDonalds Corp.                                       25,000           361,500
                                                                  ---------------
SAVINGS & LOANS/THRIFTS-WESTERN US -- 1.3%
   Washington Mutual, Inc.                               12,500           440,875
                                                                  ---------------
SUPER-REGIONAL BANKS-US -- 7.3%
   FleetBoston Financial Corp.                           20,800           496,704
   KeyCorp                                                8,600           194,016
   PNC Financial Services Group, Inc.                     9,800           415,324
   Wachovia Corp.                                        22,800           776,796
   Wells Fargo & Co.                                     14,000           629,860
                                                                  ---------------
                                                                        2,512,700
                                                                  ---------------
TELEPHONE-INTEGRATED -- 5.0%
   Bellsouth Corp.                                       17,000           368,390
   SBC Communications, Inc.                              29,700           595,782
   Verizon Communications, Inc.                          21,700           767,095
                                                                  ---------------
                                                                        1,731,267
                                                                  ---------------
TOBACCO -- 0.9%
   Altria Group, Inc.                                    10,300           308,588
                                                                  ---------------
TOTAL COMMON STOCKS
   (Cost: $36,938,756)                                                 34,862,020
                                                                  ---------------

                                                  PRINCIPAL
                                                    AMOUNT
---------------------------------------------------------------------------------
TIME DEPOSIT -- 2.3%

   Wells Fargo Bank Nassau
    0.790%, 04/01/03
    (Cost: $791,515)                            $       791,515           791,515
                                                                  ---------------
TOTAL INVESTMENTS -- 103.6%
   (Cost: $37,730,271)                                                 35,653,535
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (3.6%)                                                    (1,244,989)
                                                                  ---------------
NET ASSETS -- 100.0%                                              $    34,408,546
                                                                  ===============

----------
* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      (This page intentionally left blank)

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a share outstanding during the period indicated

                                                  NET ASSET        NET          NET REALIZED    TOTAL FROM
                                                    VALUE,      INVESTMENT     AND UNREALIZED   INVESTMENT
                                                  BEGINNING   INCOME (LOSS)(1)  GAINS (LOSS)    OPERATIONS
                                                 INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                  $      17.07   $       0.10    $      (4.45)   $      (4.35)
   For the year ended 03/31/02                         19.13           0.02           (2.08)          (2.06)
   For the year ended 03/31/01                         31.84          (0.03)         (11.26)         (11.29)
   06/1/99 (commenced) to 3/31/00                      20.01          (0.20)          12.03           11.83

                                                      U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                  $      17.96   $      (0.08)   $      (5.27)   $      (5.35)
   For the year ended 03/31/02                         22.52          (0.16)          (4.40)          (4.56)
   For the year ended 03/31/01                         49.77          (0.32)         (25.90)         (26.22)
   06/1/99 (commenced) to 03/31/00                     28.61          (0.21)          21.37           21.16
US EQUITY GROWTH
   For the year ended 03/31/03                  $      11.36   $      (0.08)   $      (3.39)   $      (3.47)
   For the year ended 03/31/02                         13.57          (0.12)          (2.09)          (2.21)
   For the year ended 03/31/01                         41.51          (0.18)         (20.03)         (20.21)
   06/1/99 (commenced) to 03/31/00                     18.94          (0.09)          22.66           22.57
EMERGING GROWTH
   For the year ended 03/31/03                  $       9.54   $      (0.09)   $      (3.18)   $      (3.27)
   For the year ended 03/31/02                          9.55          (0.07)           0.06           (0.01)
   For the year ended 03/31/01                         27.05          (0.06)         (12.36)         (12.42)
   06/1/99 (commenced) to 03/31/00                     13.86          (0.15)          13.69           13.54
LARGE CAP VALUE
   For the year ended 03/31/03                  $      24.39   $       0.21    $      (6.20)   $      (5.99)
   For the year ended 03/31/02                         23.39           0.15            1.26            1.41
   For the year ended 03/31/01                         21.74           0.18            1.63            1.81
   06/1/99 (commenced) to 3/31/00                      22.33           0.12           (0.71)          (0.59)

                                                    DISTRIBUTIONS FROM:
                                                ---------------------------
                                                     NET           NET
                                                 INVESTMENT      REALIZED              TOTAL
                                                   INCOME      CAPITAL GAINS       DISTRIBUTIONS
                                      INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                  $         --   $         --        $         --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (1.42)              (1.42)
   06/1/99 (commenced) to 3/31/00                         --             --                  --

                                           U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                  $         --   $         --        $         --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (1.03)              (1.03)
   06/1/99 (commenced) to 03/31/00                        --             --                  --
US EQUITY GROWTH
   For the year ended 03/31/03                  $         --   $         --        $         --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (7.73)              (7.73)
   06/1/99 (commenced) to 03/31/00                        --             --                  --
EMERGING GROWTH
   For the year ended 03/31/03                  $         --   $         --        $         --
   For the year ended 03/31/02                            --             --                  --
   For the year ended 03/31/01                            --          (5.08)              (5.08)
   06/1/99 (commenced) to 03/31/00                        --          (0.35)              (0.35)
LARGE CAP VALUE
   For the year ended 03/31/03                  $      (0.25)  $         --        $      (0.25)
   For the year ended 03/31/02                         (0.04)         (0.37)              (0.41)
   For the year ended 03/31/01                         (0.16)            --               (0.16)
   06/1/99 (commenced) to 3/31/00                         --             --                  --

                                                                                       RATIOS TO AVERAGE NET ASSETS (5)
                                                                                ---------------------------------------------
                                                  NET ASSET                         NET
                                                   VALUE,          TOTAL         INVESTMENT          TOTAL       EXPENSES NET
                                                   ENDING       RETURN (2)      INCOME (LOSS)      EXPENSES       OF OFFSETS
                                                ------------   ------------     ------------     ------------    ------------
                                                  INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                  $      12.72         (25.48%)           0.65%            1.72%           1.69%
   For the year ended 03/31/02                         17.07         (10.77%)          (0.09%)           1.61%           1.61%
   For the year ended 03/31/01                         19.13         (36.17%)          (0.13%)           1.58%           1.58%
   06/1/99 (commenced) to 3/31/00                      31.84          59.14%           (0.82%)           1.61%           1.61%

                                                      U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                  $      12.61         (29.79%)          (0.59%)           1.51%           1.50%
   For the year ended 03/31/02                         17.96         (20.25%)          (0.79%)           1.35%           1.35%
   For the year ended 03/31/01                         22.52         (53.35%)          (0.80%)           1.32%           1.32%
   06/1/99 (commenced) to 03/31/00                     49.77          73.98%           (0.69%)           1.42%           1.42%
US EQUITY GROWTH
   For the year ended 03/31/03                  $       7.89         (30.55%)          (0.95%)           1.48%           1.44%
   For the year ended 03/31/02                         11.36         (16.29%)          (0.94%)           1.32%           1.32%
   For the year ended 03/31/01                         13.57         (54.03%)          (0.86%)           1.34%           1.34%
   06/1/99 (commenced) to 03/31/00                     41.51         119.11%           (0.73%)           1.23%           1.23%
EMERGING GROWTH
   For the year ended 03/31/03                  $       6.27         (34.28%)          (1.20%)           1.74%           1.70%
   For the year ended 03/31/02                          9.54          (0.10%)          (0.73%)           1.59%(4)        1.59%
   For the year ended 03/31/01                          9.55         (49.67%)          (0.32%)           1.55%           1.55%
   06/1/99 (commenced) to 03/31/00                     27.05          98.68%           (0.91%)           1.62%           1.62%
LARGE CAP VALUE
   For the year ended 03/31/03                  $      18.15         (24.58%)           1.03%            1.54%           1.53%
   For the year ended 03/31/02                         24.39           6.13%            0.63%            1.39%           1.39%
   For the year ended 03/31/01                         23.39           8.31%            0.78%            1.47%           1.47%
   06/1/99 (commenced) to 3/31/00                      21.74          (2.21%)           0.70%            1.52%           1.52%

                                                RATIOS TO AVERAGE NET ASSETS (5)
                                               ---------------------------------        FUND'S
                                                   EXPENSE                             PORTFOLIO      NET ASSETS,
                                               (REIMBURSEMENTS)       NET              TURNOVER         ENDING
                                                  RECOUPMENT      EXPENSES (6)           RATE          (IN 000'S)
                                               ---------------    ------------       ------------    ------------
                                                  INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE GROWTH
   For the year ended 03/31/03                           (0.21%)          1.48%(3)            203%   $      7,845
   For the year ended 03/31/02                            0.01%           1.62%               232%         11,199
   For the year ended 03/31/01                            0.08%           1.66%               234%         11,216
   06/1/99 (commenced) to 3/31/00                         0.04%           1.65%               158%         15,571

                                                      U.S. EQUITY FUNDS

US LARGE CAP SELECT GROWTH
   For the year ended 03/31/03                           (0.30%)          1.20%(3)            193%   $      9,052
   For the year ended 03/31/02                           (0.10%)          1.25%               224%         38,386
   For the year ended 03/31/01                           (0.07%)          1.25%               160%         41,730
   06/1/99 (commenced) to 03/31/00                       (0.15%)          1.27%               154%         83,785
US EQUITY GROWTH
   For the year ended 03/31/03                           (0.20%)          1.24%(3)            206%   $          4
   For the year ended 03/31/02                           (0.07%)          1.25%               154%             13
   For the year ended 03/31/01                           (0.09%)          1.25%               186%             68
   06/1/99 (commenced) to 03/31/00                       (0.21%)          1.02%               115%             14
EMERGING GROWTH
   For the year ended 03/31/03                           (0.20%)          1.50%(3)            118%   $      2,879
   For the year ended 03/31/02                           (0.11%)          1.48%               138%          4,597
   For the year ended 03/31/01                           (0.12%)          1.43%               120%          3,577
   06/1/99 (commenced) to 03/31/00                       (0.20%)          1.42%                88%          5,861
LARGE CAP VALUE
   For the year ended 03/31/03                           (0.34%)          1.19%(3)            139%   $      6,749
   For the year ended 03/31/02                           (0.13%)          1.26%                99%         11,423
   For the year ended 03/31/01                           (0.20%)          1.27%               120%          9,838
   06/1/99 (commenced) to 3/31/00                        (0.26%)          1.26%               140%          7,700

----------
(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)  Total returns are not annualized for periods less than one year.
(3) The Board of Trustees approved the amendment to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the International Core Growth, U.S. Large Cap Select Growth and Large Cap Value excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.65%, 1.25% and 1.25% for the period 4/1/02 to 6/30/02, 1.40%, 1.15% and 1.10% for the period
     7/1/02 to 1/21/03, 1.40%, 1.25% and 1.25% for the period 1/22/03 to
     3/31/03, respectively. U.S. Equity Growth and Emerging Growth had rates throughout the year of 1.25% and 1.50%, respectively.
(4) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.50% representing a .08% increase in the Fund's expense cap.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease/(increase) net investment income (loss) ratios had such reductions not occurred.
(6) This calculation includes expenses not part of the expense reimbursement calculation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003

                                                           INTERNATIONAL      US LARGE CAP
                                                            CORE GROWTH      SELECT GROWTH
ASSETS
Investments, at value*                                    $   106,732,632   $    28,298,228
Foreign currencies, at value**                                         --                --
Cash                                                                   --                --
Cash collateral received for securities loaned                  2,704,178                --
Receivables:
  Investment securities sold                                    3,190,877                --
  Capital shares sold                                               2,003            12,827
  Dividends                                                       553,054            24,631
  Foreign taxes receivable                                        147,326                --
  Interest                                                            492                --
  From investment advisor                                          12,346            33,080
  Other                                                            38,521            10,482
Other assets                                                        8,643             7,612
                                                          ---------------   ---------------
    Total assets                                              113,390,072        28,386,860
                                                          ---------------   ---------------
LIABILITIES
Payables:
  Bank overdraft                                          $       194,730   $            --
  Investments purchased                                         2,963,669           987,742
  Capital shares redeemed                                      11,406,903           934,955
  Collateral on securities loaned                               2,704,178                --
  Distributions fee                                                 1,700             2,081
  To investment advisor                                                --                --
Other Liabilites                                                  245,431            70,269
                                                          ---------------   ---------------
    Total Liabilities                                          17,516,611         1,007,305
                                                          ---------------   ---------------
NET ASSETS                                                     95,873,461        27,379,555
                                                          ===============   ===============
  * Investments, at cost                                      107,885,894        27,653,417
                                                          ===============   ===============
 ** Foreign currencies, at cost                                        --                --
                                                          ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital                                           $   244,388,448   $   137,300,803
Undistributed net investment income (loss)                        102,329                --
Accumulated net realized gain (loss) on investments
 and foreign currencies                                      (147,485,665)     (110,566,059)
Net unrealized appreciation (depreciation) of
 investments and of other assets and
  liabilities denominated in foreign currencies                (1,131,651)          644,811
                                                          ---------------   ---------------
Net Assets applicable to all shares outstanding           $    95,873,461   $    27,379,555
                                                          ===============   ===============
Net Assets of Retirement shares                           $     7,844,619   $     9,051,873
Net Assets of Institutional Shares                             88,028,842        18,327,682
                                                          ===============   ===============
Retirement Shares outstanding                                     616,835           717,868
Institutional Shares outstanding                                6,862,456         1,440,288
                                                          ===============   ===============
Net Asset Value -- Retirement Share                       $         12.72   $         12.61
Net Asset Value -- Institutional Share                    $         12.83   $         12.73
                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             US EQUITY         EMERGING           LARGE CAP
                                                               GROWTH           GROWTH              VALUE
ASSETS
Investments, at value*                                    $    42,772,817   $    39,469,919   $    35,653,535
Foreign currencies, at value**                                         --                --                --
Cash                                                                   --                --                --
Cash collateral received for securities loaned                  8,245,400         6,411,900                --
Receivables:
  Investment securities sold                                      461,060           502,314           409,608
  Capital shares sold                                                  --            64,561              8,792
  Dividends                                                         1,084            12,665            34,568
  Foreign taxes receivable                                             --                --                --
  Interest                                                             --                --                --
  From investment advisor                                          10,246                --            13,022
  Other                                                            13,242            22,839             4,995
Other assets                                                        7,093             7,151             7,641
                                                          ---------------   ---------------   ---------------
    Total assets                                               51,510,942        46,491,349        36,132,161
                                                          ---------------   ---------------   ---------------
LIABILITIES
Payables:
  Bank overdraft                                          $            --   $            --   $            --
  Investments purchased                                           987,742           264,270           361,680
  Capital shares redeemed                                         101,512            54,713         1,302,694
  Collateral on securities loaned                               8,245,400         6,411,900                --
  Distributions fee                                                     2               607             1,713
  To investment advisor                                                --             4,715                --
Other Liabilites                                                   88,646           120,007            57,528
                                                          ---------------   ---------------   ---------------
    Total Liabilities                                           9,423,302         6,856,212         1,723,615
                                                          ---------------   ---------------   ---------------
NET ASSETS                                                     42,087,640        39,635,137        34,408,546
                                                          ===============   ===============   ===============
  * Investments, at cost                                       39,186,317        39,860,825        37,730,271
                                                          ===============   ===============   ===============
 ** Foreign currencies, at cost                                        --                --                --
                                                          ===============   ===============   ===============
NET ASSETS CONSIST OF:

Paid-in capital                                           $   133,351,614   $   140,937,239   $    45,645,572
Undistributed net investment income (loss)                             --                --           518,007
Accumulated net realized gain (loss) on investments
 and foreign currencies                                       (94,850,474)     (100,911,196)       (9,678,297)
Net unrealized appreciation (depreciation) of
 investments and of other assets and
  liabilities denominated in foreign currencies                 3,586,500          (390,906)       (2,076,736)
                                                          ---------------   ---------------   ---------------
Net Assets applicable to all shares outstanding           $    42,087,640   $    39,635,137   $    34,408,546
                                                          ===============   ===============   ===============
Net Assets of Retirement shares                           $         3,652   $     2,878,640   $     6,749,278
Net Assets of Institutional Shares                             42,083,988        36,756,497        27,659,268
                                                          ===============   ===============   ===============
Retirement Shares outstanding                                         463           458,940           371,772
Institutional Shares outstanding                                5,300,418         5,818,256         1,519,623
                                                          ===============   ===============   ===============
Net Asset Value -- Retirement Share                       $          7.89   $          6.27   $         18.15
Net Asset Value -- Institutional Share                    $          7.94   $          6.32   $         18.20
                                                          ===============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2003

                                                           INTERNATIONAL      US LARGE CAP
                                                            CORE GROWTH      SELECT GROWTH
                                                          ---------------   ---------------
INVESTMENT INCOME
Dividends, net of foreign taxes*                          $     3,826,582   $       362,557
Interest                                                          112,456            12,639
Securities Lending                                                134,075             4,018
                                                          ---------------   ---------------
  Total Income                                                  4,073,113           379,214
                                                          ---------------   ---------------
EXPENSES
Advisory fee                                                    1,885,802           451,783
Accounting and administration fees                                131,171            65,400
Custodian fees                                                    248,251            25,395
Transfer agent fees and expenses                                  113,291            48,139
Shareholder servicing fees                                         80,759            76,305
Administrative services                                           233,354            65,568
Professional fees                                                  81,827            26,281
Shareholder reporting                                              61,890            54,600
Registration fees                                                  30,429            22,926
Trustees' fees and expenses                                        16,793             5,603
Interest and credit facility fee                                   15,168             2,155
Insurance                                                          20,230             9,306
Miscellaneous                                                      22,057             7,995
                                                          ---------------   ---------------
    Total Expenses                                              2,941,022           861,456
Expense offset                                                    (38,521)          (10,482)
Expenses (reimbursed)/recouped                                   (416,740)         (190,138)
                                                          ---------------   ---------------
  Net Expenses                                                  2,485,761           660,836
                                                          ---------------   ---------------
NET INVESTMENT INCOME (LOSS)                                    1,587,352          (281,622)
                                                          ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY
Realized gain (loss) from:
  Securities                                                  (47,284,567)      (20,782,303)
  Foreign currency transactions                                (1,596,378)               --
                                                          ---------------   ---------------
    Net realized gain (loss)                                  (48,880,945)      (20,782,303)
                                                          ---------------   ---------------
Change in unrealized appreciation (depreciation) of:
  Investments                                                 (15,901,460)       (6,331,873)
  Other assets and liabilities denominated in foreign
   currencies                                                     138,101                --
                                                          ---------------   ---------------
    Net unrealized appreciation (depreciation)                (15,763,359)       (6,331,873)
                                                          ---------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS                                (64,644,304)      (27,114,176)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                          $   (63,056,952)  $   (27,395,798)
                                                          ===============   ===============
  * Foreign taxes withheld                                $       486,565   $            --
                                                          ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             US EQUITY         EMERGING           LARGE CAP
                                                               GROWTH           GROWTH              VALUE
                                                          ---------------   ---------------   ---------------
INVESTMENT INCOME
Dividends, net of foreign taxes*                          $       173,091   $       276,138   $       935,439
Interest                                                           25,948            32,437             9,793
Securities Lending                                                 14,188            25,335                43
                                                          ---------------   ---------------   ---------------
  Total Income                                                    213,227           333,910           945,275
                                                          ---------------   ---------------   ---------------
EXPENSES
Advisory fee                                                      544,368         1,087,805           304,316
Accounting and administration fees                                 75,437           100,302            52,136
Custodian fees                                                     33,424            74,000            24,947
Transfer agent fees and expenses                                   61,272            71,554            37,267
Shareholder servicing fees                                          6,371            24,423            32,832
Administrative services                                            71,789           114,287            46,488
Professional fees                                                  31,434            47,370            19,313
Shareholder reporting                                              27,025            36,259            21,318
Registration fees                                                  22,859            23,084            20,566
Trustees' fees and expenses                                         6,659             9,533             3,410
Interest and credit facility fee                                    1,450             4,658             4,043
Insurance                                                          14,857            16,455             4,144
Miscellaneous                                                      11,706            15,781             7,208
                                                          ---------------   ---------------   ---------------
    Total Expenses                                                908,651         1,625,511           577,988
Expense offset                                                    (13,242)          (22,839)           (4,995)
Expenses (reimbursed)/recouped                                   (151,434)         (190,316)         (145,721)
                                                          ---------------   ---------------   ---------------
  Net Expenses                                                    743,975         1,412,356           427,272
                                                          ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)                                     (530,748)       (1,078,446)          518,003
                                                          ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY
Realized gain (loss) from:
  Securities                                                  (23,863,890)      (37,914,813)       (7,113,597)
  Foreign currency transactions                                        --                --                --
                                                          ---------------   ---------------   ---------------
    Net realized gain (loss)                                  (23,863,890)      (37,914,813)       (7,113,597)
                                                          ---------------   ---------------   ---------------
Change in unrealized appreciation (depreciation) of:
  Investments                                                  (8,274,469)      (16,855,667)       (7,331,775)
  Other assets and liabilities denominated in foreign
   currencies                                                          --                --                --
                                                          ---------------   ---------------   ---------------
    Net unrealized appreciation (depreciation)                 (8,274,469)      (16,855,667)       (7,331,775)
                                                          ---------------   ---------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS                                (32,138,359)      (54,770,480)      (14,445,372)
                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                          $   (32,669,107)  $   (55,848,926)  $   (13,927,369)
                                                          ===============   ===============   ===============
  * Foreign taxes withheld                                $            --   $         1,315   $            --
                                                          ---------------   ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31

                                                                       INTERNATIONAL CORE GROWTH
                                                                   ---------------------------------
                                                                       2003               2002
                                                                   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     $     1,587,352   $       696,170
  Net realized gain (loss)                                             (48,880,945)      (62,568,664)
  Net unrealized appreciation (depreciation)                           (15,763,359)       36,081,462
                                                                   ---------------   ---------------
    Net increase (decrease) in net assets from investment
     operations                                                        (63,056,952)      (25,791,032)
                                                                   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                                         --                --
    Retirement Class                                                            --                --
  From net realized gains
    Institutional Class                                                         --                --
    Retirement Class                                                            --                --
                                                                   ---------------   ---------------
    Total distributions                                                         --                --
                                                                   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                                 85,519,973        62,299,497
    Retirement Class                                                     7,437,115         5,824,250
  Distributions reinvested
    Institutional Class                                                         --                --
    Retirement Class                                                            --                --
  Cost of shares redeemed
    Institutional Class                                               (152,231,153)      (38,414,791)
    Retirement Class                                                    (7,913,928)       (4,618,105)
    Net assets received in conjunction with merger
     agreement                                                                  --                --
                                                                   ---------------   ---------------
    Net increase (decrease) in net assets from share
     transactions                                                      (67,187,993)       25,090,851
                                                                   ---------------   ---------------
    Net Increase (Decrease) in Net Assets                             (130,244,945)         (700,181)
NET ASSETS
  Beginning                                                            226,118,406       226,818,587
                                                                   ---------------   ---------------
  Ending                                                           $    95,873,461   $   226,118,406
                                                                   ===============   ===============
Undistributed net investment income (loss), ending                 $       102,329   $       111,355
                                                                   ===============   ===============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                              530,638           317,724
  Distributions reinvested                                                      --                --
  Shares redeemed                                                         (569,965)         (247,739)
                                                                   ===============   ===============
  Net Retirement Share Activity                                            (39,327)           69,985
                                                                   ===============   ===============
  Net Institutional Share Activity                                              --                --
                                                                   ===============   ===============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                            5,521,489         3,502,388
  Distributions reinvested                                                      --                --
  Shares redeemed                                                      (11,173,144)       (2,212,809)
  Shares received in conjunction with merger agreement                          --                --
                                                                   ---------------   ---------------
  Net Institutional Share Activity                                      (5,651,655)        1,289,579
                                                                   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   US LARGE CAP SELECT GROWTH            US EQUITY GROWTH
                                                              ---------------------------------   ---------------------------------
                                                                   2003               2002              2003              2002
                                                              ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                $      (281,622)  $      (641,844)  $      (530,748)  $      (769,692)
  Net realized gain (loss)                                        (20,782,303)      (46,884,276)      (23,863,890)      (32,425,285)
  Net unrealized appreciation (depreciation)                       (6,331,873)       25,262,395        (8,274,469)       14,639,983
                                                              ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from investment
     operations                                                   (27,395,798)      (22,263,725)      (32,669,107)      (18,554,994)
                                                              ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                                    --                --                --                --
    Retirement Class                                                       --                --                --                --
  From net realized gains
    Institutional Class                                                    --                --                --                --
    Retirement Class                                                       --                --                --                --
                                                              ---------------   ---------------   ---------------   ---------------
    Total distributions                                                    --                --                --                --
                                                              ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                             5,181,870        31,612,251        10,632,435        40,435,417
    Retirement Class                                                5,555,103        12,441,238             4,469            17,580
  Distributions reinvested
    Institutional Class                                                    --                --                --                --
    Retirement Class                                                       --                --                --                --
  Cost of shares redeemed
    Institutional Class                                           (28,865,061)      (21,655,522)      (46,230,038)      (25,498,159)
    Retirement Class                                              (23,251,903)       (6,591,609)           (9,860)          (60,575)
    Net assets received in conjunction with merger
     agreement                                                             --                --                --                --
                                                              ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from share
     transactions                                                 (41,379,991)       15,806,358       (35,602,994)       14,894,263
                                                              ---------------   ---------------   ---------------   ---------------
    Net Increase (Decrease) in Net Assets                         (68,775,789)       (6,457,367)      (68,272,101)       (3,660,731)
NET ASSETS
  Beginning                                                        96,155,344       102,612,711       110,359,741       114,020,472
                                                              ---------------   ---------------   ---------------   ---------------
  Ending                                                      $    27,379,555   $    96,155,344   $    42,087,640   $   110,359,741
                                                              ===============   ===============   ===============   ===============
Undistributed net investment income (loss), ending            $            --   $            --   $            --   $            --
                                                              ===============   ===============   ===============   ===============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                         398,538           617,945               525             1,500
  Distributions reinvested                                                 --                --                --                --
  Shares redeemed                                                  (1,817,930)         (334,096)           (1,216)           (5,388)
                                                              ===============   ===============   ===============   ===============
  Net Retirement Share Activity                                            --                --                --                --
                                                              ===============   ===============   ===============   ===============
  Net Institutional Share Activity                                 (1,419,392)          283,849              (691)           (3,888)
                                                              ===============   ===============   ===============   ===============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                         376,371         1,596,541         1,238,125         3,313,326
  Distributions reinvested                                                 --                --                --                --
  Shares redeemed                                                  (2,131,229)       (1,093,620)       (5,615,141)       (2,013,717)
  Shares received in conjunction with merger agreement                     --                --                --                --
                                                              ---------------   ---------------   ---------------   ---------------
  Net Institutional Share Activity                                 (1,754,858)          502,921        (4,377,016)        1,299,609
                                                              ===============   ===============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                      EMERGING GROWTH               LARGE CAP VALUE
                                                              -----------------------------   -----------------------------
                                                                  2003            2002            2003           2002
                                                              -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                $  (1,078,446)  $    (763,817)  $     518,003   $     508,678
  Net realized gain (loss)                                      (37,914,813)    (35,645,098)     (7,113,597)     (1,957,311)
  Net unrealized appreciation (depreciation)                    (16,855,667)     33,116,067      (7,331,775)      4,460,226
                                                              -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
     from investment operations                                 (55,848,926)     (3,292,848)    (13,927,369)      3,011,593
                                                              -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                                  --              --        (393,835)       (108,672)
    Retirement Class                                                     --              --        (114,832)        (18,078)
  From net realized gains
    Institutional Class                                                  --              --              --        (759,455)
    Retirement Class                                                     --              --              --        (170,830)
                                                              -------------   -------------   -------------   -------------
    Total distributions                                                  --              --        (508,667)     (1,057,035)
                                                              -------------   -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                                           8,440,975      66,218,636      14,654,872      25,199,986
    Retirement Class                                              1,339,322       2,192,478       1,748,375       3,198,953
  Distributions reinvested
    Institutional Class                                                  --              --         383,704         833,253
    Retirement Class                                                     --              --         114,832         188,908
  Cost of shares redeemed
    Institutional Class                                         (90,421,686)    (27,897,943)    (15,177,108)    (34,855,005)
    Retirement Class                                             (1,525,264)     (1,168,607)     (3,661,668)     (2,249,079)
    Net assets received in conjunction with merger
     agreement                                                           --              --              --              --
                                                              -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets from share
     transactions                                               (82,166,653)     39,344,564      (1,936,993)     (7,682,984)
                                                              -------------   -------------   -------------   -------------
    Net Increase (Decrease) in Net Assets                      (138,015,579)     36,051,716     (16,373,029)     (5,728,426)
NET ASSETS
  Beginning                                                     177,650,716     141,599,000      50,781,575      56,510,001
                                                              -------------   -------------   -------------   -------------
  Ending                                                      $  39,635,137   $ 177,650,716   $  34,408,546   $  50,781,575
                                                              =============   =============   =============   =============
Undistributed net investment income (loss), ending            $          --   $          --   $     518,007   $     508,671
                                                              =============   =============   =============   =============
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                       182,675         230,965          88,765         133,876
  Distributions reinvested                                               --              --           5,805           8,188
  Shares redeemed                                                  (205,556)       (123,776)       (191,075)        (94,322)
                                                              =============   =============   =============   =============
  Net Institutional Share Activity                                  (22,881)        107,189         (96,505)         47,742
                                                              =============   =============   =============   =============
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                                     1,088,572       6,549,255         674,339       1,023,197
  Distributions reinvested                                               --              --          19,359          36,040
  Shares redeemed                                               (13,312,953)     (2,923,707)       (783,019)     (1,443,390)
  Shares received in conjunction with merger agreement                   --              --              --              --
                                                              -------------   -------------   -------------   -------------
  Net Institutional Share Activity                              (12,224,381)      3,625,548         (89,321)       (384,153)
                                                              =============   =============   =============   =============
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

   Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end management investment company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds offer Institutional shares ("Class I") and five Funds offer Retirement shares ("Class R"). The Class R shares have no sales charge and distribution fees but have a shareholder servicing fee. The five Funds offering Class R shares are covered in this report with each Fund's operations accounted for separately.

   On June 1, 2002 the names of the following funds were changed to more accurately reflect their investment policies.

OLD                        NEW
---                        ---
Mid Cap Growth Fund        U.S. Equity Growth Fund
Small Cap Growth Fund      Emerging Growth Fund
Value Fund                 Large Cap Growth Fund

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

   Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt securities are valued at bid prices obtained from independent pricing services or from one or more dealers making markets in the securities. Security prices quoted in a foreign currency are translated using the current U.S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market value. When market quotations for securities are not readily available, a fair value is determined by the Investment Adviser in accordance with procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

   Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

FOREIGN CURRENCY TRANSACTIONS

   At each net asset valuation date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a foreign currency is included with the net realized and unrealized gain or loss of the associated security. Other foreign currency gains or losses are reported separately.

   Certain Funds may use forward foreign currency contracts to reduce their exposure to currency fluctuations of their foreign securities. These contracts are commitments to purchase or sell a foreign currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward foreign currency contracts at March 31, 2003.

FUTURES CONTRACTS

   Each Fund may enter into futures contracts involving foreign currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at March 31, 2003.

OPTIONS CONTRACTS

   The Funds may: (a) buy call options on foreign currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

   Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund to access the securities market of a country from which the Fund would otherwise be precluded. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk of the underlying security, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

   Each Fund may temporarily loan securities up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralizes the loans with cash. The risk associated with portfolio lending is that the borrower may not provide additional collateral when required or return the securities when due.

   The market value of securities on loan and the related collateral for the year ended March 31, 2003 were:

           FUND                   MARKET VALUE   COLLATERAL
           ----                  -------------  ------------
International Core Growth        $   2,568,330  $  2,704,178
U.S. Equity Growth                   8,201,530     8,245,400
Emerging Growth                      5,965,559     6,411,900

CREDIT FACILITY

   The Trust has a $15 million credit facility available to fund temporary or emergency borrowing. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. The following funds had borrowing activity during the fiscal year ended March 31, 2003.

                                              WEIGHTED
                                               AVERAGE
           FUND                               INTEREST
           ----                               --------
International Core Growth Fund                    1.85%

COMMITMENT AND CONTINGENCIES

   In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

NOTE C -- FEDERAL INCOME TAXES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

   Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

   The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

   The tax character of distributions paid during the fiscal year ended March 31, 2003 were as follows:

                                                                       DISTRIBUTION PAID FROM:
                                                    ----------------------------------------------------------------
                                                                  NET          TOTAL                      TOTAL
                                                    ORDINARY   LONG TERM      TAXABLE      TAX RETURN  DISTRIBUTIONS
                      FUND                           INCOME   CAPITAL GAIN  DISTRIBUTIONS  OF CAPITAL     PAID (1)
                      ----                          --------  ------------  -------------  ----------  -------------
International Core Opportunities                          --            --             --          --             --
U.S. Large Cap Select Growth                              --            --             --          --             --
U.S. Equity Growth                                        --            --             --          --             --
Emerging Growth                                           --            --             --          --             --
Large Cap Value                                      508,667            --        508,667          --        508,667

   The tax character of distributions paid during the fiscal year ended March 31, 2002 were as follows:

                                                                       DISTRIBUTION PAID FROM:
                                                    ----------------------------------------------------------------
                                                                  NET          TOTAL                      TOTAL
                                                    ORDINARY   LONG TERM      TAXABLE      TAX RETURN  DISTRIBUTIONS
                      FUND                           INCOME   CAPITAL GAIN  DISTRIBUTIONS  OF CAPITAL     PAID (1)
                      ----                          --------  ------------  -------------  ----------  -------------
International Core Growth                                 --            --             --          --             --
U.S. Large Cap Select Growth                              --            --             --          --             --
U.S. Equity Growth                                        --            --             --          --             --
Emerging Growth                                           --            --             --          --             --
Large Cap Value                                      760,884       296,151      1,057,035          --      1,057,035

   As of March 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                       COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT):
                         -------------------------------------------------------------------------------------------------------
                         UNDISTRIBUTED    UNDISTRIBUTED                    ACCUMULATED        UNREALIZED             TOTAL
                           ORDINARY         LONG-TERM      ACCUMULATED     CAPITAL AND       APPRECIATION/        ACCUMULATED
        FUND                INCOME        CAPITAL GAINS      EARNINGS     OTHER LOSSES      (DEPRECIATION)     EARNING/(DEFICIT)
        ----             -------------    -------------    -----------   ---------------    ---------------    -----------------
International Core
Growth                         484,619               --       484,619       (147,213,697)(2)     (1,785,909)(3)     (148,514,987)
U.S. Large Cap Select
Growth                              --               --            --       (110,100,964)(2)        179,716(3)      (109,921,248)
U.S. Equity Growth                  --               --            --        (94,707,236)(2)      3,443,262(3)       (91,263,974)
Emerging Growth                     --               --            --       (100,485,143)(2)       (816,959)(3)     (101,302,102)
Large Cap Value                518,007               --       518,007         (9,051,513)(2)     (2,703,520)(3)      (11,237,026)

(1) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.
(2)  The following Funds had net capital loss carryforwards of approximately:

                                 CAPITAL LOSS                POST OCTOBER
                                 CARRYFORWARD   EXPIRATION      LOSSES
              FUND                (IN 000'S)       DATE       (IN 000'S)
              ----               ------------   ----------   ------------
International Core Growth        $     15,101      3/31/09         17,354
                                       71,859      3/31/10
                                       42,899      3/31/11
U.S. Large Cap Select Growth            4,810      3/31/09          3,286
                                       75,903      3/31/10
                                       26,102      3/31/11
U.S. Equity Growth                     64,136      3/31/10          2,139
                                       28,433      3/31/11
Emerging Growth                        57,918      3/31/10          8,905
                                       33,662      3/31/11
Large Cap Value                           950      3/31/10          1,441
                                        6,660      3/31/11

     To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
     Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended March 31, 2003, the Fund deferred to April 1, 2003, post October capital and currency losses.

(3) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

   Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

   Many of the brokers with whom Nicholas-Applegate places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the funds expenses. During the period, the credits used to reduce the funds custody fees were:

                                                       DIRECT
                                 CREDIT  INTEREST     BROKERAGE
              FUND                   OFFSET            OFFSET
              ----               ----------------    ----------
International Core Growth                   1,959        36,562
U.S. Large Cap Select Growth                1,260         9,222
U.S. Equity Growth                          2,105        11,137
Emerging Growth                             2,966        19,873
Large Cap Value                               597         4,398

USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NICHOLAS-APPLEGATE SOUTHEAST ASIA FUND, LTD.

   The Emerging Countries and International Growth Opportunities Funds invests in the Indian and certain other Southeast Asia stock markets through Nicholas-Applegate Southeast Asia Fund Ltd., a subsidiary company of each of the Funds and incorporated under the laws of Mauritius (the "Mauritius Subsidiary"). The Mauritius Subsidiary is entitled to benefit from the double taxation treaty between India and Mauritius, and invests in India in what the Investment Adviser considers to be the most efficient way currently available. The Mauritius Subsidiary may also be utilized to invest in other Southeast Asia markets where deemed appropriate or advisable by the Investment Adviser. The Fund holds a 100% interest in a separate class of securities issued by the Mauritius Subsidiary, represented by a separate, underlying portfolio of securities. The accounts of the Mauritius Subsidiary are reflected in the Fund using consolidation accounting principles.

NOTE D -- TRANSACTIONS WITH AFFILIATES

   The Investment Adviser, receives the following advisor fees payable monthly based on the average daily net assets of each Fund.

                                   ADVISORY FEES
                                -------------------
                                 4/1/02     1/22/03
                                   TO         TO
                                 1/21/03    3/31/03
                                --------   --------
International Core Growth           1.00%      0.70%
U.S. Large Cap Select
  Growth, Large Cap Value           0.75%      0.45%
U.S. Equity Growth                  0.75%      0.60%
Emerging Growth                     1.00%      0.75%

   Pursuant to the Administrative Services agreement the Investment Adviser provides operational support services to the Funds at an annual fee on average daily net assets up to 0.25%.

                                 ADMINISTRATIVE      SHAREHOLDER
                                  SERVICES FEE       SERVICES FEE
                               4/01/02   1/22/03  4/01/02   1/22/03
                                 TO        TO       TO        TO
              FUND             1/21/03   3/31/03  1/21/03   3/31/03
              ----            --------  --------  --------  --------
International Core Growth         0.10%     0.25%     0.25%     0.25%
U.S. Large Cap Select Growth      0.10%     0.15%     0.25%     0.15%
U.S. Equity Growth                0.10%     0.07%     0.25%     0.08%
Emerging Growth                   0.10%     0.12%     0.25%     0.13%
Large Cap Value                   0.10%     0.15%     0.25%     0.15%

   The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through March 31, 2004. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the differences between the Funds' actual expenses (exclusive of taxes, interest, brokerage and expense offset arrangements) when they fall below the limit in the year such reimbursement is paid.

                                RETIREMENT CLASS
                        EXPENSE    EXPENSE    EXPENSE
                         LIMIT      LIMIT      LIMIT
                        4/01/02    7/01/02    1/22/03
                          TO         TO         TO
        FUND            6/30/02    1/21/03    3/31/03
        ----           ---------  ---------  ---------
International Core
  Growth                    1.65%      1.40%      1.40%
U.S. Large Cap Select
  Growth                    1.25%      1.15%      1.25%
U.S. Equity Growth          1.25%      1.25%      1.25%
Emerging Growth             1.50%      1.50%      1.50%
Large Cap Value             1.25%      1.10%      1.25%

   The Class R shares have a shareholder servicing agreement with the Distributor. The shareholder servicing plan is a compensation plan, which compensates the Distributor for expenses in connection with non-distribution shareholder services provided by the Distributor to other financial institutions. The Retirement Class pays an annual fee on its average daily net assets of up to 0.25% under the shareholder servicing agreement.

   Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $31,000 each from the Trust. All of which was paid as of March 31, 2003.

NOTE E -- INVESTMENT TRANSACTIONS

   The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2002 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2002 and the related gross and net unrealized appreciation and depreciation, provides aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                            GROSS           GROSS          UNREALIZED
                                                          UNREALIZED      UNREALIZED      APPRECIATION
                    PURCHASES      SALES     TAX COST    APPRECIATION    DEPRECIATION    (DEPRECIATION)
     FUND           (IN 000'S)  (IN 000'S)  (IN 000'S)    (IN 000'S)      (IN 000'S)       (IN 000'S)
     ----           ----------  ----------  ----------  --------------  --------------   --------------
International Core
  Growth            $  376,151  $  474,856  $  108,540  $        4,623          (6,409)          (1,786)
U.S. Large Cap
  Select Growth        117,667     157,697      28,119           1,123            (943)             180
U.S. Equity Growth     150,060     186,784      39,330           4,266            (823)           3,443
Emerging Growth        136,573     219,439      40,287           3,873          (4,690)            (817)
Large Cap Value         58,612      59,849      38,357           1,840          (4,544)          (2,704)

NOTE F -- FINANCIAL INSTRUMENTS

   During the year, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward foreign currency contracts and futures contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

NOTE G -- CHANGE IN INDEPENDENT AUDITOR

   Based on the recommendation of the Audit Committee of the Trust, on February 7, 2003, the Board of Trustees determined not to retain Ernst & Young LLP ("E&Y") as the Trust's independent auditor and voted to appoint PricewaterhouseCoopers LLP as the Trust's independent auditor, for the fiscal year ended March 31, 2003. During the two most recent fiscal years through February 7, 2003, E&Y's audit reports contained no adverse opinion or disclaimer of opinion, nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Management of the Trust had a disagreement with E&Y related to the accounting for credits under a proposed expense offset arrangement with respect to securities lending. This arrangement did not become effective until April, 2003. The disagreement was not satisfactorily resolved with E&Y. Due to this disagreement, the Trust consulted with PricewaterhouseCoopers LLP who after consultation with the Staff of the Securities and Exchange Commission, opined that the Trust could account for credits under the expense offset arrangement in the manner proposed by the Management of the Trust.

NOTE H -- ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

   The amounts which represent income derived from sources within, and taxes paid to foreign countries or possessions of the United States are as follows:

                                   FOREIGN
              FUND              SOURCE INCOME  FTC TOTAL:
              ----              -------------  ----------
International Core Growth       $   4,322,634  $  470,635

   The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2003, which qualify for the Dividends Received Deduction available to corporate shareholders was:

              FUND               PERCENTAGE:
              ----              -------------
Large Cap Value                        100.00%

   As of 3/31/03 none of the Fund's designated any amount as capital gains distributions for the purpose of the Dividends Paid Deduction.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the "Funds") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003, by correspondence with the custodian and brokers provide a reasonable basis for our opinion. The financial statements of the Funds for year ended March 31, 2002 and prior periods were audited by other independent accountants whose report dated May 1, 2002 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
May 9, 2003

NOTE F -- CORPORATE GOVERNANCE (UNAUDITED)

                                                                                      NUMBER OF
                                        TERM OF                                     PORTFOLIOS IN
                        POSITION(S)    OFFICE AND                                    FUND COMPLEX
  NAME, ADDRESS (1)     HELD WITH   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN BY         OTHER DIRECTORSHIPS
     AND AGE               FUND       SERVED (2)          DURING PAST 5 YEARS          TRUSTEE             HELD BY TRUSTEE
--------------------   -----------  ---------------   ----------------------------- -------------   --------------------------------
DISINTERESTED TRUSTEES:

WALTER E. AUCH (81)     Trustee     Since May 1999    Retired; prior thereto,            14         Trustee, UBS Funds (since
                                                      Chairman and CEO of Chicago                   1994) and Brinson
                                                      Board of Options Exchange                     Supplementary Trust
                                                      (1979-1986); prior thereto,                   (since 1997); Director,
                                                      Senior Executive-Vice                         Thompson Asset Management
                                                      President PaineWebber Inc.                    Corp (1987-1999);
                                                                                                    Director, Smith Barney
                                                                                                    Trak Fund (since 1992)
                                                                                                    and Smith Barney Advisors
                                                                                                    (since 1992); Director,
                                                                                                    PIMCO Advisors L.P
                                                                                                    (1994-2001); Director,
                                                                                                    Banyon Realty Trust
                                                                                                    (1988-2002), Banyon
                                                                                                    Mortgage Investment Fund
                                                                                                    (1988-2002) and Banyon
                                                                                                    Land Fund II (1988-2002);
                                                                                                    Director, Express America
                                                                                                    Holdings Corp
                                                                                                    (1992-1999); Director,
                                                                                                    Legend Properties, Inc.
                                                                                                    (1987-1999); Director,
                                                                                                    Senele Group (since
                                                                                                    1988); Director, Fort
                                                                                                    Dearborn Income
                                                                                                    Securities, Inc.
                                                                                                    (1987-1995); Trustee,
                                                                                                    Nicholas-Applegate Mutual
                                                                                                    Funds (1994-1999);
                                                                                                    Director, Geotek
                                                                                                    Industries, Inc.
                                                                                                    (1987-1998).

                                                                                      NUMBER OF
                                        TERM OF                                     PORTFOLIOS IN
                       POSITION(S)    OFFICE AND                                    FUND COMPLEX
 NAME, ADDRESS (1)      HELD WITH   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN BY         OTHER DIRECTORSHIPS
     AND AGE              FUND         SERVED (2)         DURING PAST 5 YEARS          TRUSTEE             HELD BY TRUSTEE
--------------------   -----------  ---------------   ----------------------------- -------------   --------------------------------
DARLENE DEREMER (47)   Trustee      Since May 1999     Managing Director, NewRiver      14          Founding Member and Director,
                                                       E-Business Advisory Services                 National Defined Contribution
                                                       Division; Prior to, President                Council (since 1997); Trustee,
                                                       and Founder, DeRemer                         Boston Alzheimer's Association
                                                       Associates, a strategic and                  (since 1998); Director, King's
                                                       marketing consulting firm for                Wood Montessori School (since
                                                       the financial services                       1995); Editorial Board,
                                                       industry (since 1987); Vice                  National Association of
                                                       President and Director, Asset                Variable Annuities since
                                                       Management Division, State                   1997); Director,
                                                       Street Bank and Trust Company,               Nicholas-Applegate Strategic
                                                       now referred to as State                     Opportunities, Ltd.
                                                       Street Global Advisers,                      (1994-1997); Trustee,
                                                       (1982-1987); Vice President,                 Nicholas-Applegate Mutual
                                                       T. Rowe Price & Associates                   Funds (1994-1999); Director,
                                                       (1979-1982); Member, Boston                  Jurika & Voyles Fund Group
                                                       Club (since 1998); Member,                   (since 1994-2000).
                                                       Financial Women's Association
                                                       Advisory Board (since 1995);
                                                       Founder, Mutual Fund Cafe
                                                       Website.


GEORGE F.KEANE (73)    Trustee      Since May 1999    Consultant, Associated Energy     14          Director, Bramwell Funds
                                                      Managers (since 1994); Prior                  (since 1994); Director,
                                                      to, President Emeritus and                    Longview Oil & Gas (since
                                                      founding Chief Executive                      2000); Director, Security
                                                      Officer, The Common Fund                      Capital U.S.Real Estate
                                                      (1971-1992); and Endowment                    (since 1997); Director,
                                                      Advisors (1987-1992)                          The Universal Bond
                                                      (organizations that provide                   Fund (since 1997); Director,
                                                      investment management                         Universal Stainless & Alloy
                                                      programs for colleges and                     Products Inc.(1994-2000);
                                                      universities) ; Member,                       Director, United Water
                                                      Investment Advisory                           Services and affiliated
                                                      Committee, New York State                     companies (1996-2000);
                                                      Common Retirement Fund                        Director, and former Chairman
                                                      (since 1982).                                 of the Board, Trigen Energy
                                                                                                    Corporation (1994-2000);
                                                                                                    Trustee, Nicholas-Applegate
                                                                                                    Mutual Funds (1994-1999).

                                                                                      NUMBER OF
                                        TERM OF                                     PORTFOLIOS IN
                        POSITION(S)    OFFICE AND                                    FUND COMPLEX
  NAME, ADDRESS (1)      HELD WITH   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN BY         OTHER DIRECTORSHIPS
     AND AGE              FUND          SERVED (2)          DURING PAST 5 YEARS          TRUSTEE             HELD BY TRUSTEE
--------------------   -----------  ---------------   ----------------------------- -------------   --------------------------------
INTERESTED TRUSTEES:

E. BLAKE MOORE, JR.    Chairman     Since May 2001    General Counsel and                 14        Director and Chairman of the
 (45)                  and                            Secretary, Nicholas-Applegate                 Board, Nicholas-Applegate
                       President                      Capital Management LLC,                       Fund, Inc.(Since 2001);
                                                      Nicholas-Applegate Securities                 Secretary, Nicholas-Applegate
                                                      LLC, Nicholas-Applegate                       Institutional Funds
                                                      Holdings LLC and Nicholas-                    (1999-2001); Secretary,
                                                      Applegate Securities                          Nicholas-Applegate Securities,
                                                      International LDC (Since                      LLC (Since 1993); Director,
                                                      1993).                                        Nicholas-Applegate Southeast
                                                                                                    Asia Fund (Since 2000);
                                                                                                    Director Nicholas-Applegate
                                                                                                    India Fund, LLC (Since 2002);
                                                                                                    Secretary (1994-1999) and
                                                                                                    Treasurer (1998-1999)
                                                                                                    Nicholas-Applegate Mutual Funds.
OFFICERS:

CHARLES H. FIELD, JR.  Secretary    Since May 2001    Deputy General Counsel,             14        Director, Nicholas-Applegate
(47)                                                  Nicholas-Applegate                            Southeast Asia Fund (Since
                                                      Capital Management                            1999). Director, Nicholas-
                                                      (since 1996).                                 Applegate Strategic
                                                                                                    Opportunities Fund, LLC
                                                                                                    (1996-2000); Director, Torrey
                                                                                                    Pines Fund, Ltd.(Since 1999);
                                                                                                    Director, Nicholas-Applegate
                                                                                                    U.S. Growth Equity Fund
                                                                                                    (1996-2002); Director,
                                                                                                    Nicholas-Applegate India Fund,
                                                                                                    LCC (since 2002); Director,
                                                                                                    Torrey Pines Master Fund, Ltd.
                                                                                                    (since 2002); Director Nicholas-
                                                                                                    Applegate U.S. Convertible
                                                                                                    Arbitrage Fund, Ltd. and
                                                                                                    Nicholas-Applegate U.S.
                                                                                                    Convertible Arbitrage Master
                                                                                                    Fund, Ltd. (Since 2002);

C. WILLIAM MAHER (42)  Treasurer    Since May 1999    Chief Financial Officer,            14        NA
                                                      Nicholas-Applegate Capital
                                                      Management , Nicholas-Applegate
                                                      Securities, LLC (Since 1998);
                                                      Chief Financial Officer
                                                      Nicholas-Applegate Holdings, LLC
                                                      (Since 2001). Formerly Chief
                                                      Financial Officer, Mitchell
                                                      Hutchins Asset Management,
                                                      Inc. (1990-1998).

(1) Unless  otherwise  noted,  the address of the  Trustees and Officers is c/o:
    Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

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               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                          E. Blake Moore, Jr., CHAIRMAN

                                  Walter E. Auch

                                Darlene T. DeRemer

                                 George F. Keane

                                    OFFICERS

                          E. Blake Moore, Jr., PRESIDENT

                         Charles H. Field, Jr., SECRETARY

                      Deborah A. Wussow, ASSISTANT SECRETARY

                           C. William Maher, TREASURER

                     Thomas Muscarella, ASSISTANT TREASURER

                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management

                                   DISTRIBUTOR

                          Nicholas-Applegate Securities

                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.

                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

600 West Broadway

San Diego, California 92101

800 - 551 - 8643

Nicholas-Applegate Securities, Distributor

                                                                       ANN303RET